UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 499-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As reported in a Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission by Centennial Resource Development, Inc., a Delaware corporation (“Centennial”) on May 19, 2022, the Company, Centennial Resource Production, LLC, a Delaware limited liability company and subsidiary of Centennial (“Merger Sub”), Colgate Energy Partners III, LLC, a Delaware limited liability company (“Colgate”), and, solely for purposes of the specified provisions therein, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company, entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions in the Business Combination Agreement, Merger Sub will merge with and into Colgate (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of Centennial.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K in order to file the Business Combination Agreement as Exhibit 2.1 hereto. No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Business Combination Agreement and the Merger.

Item 1.01.	Entry into a Material Definitive Agreement.

The Business Combination Agreement is filed as Exhibit 2.1 to this Amendment, and the description thereof is qualified in its entirety by reference to such Exhibit.

The Business Combination Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Centennial or Colgate. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement are qualified by information in confidential Disclosure Schedules provided by Centennial to Colgate and by Colgate to Centennial in connection with the signing of the Business Combination Agreement. These confidential Disclosure Schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between Centennial and Colgate rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Centennial or Colgate.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of May 19, 2022, by and among Centennial Resource Development, Inc., Centennial Resource Production, LLC, Colgate Energy Partners III, LLC, and, solely for purposes of the specified provisions therein, Colgate Energy Partners Holdings III, LLC.

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted and Centennial agrees to furnish supplementally to the U.S. Securities and Exchange Commission (“SEC”) a copy of any omitted exhibits upon request.

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this Report regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial, Colgate and/or the combined company are forward-looking statements. When used in this Report, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These statements include, but are not limited to, statements about Centennial’s and Colgate’s ability to effect the Merger; the expected benefits and timing of the Merger; future dividends and share repurchases; and future plans, expectations, and objectives for the combined company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the proxy statement to be filed in connection with the Merger, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations.

Additional Information and Where to Find It

This Report relates to the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial will also file other documents regarding the proposed Merger with the SEC. The Proxy Statement will be sent or given to the Centennial stockholders and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com.

Participants in the Solicitation

Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Information about Centennial’s directors and executive officers is set forth in Centennial’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: May 19, 2022	By:	/s/ George S. Glyphis
George S. Glyphis
Executive Vice President and Chief Financial Officer

Exhibit 2.1

Execution Version

BUSINESS COMBINATION AGREEMENT

BY AND AMONG

COLGATE ENERGY PARTNERS III, LLC,

CENTENNIAL RESOURCE DEVELOPMENT, INC.,

CENTENNIAL RESOURCE PRODUCTION, LLC,

AND,

SOLELY FOR PURPOSES OF THE SPECIFIED PROVISIONS HEREIN,

COLGATE ENERGY PARTNERS III MIDCO, LLC

DATED AS OF MAY 19, 2022

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Table of Contents (cont’d)

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Table of Contents (cont’d)

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Table of Contents (cont’d)

iv

APPENDICES:

Appendix A - Definitions

EXHIBITS:

Exhibit A – Pre-Closing Reorganization

Exhibit B – Form of Registration Rights Agreement

Exhibit C – Form of A&R Parent Charter

Exhibit D – Form of Voting Agreement

Exhibit E – Form of A&R LLC Agreement

SCHEDULES:

Company Disclosure Schedules

Parent Disclosure Schedules

Schedule A – Subject Wells

BUSINESS COMBINATION AGREEMENT

This Business Combination Agreement (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of May 19, 2022 (the “Execution Date”), by and among Colgate Energy Partners III, LLC, a Delaware limited liability company (the “Company”), Centennial Resource Development, Inc., a Delaware corporation (“Parent”), Centennial Resource Production, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of Section 5.3(d), Section 5.9, Article VIII, Section 9.5(b), Section 9.7(b), Section 10.4(b), Section 10.6(b) and Section 11.4 (collectively, the “Specified Provisions”), Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company (the “Company Unitholder”). The Company, Parent, Merger Sub and, solely with respect to the Specified Provisions, the Company Unitholder are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, subject to the terms and conditions hereof, one (1) day prior to the Effective Time, Parent will complete the pre-closing reorganization, pursuant to the structure and steps set forth in Exhibit A (the “Pre-Closing Reorganization”) and, as a result, Parent and Centennial Corp., a Delaware corporation and newly formed, wholly owned subsidiary of Parent (“Centennial Corp.”), will own all of the issued and outstanding equity Interests of Merger Sub.

WHEREAS, Merger Sub owns all of the assets and operations of Parent (other than Parent’s equity Interest in Merger Sub);

WHEREAS, the Company Unitholder is the sole member of the Company, and CEP III Holdings, LLC, a Delaware limited liability company (“Holdings”) is the sole member of the Company Unitholder;

WHEREAS, subject to the terms and conditions hereof, one (1) day following the completion of the Pre-Closing Reorganization, Merger Sub will merge with and into the Company (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of Parent;

WHEREAS, contemporaneously with the Closing, in connection with the Transactions, Parent and the Company Unitholder (and those Company Designees whom the Company Unitholder designates as a party as identified in writing to Parent at least two Business Days prior to the Closing Date), will enter into that certain Registration Rights Agreement (the “Registration Rights Agreement”), substantially in the form set forth on Exhibit B, to be effective upon the Closing;

WHEREAS, Parent shall, subject to obtaining the Parent Stockholder Approvals, adopt a fourth amended and restated certificate of incorporation, substantially in the form set forth on Exhibit C (the “A&R Parent Charter”), to be effective as of the Effective Time;

WHEREAS, the board of directors of Parent (the “Parent Board”) has unanimously (a) determined that this Agreement and the Transactions are advisable and fair to, and in the best interest of, the Parent Stockholders, (b) approved and declared advisable this Agreement and the Transactions, including the issuance of shares of Parent Class C Common Stock to the Company Unitholder (and the issuance of the Parent Class A Common Stock issuable upon the exchange of the Surviving Company Units in accordance with the A&R LLC Agreement) and (c) resolved, subject to applicable Law, to make the Parent Recommendation;

WHEREAS, concurrently with the execution of this Agreement, certain Parent Stockholders (the “Supporting Parent Stockholders”), Parent and the Company are entering into that certain Voting Agreement, substantially in the form set forth on Exhibit D (the “Voting Agreement”), pursuant to which, among other things, each Supporting Parent Stockholder is agreeing to support and vote in favor of all of the Proposals;

WHEREAS, the board of managers of Holdings has approved and declared advisable and in the best interest of Holdings for each of the Company Unitholder and the Company this Agreement and the Transactions, including the Merger; and

WHEREAS, Parent, as the sole member of Merger Sub, has approved and declared advisable this Agreement and the Transactions, including the Merger.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound by the terms hereof, agree as follows:

Article I

Definitions and Interpretation

Section 1.1 Defined Terms. In addition to the terms defined in the Preamble and the Recitals of this Agreement, for purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings set forth in Appendix A. A defined term has its defined meaning throughout this Agreement regardless of whether it appears before or after the place where it is defined, and its other grammatical forms have corresponding meanings.

Section 1.2 References and Rules of Construction. All references in this Agreement to Exhibits, Schedules, Appendices, Articles, Sections, subsections, clauses, and other subdivisions refer to the corresponding Exhibits, Schedules, Appendices, Articles, Sections, subsections, clauses, and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Exhibits, Schedules, Appendices, Articles, Sections, subsections, clauses, and other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. All references to “$” shall be deemed references to Dollars. Each accounting term not defined herein will have the meaning given to it under GAAP as interpreted as of the Execution Date, and, as applicable, as consistently applied in the oil and gas industry. Unless the context requires otherwise, the word “or” is not exclusive. As used herein, the word (a) “day” means calendar day; “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (b) “this Agreement,” “herein,” “hereby,” “hereunder,” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular

Article, Section, subsection, clause, or other subdivision unless expressly so limited; (c) “this Article,” “this Section,” “this subsection,” “this clause,” and words of similar import, refer only to the Article, Section, subsection, and clause hereof in which such words occur; and (d) “including” (in its various forms) means including without limitation. Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender, and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Appendices, Exhibits, and Schedules referred to herein are attached to this Agreement and by this reference incorporated herein for all purposes. Reference herein to any federal, state, local, or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise, and shall also be deemed to refer to such Laws as in effect as of the Execution Date or as hereafter amended. Examples are not to be construed to limit, expressly or by implication, the matter they illustrate. References to a specific time shall refer to prevailing Central Time, unless otherwise indicated. If any period of days referred to in this Agreement shall end on a day that is not a Business Day, then the expiration of such period shall be automatically extended until the end of the first succeeding Business Day. Except as otherwise specifically provided in this Agreement, any agreement, instrument, or writing defined or referred to herein means such agreement, instrument, or writing, as from time to time amended, supplemented, or modified prior to the Execution Date.

Article II

Business Combination Transactions

Section 2.1 Parent Transactions.

(a) One (1) day prior to the Effective Time, Parent shall complete the Pre-Closing Reorganization.

(b) At the Effective Time, the certificate of incorporation of Parent, as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time to be the A&R Parent Charter, and as so amended and restated shall be the certificate of incorporation of Parent until thereafter amended as provided therein or by applicable Law.

Section 2.2 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Delaware Limited Liability Company Act (the “DLLCA”), one (1) day following the completion of the Pre-Closing Reorganization, at the Effective Time, Merger Sub shall be merged with and into the Company, with Merger Sub surviving the Merger (Merger Sub is sometimes hereinafter referred to as the “Surviving Company” for the periods at and after the Effective Time), and the separate limited liability company existence of the Company shall thereupon cease by operation of the Laws of the State of Delaware. The Merger shall have the effects set forth in this Agreement and the DLLCA. Without limiting the generality of the foregoing and subject thereto, by virtue of the Merger and without further act or deed, at the Effective Time, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Company and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Company. After the Merger, the Surviving Company shall be a Subsidiary of Parent.

Section 2.3 Effect of the Merger. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the Company Unitholder:

(a) Conversion of Merger Sub Membership Interest. All membership interests of Merger Sub, issued and outstanding immediately prior to the Effective Time, shall be converted into the Pass Through Number of validly issued, fully paid and nonassessable (except as limited by the DLLCA) Surviving Company Units free and clear of all liens (other than restrictions on transfer under applicable securities Laws and the Organizational Documents of the Surviving Company) and Parent shall be designated as the sole manager of the Surviving Company. The “Pass Through Number” shall equal the number of shares of Parent Class A Common Stock that are outstanding immediately after the Effective Time, after giving effect to the Transactions.

(b) Consideration for Company Interest. Subject to Section 2.4, at the Effective Time, all of the Company Unitholder’s sole membership Interest in the Company shall be exchanged for 269,300,000 shares of Parent Class C Common Stock (the “Parent Stock Consideration”), 269,300,000 Surviving Company Units (the “Surviving Company Unit Consideration” and, together with the Parent Stock Consideration, the “Share Consideration”) and $525,000,000 (the “Cash Consideration” and, together with the Share Consideration, the “Merger Consideration”); provided that no fractional Surviving Company Units or Parent Class C Common Stock shall be issued, in connection therewith (with any such fractional amount being rounded down and paid in cash in lieu thereof pursuant to Section 2.10).

Section 2.4 Adjustments to Merger Consideration. At Closing, subject to the limitations set forth in Article IX and Article X and this Section 2.4, the Merger Consideration shall be adjusted downwards (if applicable, and without duplication) by any reduction to the Merger Consideration pursuant to Article IX and Article X. Any such reduction in the Merger Consideration shall be applied pro rata to the Cash Consideration and Share Consideration in the following proportions: twenty percent (20%) to the Cash Consideration, and eighty percent (80%) to the Share Consideration (such proportions, the “Defect Consideration Allocation”). Any such reduction to the Share Consideration shall be calculated in accordance with the Defect Share Formula. Notwithstanding anything to the contrary in this Agreement, the adjustment to the Merger Consideration pursuant to Article IX and Article X (if any) shall not exceed an amount equal to $160,000,000 (the “Defect Cap”) minus $80,000,000 (the “Aggregate Defect Deductible”).

Section 2.5 Organizational Documents of Merger Sub and Parent. At the Effective Time, the Merger Sub LLCA shall be amended and restated in its entirety to be in substantially the form set forth on Exhibit E (the “A&R LLC Agreement”) to, among other things, recapitalize the authorized equity securities of the Surviving Company (including the reclassification of all membership interests of Merger Sub into Surviving Company Units, with the rights, preferences and obligations set forth therein), permit the issuance and ownership of the Surviving Company Units as contemplated to be issued and owned upon consummation of the Transactions, with the rights, preferences and obligations set forth therein, and designate Parent as the sole manager of the Surviving Company. The A&R LLC Agreement shall be the limited liability company agreement of the Surviving Company until thereafter supplemented or amended in accordance with its terms and the DLLCA.

Section 2.6 Officers of the Surviving Company.

(a) Merger Sub shall take all necessary action prior to the Effective Time such that Parent shall continue as the sole manager of the Surviving Company from and after the Effective Time.

(b) The individuals set forth on Section 2.6(b) of the Company Disclosure Schedules shall serve as officers of the Surviving Company following the Effective Time until the earlier of their death, resignation or removal or until their respective successors are duly appointed.

Section 2.7 Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place electronically through the exchange of documents via e-mail or facsimile on the date which is two (2) Business Days after the date on which all conditions set forth in Article VI shall have been satisfied or waived (except for any such conditions that by their nature may only be satisfied at or in connection with the occurrence of Closing, but subject to the satisfaction or waiver of those conditions) or such other time and place as Parent and the Company may mutually agree in writing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.”

Section 2.8 Effective Time. On the Closing Date, the Company shall cause a Certificate of Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 18-209 of the DLLCA. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties in writing and specified in the Certificate of Merger (the “Effective Time”).

Section 2.9 Equitable Adjustment. Without limiting the obligations of Parent pursuant to Section 5.7, if, at any time on or after the date hereof and prior to the Closing, (x) Parent makes (or any record date occurs with respect thereto) (A) any Parent dividend or distribution of Parent Common Stock, (B) subdivision or split of any Parent Common Stock, (C) combination or reclassification of Parent Common Stock into a smaller number of shares of Parent Common Stock or (D) issuance of any securities by reclassification of Parent Common Stock (including any reclassification in connection with a merger, consolidation or business combination in which Parent is the surviving Person) (other than pursuant to this Agreement) or (y) any merger, consolidation, combination, or other transaction is consummated pursuant to which Parent Common Stock is converted to cash or other securities (other than pursuant to this Agreement), then the Merger Consideration and any other amounts payable pursuant to this Agreement shall be proportionately adjusted, including, for the avoidance of doubt, in the cases of clauses (x)(D) and (y) to provide for the receipt by the Company Unitholder, in lieu of any Surviving Company Units or Parent Class C Common Stock, the same number or amount of cash and/or securities as is received in exchange for each share of Parent Common Stock in connection with any such transaction described in clauses (x)(D) and (y) hereof. An adjustment made pursuant to the foregoing sentence shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, split, combination, reclassification or other transaction.

Section 2.10 Cash in Lieu of Fractional Interests. Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of Parent Class C Common Stock or fractional Surviving Company Units shall be issued pursuant to Section 2.3(b), and such fractional interests shall not entitle the owner thereof to vote or to any other rights of a holder of Parent Class C Common Stock or Surviving Company Units. In lieu of the issuance of any such fractional shares and units, Parent shall pay to the Company Unitholder, if the Company Unitholder would otherwise have been entitled to receive fractional interest, an amount in cash, without interest, rounded down to the nearest cent, equal to the product obtained by multiplying (a) the amount of the fractional interest to which the Company Unitholder would otherwise have been entitled (but for this Section 2.10) by (b) the Parent Trading Price.

Section 2.11 Withholding. Parent, Merger Sub, the Company and the Surviving Company shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to the Company Unitholder or any other Person such amounts as each of Parent, Merger Sub, the Company or the Surviving Company is required to deduct and withhold under the Code, or any Tax Law, with respect to the making of such payment; provided, that Parent, Merger Sub, the Company or the Surviving Company, as applicable, shall, prior to making any such deduction or withholding, notify the Company Unitholder or such other Person of any anticipated withholding, and reasonably cooperate with the Company Unitholder or such other Person to minimize the amount of any applicable withholding to such affected Person. To the extent that amounts are so withheld and timely remitted to the appropriate Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

Article III

Representations and Warranties of the Company

Except as set forth in the disclosure schedules delivered to Parent and Merger Sub by the Company on or prior to the Execution Date (the “Company Disclosure Schedules”), the Company hereby represents and warrants to Parent and Merger Sub as of the Execution Date and as of the Closing (except for the representations and warranties that refer to a specified date, which will be deemed made as of such date) as follows:

Section 3.1 Existence and Qualification.

(a) The Company is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Delaware and is duly qualified to do business in all jurisdictions in which its ownership of property or conduct of business requires the Company to be qualified except where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(b) Each Subsidiary of the Company is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its organization and is duly qualified to do business in each and every jurisdiction in which its ownership of property or conduct of business requires it to be qualified, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

Section 3.2 Organizational Power. The Company has all requisite limited liability company power to enter into and perform this Agreement and each other Transaction Document to which it is or will be a party and to consummate the Transactions. Each of the Company and its Subsidiaries has all requisite organizational power to own, lease, and operate its properties and to carry on its business as now being conducted, except where the failure to have such power, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

Section 3.3 Authorization and Enforceability.

(a) The execution, delivery and performance of this Agreement, all documents required to be executed and delivered by the Company at Closing and all other Transaction Documents to which the Company is or will be a party, and the performance of the Transactions, have been duly and validly authorized by all necessary limited liability company action on the part of the Company. This Agreement has been duly executed and delivered by the Company (and all documents required hereunder to be executed and delivered by the Company at Closing and all other Transaction Documents will be duly executed and delivered by the Company) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of the Company, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

(b) Holdings, as sole member of the Company Unitholder, which is the sole member of the Company, has approved and declared advisable this Agreement and the Transactions, including the Merger. Such approval has not been rescinded, modified or withdrawn in any way. The approval of this Agreement and the Transactions, including the Merger, by Holdings is the only vote of holders of equity Interests of the Company or the Company Unitholder necessary for the consummation of the Transactions.

Section 3.4 Capitalization; Subsidiaries.

(a) Company Unitholder is the sole member of the Company and holds such Interest free and clear of all Encumbrances other than those arising pursuant to or described in (i) the Organizational Documents of the Company or (ii) applicable securities Laws.

(b) Section 3.4(b) of the Company Disclosure Schedules sets forth a true, correct, and complete list of all Subsidiaries of the Company, and, except for the Subsidiaries set forth on Section 3.4(b) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries directly or indirectly owns, of record or beneficially, any Interest in, or any interest convertible into, exercisable for the purchase of or exchangeable for any such Interest, or is under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution or other investment in or assume any liability of, any Person.

(c) Neither the Company nor any of its Subsidiaries has issued or agreed to issue any: (i) Interests; (ii) option, warrant, subscription, call or option, or any right or privilege capable of becoming an agreement or option, for the purchase, subscription, allotment or issue of any Interests of the Company or any of its Subsidiaries; (iii) stock appreciation right, phantom stock, interest in the ownership or earnings of the Company or any of its Subsidiaries or other equity equivalent or equity-based award or right; or (iv) bond, debenture or other Indebtedness having the right to vote or convertible or exchangeable for Interests having the right to vote.

(d) Without limiting the generality of the foregoing, none of the Company Group Interests are subject to any voting trust, member or partnership agreement or voting agreement or other agreement, right, instrument or understanding with respect to any purchase, sale, issuance, transfer, repurchase, redemption or voting of any Company Group Interests. The Company is the direct owner, holder of record and beneficial owner of all of the Interests of its Subsidiaries, free and clear of all Encumbrances other than those arising pursuant to or described in (i) the Organizational Documents of such Subsidiary or (ii) applicable securities Laws. The Company Group Interests are duly authorized, validly issued, fully paid and nonassessable (except as such nonassessability may be affected by the Laws of the jurisdiction in which such entity was formed), and were not issued in violation of any preemptive rights, rights of first refusal, right of first offer, purchase option, call option or other similar rights of any Person.

(e) True, correct and complete copies of the Organizational Documents of the Company and each of its Subsidiaries have been provided to Parent and reflect all amendments and modifications made thereto at any time prior to the Execution Date.

(f) The Company is not now, and immediately after the Merger will not be, required to register as an “investment company” or a company “controlled by” an entity required to register as an “investment company” within the meaning of the Investment Company Act of 1940.

Section 3.5 No Conflicts. Subject to compliance with the HSR Act, the execution, delivery, and performance of this Agreement and the other Transaction Documents by the Company, and the Transactions, will not (a) violate any provision of the Organizational Documents of the Company or any of its Subsidiaries, (b) result in a default (with or without due notice or lapse of time or both) or the creation of any Encumbrance or give rise to any right of termination, cancellation or acceleration under any material note, bond, mortgage, indenture, or other financing instrument to which the Company or any of its Subsidiaries is a party or that affects the Company Assets or any Company Group Interests, (c) violate any Order applicable to the Company or any of its Subsidiaries or any of the Company Assets, or (d) violate any Laws applicable to the Company or any of its Subsidiaries or any of the Company Assets, except in the case of clauses (b), (c) and (d), as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.6 Consents, Approvals, or Waivers. Except with respect to the filings, notices, waiting periods or approvals required by Section 3.5 and the HSR Act, the Company’s execution, delivery, and performance of this Agreement (and the other Transaction Documents to be executed and delivered by the Company, and the Transactions) is not and will not be subject to any consent, approval, or waiver from, or require any registration, declaration, notice, or filing with, any Governmental Authority or any other Third Party, except those that that the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.7 Liability for Brokers’ Fees. Except for Credit Suisse Securities LLC and Jefferies LLC (the fees and expenses of which will be paid by the Company Unitholder and are reflected in each of Credit Suisse Securities LLC’s and Jefferies LLC’s engagement letter with the Company or one of its Affiliates), neither the Company nor any of its Subsidiaries has employed any financial advisor, investment bank, broker or finder who is entitled to any brokerage, finder’s or other fee or commission in connection with any of the Transactions.

Section 3.8 Litigation. There is no (i) material Action, suit, or proceeding pending, or to the Company’s Knowledge, threatened in writing by or against the Company or any of its Subsidiaries or to the Company’s Knowledge, any of the Company’s or any of its Subsidiaries’ directors, officers, or employees (in their capacity as such), (ii) material Order of a Governmental Authority to which the Company or any of its Subsidiaries is subject or (iii) Order to which the Company or any of its Subsidiaries is subject that seeks to prevent, enjoin, alter, or delay the consummation of the Transactions.

Section 3.9 Taxes. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) All Taxes that have become due and payable by the Company or any of its Subsidiaries have been timely paid.

(b) All Tax Returns that were required to be filed by the Company or any of its Subsidiaries have been timely filed with the appropriate Governmental Authority. All such Tax Returns are true, complete and accurate in all respects.

(c) No deficiencies for Taxes with respect to the Company or any of its Subsidiaries have been claimed, proposed or assessed by any Governmental Authority. No audits, examinations, investigations or proceedings are pending, in progress or have been threatened in writing with respect to any Taxes or Tax Returns of the Company or any of its Subsidiaries.

(d) Other than with respect to Colgate Operating, LLC and Colgate Royalties, LP, none of the Company Assets is subject to any tax partnership agreement or is otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code.

(e) None of the Company or any of its Subsidiaries has consented in writing to any extension or waiver of any statute of limitations of any jurisdiction regarding the assessment or collection of any material amounts of Taxes which is still in effect.

(f) The Company and each of its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, equityholders of the Company (or any of its Subsidiaries) or other Person.

(g) There are no liens for Taxes (other than liens described in clause (d) of the definition of Permitted Encumbrances) on any of the Company Assets.

(h) Except for the Texas combined franchise Tax group of which CEP III Holdings, LLC is the parent, none of the Company or any of its Subsidiaries has ever been a member of a combined, consolidated, unitary or other similar group for U.S. federal, state or local or non-U.S. Tax purposes.

(i) None of the Company or any of its Subsidiaries has any liability for the Taxes of any Person (other than the Company and its Subsidiaries) under Section 1.1502-6 of the Treasury Regulations or any similar provision of U.S. state or local or non-U.S. Law, or as a transferee or successor, or by Contract (other than other than any (A) agreement solely between the Company and/or its Subsidiaries or (B) customary provisions contained in a commercial agreement, the primary purpose of which does not relate to Taxes).

(j) Neither the Company nor any of its Subsidiaries is, or has been, a party to or bound by any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar Contract (other than any (A) agreement solely between Company and/or its Subsidiaries or (B) customary provisions contained in a commercial agreement, the primary purpose of which does not relate to Taxes).

(k) For U.S. federal income Tax purposes, (i) each of the Company and its Subsidiaries (other than Colgate II Corp, LLC, Colgate Operating, LLC and Colgate Royalties, LP) is classified as a disregarded entity, (ii) Colgate II Corp, LLC is classified as an association taxed as a corporation, and (iii) Colgate Operating, LLC and Colgate Royalties, LP are each classified as a partnership.

(l) None of the Company or any of its Subsidiaries has participated in, or been a party to, a “listed transaction” as this term is defined in Treasury Regulations Section 1.6011-4(b).

(m) None of the Company or any of its Subsidiaries has deferred the employer’s share of any “applicable employment taxes” under Section 2302 of the CARES Act which are still unpaid.

(n) The unpaid Taxes of the Company and its Subsidiaries did not, as of March 31, 2022, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Company Financial Statements (rather than in any notes thereto). Since March 31, 2022, neither the Company nor any of its Subsidiaries has incurred any liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice.

(o) Each of Colgate Operating, LLC and Colgate Royalties, LP has in effect an election relating to the adjustment to basis of property under Section 754 of the Code.

Section 3.10 Compliance with Laws. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) each of the Company and its Subsidiaries is (including with respect to its ownership and operation of the Company Assets), and during the past three (3) years has been, in compliance with all applicable Laws, (b) neither the Company nor its Subsidiaries has received written notice of any violation in any respect of any applicable Law, and (c) neither the Company nor its Subsidiaries has received written notice that it is under investigation by any Governmental Authority for potential non-compliance with any Law.

Section 3.11 Company Material Contracts.

(a) Section 3.11(a) of the Company Disclosure Schedules sets forth all Contracts as of the Execution Date of the type described below to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of the Company Assets are bound, in each case, that will be binding on the Company or any of its Subsidiaries after Closing (the “Company Material Contracts”):

(i) any Contract (excluding joint operating agreements, unit agreements and pooling agreements) that can reasonably be expected to result in aggregate revenues to the Company and its Subsidiaries of more than $1,500,000 during the current or any subsequent calendar year (based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues);

(ii) any Hydrocarbon or water (produced or fresh) purchase and sale, acreage dedication, volume commitment, storage, marketing, transportation, processing, gathering, treatment, separation, compression, balancing, fractionation, disposal, handling, or similar Contract with respect to Hydrocarbons or water (produced or fresh) produced from or attributable to the Company and its Subsidiaries’ interest in the Company Assets that is not terminable without penalty or other payment upon 60 days’ or less notice;

(iii) any indenture, mortgage, deed of trust, loan, credit or note purchase agreements, or sale-leaseback agreements, guaranties, bonds, letters of credit, or similar financial agreements or other agreements or instruments governing Indebtedness in excess of $15,000,000 affecting any of the Company or its Subsidiaries or the Company Assets, other than agreements solely between or among the Company and any of its Subsidiaries or among any of the Company’s Subsidiaries;

(iv) any Contract containing any minimum volume throughput or other similar commitment (regardless of whether on a daily, monthly, annual, life-of-contract, or other basis);

(v) any Contract that constitutes a lease under which any of the Company or its Subsidiaries is the lessor or the lessee of real or personal property (other than Leases) which lease (A) cannot be terminated by such party without penalty or other payment upon 60 days’ or less notice and (B) involves an annual base rental of more than $1,500,000;

(vi) any Contract entered into since January 1, 2021 that is a farmout or farmin agreement, participation agreement, exploration agreement, development agreement, purchase and sale agreement, or other Contract providing for the purchase, exchange, farming, or earning by any of the Company or its Subsidiaries of any oil and gas lease or mineral rights (other than joint operating agreements, unit agreements and pooling agreements);

(vii) any Contract regarding any partnership, joint venture, or that sets forth any option, put or call, drag-along right, tag-along right, appraisal right, right of first offer or right of first refusal with respect to the Company Assets or any Interests in the Company or its Subsidiaries;

(viii) any Contract that (A) contains or constitutes an existing area of mutual interest agreement, (B) includes non-competition or non-solicitation restrictions or other similar restrictions on the Company or any of its Subsidiaries doing business or (C) includes any exclusivity, “most favored nation” or most favored customer provision;

(ix) any Contract that contains any take-or-pay payment, advance payment, or other similar pre-payment (other than royalties, overriding royalties, and similar arrangements reflected in the Leases) to deliver Hydrocarbons, or proceeds from the sale thereof, at some future time without receiving payment therefor at or after the time of delivery;

(x) any Contract to sell, lease, exchange, transfer, or otherwise dispose of all or any material part of the Company Assets (other than with respect to production of Hydrocarbons in the ordinary course) from and after the Execution Date, but excluding rights of reassignment upon intent to abandon or release a Well or a Lease;

(xi) any Contract that contains “earn out” or other contingent payment obligations, or remaining indemnity or similar obligations that would reasonably be expected to result in payments in excess of $1,500,000;

(xii) any Contract relating to a Hedging Transaction;

(xiii) any Contract required to be disclosed pursuant to Item 404 of Regulation S-K of the Exchange Act;

(xiv) any Contract (other than any Lease) that obligates the Company or any of its Subsidiaries to drill any wells or conduct other material development operations, including any offset wells with respect to the Company Assets (other than provisions requiring optional drilling as a condition of maintaining or earning all or a portion of a presently non-producing Lease, and excluding, in each case, any joint operating agreements, unit agreements and pooling agreements);

(xv) any form of Contract relating to any option, restricted stock unit, profits interests, stock appreciation, phantom stock or similar arrangements;

(xvi) any Labor Agreement;

(xvii) any Contract that is a settlement, conciliation or similar agreement with any Governmental Authority or pursuant to which the Company or any of its Subsidiaries will have any material outstanding obligation after the Execution Date;

(xviii) any Contract that is for the employment or engagement of any directors, officers, employees or independent contractors at annual base compensation in excess of $150,000 (but excluding any such Contracts that are terminable by the Company or its Subsidiary at-will without the payment of severance or notice in lieu thereof);

(xix) any Contract that is a seismic, geological or geophysical license or acquisition agreement; and

(xx) any agreement the primary purpose of which is the indemnification of another Person.

(b) The Company Material Contracts are in full force and effect as to the Company and each of its Subsidiaries, as applicable, and, to the Company’s Knowledge, are binding upon the counterparties thereto in accordance with their terms, in each case, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar Laws of general application from time to time in effect that affect creditors’ rights generally, (ii) general principles of equity, and (iii) the power of a court to deny enforcement of remedies generally based upon public policy. Neither the Company nor any of its Subsidiaries is in material breach or default under any Company Material Contract, and to the Company’s Knowledge, no other Person that is a party thereto is in material breach or default under any Company Material Contract. To the Company’s Knowledge, no event has occurred, which after notice or lapse of time, or both, would constitute a material default under any Company Material Contract. No written notice of default or breach has been received or delivered by the Company or any of its Subsidiaries under any Company Material Contract, the resolution of which is outstanding as of the Execution Date, and there are no current notices received by the Company or its Subsidiaries of the exercise of any premature termination, price redetermination, market-out, or curtailment of any such Company Material Contract. Prior to the Execution Date, true, complete and correct copies of all Company Material Contracts have been made available to Parent, including all amendments or modifications thereto; provided, however, that the Company shall not be required to make available any documents that are (A) subject to any confidentiality, non-disclosure or similar agreement that would prohibit disclosure or (B) prohibited from disclosure by their terms.

Section 3.12 Payments for Production. Neither the Company nor any of its Subsidiaries is obligated by virtue of any material take-or-pay payment, advance payment, or other similar payment (other than royalties, overriding royalties, and similar arrangements reflected in the Leases or with respect to imbalances) to deliver material Hydrocarbons, or proceeds from the sale thereof, attributable to the Company and its Subsidiaries’ interest in the Company Assets at some future time without receiving payment therefor at or after the time of delivery.

Section 3.13 Non-Consent Operations; Payout Status. Except as set forth on Section 3.13 of the Company Disclosure Schedule or as otherwise reflected in the Company Reserve Report, none of the Company or any of its Subsidiaries has elected not to participate in any material operation or activity proposed with respect to the Company Assets which could result in any of the Company’s or its Subsidiaries’ interest in such Company Assets becoming subject to a penalty or forfeiture as a result of such election not to participate in such operation or activity. To the Company’s Knowledge, Section 3.13 of the Company Disclosure Schedules contains a complete and accurate list of the status of any payout balances for each Well operated by the Company or any of its Subsidiaries and included within the Company Assets which is subject to a reversion or other adjustment at any level of cost recovery or Hydrocarbon production from or attributable to such Company Asset, as of the dates shown on such schedule with respect to each Company Asset. The representations and warranties contained in this Section 3.13 are the only representations and warranties of the Company with respect to the subject matter contained in this Section 3.13.

Section 3.14 Environmental Matters. Except as set forth on Section 3.14 of the Company Disclosure Schedules, and except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) Neither the Company nor any of its Subsidiaries (and, to the Company’s Knowledge, no Third Party operator of the Company Assets) has entered into, or is subject to, any written agreement with any Governmental Authority, or Order issued pursuant to Environmental Laws, that requires any remediation of Hazardous Substances by any of the Company or its Subsidiaries or of any of the Company Assets that remains outstanding.

(b) Neither the Company nor any of its Subsidiaries (and, to the Company’s Knowledge, no Third Party operator of the Company Assets) has treated, recycled, stored, disposed of, arranged for or permitted the disposal of, transported, handled, exposed any Person to, released, or owned or operated any property or facility contaminated by, any Hazardous Substances, in each case in a manner or under conditions giving rise to a current remedial liability or obligation of the Company or its Subsidiaries under Environmental Laws.

(c) Neither the Company nor any of its Subsidiaries is subject to any outstanding Orders relating to alleged violations of, or liabilities arising under, Environmental Laws, and there are no Actions arising under any Environmental Laws against any of the Company or its Subsidiaries pending with any Governmental Authority or arbitrator, or, to the Company’s Knowledge, threatened in writing with respect to or affecting the Company Assets or any of the Company or its Subsidiaries.

(d) The Company and each of its Subsidiaries (including with respect to the ownership and operation of the Company Assets) is, and for the past three (3) years has been, in compliance with all applicable Environmental Laws and the terms of all Permits issued or required pursuant thereto, and neither the Company nor its Subsidiaries has received written notice alleging that any such Permits are not in full force and effect.

(e) Except for customary indemnities in standard service agreements or the Leases, neither the Company nor any of its Subsidiaries has assumed, undertaken or provided an indemnity with respect to any liability of any other Person under any Environmental Law that remains outstanding.

(f) The Company has made available to Parent copies of all material environmental assessments, reports and audits prepared by or on behalf of the Company or its Subsidiaries in the three (3) years preceding the date of this Agreement that are in the possession or reasonable control of the Company or its Subsidiaries with respect to any of their operations, Company Assets or in connection with their business.

Notwithstanding anything to the contrary herein, with respect to Company Assets that are operated by a Person other than the Company or its Subsidiaries, the representations and warranties set forth in this Section 3.14 are limited to the Company’s Knowledge. The representations and warranties set forth in Section 3.17 and this Section 3.14 are the only representations and warranties made by the Company and its Subsidiaries related to Environmental Laws, Hazardous Substances and any other environmental matters.

Section 3.15 Bankruptcy. There are no bankruptcy, insolvency, reorganization, receivership or similar proceedings pending against, being contemplated by, or, to the Company’s Knowledge, threatened against the Company or any of its Affiliates.

Section 3.16 Company Leases. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) neither the Company nor any of its Subsidiaries (and, to the Company’s Knowledge, no third party operator) have violated any provision of, or taken or failed to take any act that, with or without notice, lapse of time, or both, would constitute a default under the provisions of any Lease (or entitle the lessor thereunder to cancel or terminate such Lease) included in the Company Assets and (b) neither the Company nor any of its Subsidiaries has received written notice from any other party to any such Lease that the Company or any of its Subsidiaries is in breach or default under any Lease.

Section 3.17 Company Wells. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all Company Assets operated by the Company and its Subsidiaries have been operated in compliance with the applicable Leases and (ii) except for any Wells for which an extension was granted by a Governmental Authority or pursuant to any applicable Law, there is no Well included in the Company Assets for which the Company or any of its Subsidiaries is currently obligated to plug and abandon pursuant to the express terms of any Lease, Company Material Contract or applicable Law.

Section 3.18 Company Reserve Report.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and except for Company Assets (i) sold or otherwise disposed of in the ordinary course of business since the date of the reserve report prepared by Netherland, Sewell Associates, Inc. (the “Company Independent Petroleum Engineers”) relating to the Company Assets referred to therein as of December 31, 2021 (the “Company Reserve Report”) or (ii) reflected in the Company Reserve Report as having been sold or otherwise disposed of, the Company and its Subsidiaries have good and defensible title to all Company Assets forming the basis for the reserves reflected in the Company Reserve Report and in each case as attributable to interests owned by the Company and its Subsidiaries, free and clear of any Encumbrances (other than Permitted Encumbrances). For purposes of the foregoing sentence, “good and defensible title” means that the Company and its Subsidiaries’ title (as of the date hereof and as of the Closing) to each of the Company Assets held or owned by them (or purported to be held or owned by them as reflected in the Company Reserve Report) (1) entitles the Company (or one or more of its Subsidiaries, as applicable) to receive (after satisfaction of all royalties, overriding royalties and other burdens on production applicable thereto), not less than the Net Revenue Interest share shown in the Company Reserve Report of all Hydrocarbons produced from such Company Asset throughout the life of such Company Assets, (2) obligates the Company (or one or more of its Subsidiaries, as applicable) to bear a percentage of the costs and expenses for the maintenance and development of, and operations relating to, such Company Assets, of not greater than the Working Interest shown on the Company Reserve Report for such Company Assets (other than any positive differences in such percentage) and the applicable Working Interest shown on the Company Reserve Report for such Company Assets that are accompanied by a proportionate (or greater) Net Revenue Interest in such Company Assets and (3) is free and clear of all Encumbrances (other than Permitted Encumbrances).

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the factual, non-interpretive data supplied by the Company to the Company Independent Petroleum Engineers relating to the Company Assets referred to in the Company Reserve Report, by or on behalf of the Company or its Subsidiaries that was material to such firm’s estimates of proved oil and gas reserves attributable to the Company Assets in connection with the preparation of the Company Reserve Report was, as of the time provided, accurate in all respects. To the Company’s Knowledge, there are no material errors in the assumptions and estimates provided by the Company or its Subsidiaries in connection with the preparation of the Company Reserve Report. Except for any such matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, the oil and gas reserve estimates of the Company set forth in the Company Reserve Report are derived from reports that have been prepared by the Company Independent Petroleum Engineers, and such reserve estimates fairly reflect, in all respects, the oil and gas reserves of the Company and its Subsidiaries at the dates indicated therein. Except for changes generally affecting the oil and gas exploration, development and production industry (including changes in commodity prices) and normal depletion by production, there has been no change in respect of the matters addressed in the Company Reserve Report that have had or would be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.19 Permits. To the Company’s Knowledge, the Company and each of its Subsidiaries has all material Permits required to permit the ownership and operation of the Company Assets as presently owned and operated by the Company or its Subsidiaries, each such material Permit is in full force and effect and has been duly and validly issued, and no suspension or cancellation of any such material Permit is pending or has been threatened in writing, except, in each case, where such failure would not, individually or in the aggregate, reasonably be expected to be materially adverse to the Company and its Subsidiaries, taken as a whole. To the Company’s Knowledge, the execution and delivery of this Agreement and the consummation of the Transactions will not result in any revocation, cancellation, suspension or modification of any such Permit, except for any such revocation that would not, individually or in the aggregate, reasonably be expected to be materially adverse to the Company and its Subsidiaries, taken as a whole.

Section 3.20 Royalties. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries has paid (a) all royalties, overriding royalties and other burdens on production, and (b) all rentals, shut-ins and similar payments, in each case, due by the Company or its Subsidiaries with respect to the Company Assets since the date that the Company or its Subsidiaries acquired the relevant Company Assets.

Section 3.21 Outstanding Commitments. Except as set forth on Section 3.21 of the Company Disclosure Schedules, as of the date of this Agreement, there are no outstanding authorizations for expenditure or similar requests or invoices for funding or participation under any agreement or contract that is binding on the Company or its Subsidiaries or the Company Assets and which the Company reasonably anticipates will individually require expenditures by the Company or its Subsidiaries in excess of $1,000,000.

Section 3.22 Suspense Funds. Except for the amounts reflected in the Company Financial Statements, neither the Company nor any of its Subsidiaries holds any material Third Party funds in suspense with respect to production of Hydrocarbons from any of the Company Assets other than amounts less than the statutory maximum amount that the Company or any of its Subsidiaries is permitted to accumulate prior to payment.

Section 3.23 Employee Benefit Matters.

(a) Section 3.23(a) of the Company Disclosure Schedules lists each material Company Benefit Plan.

(b) Neither the Company nor any of its Subsidiaries, nor any of their ERISA Affiliates, has at any time maintained, established, sponsored, participated in, or contributed to, or had any liability to, any (i) “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA, that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, (ii) “funded welfare plan” within the meaning of Section 419 of the Code, (iii) “multiple employer welfare benefit arrangement” as described in Section 3(40)(A) of ERISA, or (iv) “multiemployer plan,” as defined in Section 3(37) of ERISA. Neither the Company nor any of its Subsidiaries, nor any of their ERISA Affiliates, has at any time incurred, nor does any such party expect to incur, any liability under Title IV of ERISA or Section 412 of the Code.

(c) With respect to each material Company Benefit Plan, the Company has made available to Parent true and correct copies of the following, as applicable: (i) the plan document, including all amendments thereto or, with respect to any unwritten plan, a summary of all material terms thereof, (ii) the summary plan description along with all summaries of material modifications thereto, (iii) all related trust instruments or other funding-related documents and insurance contracts, (iv) the financial statements (if any) for the most recent year for which such financial statements are available (in audited form if required by ERISA) and, where applicable, Annual Report/Returns (Forms 5500) with disclosure schedules, if any, and attachments for the most recent year for which such Annual Report/Return (Form 5500) is available, (v) a copy of all material, non-routine correspondence with any Governmental Authority received or sent within the last three (3) years, (vi) the most recent Internal Revenue Service determination or opinion letter and (vii) written results of any required compliance testing for each of the past three (3) plan years.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) each Company Benefit Plan has been maintained, operated, funded and administered in accordance with and in compliance with its terms and all applicable Laws, including ERISA and the Code, (ii) all contributions, reimbursements, and premium payments required to be made with respect to any Company Benefit Plan on or before the date hereof have been timely made and all other contributions, reimbursements, and premium payments have been accrued in accordance with GAAP and all premiums, reimbursements, and other payments that are due with respect to any period ending prior to the Closing Date have been paid, (iii) each Company Benefit Plan which is or was intended to be qualified within the meaning of Section 401(a) of the Code (A) is so qualified, (B) has received a favorable determination or opinion letter as to its qualification, has been established under a standardized master and prototype or volume submitter plan for which a current favorable Internal Revenue Service advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer and (C) and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification, and (iv) no Actions, suits, claims (other than routine claims for benefits in the ordinary course), audits, investigations or examinations are pending or, to the Company’s Knowledge, threatened with respect to the Company Benefit Plans.

(e) No Company Benefit Plan provides for, and neither the Company nor any of its Subsidiaries has incurred any current or projected liability in respect of, any benefits for any person upon or following retirement or termination of employment, service, or ownership, except as otherwise required by Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code or other applicable law (and for which the beneficiary pays the full premium cost of coverage) or pursuant to an individual severance agreement or severance policy listed on Section 3.23(a) of the Company Disclosure Schedules.

(f) Neither the execution and delivery of this Agreement nor the consummation of the Transactions (alone or in conjunction with any other event) would reasonably be expected to result in (i) any entitlement by any current or former employee or individual service provider of any of the Company or its Subsidiaries to any compensation or benefit, or in the forgiveness (or accelerated repayment) of any indebtedness of any such employee or service provider, (ii) any increase in the amount, or acceleration of the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits for any current or former employee or individual service provider of any of the Company or its Subsidiaries, (iii) any restriction on the right of the Company or any of its Subsidiaries or, following the Effective Time, the Surviving Company, to merge, materially amend, terminate or transfer any Company Benefit Plan or (iv) the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(g) Each Company Benefit Plan and any other agreement, contract, plan or other arrangement to which any of the Company or its Subsidiaries is party to that is, in whole or in part, a “nonqualified deferred compensation plan” subject to Section 409A of the Code complies with, and has been maintained in form and operation in accordance with the requirements of, Section 409A of the Code, and no amount under any such plan or program is, has been or is expected to be subject to penalties or the interest and additional tax set forth under Section 409A(a)(1)(B) of the Code.

(h) None of the Company or its Subsidiaries is party to, nor has any obligation to indemnify or gross-up any Person for any Tax under Section 4999 of the Code and Section 409A of the Code (or any corresponding provisions of state, local or non-U.S. Tax Laws).

(i) With respect to any equity interest in Holdings intended to constitute a “profits interest” within the meaning of Revenue Procedures 93-27 and 2001-43 (each, an “Incentive Unit”), neither Holdings nor the Company has taken any action that is inconsistent with the application of Revenue Procedures 93-27 and 2001-43 to such Incentive Unit. To the knowledge of the Company, each individual who holds an Incentive Unit has made a valid and timely election under Section 83(b) of the Code with respect to such Incentive Unit.

Section 3.24 Employment and Labor Matters.

(a) Neither the Company nor any of its Subsidiaries is party to nor bound by any Labor Agreements and no employees of the Company or its Subsidiaries are represented by any labor union, works council, or other labor organization. There are no, and for the past three (3) years there have not been any, strikes, organized labor work stoppages, concerted work slowdowns, lockouts, handbilling, picketing, unfair labor practice charges, material labor grievances, labor arbitrations, or other material labor disputes pending or, to the Company’s Knowledge, threatened by or against any of the Company or its Subsidiaries. To the Company’s Knowledge, there are no ongoing or threatened union organizing activities, nor have there been any such activities in the past three (3) years.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and each of its Subsidiaries is and for the last three (3) years has been in compliance with all applicable Laws respecting labor, employment and employment practices, including, without limitation, all Laws respecting terms and conditions of employment, health and safety, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), employment harassment, discrimination or retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including the WARN Act), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action and unemployment insurance.

(c) The Company and its Subsidiaries have reasonably investigated all sexual harassment, or other discrimination, retaliation or policy violation allegations reported in accordance with the Company’s and its Subsidiaries’ policies. With respect to each such allegation with potential merit, the Company and its Subsidiaries have taken prompt corrective action that is reasonably calculated to prevent further improper action. Neither the Company nor its Subsidiaries reasonably expect any material liabilities with respect to any such allegations and, to the Company’s Knowledge, no allegations have been made relating to officers, directors, employees, contractors, or agents of the Company or its Subsidiaries, that, if known to the public, would reasonably be expected to bring the Company or its Subsidiaries into material disrepute.

(d) To the Company’s Knowledge, no current or former employee or independent contractor of the Company or its Subsidiaries is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or any of its Subsidiaries; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by the Company or its Subsidiaries.

Section 3.25 Financial Statements; No Liabilities.

(a) The Company has delivered to Parent copies of (i) the audited balance sheets of the Company and its Subsidiaries as of December 31, 2021 and December 31, 2020 and audited income statements, statements of cash flows and members’ equity of the Company and its Subsidiaries for the fiscal years ended December 31, 2021 and December 31, 2020 and (ii) the unaudited balance sheet of the Company and its Subsidiaries as of March 31, 2022 and unaudited income statements, statements of cash flows and members’ equity of the Company and its Subsidiaries for the three months ended March 31, 2022 (collectively, the “Company Financial Statements”). The Company Financial Statements have been prepared in accordance with GAAP consistently applied by the Company and present fairly in all material respects the financial position, results of operations and cash flows of the Company and its Subsidiaries as at the dates and for the periods indicated therein.

(b) There are no liabilities of or with respect to the Company or its Subsidiaries that would be required by GAAP to be reserved, reflected, or otherwise disclosed on a consolidated balance sheet of the Company other than (i) liabilities accrued, reserved, reflected, or otherwise disclosed in the Company Financial Statements, (ii) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2021, (iii) liabilities under this Agreement and the other Transaction Documents or incurred in connection with the Transactions or (iv) liabilities that are not, individually or in the aggregate, material to the Company and its Subsidiaries, except in the case of clause (iv), as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

Section 3.26 Condemnation. There is no pending, or, to the knowledge of the Company, threatened in writing, taking (whether permanent, temporary, whole, or partial) of any material part of the Company Assets by reason of condemnation or the threat of condemnation.

Section 3.27 Intellectual Property.

(a) Section 3.27 of the Company Disclosure Schedules sets forth a true and complete list of all material registrations or applications for registration included in any Intellectual Property Rights owned by the Company or its Subsidiaries. The Company and its Subsidiaries own, license or otherwise have a valid right to use, free and clear of all Encumbrances (other than Permitted Encumbrances or non-exclusive licenses granted by the Company and its Subsidiaries in the ordinary course of business), all Intellectual Property Rights used in or necessary to conduct the businesses of the Company and its Subsidiaries as currently conducted, except where the failure to own, license or have the right to use such Intellectual Property Rights has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) To the Company’s Knowledge, the conduct of the businesses of the Company and its Subsidiaries as currently conducted are not infringing or misappropriating any Intellectual Property Right of any other Person in any material respect, except for such matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) The consummation of the Transactions will not result in the loss or impairment of any material right of the Company or any of its Subsidiaries to own, use, practice or exploit any Intellectual Property Rights owned by, held by or licensed to the Company and its Subsidiaries and used in the business of the Company and its Subsidiaries as currently conducted.

Section 3.28 Absence of Certain Changes. Since December 31, 2021, (a) there has not been any Company Material Adverse Effect and (b) the Company and its Subsidiaries have, in all material respects, conducted their respective businesses in the ordinary course of business consistent with past practices.

Section 3.29 No Distributions. Except as set forth on Section 3.29 of the Company Disclosure Schedule, since March 31, 2022, the Company has not made or declared, and the Company does not have any intention of making or declaring, any distribution or similar payment (of cash, property, Interests, or otherwise) prior to the Closing in respect of any Interests of the Company.

Section 3.30 Insurance. The Company and its Subsidiaries maintain, or are entitled to the benefits of, insurance provided by Third Parties in such amounts and against such risks substantially as are customary for the industries in which the Company and its Subsidiaries operate. Except as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect, (a) all material insurance policies maintained by or on behalf of the Company or its Subsidiaries are in full force and effect and are not subject to any lapse in coverage and all premiums with respect thereto have been paid to the extent due, (b) the Company has not received notice of, nor to the Company’s Knowledge is there threatened, any cancellation, termination, material reduction of coverage or material premium increases with respect to any such policy that remains outstanding, (c) there is no material claim outstanding under any such insurance policy and (d) none of the Company or its Subsidiaries has received any written notice from any insurer or reinsurer of any reservation of rights with respect to any material pending or paid claims.

Section 3.31 Hedging Transactions. Section 3.31 of the Company Disclosure Schedules sets forth a true and complete list of all Hedging Transactions outstanding as of the Execution Date and entered into by the Company or any of its Subsidiaries with respect to the Company Assets (such Hedging Transactions, the “Company Execution Date Hedging Portfolio”), the material terms thereof (including the type of transaction, term, effective date, termination date, notional amounts), and the counterparty thereto. The Company has made available to Parent a true, correct, and complete copy of all confirmations or other agreements evidencing the Hedging Transactions included in the Company Execution Date Hedging Portfolio.

Section 3.32 Affiliate Transactions. Except for Contracts related to Company Benefit Plan, Section 3.32 of the Company Disclosure Schedule sets forth a true and complete list of the Contracts or understandings that are in existence as of the date of this Agreement between, on the one hand, the Company or any of its Subsidiaries and, on the other hand, any (a) present executive officer or director of the Company or any of its Subsidiaries or any Person that has served as an executive officer or director of the Company or any of its Subsidiaries within the last three (3) years or any of such officer’s or director’s immediate family members, (b) record or beneficial owner of more than five percent (5%) of the Company’s equity Interests as of the date of this Agreement or (c) to the Company’s Knowledge, any Affiliate of any such officer, director or owner (other than the Company and its Subsidiaries).

Section 3.33 Information to be Supplied. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to Parent Stockholders and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein, necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or necessary to correct any statement of a material fact in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders’ Meeting which has become false or misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by or to be supplied by Parent or Merger Sub that is included or incorporated by reference in the Proxy Statement.

Section 3.34 No Additional Representations. Notwithstanding anything contained in this Agreement to the contrary, the Company represents, acknowledges and agrees that neither Parent nor any of its Subsidiaries nor any other Person has made or is making any representations or warranties relating to Parent and its Subsidiaries whatsoever, express or implied, beyond those expressly given by Parent and Merger Sub in Article IV, including any implied representation or warranty as to the accuracy or completeness of any oral or written information regarding Parent and its Subsidiaries furnished or made available to the Company, or any of its Affiliates or Representatives and that the Company has not relied on any such other representation or warranty not set forth in this Agreement. Without limiting the generality of the foregoing, the Company acknowledges that no representations or warranties are made with respect to (a) any projections, forecasts, estimates, budgets or prospect information that may have been made available to the Company or any of its Affiliates or Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions); and (b) except for the representations and warranties made by Parent and Merger Sub in Article IV, any oral or written information presented to the Company or any of its Affiliates or Representatives in the course of their due diligence investigation of Parent and its Subsidiaries, the negotiation of this Agreement or any other Transaction Document or in the course of the Transactions.

Article IV

Representations and Warranties of the Parent and Merger Sub

Subject to the extent disclosed in the SEC Documents filed or furnished with the SEC on or after January 1, 2021 and publicly available prior to the Execution Date (other than any disclosures set forth in any risk factor section (other than any specific factual historical information contained therein), in any section relating to forward looking statements and any other disclosures included therein to the extent they are predictive, cautionary or forward-looking in nature) (the “Filed SEC Documents”), and except as set forth in the disclosure schedules delivered to the Company by Parent on or prior to the Execution Date (the “Parent Disclosure Schedules”), the Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as of the Execution Date and as of the Closing (except for the representations and warranties that refer to a specified date, which will be deemed made as of such date) as follows:

Section 4.1 Existence and Qualification. Parent and each of its Subsidiaries is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its organization and is duly qualified to do business in each and every jurisdiction in which its ownership of property or conduct of business requires it to be qualified, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

Section 4.2 Organizational Power. Each of Parent and Merger Sub has all requisite organizational power to enter into and perform this Agreement and each other Transaction Document to which it is or will be a party and to consummate the Transactions. Each of Parent and its Subsidiaries has all requisite organizational power to own, lease, and operate its properties and to carry on its business as now being conducted, except where the failure to have such power, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

Section 4.3 Authorization and Enforceability.

(a) The execution, delivery and performance of this Agreement, all documents required to be executed and delivered by each of Parent and Merger Sub at Closing and all other Transaction Documents to which such Party is or will be a party, and the performance of the Transactions, have been duly and validly authorized by all necessary corporate or limited liability company action on the part of such Party (subject to receipt of the Parent Stockholder Approval). Subject to the receipt of the Parent Stockholder Approval with respect to Parent, this Agreement has been duly executed and delivered by each of Parent and Merger Sub (and all documents required hereunder to be executed and delivered by each of Parent and Merger Sub at Closing and all other Transaction Documents will be duly executed and delivered by such Party) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of such Party, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

(b) The Parent Board has unanimously (i) determined that this Agreement and the Transactions are advisable and fair to, and in the best interest of, the Parent Stockholders, (ii) approved and declared advisable this Agreement and the Transactions, including the issuance of shares of Parent Class C Common Stock to the Company Unitholder (and the issuance of the Parent Class A Common Stock issuable upon the exchange of the Surviving Company Units in accordance with the A&R LLC Agreement) and (iii) resolved, subject to applicable Law, to make the Parent Recommendation. Except in connection with a Parent Recommendation Change in accordance with Section 5.12, if any, such resolutions of the Parent Board have not been rescinded, modified or withdrawn in any way.

Section 4.4 Stockholder Approval. The only votes of the holders of any class or series of Parent’s capital stock necessary for the consummation of the Transactions are (a) the affirmative vote of the holders of a majority of the shares of Parent Common Stock outstanding on the record date for the Parent Stockholders’ Meeting approving and adopting the A&R Parent Charter (the “Charter Proposal”), (b) the affirmative vote of the holders of a majority of the votes cast at the Parent Stockholders’ Meeting, approving the issuance of the shares of Parent Class C Common Stock pursuant to this Agreement and the Parent Class A Common Stock issuable upon the exchange of the Surviving Company Units in accordance with the A&R LLC Agreement, in each case in accordance with the rules of the Exchange (the “Exchange Proposal”) and (c) a non-binding advisory vote on compensation payable to executive officers of Parent in connection with the Transactions (the “Advisory Compensation Proposal” and, together with the Charter Proposal and the Exchange Proposal, the “Proposals,” and such votes with respect to such Proposals, the “Parent Stockholder Approval”). The Voting Agreement is in full force and effect and has not been rescinded, modified or withdrawn in any way.

Section 4.5 Capitalization; Subsidiaries.

(a) As of the close of business on March 31, 2022, the authorized equity Interests of Parent consisted solely of (i) 620,000,000 shares of Parent Common Stock, including (A) 600,000,000 shares of Parent Class A Common Stock, of which 284,991,150 shares were issued and outstanding, and (B) 20,000,000 shares of Parent Class C Common Stock, of which no shares were issued and outstanding, and (ii) 1,000,000 shares of preferred stock, $0.0001 par value per share, of which no shares were issued and outstanding. As of the date of this Agreement, (1) 17,504,287 shares of Parent Class A Common Stock were reserved and available for issuance pursuant to the Parent Stock Plan, (2) 12,067,677 shares of Parent Class A Common Stock were subject to outstanding Parent Restricted Stock, which are subject to $0 in previously unpaid dividends thereon, (3) 3,709,344 shares of Parent Class A Common Stock were subject to outstanding Parent PSUs based on the target performance level and 5,542,669 shares of Parent Class A Common Stock were subject to outstanding Parent PSUs based on the maximum performance level (in each case, which are subject to an aggregate of $0 in previously unpaid dividends or dividend equivalents thereon), (4) 2,180,466 shares of Parent Class A Common Stock were subject to outstanding Parent Options (with a weighted average exercise price of $15.32 per share) and (5) no more than 1,722,331 shares of Parent Class A Common Stock were reserved and available for purchase under the Parent ESPP.

(b) Section 4.5(b) of the Parent Disclosure Schedules sets forth a true, correct, and complete list of all Subsidiaries of Parent as of the Execution Date or to be formed in connection with the Pre-Closing Reorganization, and, except for the Subsidiaries set forth on Section 4.5(b) of the Parent Disclosure Schedules, neither Parent nor any of its Subsidiaries directly or indirectly owns, or will directly or indirectly own, of record or beneficially, any Interest in, or any interest convertible into, exercisable for the purchase of or exchangeable for any such Interest, or is or will be under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution or other investment in or assume any liability of, any Person.

(c) Except as disclosed in any SEC Documents or Section 4.5(c) of the Parent Disclosure Schedules, neither Parent nor any of its Subsidiaries has issued or agreed to issue any: (i) Interests; (ii) option, warrant, subscription, call or option, or any right or privilege capable of becoming an agreement or option, for the purchase, subscription, allotment or issue of any Interests of Parent or any of its Subsidiaries; (iii) stock appreciation right, phantom stock, interest in the ownership or earnings of Parent or any of its Subsidiaries or other equity equivalent or equity-based award or right; or (iv) bond, debenture or other Indebtedness having the right to vote or convertible or exchangeable for Interests having the right to vote.

(d) Without limiting the generality of the foregoing, except for the Voting Agreement, none of the Parent Common Stock is subject to any voting trust, member or partnership agreement or voting agreement or other agreement, right, instrument or understanding with respect to any purchase, sale, issuance, transfer, repurchase, redemption or voting of any Parent Common Stock. The issued and outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and nonassessable, and were not issued in violation of any preemptive rights, rights of first refusal, right of first offer, purchase option, call option or other similar rights of any Person. The Parent Class C Common Stock to be issued pursuant to this Agreement (and the Parent Class A Common Stock issuable upon exchange of the Surviving Company Units in accordance with the A&R LLC Agreement), when issued, will be validly issued, fully paid and non-assessable and not subject to preemptive rights, will have the rights, preferences and privileges specified in the A&R Parent Charter and will, in the hands of the Company Unitholder and its Affiliates, be free of any Encumbrance, other than restrictions on transfer pursuant to applicable securities Laws.

(e) True, correct and complete copies of the Organizational Documents of Parent and each of its Subsidiaries have been provided to the Company and reflect all amendments and modifications made thereto at any time prior to the Execution Date.

(f) The issued and outstanding equity Interests of Merger Sub are duly authorized, validly issued, fully paid and nonassessable (except as limited by the DLLCA), and were not issued in violation of any preemptive rights, rights of first refusal, right of first offer, purchase option, call option or other similar rights of any Person. As of the Execution Date, and other than with respect to Merger Sub, as of the Closing Date, Parent is and will be the owner, holder of record and beneficial owner of all of the Interests of its Subsidiaries, including Merger Sub, free and clear of all Encumbrances other than those arising pursuant to or described in (i) the Organizational Documents of such Subsidiary or (ii) applicable securities Laws. At Closing, after giving effect to the Pre-Closing Reorganization, Parent and Centennial Corp. will own all of the issued and outstanding equity Interests of Merger Sub free and clear of all Encumbrances other than those arising pursuant to or described in (x) the Organizational Documents of Merger Sub or (y) applicable securities Laws.

(g) Parent is not now, and immediately after the issuance and sale of the Parent Class C Common Stock comprising the Merger Consideration will not be, required to register as an “investment company” or a company “controlled by” an entity required to register as an “investment company” within the meaning of the Investment Company Act of 1940.

Section 4.6 No Conflicts. Subject to compliance with the HSR Act and receipt of the Parent Stockholder Approval, the execution, delivery, and performance of this Agreement and the other Transaction Documents by each of Parent and Merger Sub, and the Transactions, will not (a) violate any provision of the Organizational Documents of Parent or any of its Subsidiaries, (b) result in a default (with or without due notice or lapse of time or both) or the creation of any Encumbrance or give rise to any right of termination, cancellation or acceleration under any material note, bond, mortgage, indenture, or other financing instrument to which Parent or any of its Subsidiaries is a party or that affects the Parent Assets or any Interests of Parent or its Subsidiaries, (c) violate any Order applicable to Parent or any of its Subsidiaries or any of the Parent Assets, or (d) violate any Laws applicable to Parent or any of its Subsidiaries or any of the Parent Assets, except in the case of clauses (b), (c) and (d), as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 4.7 Consents, Approvals or Waivers. Except with respect to the Parent Stockholder Approval and the filings, notices, waiting periods or approvals required by (i) Section 4.6, (ii) the HSR Act, (iii) the Proxy Statement and other filings required under federal or state securities Laws, and (iv) Exchange rules and regulations, each of Parent and Merger Sub’s execution, delivery, and performance of this Agreement (and the other Transaction Documents to be executed and delivered by such Party, and the Transactions) is not and will not be subject to any consent, approval, or waiver from, or require any registration, declaration, notice, or filing with, any Governmental Authority or any other Third Party, except those that the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.8 Liability for Brokers’ Fees. Except for Citigroup Global Markets Inc. (the fees and expenses of which will be paid by Parent and are reflected in its engagement letter with Parent), neither Parent nor any of its Subsidiaries has employed any financial advisor, investment bank, broker or finder who is entitled to any brokerage, finder’s or other fee or commission in connection with any of the Transactions.

Section 4.9 Litigation. There is no (i) material Action, suit, or proceeding pending, or to Parent’s Knowledge, threatened in writing by or against Parent or any of its Subsidiaries, or to Parent’s Knowledge, any of Parent’s or its Subsidiaries’ directors, officers, or employees (in their capacity as such), (ii) material Order of a Governmental Authority to which Parent or any of its Subsidiaries is subject or (iii) any Order to which Parent or any of its Subsidiaries is subject that seeks to prevent, enjoin, alter, or delay the consummation of the Transactions.

Section 4.10 Taxes. Except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect:

(a) All Taxes that have become due and payable by Parent or any of its Subsidiaries have been timely paid.

(b) All Tax Returns that were required to be filed by Parent or any of its Subsidiaries have been timely filed with the appropriate Governmental Authority. All such Tax Returns are true, complete and accurate in all respects.

(c) No deficiencies for Taxes with respect to Parent or any of its Subsidiaries have been claimed, proposed or assessed by any Governmental Authority. No audits, examinations, investigations or proceedings are pending, in progress or have been threatened in writing with respect to any Taxes or Tax Returns of Parent or any of its Subsidiaries.

(d) Other than with respect to Merger Sub, none of the Parent Assets is subject to any tax partnership agreement or is otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code.

(e) None of Parent or any of its Subsidiaries has consented in writing to any extension or waiver of any statute of limitations of any jurisdiction regarding the assessment or collection of any material amounts of Taxes which is still in effect.

(f) Parent and each of its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, equityholders of the Parent (or any of its Subsidiaries) or other Person.

(g) There are no liens for Taxes (other than liens described in clause (d) of the definition of Permitted Encumbrances) on any of the Parent Assets

(h) Except for the Texas combined franchise Tax group of which Parent is the parent, none of Parent or any of its Subsidiaries has ever been a member of a combined, consolidated, unitary or other similar group for U.S. federal, state or local or non-U.S. Tax purposes.

(i) None of Parent or any of its Subsidiaries has any liability for the Taxes of any Person (other than Parent and its Subsidiaries) under Section 1.1502-6 of the Treasury Regulations or any similar provision of U.S. state or local or non-U.S. Law, or as a transferee or successor, or by Contract (other than other than any (A) agreement solely between Parent and/or its Subsidiaries or (B) customary provisions contained in a commercial agreement, the primary purpose of which does not relate to Taxes).

(j) Neither Parent nor any of its Subsidiaries is, or has been, a party to or bound by any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar Contract (other than other than any (A) agreement solely between Parent and/or its Subsidiaries or (B) customary provisions contained in a commercial agreement, the primary purpose of which does not relate to Taxes).

(k) For U.S. federal income Tax purposes, (i) Parent is classified as an association taxed as a corporation and (ii) Merger Sub is, as of the date of this Agreement, disregarded as an entity separate from Parent and, as of the Closing Date, will be classified as a partnership.

(l) None of Parent or any of its Subsidiaries has participated in, or been a party to, a “listed transaction” as this term is defined in Treasury Regulations Section 1.6011-4(b).

(m) None of Parent or any of its Subsidiaries has deferred the employer’s share of any “applicable employment taxes” under Section 2302 of the CARES Act which are still unpaid.

(n) The unpaid Taxes of Parent and its Subsidiaries did not, as of March 31, 2022, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the consolidated balance sheet of Parent and its Subsidiaries (rather than in any notes thereto). Since March 31, 2022, neither Parent nor any of its Subsidiaries has incurred any liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice.

Section 4.11 Compliance with Laws. Except as to specific matters disclosed in the Filed SEC Documents or as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, (a) each of Parent and its Subsidiaries is (including with respect to its ownership and operation of the Parent Assets), and during the past three (3) years has been, in compliance with all applicable Laws, (b) neither Parent nor its Subsidiaries has received written notice of any violation in any respect of any applicable Law, and (c) neither Parent nor its Subsidiaries has received written notice that it is under investigation by any Governmental Authority for potential non-compliance with any Law.

Section 4.12 Parent Material Contracts.

(a) Section 4.12 of the Parent Disclosure Schedules, together with the list of exhibits contained in the Filed SEC Documents, sets forth all Contracts as of the Execution Date of the type described below to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Affiliates or any of the Parent Assets are bound, in each case, that will be binding on Parent or any of its Subsidiaries after Closing (the “Parent Material Contracts”):

(i) each Contract that would be required to be filed by Parent as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(ii) any Contract (excluding joint operating agreements, unit agreements and pooling agreements) that can reasonably be expected to result in aggregate revenues to Parent and its Subsidiaries of more than $1,500,000 during the current or any subsequent calendar year (based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues);

(iii) any Hydrocarbon or water (produced or fresh) purchase and sale, acreage dedication, volume commitment, storage, marketing, transportation, processing, gathering, treatment, separation, compression, balancing, fractionation, disposal, handling, or similar Contract with respect to Hydrocarbons or water (produced or fresh) produced from or attributable to Parent and its Subsidiaries’ interest in the Parent Assets that is not terminable without penalty or other payment upon 60 days’ or less notice;

(iv) any indenture, mortgage, deed of trust, loan, credit or note purchase agreements, or sale-leaseback agreements, guaranties, bonds, letters of credit, or similar financial agreements or other agreements or instruments governing Indebtedness in excess of $15,000,000 affecting any of Parent or its Subsidiaries or the Parent Assets, other than agreements solely between or among Parent and any of its Subsidiaries or among any of the Parent’s Subsidiaries;

(v) any Contract containing any minimum volume throughput or other similar commitment (regardless of whether on a daily, monthly, annual, life-of-contract, or other basis);

(vi) any Contract that constitutes a lease under which any of Parent or its Subsidiaries is the lessor or the lessee of real or personal property (other than Leases) which lease (A) cannot be terminated by such party without penalty or other payment upon 60 days’ or less notice and (B) involves an annual base rental of more than $1,500,000;

(vii) any Contract entered into since January 1, 2021 that is a farmout or farmin agreement, participation agreement, exploration agreement, development agreement, purchase and sale agreement, or other Contract providing for the purchase, exchange, farming, or earning by any of Parent or its Subsidiaries of any oil and gas lease or mineral rights (other than joint operating agreements, unit agreements and pooling agreements);

(viii) any Contract regarding any partnership, joint venture, or that sets forth any option, put or call, drag-along right, tag-along right, appraisal right, right of first offer or right of first refusal with respect to the Parent Assets or any Interests in Parent or its Subsidiaries;

(ix) any Contract that (A) contains or constitutes an existing area of mutual interest agreement, (B) includes non-competition or non-solicitation restrictions or other similar restrictions on Parent or any of its Subsidiaries doing business or (C) includes any exclusivity, “most favored nation” or most favored customer provision;

(x) any Contract that contains any take-or-pay payment, advance payment, or other similar pre-payment (other than royalties, overriding royalties, and similar arrangements reflected in the Leases) to deliver Hydrocarbons, or proceeds from the sale thereof, at some future time without receiving payment therefor at or after the time of delivery;

(xi) any Contract to sell, lease, exchange, transfer, or otherwise dispose of all or any material part of the Parent Assets (other than with respect to production of Hydrocarbons in the ordinary course) from and after the Execution Date, but excluding rights of reassignment upon intent to abandon or release a Well or a Lease;

(xii) any Contract that contains “earn out” or other contingent payment obligations, or remaining indemnity or similar obligations that would reasonably be expected to result in payments in excess of $1,500,000;

(xiii) any Contract relating to a Hedging Transaction;

(xiv) any Contract required to be disclosed pursuant to Item 404 of Regulation S-K of the Exchange Act;

(xv) any Contract (other than any Lease) that obligates Parent or any of its Subsidiaries to drill any wells or conduct other material development operations, including any offset wells with respect to the Parent Assets (other than provisions requiring optional drilling as a condition of maintaining or earning all or a portion of a presently non-producing Lease, and excluding, in each case, any joint operating agreements, unit agreements and pooling agreements);

(xvi) any form of Contract relating to any option, restricted stock unit, profits interests, stock appreciation, phantom stock or similar arrangements;

(xvii) any Labor Agreement;

(xviii) any Contract that is a settlement, conciliation or similar agreement with any Governmental Authority or pursuant to which Parent or any of its Subsidiaries will have any material outstanding obligation after the Execution Date;

(xix) any Contract that is for the employment or engagement of any directors, officers, employees or independent contractors at annual base compensation in excess of $150,000 (but excluding any such Contracts that are terminable by Parent or its Subsidiary at-will without the payment of severance or notice in lieu thereof);

(xx) any Contract that is a seismic, geological or geophysical license or acquisition agreement; and

(xxi) any agreement the primary purpose of which is the indemnification of another Person.

(b) The Parent Material Contracts are in full force and effect as to Parent and each of its Subsidiaries, as applicable, and, to Parent’s Knowledge, are binding upon the counterparties thereto in accordance with their terms, in each case, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar Laws of general application from time to time in effect that affect creditors’ rights generally, (ii) general principles of equity, and (iii) the power of a court to deny enforcement of remedies generally based upon public policy. Neither Parent nor any of its Subsidiaries is in material breach or default under any Parent Material Contract, and to Parent’s Knowledge, no other Person that is a party thereto is in material breach or default under any Parent Material Contract. To Parent’s Knowledge, no event has occurred, which after notice or lapse of time, or both, would constitute a material default under any Parent Material Contract. No written notice of default or breach has been received or delivered by Parent or any of its Subsidiaries under any Parent Material Contract, the resolution of which is outstanding as of the Execution Date, and there are no current notices received by Parent or its Subsidiaries of the exercise of any premature termination, price redetermination, market-out, or curtailment of any such Parent Material Contract. Prior to the Execution Date, true, complete and correct copies of all Parent Material Contracts have been made available to the Company, including all amendments or modifications thereto; provided, however, that Parent shall not be required to make available any documents that are (A) subject to any confidentiality, non-disclosure or similar agreement that would prohibit disclosure or (B) prohibited from disclosure by their terms.

Section 4.13 Payments for Production. Neither Parent nor any of its Subsidiaries is obligated by virtue of any material take-or-pay payment, advance payment, or other similar payment (other than royalties, overriding royalties, and similar arrangements reflected in the Leases or with respect to imbalances) to deliver material Hydrocarbons, or proceeds from the sale thereof, attributable to Parent and its Subsidiaries’ interest in the Parent Assets at some future time without receiving payment therefor at or after the time of delivery.

Section 4.14 Non-Consent Operations; Payout Status. Except as set forth on Section 4.14 of the Parent Disclosure Schedule or as otherwise reflected in the Parent Reserve Report, none of Parent or any of its Subsidiaries has elected not to participate in any material operation or activity proposed with respect to the Parent Assets which could result in any of Parent or its Subsidiaries’ interest in such Parent Assets becoming subject to a penalty or forfeiture as a result of such election not to participate in such operation or activity. To Parent’s Knowledge, Section 4.14 of the Parent Disclosure Schedules contains a complete and accurate list of the status of any payout balances for each Well operated by Parent or any of its Subsidiaries and included within the Parent Assets which is subject to a reversion or other adjustment at any level of cost recovery or Hydrocarbon production from or attributable to such Parent Asset, as of the dates shown on such schedule with respect to each Parent Asset. The representations and warranties contained in this Section 4.14 are the only representations and warranties of Parent or Merger Sub with respect to the subject matter contained in this Section 4.14.

Section 4.15 Environmental Matters. Except as set forth on Section 4.15 of the Parent Disclosure Schedules, and except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect:

(a) Neither Parent nor any of its Subsidiaries (and, to Parent’s Knowledge, no Third Party operator of the Parent Assets) has entered into, or is subject to, any written agreement with any Governmental Authority, or Order issued pursuant to Environmental Laws, that requires any remediation of Hazardous Substances by any of Parent or its Subsidiaries or of any of the Parent Assets that remains outstanding.

(b) Neither Parent nor any of its Subsidiaries (and, to Parent’s Knowledge, no Third Party operator of the Parent Assets) has treated, recycled, stored, disposed of, arranged for or permitted the disposal of, transported, handled, exposed any Person to, released, or owned or operated any property or facility contaminated by, any Hazardous Substances, in each case in a manner or under conditions giving rise to a current remedial liability or obligation of Parent or its Subsidiaries under Environmental Laws.

(c) Neither the Parent nor any of its Subsidiaries is subject to any outstanding Orders relating to alleged violations of, or liabilities arising under, Environmental Laws, and there are no Actions arising under any Environmental Laws against any of Parent or its Subsidiaries pending with any Governmental Authority or arbitrator, or, to Parent’s Knowledge, threatened in writing with respect to or affecting the Parent Assets or any of Parent or its Subsidiaries.

(d) Parent and each of its Subsidiaries (including with respect to the ownership and operation of the Parent Assets) is, and for the past three (3) years has been, in compliance with all applicable Environmental Laws and the terms of all Permits issued or required pursuant thereto, and neither Parent nor its Subsidiaries has received written notice alleging that any such Permits are not in full force and effect.

(e) Except for customary indemnities in standard service agreements and the Leases, neither Parent nor any of its Subsidiaries has assumed, undertaken or provided an indemnity with respect to any liability of any other Person under any Environmental Law that remains outstanding.

(f) Parent has made available to the Company copies of all material environmental assessments, reports and audits prepared by or on behalf of Parent or its Subsidiaries in the three (3) years preceding the date of this Agreement that are in the possession or reasonable control of Parent or its Subsidiaries with respect to any of their operations, Parent Assets or in connection with their business.

Notwithstanding anything to the contrary herein, with respect to Parent Assets that are operated by a Person other than Parent or its Subsidiaries, the representations and warranties set forth in this Section 4.15 are limited to Parent’s Knowledge. The representations and warranties set forth in Section 4.18 and this Section 4.15 are the only representations and warranties made by Parent and its Subsidiaries related to Environmental Laws, Hazardous Substances and any other environmental matters.

Section 4.16 Bankruptcy. There are no bankruptcy, insolvency, reorganization, receivership or similar proceedings pending against, being contemplated by, or, to Parent’s Knowledge, threatened against Parent or any of its Affiliates.

Section 4.17 Parent Leases. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (a) neither Parent nor any of its Subsidiaries (and, to Parent’s Knowledge, no third party operator) have violated any provision of, or taken or failed to take any act that, with or without notice, lapse of time, or both, would constitute a default under the provisions of any Lease (or entitle the lessor thereunder to cancel or terminate such Lease) included in the Parent Assets and (b) neither Parent nor any of its Subsidiaries has received written notice from any other party to any such Lease that Parent or any of its Subsidiaries is in breach or default under any Lease.

Section 4.18 Parent Wells. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) all Parent Assets operated by the Parent and its Subsidiaries have been operated in compliance with the applicable Leases and, (ii) except any Wells for which an extension was granted by a Governmental Authority or pursuant to any applicable Law, there is no Well included in the Parent Assets for which the Parent or any of its Subsidiaries is currently obligated to plug and abandon pursuant to the express terms of any Lease, Parent Material Contract or applicable Law.

Section 4.19 Parent Reserve Report.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect and except for Parent Assets (i) sold or otherwise disposed of in the ordinary course of business since the date of the reserve report prepared by Netherland, Sewell & Associates, Inc. (the “Parent Independent Petroleum Engineers”) relating to the Parent Assets referred to therein as of December 31, 2021 (the “Parent Reserve Report”) or (ii) reflected in the Parent Reserve Report as having been sold or otherwise disposed of, Parents and its Subsidiaries have good and defensible title to all Parent Assets forming the basis for the reserves reflected in the Parent Reserve Report and in each case as attributable to interests owned by Parent and its Subsidiaries, free and clear of any Encumbrances (other than Permitted Encumbrances). For purposes of the foregoing sentence, “good and defensible title” means that Parent and its Subsidiaries’ title (as of the date hereof and as of the Closing) to each of the Parent Assets held or owned by them (or purported to be held or owned by them as reflected in the Parent Reserve Report) (1) entitles the Parent (or one or more of its Subsidiaries, as applicable) to receive (after satisfaction of all royalties, overriding royalties and other burdens on production applicable thereto), not less than the Net Revenue Interest share shown in the Parent Reserve Report of all Hydrocarbons produced from such Parent Asset throughout the life of such Parent Assets, (2) obligates the Parent (or one or more of its Subsidiaries, as applicable) to bear a percentage of the costs and expenses for the maintenance and development of, and operations relating to, such Parent Assets, of not greater than the Working Interest shown on the Parent Reserve Report for such Parent Assets (other than any positive differences in such percentage) and the applicable Working Interest shown on the Parent Reserve Report for such Parent Assets that are accompanied by a proportionate (or greater) Net Revenue Interest in such Parent Assets and (3) is free and clear of all Encumbrances (other than Permitted Encumbrances).

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, the factual, non-interpretive data supplied by the Parent to the Parent Independent Petroleum Engineers relating to the Parent Assets referred to in the Parent Reserve Report, by or on behalf of Parent and its Subsidiaries that was material to such firm’s estimates of proved oil and gas reserves attributable to the Parent Assets in connection with the preparation of the Parent Reserve Report was, as of the time provided, accurate in all respects. To Parent’s Knowledge, there are no material errors in the assumptions and estimates provided by Parent or its Subsidiaries in connection with the preparation of the Parent Reserve Report. Except for any such matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect, the oil and gas reserve estimates of Parent set forth in the Parent Reserve Report are derived from reports that have been prepared by the Parent Independent Petroleum Engineers, and such reserve estimates fairly reflect, in all respects, the oil and gas reserves of Parent and its Subsidiaries at the dates indicated therein. Except for changes generally affecting the oil and gas exploration, development and production industry (including changes in commodity prices) and normal depletion by production, there has been no change in respect of the matters addressed in the Parent Reserve Report that have had or would be reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.20 Permits. To Parent’s Knowledge, Parent and each of its Subsidiaries has all material Permits required to permit the ownership and operation of the Parent Assets as presently owned and operated by Parent or its Subsidiaries, each such material Permit is in full force and effect and has been duly and validly issued, and no suspension or cancellation of any such material Permit is pending or has been threatened in writing, except, in each case, where such failure would not, individually or in the aggregate, reasonably be expected to be materially adverse to Parent and its Subsidiaries, taken as a whole. To Parent’s Knowledge, the execution and delivery of this Agreement and the consummation of the Transactions will not result in any revocation, cancellation, suspension or modification of any such Permit, except for any such revocation that would not, individually or in the aggregate, reasonably be expected to be materially adverse to Parent and its Subsidiaries, taken as a whole.

Section 4.21 Royalties. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and each of its Subsidiaries has paid (a) all royalties, overriding royalties and other burdens on production, and (b) all rentals, shut-ins and similar payments, in each case, due by Parent or its Subsidiaries with respect to the Parent Assets since the date that Parent or its Subsidiaries acquired the relevant Parent Assets.

Section 4.22 Outstanding Commitments. Except as set forth on Section 4.22 of the Parent Disclosure Schedules, as of the date of this Agreement, there are no outstanding authorizations for expenditure or similar requests or invoices for funding or participation under any agreement or contract that is binding on Parent or its Subsidiaries or the Parent Assets and which the Parent reasonably anticipates will individually require expenditures by Parent or its Subsidiaries in excess of $1,000,000.

Section 4.23 Suspense Funds. Except for the amounts reflected in the Financial Statements, neither Parent nor any of its Subsidiaries holds any material Third Party funds in suspense with respect to production of Hydrocarbons from any of the Parent Assets other than amounts less than the statutory maximum amount that Parent or any of its Subsidiaries is permitted to accumulate prior to payment.

Section 4.24 Employee Benefit Matters.

(a) Section 4.24(a) of the Parent Disclosure Schedules lists each material Parent Benefit Plan.

(b) Neither Parent nor any of its Subsidiaries, nor any of their ERISA Affiliates, has at any time maintained, established, sponsored, participated in, or contributed to, or had any liability to, any (i) “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA, that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, (ii) “funded welfare plan” within the meaning of Section 419 of the Code, (iii) “multiple employer welfare benefit arrangement” as described in Section 3(40)(A) of ERISA, or (iv) “multiemployer plan,” as defined in Section 3(37) of ERISA. Neither Parent nor any of its Subsidiaries, nor any of their ERISA Affiliates, has at any time incurred, nor does any such party expect to incur, any liability under Title IV of ERISA or Section 412 of the Code.

(c) With respect to each material Parent Benefit Plan, Parent has made available to the Company true and correct copies of the following, as applicable (except for such documents that are filed as an exhibit to an SEC Document): (i) the plan document, including all amendments thereto or, with respect to any unwritten plan, a summary of all material terms thereof, (ii) the summary plan description along with all summaries of material modifications thereto, (iii) all related trust instruments or other funding-related documents and insurance contracts, (iv) the financial statements (if any) for the most recent year for which such financial statements are available (in audited form if required by ERISA) and, where applicable, Annual Report/Returns (Forms 5500) with disclosure schedules, if any, and attachments for the most recent year for which such Annual Report/Return (Form 5500) is available, (v) a copy of all material, non-routine correspondence with any Governmental Authority received or sent within the last three (3) years, (vi) the most recent Internal Revenue Service determination or opinion letter and (vii) written results of any required compliance testing for each of the past three (3) plan years.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, (i) each Parent Benefit Plan has been maintained, operated, funded and administered in accordance with and in compliance with its terms and all applicable Laws, including ERISA and the Code, (ii) all contributions, reimbursements, and premium payments required to be made with respect to any Parent Benefit Plan on or before the date hereof have been timely made and all other contributions, reimbursements, and premium payments have been accrued in accordance with GAAP and all premiums, reimbursements, and other payments that are due with respect to any period ending prior to the Closing Date have been paid, (iii) each Parent Benefit Plan which is or was intended to be qualified within the meaning of Section 401(a) of the Code (A) is so qualified, (B) has received a favorable determination or opinion letter as to its qualification, has been established under a standardized master and prototype or volume submitter plan for which a current favorable Internal Revenue Service advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer and (C) and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification, and (iv) no Actions, suits, claims (other than routine claims for benefits in the ordinary course), audits, investigations or examinations are pending or, to Parent’s Knowledge, threatened with respect to the Parent Benefit Plans.

(e) No Parent Benefit Plan provides for, and neither Parent nor any of its Subsidiaries has incurred any current or projected liability in respect of, any benefits for any person upon or following retirement or termination of employment, service, or ownership, except as otherwise required by Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code or other applicable law (and for which the beneficiary pays the full premium cost of coverage) or pursuant to an individual severance agreement or severance policy listed on Section 4.24(a) of the Parent Disclosure Schedules.

(f) Neither the execution and delivery of this Agreement nor the consummation of the Transactions (alone or in conjunction with any other event) would reasonably be expected to result in (i) any entitlement by any current or former employee or individual service provider of any of Parent or its Subsidiaries to any compensation or benefit, or in the forgiveness (or accelerated repayment) of any indebtedness of any such employee or service provider, (ii) any increase in the amount, or acceleration of the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits for any current or former employee or individual service provider of any of Parent or its Subsidiaries, (iii) any restriction on the right of the Parent or any of its Subsidiaries, to merge, materially amend, terminate or transfer any Parent Benefit Plan or (iv) the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(g) Each Parent Benefit Plan and any other agreement, contract, plan or other arrangement to which any of Parent or its Subsidiaries is party to that is, in whole or in part, a “nonqualified deferred compensation plan” subject to Section 409A of the Code complies with, and has been maintained in form and operation in accordance with the requirements of, Section 409A of the Code, and no amount under any such plan or program is, has been or is expected to be subject to penalties or the interest and additional tax set forth under Section 409A(a)(1)(B) of the Code.

(h) None of Parent or its Subsidiaries is party to, nor has any obligation to indemnify or gross-up any Person for any Tax under Section 4999 of the Code and Section 409A of the Code (or any corresponding provisions of state, local or non-U.S. Tax Laws).

Section 4.25 Employment and Labor Matters.

(a) Neither Parent nor any of its Subsidiaries is party to nor bound by any Labor Agreements and no employees of Parent or its Subsidiaries are represented by any labor union, works council, or other labor organization. There are no, and for the past three (3) years there have not been any, strikes, organized labor work stoppages, concerted work slowdowns, lockouts, handbilling, picketing, unfair labor practice charges, material labor grievances, labor arbitrations, or other material labor disputes pending or, to Parent’s Knowledge, threatened by or against any of Parent or its Subsidiaries. To Parent’s Knowledge, there are no ongoing or threatened union organizing activities, nor have there been any such activities in the past three (3) years.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, Parent and each of its Subsidiaries is and for the last three (3) years has been in compliance with all applicable Laws respecting labor, employment and employment practices, including, without limitation, all Laws respecting terms and conditions of employment, health and safety, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), employment harassment, discrimination or retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including the WARN Act), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action and unemployment insurance.

(c) Parent and its Subsidiaries have reasonably investigated all sexual harassment, or other discrimination, retaliation or policy violation allegations reported in accordance with Parent and its Subsidiaries’ policies. With respect to each such allegation with potential merit, Parent and its Subsidiaries have taken prompt corrective action that is reasonably calculated to prevent further improper action. Neither Parent nor its Subsidiaries reasonably expect any material liabilities with respect to any such allegations and, to Parent’s Knowledge, no allegations have been made relating to officers, directors, employees, contractors, or agents of Parent or its Subsidiaries, that, if known to the public, would reasonably be expected to bring Parent or its Subsidiaries into material disrepute.

(d) To Parent’s Knowledge, no current or former employee or independent contractor of Parent or its Subsidiaries is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to Parent or any of its Subsidiaries; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by Parent or its Subsidiaries.

Section 4.26 SEC Documents; Financial Statements; No Liabilities.

(a) Parent has timely filed or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by it since January 1, 2021 under the Securities Act or the Exchange Act (all such documents, together with all exhibits and schedules to the foregoing materials and all information incorporated therein by reference, the “SEC Documents”). The SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Financial Statements”), at the time filed or furnished (except to the extent corrected by a subsequently filed or furnished SEC Document filed or furnished prior to the Execution Date) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable, (iii) in the case of the Financial Statements, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) in the case of the Financial Statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and subject, in the case of interim financial statements, to normal and recurring year-end audit adjustments, (v) in the case of the Financial Statements, fairly present in all material respects the consolidated financial position of Parent and its Subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments), and (vi) in the case of the Financial Statements, have been prepared in a manner consistent with the books and records of Parent and its Subsidiaries. Since January 1, 2021, Parent has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, SEC rule or policy or applicable Law. The books and records of Parent and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP (to the extent applicable) and any other applicable legal and accounting requirements and reflect only actual transactions.

(b) There are no liabilities of or with respect to Parent or its Subsidiaries that would be required by GAAP to be reserved, reflected, or otherwise disclosed on a consolidated balance sheet of Parent other than (i) liabilities accrued, reserved, reflected, or otherwise disclosed in the consolidated balance sheet of Parent and its Subsidiaries as of March 31, 2022 (including the notes thereto) included in the Financial Statements, (ii) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2021, (iii) liabilities under this Agreement and the other Transaction Documents or incurred in connection with the Transactions or (iv) liabilities that are not, individually or in the aggregate, material to Parent and its Subsidiaries, except in the case of clause (iv), as would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect.

Section 4.27 Condemnation. There is no pending, or, to the knowledge of Parent, threatened in writing, taking (whether permanent, temporary, whole, or partial) of any material part of the Parent Assets by reason of condemnation or the threat of condemnation.

Section 4.28 Intellectual Property.

(a) Section 4.28 of the Parent Disclosure Schedules sets forth a true and complete list of all material registrations or applications for registration included in any Intellectual Property Rights owned by Parent or its Subsidiaries. The Parent and its Subsidiaries own, license or otherwise have a valid right to use, free and clear of all Encumbrances (other than Permitted Encumbrances or non-exclusive licenses granted by Parent and its Subsidiaries in the ordinary course of business), all Intellectual Property Rights used in or necessary to conduct the businesses of Parent and its Subsidiaries as currently conducted, except where the failure to own, license or have the right to use such Intellectual Property Rights has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b) To Parent’s Knowledge, the conduct of the businesses of Parent and its Subsidiaries as currently conducted are not infringing or misappropriating any Intellectual Property Right of any other Person in any material respect, except for such matters that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(c) The consummation of the Transactions will not result in the loss or impairment of any material right of Parent or any of its Subsidiaries to own, use, practice or exploit any Intellectual Property Rights owned by, held by or licensed to Parent and its Subsidiaries and used in the business of Parent and its Subsidiaries as currently conducted.

Section 4.29 Absence of Certain Changes. Since December 31, 2021, (a) there has not been any Parent Material Adverse Effect and (b) Parent and its Subsidiaries have, in all material respects, conducted their respective businesses in the ordinary course of business consistent with past practices.

Section 4.30 No Distributions. Except as set forth on Section 4.30 of the Parent Disclosure Schedule, since March 31, 2022, Parent has not made or declared, and Parent does not have any intention of making or declaring, any distribution or similar payment (of cash, property, Interests, or otherwise) prior to the Closing in respect of any Interests of Parent.

Section 4.31 Insurance. Parent and its Subsidiaries maintain, or are entitled to the benefits of, insurance provided by Third Parties in such amounts and against such risks substantially as are customary for the industries in which Parent and its Subsidiaries operate. Except as would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect, (a) all material insurance policies maintained by or on behalf of Parent or its Subsidiaries are in full force and effect and are not subject to any lapse in coverage and all premiums with respect thereto have been paid to the extent due, (b) Parent has not received notice of, nor to Parent’s Knowledge is there threatened, any cancellation, termination, material reduction of coverage or material premium increases with respect to any such policy that remains outstanding, (c) there is no material claim outstanding under any such insurance policy and (d) none of Parent or its Subsidiaries has received any written notice from any insurer or reinsurer of any reservation of rights with respect to any material pending or paid claims.

Section 4.32 Hedging Transaction. Section 4.32 of the Parent Disclosure Schedules sets forth a true and complete list of all Hedging Transactions outstanding as of the Execution Date and entered into by Parent or any of its Subsidiaries with respect to the Parent Assets (such Hedging Transactions, the “Parent Execution Date Hedging Portfolio”), the material terms thereof (including the type of transaction, term, effective date, termination date, notional amounts), and the counterparty thereto. Parent has made available to the Company a true, correct, and complete copy of all confirmations or other agreements evidencing the Hedging Transactions included in the Parent Execution Date Hedging Portfolio.

Section 4.33 Affiliate Transactions. Except for Contracts (a) filed or incorporated by reference as an exhibit to the Filed SEC Documents and (b) related to any Parent Benefit Plan, none of Parent or any of its Subsidiaries are party to any transaction or arrangement under which any (i) present executive officer or director of Parent or any of its Subsidiaries or any Person that has served as an executive officer or director of Parent or any of its Subsidiaries within the last three (3) years or any of such officer’s or director’s immediate family members, (ii) record or beneficial owner of more than five percent (5%) of Parent’s equity Interests as of the date of this Agreement or (iii) to Parent’s Knowledge, any Affiliate of any such officer, director or owner (other than Parent and its Subsidiaries) is a party that would be required to be disclosed by Parent pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.

Section 4.34 Information to be Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to Parent Stockholders and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein, necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or necessary to correct any statement of a material fact in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders’ Meeting which has become false or misleading. The Proxy Statement will comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. Notwithstanding the foregoing, Parent and Merger Sub make no representation or warranty with respect to any information supplied by or to be supplied by the Company that is included in the Proxy Statement.

Section 4.35 Internal Controls; Exchange Listing Matters.

(a) Parent has established and maintains “internal control over financial reporting” (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) that has been designed by, or under the supervision of, its principal executive and principal financial officers, or Persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. There (i) are not any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information or (ii) is not any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal control over financial reporting.

(b) Parent has established and maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are designed to ensure that information required to be disclosed by Parent in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to Parent’s principal executive officer and principal financial officer to allow timely decisions regarding required disclosure. Parent has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and such disclosure controls and procedures were effective as of the end of Parent’s most recently completed fiscal quarter.

(c) No Subsidiary of Parent is required to file any form, report, schedule, statement or other document with the SEC.

(d) The Parent Class A Common Stock is registered under Section 12(b) of the Exchange Act and listed on the Exchange, and Parent has not received any notice of deregistration or delisting from the SEC or the Exchange, as applicable. Parent is in compliance in all material respects with the rules and regulations of the Exchange, in each case, that are applicable to Parent. No Order of any securities commission or similar securities regulatory authority or any other Governmental Authority, or of the Exchange, preventing or suspending trading in any securities of Parent has been issued, and no proceedings for such purpose are, to Parent’s Knowledge, pending, contemplated or threatened. Parent has taken no action that is designed to terminate the registration of the Parent Class A Common Stock under the Exchange Act.

Section 4.36 Form S-3. As of the Execution Date, Parent is eligible to register the resale of the Parent Class A Common Stock issuable upon the exchange of Surviving Company Units in accordance with the A&R LLC Agreement under an automatic shelf registration statement on Form S-3 promulgated under the Securities Act.

Section 4.37 State Takeover Statutes. As of the Execution Date and at all times on or prior to the Closing, the Parent Board has taken all actions so that the restrictions applicable to business combinations contained in Section 203 of the General Corporation Law of the State of Delaware are, and will be, inapplicable to the execution, deliver and performance of this Agreement and the timely consummation of the Transactions. No “moratorium,” “fair price,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover Law or any similar anti-takeover provision in the Parent’s Organizational Documents is, or at the Closing will be, applicable to this Agreement, or any of the Transactions.

Section 4.38 Opinion of Financial Advisor. The Parent Board has received the opinion of Citigroup Global Markets Inc., Parent’s financial advisor, to the effect that, as of the date of such opinion and based upon and subject to the factors, assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration is fair, from a financial point of view, to Parent.

Section 4.39 Financial Capability. Parent will on the Closing Date have sufficient unrestricted cash on hand or available credit facilities to pay all amounts required to be paid by Parent at the Effective Time pursuant to the terms of this Agreement and the other Transaction Documents to which it is a party. Parent has no reason to believe that such cash or such available credit facilities will not be available. The obligations of Parent and Merger Sub under this Agreement are not subject to any conditions regarding Parent’s, Merger Sub’s, their respective Affiliates’ or any other Person’s ability to obtain financing for the consummation of the Transactions contemplated hereby.

Section 4.40 No Additional Representations. Notwithstanding anything contained in this Agreement to the contrary, each of Parent and Merger Sub represents, acknowledges and agrees that neither the Company nor any of its Subsidiaries nor any other Person has made or is making any representations or warranties relating to the Company and its Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company in Article III, including any implied representation or warranty as to the accuracy or completeness of any oral or written information regarding the Company and its Subsidiaries furnished or made available to Parent, or any of its Affiliates or Representatives and that neither of Parent or Merger Sub has relied on any such other representation or warranty not set forth in this Agreement. Without limiting the generality of the foregoing, each of Parent and Merger Sub acknowledges that no representations or warranties are made with respect to (a) any projections, forecasts, estimates, budgets or prospect information that may have been made available to Parent or any of its Affiliates or Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions); and (b) except for the representations and warranties made by the Company in Article III, any oral or written information presented to Parent or any of its Affiliates or Representatives in the course of their due diligence investigation of the Company and its Subsidiaries, the negotiation of this Agreement or any other Transaction Document or in the course of the Transactions.

Article V

Covenants of the Parties

Section 5.1 Access. From the Execution Date until the earlier of (x) the date this Agreement is terminated pursuant to Section 7.1 and (y) the Closing Date, each Party (the “Granting Party”) shall, and shall cause its Subsidiaries to, grant to the other Party and its Representatives (collectively, the “Inspecting Party”) reasonable access, during normal business hours and upon reasonable advance notice, to the properties, contracts, books and records, data and senior management of the Granting Party and its Subsidiaries and, during such period, the Granting Party shall, and shall cause its Subsidiaries to make available to the Inspecting Party all information concerning the business, properties and personnel of the Granting Party as the Inspecting Party may reasonably request; provided that (i) all requests for access shall be directed to Matt R. Garrison (at Parent) or John Bell (at the Company) or such other Person as Parent or the Company may designate in writing from time to time (in each case as applicable, the “Granting Party Contact”), (ii) such access shall entitle the Inspecting Party or its Representatives to request from the Granting Party the ability to conduct sampling, testing or other invasive investigation of environmental media at any property or facility of the Granting Party (including of the type commonly referred to as a Phase II environmental site assessment), solely to the extent that such sampling, testing or invasive investigation relates to environmental conditions identified in Phase I environmental site assessments undertaken by or on behalf of the Inspecting Party, and provided, however, that, subject to the foregoing, no such access shall include sampling, testing or other invasive investigation of environmental media without the Granting Party’s prior written consent (provided, further, that, if the Company, as Granting Party, does not consent to a request from Parent to conduct such sampling, testing or other invasive investigation of environmental conditions in accordance with this Section 5.1, if Parent submits an Environmental Defect Notice with respect to such environmental conditions, the failure of Parent to conduct such sampling, testing or other invasive investigation shall not invalidate the relevant Environmental Defect for purposes of meeting the requirements of Section 10.3(b)(i), subject to the other limitations of Article X) , and (iii) nothing herein shall require the Granting Party or its Subsidiaries to provide access to, or to disclose any information to, the Inspecting Party or any other Person if such access or disclosure (A) would breach any obligations to any Third Party or obligation of confidentiality binding on the Granting Party or any of its assets or properties; provided, however, that the Granting Party shall use its commercially reasonable efforts to obtain any applicable waivers of confidentiality restrictions, (B) would be in violation of applicable Laws or regulations of any Governmental Authority or the provisions of any Contract to which the Granting Party or any of its Subsidiaries is a party, or (C) would result in the waiver of attorney-client privilege or attorney work product. If the restrictions in clause (B) or clause (C) of the preceding sentence apply, the Granting Party shall use commercially reasonable efforts to cooperate in seeking to find a way to allow disclosure of such information to the Inspecting Party

(including by entering into a joint-defense or similar agreement) to the extent doing so (1) would not in the good faith belief of the Granting Party (after consultation with counsel) reasonably be expected to result in the violation of any such Contract or Law or reasonably be expected to cause such privilege to be undermined with respect to such information or (2) could reasonably in the good faith belief of the Granting Party (after consultation with counsel) be managed through the use of customary “clean-room” arrangements pursuant to which nonemployee Representatives of the Inspecting Party are provided access to such information; provided, further, that the Granting Party shall (x) notify the Inspecting Party that such disclosures are reasonably likely to violate any of the Granting Party’s obligations under any such Contract or Law or are reasonably likely to cause such privilege to be undermined, and (y) communicate to the Inspecting Party the facts giving rise to such notification (to the extent it is able to do so in accordance with this Section 5.1).

(a) The Inspecting Party’s investigation shall be conducted in a manner that minimizes interference with the operation of the Granting Party’s assets and properties. The Granting Party shall have the right to accompany the Inspecting Party (including, for the avoidance of doubt, its Representatives) in connection with any physical inspection of the Granting Party’s assets and properties.

(b) The Inspecting Party acknowledges that, pursuant to its right of access to the Granting Party’s assets and properties, the Inspecting Party will become privy to confidential and other information of the Granting Party and its Affiliates and that such confidential information (which includes the Inspecting Party’s conclusions with respect to its evaluations) shall be held confidential by the Inspecting Party in accordance with the terms of the Confidentiality Agreement and Section 5.4 and any applicable privacy Laws regarding personal information. For the avoidance of doubt, the Granting Party does not make any representation or warranty as to the accuracy of any information, if any, provided pursuant to this Section 5.1, and none of the Inspecting Party nor any of its Affiliates or their Representatives, may rely on the accuracy of any such information, in each case, other than the express representations and warranties of the Company set forth in Article III or Parent set forth in Article IV hereof, as applicable, as qualified by the Company Disclosure Schedules or Parent Disclosure Schedules, as applicable.

(c) During all periods that the Inspecting Party is on the assets or properties owned or leased by the Granting Party or its Affiliates, the Inspecting Party shall maintain, at its sole cost and expense, policies of insurance customary for such access and performance of such due diligence. Coverage under all insurance required to be carried by the Inspecting Party hereunder will (i) be primary insurance, (ii) list the Granting Party and its Affiliates and each of their respective officers, directors, employees, agents, advisors and other Representatives as additional insureds, (iii) waive subrogation against the Granting Party and its Affiliates and each of their respective officers, directors employees, agents, advisors and other Representatives and (iv) provide for 30 days’ prior written notice to the Granting Party in the event of cancellation, expiration, or modification of the policy or reduction in coverage. Upon request by the Granting Party, the Inspecting Party shall provide evidence of such insurance to the Granting Party prior to entering any of the properties.

(d) In connection with the rights of access, examination and inspection granted to the Inspecting Party under this Section 5.1, (I) THE INSPECTING PARTY AND ITS SUBSIDIARIES WAIVE AND RELEASE ALL CLAIMS AGAINST THE GRANTING PARTY, ITS AFFILIATES, AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS AND OTHER REPRESENTATIVES ARISING IN ANY WAY THEREFROM OR IN ANY WAY CONNECTED THEREWITH AND (II) THE INSPECTING PARTY AND ITS SUBSIDIARIES HEREBY AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE GRANTING PARTY, ITS AFFILIATES, AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS AND OTHER REPRESENTATIVES, AND THIRD PARTY OPERATORS FROM AND AGAINST ANY AND ALL DAMAGES ATTRIBUTABLE TO PERSONAL INJURY, DEATH OR PHYSICAL PROPERTY DAMAGE, OR VIOLATION OF ANY OF THE FOREGOING PERSON’S RULES, REGULATIONS, OR OPERATING POLICIES, ARISING OUT OF, RESULTING FROM OR RELATING TO ANY FIELD VISIT OR OTHER DUE DILIGENCE ACTIVITY CONDUCTED BY THE INSPECTING PARTY WITH RESPECT TO THE GRANTING PARTY’S ASSETS AND PROPERTIES, EVEN IF SUCH LIABILITIES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE SOLE, ACTIVE, PASSIVE, CONCURRENT, OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW BY THE GRANTING PARTIES, ITS AFFILIATES, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS AND OTHER REPRESENTATIVES OR THIRD PARTY OPERATORS, BUT SHALL EXCLUDE LIABILITIES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE APPLICABLE INDEMNIFIED PERSON.

Section 5.2 Cooperation; Status Updates.

(a) Cooperation and Efforts to Consummate the Transaction. Each of the Parties shall cooperate with each other and use (and shall cause their respective Affiliates to use) their respective best efforts to take or cause to be taken all actions reasonably necessary or advisable on their part under this Agreement and the other Transaction Documents to consummate the Transactions as promptly as reasonably practicable after the Execution Date.

(b) Status Updates. Subject to applicable Laws and as required by any Governmental Authority, each Party shall keep the other Parties apprised of the status of matters relating to obtaining regulatory approval and the consummation of the Transactions, including promptly furnishing each Party with copies of material or substantive notices or other communications (or where no such copies are available, a reasonably detailed written description thereof) received by such Party or any of its Affiliates from any Governmental Authority with respect to the Transactions or from any other Person indicating any fact, event or circumstance that is reasonably likely to affect the consummation of the Transactions.

(c) Consent Solicitation. Prior to the Closing, the Company may commence a consent solicitation to amend, eliminate or waive certain sections of the applicable Company indentures (a “Consent Solicitation”), with respect to some or all of the outstanding senior notes of the Company. In connection with any such Consent Solicitation, the Parties shall use their reasonable best efforts to provide and shall use their reasonable best efforts to cause their Representatives to provide all cooperation reasonably requested by the other Party in connection with the Consent Solicitation. The Company shall afford Parent a reasonable opportunity to review and comment upon any consent solicitation statement, supplemental indenture or other related documents in connection with any Consent Solicitation and the Company will give reasonable consideration to the comments, if any, raised by Parent.

Section 5.3 Governmental Filings and Approvals.

(a) Exchange of Information. The Parties shall each, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors, members, officers and equityholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Parent or the Company or any of their respective Affiliates to any Governmental Authority in connection with the Transactions.

(b) Filings. Each Party and each Party’s Affiliates shall prepare and submit, or cause to be prepared and submitted, to the applicable Governmental Authority, as promptly as reasonably practicable following the Execution Date, all necessary filings in connection with the Transactions that may be required for obtaining approvals from any Governmental Authorities under applicable Laws prior to the Closing Date. Without limiting the foregoing, each of the Company and Parent shall make its filing pursuant to the HSR Act with respect to the Transactions as promptly as reasonably practicable following the Execution Date and no later than ten (10) Business Days after the Execution Date. The Parties shall request or cause to be requested, and shall use their reasonable best efforts to obtain, expedited treatment of any such filings (including early termination of any applicable waiting periods under the HSR Act), promptly make any appropriate or necessary subsequent or supplemental filings, and cooperate with one another in the preparation of such filings in such manner as is reasonably necessary and appropriate.

(c) Conduct of Interactions with Governmental Entities. The Parties agree to respond promptly to any inquiries from any Governmental Authority concerning the Transactions, including any inquiries from the DOJ or the FTC concerning such filings with respect to the HSR Act, and to comply in all material respects with the filing requirements of the HSR Act. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right to review in advance and, to the extent practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all the information relating to Parent or the Company, as the case may be, and any of their respective Affiliates, that appears in any filing made with, or written materials submitted to, any Governmental Authority in connection with the Transactions. In exercising the foregoing rights, the Company and Parent shall act reasonably and as promptly as practicable. Neither the Company nor Parent shall permit any of its officers or any other Representatives or agents to participate in any meeting with any Governmental Authority in respect of any filing, investigation or other inquiry relating to the Transactions unless it consults with the other Party in advance and, to the extent permitted by such Governmental Authority, gives the other Party the opportunity to attend and participate thereat. For the avoidance of doubt, neither Parent or any of its Affiliates, on the one hand, nor the Company or any of its Affiliates, on the other hand, shall consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the Transactions at the behest of any Governmental Authority without the prior written consent of the Company or Parent, respectively.

(d) Filing Fees. Whether or not the Transactions are consummated, each of Parent and the Company Unitholder shall be responsible for and shall pay fifty percent (50%) of all fees and payments to any Governmental Authority (including filing fees) relating to any consent, clearance, registration, approval, Permit or authorization or expiration or termination of a waiting period relating to the Transactions pursuant to this Section 5.3.

(e) Efforts. In furtherance of and not in limitation of the covenants of the Parties contained in Section 5.2 and Section 5.3(a) through Section 5.3(d), each of the Parties hereto shall use (and cause its Subsidiaries and Affiliates to used) reasonable best efforts to take all actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods, or receipt of required authorizations or approvals under applicable Antitrust Laws and, if any objections are asserted with respect to the Transactions under any Law or if any proceeding is instituted (or threatened to be instituted) by any Governmental Authority or any private party challenging any of the Transactions as prohibited by or violating any Law or which would otherwise prevent, materially impede or materially delay the consummation of the Transactions, use reasonable best efforts to take all action necessary to resolve any such objections or suits so as to permit consummation of the Transactions, including in order to resolve such objections or proceedings which, in any case if not resolved, would reasonably be expected to prevent, materially impede or materially delay the consummation of the Transactions and contesting, defending and appealing any proceedings, whether judicial or administrative, brought or threatened to be brought by any Person (including any Governmental Authority) in order to avoid entry of, or to have vacated, lifted or terminated, any order of any kind or nature that would prevent the consummation of the Transactions from occurring prior to the Outside Date; provided, however, in no event shall any Party be required to take any action that would cause a Material Adverse Effect with respect to such Party. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Parent or its Subsidiaries or Affiliates be required to (and the Company and its Subsidiaries and Affiliates shall not without the Parent’s prior written consent, and Parent and its Subsidiaries and Affiliates shall not without the Company’s prior written consent) offer, propose, negotiate, agree to, commit to or effect, by consent decree, hold separate order, settlement, undertaking, stipulation or otherwise, (i) the sale, divestiture, license, transfer or other disposition of any and all of the share capital or other equity or voting Interest, assets (whether tangible or intangible), rights, products, properties or businesses of such Party or any of its Subsidiaries and, following the Closing, the Surviving Company and any of its Subsidiaries; (ii) the termination, amendment or assignment of existing relationships or contractual rights or obligations of such Party or any of its Subsidiaries and, following the Closing, the Surviving Company and any of its Subsidiaries; (iii) the change or modification of any course of conduct regarding future operations of such Party or any of its Subsidiaries and, following the Closing, the Surviving Company and any of its Subsidiaries; and (iv) any other restrictions on the activities of such Party or any of its Subsidiaries and, following the Closing, the Surviving Company and any of its Subsidiaries, with respect to, or their ability to retain, one or more of their respective businesses, assets or rights or Interests therein.

Section 5.4 Confidentiality; Public Announcements.

(a) The terms of the Confidentiality Agreement are hereby incorporated by reference, mutatis mutandis, and, notwithstanding anything contained in the Confidentiality Agreement to the contrary, shall continue in full force and effect until the Closing, at which time such Confidentiality Agreement shall terminate.

(b) Notwithstanding anything to the contrary in the Confidentiality Agreement or this Section 5.4 without the prior written consent of the other Parties, no Party shall issue any press release or make any announcement to the general public pertaining to this Agreement or the Transactions or otherwise disclose the existence of this Agreement and the Transactions to any Third Party, except (i) as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange, in which case the Party proposing to issue such press release or make such public announcement or make such disclosure shall use commercially reasonable efforts to consult in good faith with the other Party before issuing any such press releases or making any such announcements or disclosures to the general public, (ii) in connection with the procurement of any necessary consents, approvals, clearances or payoff letters in connection with this Agreement and (iii) that each Party may disclose the terms of this Agreement to their respective current debt and equity investors, accountants, legal counsel and other Representatives as necessary in connection with the ordinary conduct of their respective businesses; provided that such Persons agree to keep the terms of this Agreement strictly confidential. Notwithstanding the foregoing, to the extent applicable, each Party and its direct and indirect equity holders and their respective Affiliates may disclose to their direct and indirect limited partners and members such information as is customarily provided to current or prospective limited partners in private equity funds or other similar financial investment funds.

(c) Following termination of this Agreement in accordance with Article VII, each Party shall promptly (but in any event no more than ten (10) Business Days after the termination of this Agreement) return or destroy all, Contracts, instruments, books, records, materials and other information regarding the other Party or its Affiliates provided to the receiving Party or any of its Affiliates or any of their respective Representatives in connection with the Transactions.

(d) To the extent that the foregoing provisions of this Section 5.4 conflict with the provisions of the Confidentiality Agreement, the provisions of this Section 5.4 shall prevail and control to the extent of such conflict. If Closing occurs, the Confidentiality Agreement shall terminate as of the Closing.

Section 5.5 Restricted Contact. Without the prior written consent of the other Party (which consent may be given or withheld in such other Party’s sole discretion), no Party shall, or shall permit any of their Affiliates or respective Representatives to, (i) contact any officer, director, manager, employee, consultant, direct or indirect equity holder, distributor, supplier, customer, contractor, or joint venture partner of the other Party or any of its Subsidiaries or any Third Party operator of such other Party or its Subsidiaries’ assets or properties, or other material business relation of such other Party or its Subsidiaries other than the applicable Granting Party Contact (collectively, the “Restricted Contact”) in connection with the Transactions or engage in any discussions with any Restricted Contact of the other Party of its Subsidiaries in respect of the Transactions or (ii) make any announcement or communication to any Restricted Contact of the other Party or its Subsidiaries regarding this Agreement or any of the Transactions.

Section 5.6 Operation of the Company’s Business. Except (i) for the operations set forth on Section 5.6 of the Company Disclosure Schedules, (ii) as required in the event of an emergency to protect life, property or the environment, (iii) as may be required by Law (including COVID-19 Measures or as may be requested or compelled by any Governmental Authority), (iv) as permitted or otherwise contemplated by this Agreement or any other Transaction Documents, (v) as otherwise required by any Contract entered into on or prior to the Execution Date or (vi) as otherwise approved in writing by Parent, from the Execution Date until the earlier of the Closing Date and termination of this Agreement pursuant to Article VII, the Company shall and shall cause each of its Subsidiaries to:

(a) use commercially reasonable efforts to operate the Company and its Subsidiaries’ businesses and the Company Assets in the ordinary course in all material respects consistent with past practice and subject to the terms of this Agreement;

(b) not propose, elect to participate in or non-consent to any operation reasonably anticipated by the Company and its Subsidiaries to require future capital expenditures that are, in the aggregate, greater than 125% of the aggregate amount of capital expenditures scheduled to be made in the Company’s capital expenditure budget for the period indicated as Company’s capital expenditure budget set forth on Section 5.6(b) of the Company Disclosure Schedules, except for capital expenditures to repair damage resulting from insured casualty events or capital expenditures required on an emergency basis or for the safety of individuals, assets or the environment;

(c) not take any affirmative action to (i) terminate or materially amend any Leases, or (ii) terminate, materially amend, waive, materially modify, or extend any Company Material Contract or enter into any new contract that would constitute a Company Material Contract if executed prior to the Execution Date; in each case, other than the extension of Leases with primary terms expiring prior to the Closing and the execution or extension of a Contract for the sale, exchange, or marketing of oil, gas and/or other Hydrocarbons in the ordinary course of business and terminable without penalty on 60 days or shorter notice;

(d) maintain all material insurance policies in the amounts and of the types presently in force with respect to the Company Assets and the operations and activities of the Company and its Subsidiaries to the extent commercially reasonable in the Company and its Subsidiaries’ business judgment in light of prevailing conditions in the insurance market;

(e) use commercially reasonable efforts to maintain the Wells in good repair and normal operating condition in the ordinary course in all material respects consistent with past practices, wear and tear excepted;

(f) maintain the books, accounts and records of each of the Company and its Subsidiaries in the ordinary course of business consistent with past practice and in compliance with all applicable Laws and contractual obligations;

(g) notify Parent of any emergency affecting the Company and its Subsidiaries’ businesses or any of the Company Assets as promptly as reasonably practicable;

(h) notify Parent of any Actions filed with any Governmental Authority, or threatened in writing against any of the Company or its Subsidiaries with respect to the Company Assets, any of the Company or its Subsidiaries, or the Transactions;

(i) use commercially reasonable efforts to maintain all material Permits, approvals, bonds and guaranties required to own and/or operate the Company Assets, and make all filings that the Company or any of its Subsidiaries is required to make under applicable Law with respect to the Company Assets;

(j) not transfer, sell, or otherwise dispose of any of the Company Assets except for (i) sales and dispositions of Hydrocarbons or equipment and materials made in the ordinary course of business consistent with past practice, which in the case of equipment and materials, are replaced with equipment and materials of comparable or better value or utility in connection with the maintenance, repair, and operation of the Company Assets, (ii) other sales and dispositions of any Company Assets in the aggregate not exceeding $2,500,000 and (iii) swaps of assets or property in the Delaware Basin, which may include cash consideration of up to $2,5000,000 in the aggregate for all such swap transactions;

(k) not enter into, commence, settle or compromise any litigation affecting the Company Assets or any of the Company or its Subsidiaries, other than settlements or compromises that do not exceed $250,000 individually;

(l) notify Parent of any written notice received by the Company or any of its Subsidiaries of any material violation of any environmental Law relating to the Company Assets where such violation has not been previously disclosed to Parent or cured or otherwise resolved to the written satisfaction of the relevant Governmental Authority;

(m) not amend or otherwise change the Organizational Documents of any of the Company or its Subsidiaries;

(n) not issue (including by conversion of convertible or exchangeable securities of the Company or any of its Subsidiaries), sell, pledge, transfer, dispose of or otherwise subject to any Encumbrance (other than (i) pursuant to the Company RBL and (ii) Permitted Encumbrances) any of the Company Assets or any Company Group Interests, or any options, warrants, convertible securities of any of the Company’s Subsidiaries or other rights of any kind to acquire any such Company Group Interests;

(o) not declare, set aside or pay any dividends on, or make any other distributions (whether in stock or property) in respect of any Company Group Interests, other than any dividends or distributions between the Company and its Subsidiaries or between the Company’s Subsidiaries;

(p) not reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any Company Group Interests, or make any other change with respect to the Company’s or its Subsidiaries’ capital structure;

(q) not acquire any corporation, partnership, limited liability company, other business organization or division thereof or any material amount of assets, or enter into any joint venture, strategic alliance, exclusive dealing, noncompetition or similar contract or arrangement that would reasonably be expected to (i) materially adversely affect or materially delay (A) the expiration or termination of the waiting period under the HSR Act or any other consents under Antitrust Laws applicable to the Transactions or (B) the Parties’ ability to obtain all consents of Governmental Authorities necessary for the consummation of the Transactions, or (ii) result in the entry of, or the commencement of litigation seeking the entry of, any Order that would materially delay or prevent the consummation of the Transactions, other than (1) transactions solely between the Company and a wholly owned Subsidiary of the Company (or solely among wholly owned Subsidiaries of the Company), (2) acquisitions as to which the aggregate amount of the consideration paid or transferred by the Company and its Subsidiaries in connection with all such acquisitions would not exceed $1,500,000 or (3) any acquisitions that are in the ordinary course of business and contemplated by the Company’s capital expenditure budget set forth on Section 5.6 of the Company Disclosure Schedules;

(r) not adopt any plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization;

(s) not incur any Indebtedness or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person, or make any loans or advances, except for (i) borrowings made under the Company RBL that are made in the ordinary course of business consistent with past practice, (ii) borrowings under the Company RBL that are made for the purpose of unwinding or modifying existing hedges, (iii) Indebtedness incurred by the Company or any of its Subsidiaries that is owed to any wholly owned Subsidiary of the Company or by any Subsidiary of the Company that is owed to the Company or any wholly owned Subsidiary of the Company, (iv) guarantees by the Company or its Subsidiaries of Indebtedness of any wholly owned Subsidiary of the Company and (v) guarantees by any Subsidiary of the Company of Indebtedness of the Company or any other wholly owned Subsidiary of the Company;

(t) not make, compromise or forgive any loans, advances, or capital contributions to any other Person, other than as between the Company or its Subsidiaries or employees of the Company or its Subsidiaries in the ordinary course of business;

(u) not sell, assign, license, transfer, abandon or permit to lapse any Intellectual Property Rights owned by any of the Company or its Subsidiaries, other than non-exclusive licenses of Intellectual Property Rights granted by any of the Company or its Subsidiaries to customers in the ordinary course of business;

(v) not make any change in any method of accounting or accounting practice or policy, except as required by GAAP or applicable Laws (or as required to conform to any changes in statutory or regulatory accounting rules (including GAAP or regulatory requirements with respect thereto));

(w) not (i) make, change or revoke any material Tax election (including any election to change the tax classification of any of the Company or its Subsidiaries for U.S. federal income Tax purposes), (ii) change any annual Tax accounting period, (iii) change any material method of accounting for Tax purposes, (iv) settle or compromise any claim or assessment with any Governmental Authority in respect of any material Taxes or (v) file any amendment to a material Tax Return;

(x) not take any action that would or would reasonably be expected to prevent or materially delay the Closing and the consummation of the Transactions;

(y) except as required by applicable Law, not (i) negotiate, modify, extend, or enter into any Labor Agreement or (ii) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or its Subsidiaries;

(z) not implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would trigger the WARN Act;

(aa) not hire, engage, or, terminate (without cause), furlough, or temporarily layoff any employee or independent contractor with annual base compensation in excess of $200,000;

(bb) not waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;

(cc) not unwind or otherwise modify existing hedges or enter into any derivative transactions except on the terms set forth in Section 5.6(cc) of the Company Disclosure Schedules;

(dd) other than in the ordinary course of business and consistent with past practice, not (i) make any material increase or material decrease in the base compensation of any of its directors, officers and employees, (ii) increase, or promise to increase, the compensation or benefits of any of its current or former directors, officers, individual service providers, or employees, (iii) enter into or adopt any new severance, bonus, or incentive compensation (whether cash or equity-based) plan, agreement, or arrangements with or for the benefit of any current or former employee or individual service provider of any of the Company or its Subsidiaries (other than as required by the terms of any Company Benefit Plan in effect as of the date hereof), (iv) adopt, establish, commence participation in, or enter into any Company Benefit Plan or modify, amend or terminate any Company Benefit Plan in any material respect, in each case, including any benefit or compensation plan, program, policy, agreement or arrangement that would be a Company Benefit Plan if in effect on the date hereof, but except as may be required by the terms of any Company Benefit Plan in effect as of the date hereof or applicable Law, or (v) accelerate the timing, vesting or payment of any compensation or benefit payable to any current or former employee or individual service provider of any of the Company or its Subsidiaries; and

(ee) not enter into an agreement or commitment that would cause the Company or its Subsidiaries to violate any of the foregoing covenants in this Section 5.6.

Requests for approval of any action restricted by this Section 5.6 shall be delivered to either of the following individuals, each of whom shall have full authority to grant or deny such requests for approval on behalf of Parent; provided that such approval shall not be unreasonably withheld, conditioned or delayed:

Matt R. Garrison Email: Matt.Garrison@cdevinc.com	George S. Glyphis Email: George.Glyphis@cdevinc.com

Parent’s approval of any action restricted by this Section 5.6 shall be considered granted within ten (10) days after the Company’s notice to Parent requesting such consent unless Parent notifies the Company to the contrary during that period. Notwithstanding anything to the contrary in this Agreement, in the event of an emergency, the Company (or the Company’s applicable Subsidiary) may take such action as a prudent owner or operator would take and shall notify Parent of such action as promptly as reasonably practicable thereafter. In cases in which neither the Company nor any of its Subsidiaries is the operator of any portion of the Company Assets, to the extent that the actions described in this Section 5.6 may only be taken by (or are the primary responsibility of) the operator of such Company Assets, the provisions of this Section 5.6 shall be construed to require only that the Company use, or cause its Subsidiaries to use, as applicable, commercially reasonable efforts to cause the operator(s) of such Company Assets to take such actions within the constraints of the applicable operating agreements and other applicable agreements.

Section 5.7 Operation of Parent’s Business. Except (i) for the operations set forth on Section 5.7 of the Parent Disclosure Schedules, (ii) as required in the event of an emergency to protect life, property or the environment, (iii) as may be required by Law (including COVID-19 Measures or as may be requested or compelled by any Governmental Authority), (iv) as permitted or otherwise contemplated by this Agreement or any other Transaction Documents, (v) as otherwise required by any Contract entered into on or prior to the Execution Date or (vi) as otherwise approved in writing by the Company, from the Execution Date until the earlier of the Closing Date and termination of this Agreement pursuant to Article VII, Parent shall and shall cause each of its Subsidiaries to:

(a) use commercially reasonable efforts to operate Parent and its Subsidiaries’ businesses and the Parent Assets in the ordinary course in all material respects consistent with past practice and subject to the terms of this Agreement;

(b) not propose, elect to participate in or non-consent to any operation reasonably anticipated by Parent and its Subsidiaries to require future capital expenditures that are, in the aggregate, greater than 125% of the aggregate amount of capital expenditures scheduled to be made in Parent’s capital expenditure budget for the period indicated as Parent’s capital expenditure budget set forth on Section 5.7(b) of the Parent Disclosure Schedules, except for capital expenditures to repair damage resulting from insured casualty events or capital expenditures required on an emergency basis or for the safety of individuals, assets or the environment;

(c) not take any affirmative action to (i) terminate or materially amend any Leases, or (ii) terminate, materially amend, waive, materially modify, or extend any Parent Material Contract or Parent Related Party Contracts or enter into any new contract that would constitute a Parent Material Contract or Parent Related Party Contract if executed prior to the Execution Date; in each case, other than the extension of Leases with primary terms expiring prior to the Closing and the execution or extension of a Contract for the sale, exchange, or marketing of oil, gas and/or other Hydrocarbons in the ordinary course of business and terminable without penalty on 60 days or shorter notice;

(d) maintain all material insurance policies in the amounts and of the types presently in force with respect to the Parent Assets and the operations and activities of Parent and its Subsidiaries to the extent commercially reasonable in Parent and its Subsidiaries’ business judgment in light of prevailing conditions in the insurance market;

(e) use commercially reasonable efforts to maintain the Wells in good repair and normal operating condition in the ordinary course in all material respects consistent with past practices, wear and tear excepted;

(f) maintain the books, accounts and records of Parent and its Subsidiaries in the ordinary course of business consistent with past practice and in compliance with all applicable Laws and contractual obligations;

(g) notify the Company of any emergency affecting Parent and its Subsidiaries’ businesses or any of the Parent Assets as promptly as reasonably practicable;

(h) notify the Company of any Actions filed with any Governmental Authority, or threatened in writing against any of Parent or its Subsidiaries with respect to the Parent Assets, any of Parent or its Subsidiaries, or the Transactions;

(i) use commercially reasonable efforts to maintain all material Permits, approvals, bonds and guaranties required to own and/or operate the Parent Assets, and make all filings that Parent or any of its Subsidiaries is required to make under applicable Law with respect to the Parent Assets;

(j) not transfer, sell, or otherwise dispose of any of the Parent Assets except for (i) sales and dispositions of Hydrocarbons or equipment and materials made in the ordinary course of business consistent with past practice, which in the case of equipment and materials, are replaced with equipment and materials of comparable or better value and utility in connection with the maintenance, repair, and operation of the Parent Assets, (ii) other sales and dispositions of any Parent Assets in the aggregate not exceeding $2,500,000 and (iii) swaps of assets or property in the Delaware Basin, which may include cash consideration of up to $2,5000,000 in the aggregate for all such swap transactions;

(k) not enter into, commence, settle or compromise any litigation affecting Parent Assets or any of Parent or its Subsidiaries, other than settlements or compromises that do not exceed $250,000 individually;

(l) notify the Company of any written notice received by Parent or any of its Subsidiaries of any material violation of any environmental Law relating to the Parent Assets where such violation has not been previously disclosed to the Company or cured or otherwise resolved to the written satisfaction of the relevant Governmental Authority;

(m) not amend or otherwise change the Organizational Documents of any of Parent or its Subsidiaries;

(n) not issue (including by conversion of convertible or exchangeable securities of the Company or any of its Subsidiaries), sell, pledge, transfer, dispose of or otherwise subject to any Encumbrance (other than Permitted Encumbrances) any of the Parent Assets or any equity Interests of Parent or any of its Subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any such equity Interests;

(o) not declare, set aside or pay any dividends on, or make any other distributions (whether in stock or property) in respect of any equity Interests of Parent or any of its Subsidiaries, other than (i) any dividends or distributions between Parent and its Subsidiaries or between Parent’s Subsidiaries or (ii) cash dividends or distributions with respect to the equity Interests of Parent or any of its Subsidiaries consistent with Parent’s past practice;

(p) not reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any Parent Common Stock, or make any other change with respect to Parent’s or its Subsidiaries’ capital structure;

(q) not acquire any corporation, partnership, limited liability company, other business organization or division thereof or any material amount of assets, or enter into any joint venture, strategic alliance, exclusive dealing, noncompetition or similar contract or arrangement that would reasonably be expected to (i) materially adversely affect or materially delay (A) the expiration or termination of the waiting period under the HSR Act or any other consents under Antitrust Laws applicable to the Transactions or (B) the Parties’ ability to obtain all consents of Governmental Authorities necessary for the consummation of the Transactions, or (ii) result in the entry of, or the commencement of litigation seeking the entry of, any Order that would materially delay or prevent the consummation of the Transactions, other than (1) transactions solely between Parent and a wholly owned Subsidiary of Parent (or solely among wholly owned Subsidiaries of Parent), (2) acquisitions as to which the aggregate amount of the consideration paid or transferred by Parent and its Subsidiaries in connection with all such acquisitions would not exceed $1,500,000 or (3) any acquisitions that are in the ordinary course of business and contemplated by Parent’s capital expenditure budget set forth on Section 5.7 of the Parent Disclosure Schedules;

(r) not adopt any plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization;

(s) not incur any Indebtedness or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person, or make any loans or advances, except for (i) any borrowings made under Parent’s or its Subsidiaries’ existing arrangements for Indebtedness that are made in the ordinary course of business consistent with past practice, (ii) Indebtedness incurred by Parent or any of its Subsidiaries that is owed to any wholly owned Subsidiary of Parent or by any Subsidiary of Parent that is owed to Parent or any wholly owned Subsidiary of Parent, (iii) guarantees by Parent or its Subsidiaries of Indebtedness of any wholly owned Subsidiary of Parent and (iv) guarantees by any Subsidiary of Parent of Indebtedness of Parent or any other wholly owned Subsidiary of Parent;

(t) not make, compromise or forgive any loans, advances, or capital contributions to any other Person, other than as between Parent or its Subsidiaries or employees of Parent or its Subsidiaries in the ordinary course of business;

(u) not sell, assign, license, transfer, abandon or permit to lapse any Intellectual Property Rights owned by any of Parent or its Subsidiaries, other than non-exclusive licenses of Intellectual Property Rights granted by any of Parent or its Subsidiaries to customers in the ordinary course of business;

(v) not make any change in any method of accounting or accounting practice or policy, except as required by GAAP or applicable Laws (or as required to conform to any changes in statutory or regulatory accounting rules (including GAAP or regulatory requirements with respect thereto));

(w) not (i) make, change or revoke any material Tax election (including any election to change the tax classification of any of Parent or its Subsidiaries for U.S. federal income Tax purposes), (ii) change any annual Tax accounting period, (iii) change any material method of accounting for Tax purposes, (iv) settle or compromise any claim or assessment with any Governmental Authority in respect of any material Taxes or (v) file any amendment to a material Tax Return;

(x) not take any action that would or would reasonably be expected to prevent or materially delay the Closing and the consummation of the Transactions;

(y) except as required by applicable Law, not (i) negotiate, modify, extend, or enter into any Labor Agreement or (ii) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of Parent or its Subsidiaries;

(z) not implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would trigger the WARN Act;

(aa) not hire, engage, or, terminate (without cause), furlough, or temporarily layoff any employee or independent contractor with annual base compensation in excess of $200,000;

(bb) not waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;

(cc) not unwind or otherwise modify existing hedges or enter into any derivative transactions except on the terms set forth in Section 5.7(cc) of the Parent Disclosure Schedules;

(dd) other than in the ordinary course of business and consistent with past practice, not (i) make any material increase or material decrease in the base compensation of any of its directors, officers and employees, (ii) increase, or promise to increase, the compensation or benefits of any of its current or former directors, officers, individual service providers, or employees, (iii) enter into or adopt any new severance, bonus, or incentive compensation (whether cash or equity-based) plan, agreement, or arrangements with or for the benefit of any current or former employee or individual service provider of any of Parent or its Subsidiaries (other than as required by the terms of any Parent Benefit Plan in effect as of the date hereof), (iv) adopt, establish, commence participation in, or enter into any Parent Benefit Plan or modify, amend or terminate any Parent Benefit Plan in any material respect, in each case, including any benefit or compensation plan, program, policy, agreement or arrangement that would be a Parent Benefit Plan if in effect on the date hereof, but except as may be required by the terms of any Parent Benefit Plan in effect as of the date hereof or applicable Law, or (v) except as set forth in Section 5.7(dd) of the Parent Disclosure Schedules, accelerate the timing, vesting or payment of any compensation or benefit payable to any current or former employee or individual service provider of any of Parent or its Subsidiaries; and

(ee) not enter into an agreement or commitment that would cause Parent or its Subsidiaries to violate any of the foregoing covenants in this Section 5.7.

Requests for approval of any action restricted by this Section 5.7 shall be delivered to either of the following individuals, each of whom shall have full authority to grant or deny such requests for approval on behalf of the Company; provided that such approval shall not be unreasonably withheld, conditioned or delayed:

John Bell Email: JBell@colgateenergy.com	Robert Shannon Email: RShannon@colgateenergy.com

The Company’s approval of any action restricted by this Section 5.7 shall be considered granted within ten (10) days after Parent’s notice to the Company requesting such consent unless the Company notifies Parent to the contrary during that period. Notwithstanding anything to the contrary in this Agreement, in the event of an emergency, Parent (or Parent’s applicable Subsidiary) may take such action as a prudent owner or operator would take and shall notify the Company of such action as promptly as reasonably practicable thereafter. In cases in which neither Parent nor any of its Subsidiaries is the operator of any portion of the Parent Assets, to the extent that the actions described in this Section 5.7 may only be taken by (or are the primary responsibility of) the operator of such Parent Assets, the provisions of this Section 5.7 shall be construed to require only that Parent use, or cause its Subsidiaries to use, as applicable, commercially reasonable efforts to cause the operator(s) of such Parent Assets to take such actions within the constraints of the applicable operating agreements and other applicable agreements.

Section 5.8 Further Assurances. After Closing, the Parties agree to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other Party for carrying out the purposes of this Agreement or any other Transaction Document.

Section 5.9 Company Exclusivity.

(a) Except to the extent expressly permitted, without Parent’s prior written consent, the Company and Company Unitholder each agree that between the date of this Agreement and the earlier of the Closing and the termination of this Agreement, the Company and the Company Unitholder shall not, and the Company and the Company Unitholder shall cause their respective Affiliates and Representatives not to, directly or indirectly: (i) solicit, initiate, discuss, pursue, participate in, facilitate, consider, encourage or accept any other proposals or offers from any Person (A) relating to any direct or indirect acquisition or purchase of all or any portion of the Company Group Interests or any Company Assets (other than sales and dispositions of Hydrocarbons made in the ordinary course of business consistent with past practice) or the issuance, sale or transfer to, or investment by, another Person in any newly issued or currently outstanding equity Interests in the Company or any of its Subsidiaries (including any initial public offering of such equity Interests) (a “Company Competing Transaction”), (B) to enter into any merger, joint venture, consolidation or other business combination relating, directly or indirectly, to the Company or any of its Subsidiaries, or (C) to enter into a recapitalization, reorganization or any other extraordinary business transaction involving or otherwise relating to the Company or any of its Subsidiaries, or (ii) participate in any discussions, conversations, negotiations or other communications regarding, or furnish to any other Person any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other Person to seek to do any of the foregoing.

(b) The Company and the Company Unitholder shall, and the Company and the Company Unitholder shall cause each of its respective Subsidiaries and its and their Representatives to, (i) immediately cease and cause to be terminated all existing discussions and negotiations with any Person conducted heretofore with respect to any Company Competing Transaction or potential Company Competing Transaction and immediately terminate all physical and electronic data room access previously granted to any such Person, (ii) request the prompt return or destruction of all confidential information previously furnished with respect to any Company Competing Transaction or potential Company Competing Transaction, and (iii) not terminate, waive, amend, release or modify any provision of any confidentiality or standstill agreement to which it or any of its Affiliates or Representatives is a party with respect to any Company Competing Transaction or potential Company Competing Transaction. The Company shall not, and shall cause its Subsidiaries not to, release any Person from, or waive any provision of, any confidentiality or standstill agreement to which the Company or any of its Affiliates is a party, without the prior written consent of Parent.

Section 5.10 Termination of Certain Company Related Party Contracts. Immediately prior to the Closing, each Company Related Party Contract shall be terminated and be of no further force or effect and all obligations thereunder shall be fully satisfied and extinguished, notwithstanding any terms thereof to the contrary.

Section 5.11 Proxy Statement; Parent Stockholders’ Meeting; Parent Recommendation.

(a) As soon as practicable following the execution of this Agreement, Parent shall prepare and file with the SEC a proxy statement in preliminary form, which shall contain the Parent Recommendation (unless a Parent Recommendation Change occurs in accordance with the terms of this Agreement) and comply with applicable Laws (the “Proxy Statement”). Parent shall use commercially reasonable efforts to mail the Proxy Statement to the Parent Stockholders as promptly as practicable after the SEC confirms that it has no further comments on the Proxy Statement. The Company shall furnish all information concerning the Company as may be reasonably requested by Parent in connection with the preparation, filing and distribution of the Proxy Statement. No filing of, or amendment or supplement to, or correspondence to the SEC or its staff with respect to the Proxy Statement will be made by Parent without providing the Company a reasonable opportunity to review and comment thereon. Parent shall advise the Company promptly after it receives notice thereof, of any request by the SEC for the amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, is discovered by Parent or the Company which should be set forth in an amendment or supplement to the Proxy Statement so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC, after the other Party has had a reasonable opportunity to review and comment thereon, and, to the extent required by applicable Law, disseminated to the Parent Stockholders.

(b) The Company shall provide Parent, as promptly as reasonably practicable after the date hereof, any audited or unaudited consolidated balance sheets and the related audited or unaudited consolidated income statements, statements of cash flows and members’ equity of the Company as of and for a year-to-date period ended as of the end of any other different fiscal quarter (and as of and for the same period from the previous fiscal year) or fiscal year, as applicable that is required to be included in the Proxy Statement. The Company shall be available, and the Company shall use reasonable best efforts to make its officers, managers, representatives and employees available to, in each case, during normal business hours and upon reasonable advanced notice, to Parent and its counsel in connection with (A) the drafting of the Proxy Statement and (B) responding in a timely manner to comments on the Proxy Statement from the SEC. Without limiting the generality of the foregoing, the Company shall cooperate with Parent in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC).

(c) Parent shall take all action necessary in accordance with applicable Laws and the Organizational Documents of Parent to duly give notice of, convene and hold a meeting of the Parent Stockholders to consider and vote upon the Proposals (the “Parent Stockholders’ Meeting”) as promptly as practicable following the filing of the Proxy Statement in definitive form with the SEC. Subject to Section 5.12(b) and Section 5.12(c), Parent will, through the Parent Board, recommend the Proposals to the Parent Stockholders (the “Parent Recommendation”), include the Parent Recommendation in the Proxy Statement and will use commercially reasonable efforts to solicit from the Parent Stockholders proxies in favor of the Proposals. Without limiting the generality of the foregoing, Parent agrees that (i) its obligations pursuant to the first sentence of Section 5.11(a) shall not be affected by (A) the commencement, public proposal, public disclosure or communication to Parent of any Parent Acquisition Proposal or (B) any Parent Recommendation Change and (ii) no Parent Acquisition Proposal shall be presented to the Parent Stockholders for approval at the Parent Stockholders’ Meeting or any other meeting of the Parent Stockholders; provided that nothing set forth in this Section 5.11 shall prohibit Parent or the Parent Board from disclosing to the Parent Stockholders the existence of, or any terms or provisions of, any Parent Acquisition Proposal or any of the modifications thereto. Notwithstanding anything to the contrary contained in this Agreement, Parent (i) shall be required to adjourn or postpone the Parent Stockholders’ Meeting (A) to the extent necessary to ensure that any legally required supplement or amendment to the Proxy Statement is provided to the Parent Stockholders or (B) if, as of the time for which the Parent Stockholders’ Meeting is scheduled, there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such Parent Stockholders’ Meeting and (ii) may adjourn or postpone the Parent Stockholders’ Meeting if, as of the time for which the Parent Stockholders’ Meeting is scheduled, there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to obtain the Parent Stockholder Approval; provided, however, that, in each case, the Parent Stockholders’ Meeting shall not be adjourned or postponed to a date on or after two (2) Business Days prior to the Outside Date.

Section 5.12 Parent Non-Solicitation.

(a) Parent agrees that, except as expressly contemplated by this Agreement, neither it nor any of its Subsidiaries shall, and Parent shall instruct, and use its reasonable best efforts, and shall cause each of its Subsidiaries to instruct, and use their respective reasonable best efforts to, cause their respective Representatives, not to (i) directly or indirectly initiate or solicit, or encourage or facilitate (including by way of furnishing any information relating to Parent or any of its Subsidiaries) any inquiries or the making or submission of any proposal that constitutes, or would reasonably be expected to lead to, a Parent Acquisition Proposal, (ii) other than clarifying terms of the Parent Acquisition Proposal in accordance with the penultimate sentence of this Section 5.12(a), participate or engage in discussions or negotiations with, or disclose any information or data relating to Parent or any of its Subsidiaries or afford access to the properties, books or records of Parent or any of its Subsidiaries to any Person that has made a Parent Acquisition Proposal or to any Person in contemplation of making a Parent Acquisition Proposal, or (iii) accept a Parent Acquisition Proposal or enter into any agreement, including any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement, arrangement or understanding, (A) constituting or related to, or that is intended to or would reasonably be expected to lead to, any Parent Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted pursuant to this Section 5.12) or (B) requiring, intending to cause, or which could reasonably be expected to cause Parent to abandon, terminate or fail to consummate the Merger or any other Transaction (each, an “Parent Acquisition Agreement”). Any violation of the foregoing restrictions by the Subsidiaries of Parent or by any officer or director of Parent or any of the Subsidiaries of Parent shall be deemed to be a breach of this Agreement by Parent. Notwithstanding anything to the contrary in this Agreement, prior to obtaining the Parent Stockholder Approval, Parent and the Parent Board may take any actions described in clause (ii) in the first sentence of this Section 5.12(a) with respect to a third party if (w) after the date of this Agreement, Parent receives a written Parent Acquisition Proposal from such third party (and such Parent Acquisition Proposal was not initiated, solicited, encouraged or facilitated by Parent or any of its Subsidiaries or any of their respective Representatives), (x) Parent provides the Company the notice required by Section 5.12(d) with respect to such Parent Acquisition Proposal, (y) the Parent Board determines in good faith (after consultation with Parent’s financial advisors and outside legal counsel) that such proposal constitutes or could reasonably be expected to lead to a Superior Proposal with respect to Parent, and (z) the Parent Board determines in good faith (after consultation with Parent’s outside legal counsel) that the failure to participate in such discussions or negotiations or to disclose such information or data to such third party would be inconsistent with its fiduciary duties; provided that Parent shall not deliver any information to such third party without first entering into an Acceptable Confidentiality Agreement with such third party. Notwithstanding the limitations set forth in this Section 5.12(a) and subject to compliance with Parent’s obligations contained in Section 5.12(d), if Parent receives, following the date hereof and prior to the Parent Stockholders’ Meeting, an unsolicited bona fide written Parent Acquisition Proposal that did not result from a knowing and intentional breach of this Section 5.12, Parent and its Representatives may contact the Person or any of such Person’s Representatives who has made such Parent Acquisition Proposal solely to (i) clarify the terms of such Parent Acquisition Proposal so that Parent may inform itself about such Parent Acquisition Proposal and (ii) inform a third party or its Representatives of the restrictions imposed by the provisions of this Section 5.12 (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted hereunder). Nothing contained in this Section 5.12 shall prohibit Parent or the Parent Board from taking and disclosing to the Parent Stockholders a position with respect to a Parent Acquisition Proposal pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or from making any similar disclosure, in either case to the extent required by applicable Law.

(b) (i) Neither the Parent Board nor any committee thereof shall directly or indirectly (A) withhold or withdraw (or amend, modify or qualify in a manner adverse to the Company), or publicly propose or announce any intention to withhold or withdraw (or amend, modify or qualify in a manner adverse to the Company), the Parent Recommendation or (B) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any Parent Acquisition Proposal (any action described in this clause (i) being referred to as an “Parent Recommendation Change”) nor (ii) shall Parent or any of its Subsidiaries execute or enter into a Parent Acquisition Agreement. Notwithstanding the foregoing, at any time prior to obtaining the Parent Stockholder Approval, and subject to Parent’s compliance in all material respects at all times with the provisions of this Section 5.12 and Section 5.11, in response to a Superior Proposal that was not initiated, solicited, encouraged or facilitated by Parent or any of Parent’s Subsidiaries or any of their respective Representatives, the Parent Board may make a Parent Recommendation Change; provided, however, that Parent shall not be entitled to exercise its right to make a Parent Recommendation Change in response to a Superior Proposal (x) until three (3) Business Days after Parent provides written notice to the Company (a “Parent Notice”) advising the Company that the Parent Board or a committee thereof has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal, and identifying the Person or group making such Superior Proposal, (y) if during such three (3) Business Day period, the Company proposes any alternative transaction (including any modifications to the terms of this Agreement), unless the Parent Board determines in good faith (after consultation with Parent’s financial advisors and outside legal counsel, and taking into account all financial, legal, and regulatory terms and conditions of such alternative transaction proposal, including any conditions to and expected timing of consummation, and any risks of non-consummation of such alternative transaction proposal) that such alternative transaction proposal is not at least as favorable to Parent and the Parent Stockholders as the Superior Proposal (it being understood that any change in the financial or other material terms of a Superior Proposal shall require a new Parent Notice and a new two (2) Business Day period under this Section 5.12(b)) and (z) unless the Parent Board, after consultation with outside legal counsel, determines that the failure to make a Parent Recommendation Change would be inconsistent with its fiduciary duties.

(c) Notwithstanding the first sentence of Section 5.12(b), at any time prior to obtaining the Parent Stockholder Approval, and subject to Parent’s compliance in all material respects at all times with the provisions of this Section 5.12 and Section 5.11, the Parent Board may make a Parent Recommendation Change described in clause (A) of the definition thereof in response to a Parent Intervening Event if the Parent Board (i) determines in good faith, after consultation with Parent’s outside legal counsel and any other advisor it chooses to consult, that the failure to make such Parent Recommendation Change would be inconsistent with its fiduciary duties, (ii) determines in good faith that the reasons for making such Parent Recommendation Change are independent of any Parent Acquisition Proposal (whether pending, potential or otherwise) and (iii) provides written notice to the Company (an “Parent Notice of Change”) advising the Company that the Parent Board is contemplating making a Parent Recommendation Change and specifying the material facts and information constituting the basis for such contemplated determination; provided, however, that (x) the Parent Board may not make such a Parent Recommendation Change until the third Business Day after receipt by the Company of the Parent Notice of Change and (y) during such three (3) Business Day period, at the request of the Company, Parent shall negotiate in good faith with respect to any changes or modifications to this Agreement that would allow the Parent Board not to make such Parent Recommendation Change consistent with its fiduciary duties.

(d) In addition to the obligations of Parent set forth in the foregoing Section 5.12(a) through Section 5.12(c) of this Section 5.12, as promptly as practicable (and in any event within forty-eight (48) hours) after receipt thereof, Parent shall advise the Company in writing of any request for information or any Parent Acquisition Proposal received from any Person, or any inquiry, discussions or negotiations with respect to any Parent Acquisition Proposal, and the terms and conditions of such request, Parent Acquisition Proposal, inquiry, discussions or negotiations, and Parent shall promptly provide to the Company copies of any written materials received by Parent in connection with any of the foregoing, and the identity of the Person or group making any such request, Parent Acquisition Proposal or inquiry or with whom any discussions or negotiations are taking place. Parent agrees that it shall simultaneously provide to the Company any information concerning itself or its Subsidiaries provided to any other Person or group in connection with any Parent Acquisition Proposal that was not previously provided to the Company. Parent shall keep the Company reasonably informed of the status of any Parent Acquisition Proposals (including the identity of the parties and price involved and any changes to any material terms and conditions thereof). Parent agrees not to release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which it is a party; provided, however, that prior to, but not after, obtaining the Parent Stockholder Approval if, in response to an unsolicited request from a third party to waive any “standstill” or similar provision, the Parent Board determines in good faith after consultation with Parent’s outside legal counsel that the failure to take such action would be inconsistent with its fiduciary duties, Parent shall be permitted to waive, without the Company’s prior written consent, such standstill or similar provision solely to the extent necessary to permit such third party to make an Parent Acquisition Proposal to Parent, on a confidential basis, provided, however, that Parent shall advise the Company in writing at least two (2) calendar days prior to taking such action.

(e) Immediately after the execution and delivery of this Agreement, Parent will, and will cause its Subsidiaries and their respective Representatives to, cease and terminate any existing activities, discussions or negotiations with any parties conducted heretofore relating to any possible Parent Acquisition Proposal. Parent agrees that it shall take the necessary steps to promptly inform its Representatives involved in the transactions contemplated by this Agreement of the obligations undertaken in this Section 5.12.

Section 5.13 Certain Exchange Matters. Parent shall use its reasonable best efforts to cause the shares of Parent Class A Common Stock (including shares of Parent Class A Common Stock issuable upon exchange of the Surviving Company Units in accordance with the A&R LLC Agreement) to be approved for listing on the Exchange, subject to official notice of issuance, prior to the Closing.

Section 5.14 Governance Matters.

(a) Name and Ticker. Parent’s name shall be changed to a name determined by mutual agreement of Parent and the Company. The Parent Class A Common Stock shall be traded publicly on the Exchange under a ticker symbol to be determined by mutual agreement of Parent and the Company.

(b) Headquarters. Immediately following the Effective Time, Parent shall have its registered office and global headquarters located in Midland, Texas.

(c) Board of Directors. Prior to the Effective Time, Parent shall take all actions necessary (including by securing and causing to be delivered to Parent (with evidence thereof provided to the Company) the resignations of then-serving directors of Parent’s board of directors) to cause, as of the Effective Time: (i) the number of directors constituting the full board of directors of Parent to be eleven (11); (ii) the board of directors of Parent to be composed of, in addition to the Executive Chairman in accordance with Section 5.14(d): (A) the individual set forth on Section 5.14(c) of the Parent Disclosure Schedules and three independent directors (as determined in accordance with the requirements of the Exchange), as designated by Parent prior to the Effective Time; (B) the three individuals set forth on Section 5.14(c) of the Company Disclosure Schedules and two independent directors (as determined in accordance with the requirements of the Exchange), as designated by the Company prior to the Effective Time; and (C) one independent director (as determined in accordance with the requirements of the Exchange), as mutually agreed by Parent and the Company prior to the Effective Time.

(d) Executive Chairman. Prior to the Effective Time, the Parties shall take all actions necessary to cause the individual set forth on Section 5.14(d) of the Company Disclosure Schedules to be the Executive Chairman of the Parent Board on and after the Effective Time and through the period set forth on Section 5.14(d) of the Company Disclosure Schedules.

(e) Management. Prior to the Effective Time, Parent shall take all actions necessary to cause the individuals set forth on Section 5.14(e)(i) of the Company Disclosure Schedules to be the Co-Chief Executive Officers of Parent, the individual set forth on Section 5.14(e)(ii) of the Company Disclosure Schedules to be the Chief Financial Officer of Parent and the individual set forth on Section 5.14(e)(iii) of the Company Disclosure Schedules to be the Chief Operating Officer of the Parent, in each case, on and after the Effective Time. Parent and the Company shall cooperate to mutually agree on the other members of the management team of Parent prior to the Closing.

(f) Other Governance Matters. Parent and the Company shall use commercially reasonable efforts to comply with the obligations set forth on Section 5.14(f) of the Company Disclosure Schedules.

Section 5.15 Employee Matters.

(a) The Parties agree to provide (i) the employees of the Company and its Subsidiaries as of the Effective Time who continue their employment with Parent and its Subsidiaries and (ii) the employees of Parent and its Subsidiaries as of the Effective Time who continue their employment with Parent and its Subsidiaries, in each case, immediately following the Closing (such employees referenced in (i) and (ii), collectively, the “Continuing Employees”), in each case, who experience a qualifying termination of employment by the Company and its Subsidiaries or Parent or its Affiliates, as applicable, with severance payments and benefits on the terms set forth in Section 5.15(a) of the Company Disclosure Schedules. Nothing herein shall be deemed to be a guarantee of employment for any Continuing Employee, or other than as provided in any applicable employment agreement or other Contract, to restrict the right of Parent or any of its Affiliates to terminate the employment of any such employee.

(b) For purposes of eligibility to participate, vesting and calculation of vacation or severance benefit entitlements (but not for purposes of defined benefit pension accrual or post-employment retiree welfare benefits) with respect to the employee benefit plans, programs, arrangements, policies and practices maintained by Parent or its Affiliates providing benefits to any Continuing Employee, each Continuing Employee’s years of service with the Company, any of its Subsidiaries or any of their respective Affiliates (or any predecessor employer of an employee of the Company, any of its Subsidiaries or their respective Affiliates, to the extent service with such predecessor employer is recognized by the Company, its Subsidiaries or their Affiliates as of the date of this Agreement) prior to the Closing shall be treated as service with Parent or its Affiliates; provided, however, that such service need not be recognized to the extent (i) that such recognition would result in any duplication of benefits for the same period of service or (ii) that such service is not recognized by the Company, its Subsidiaries or their respective Affiliates, as applicable, under any applicable Company Benefit Plan in which the Continuing Employee was eligible to participate prior to the Closing.

(c) No provision in this Section 5.15(c) or otherwise in this Agreement, whether express or implied, will (i) create any Third Party beneficiary or other rights in any employee or former employee of Parent, the Company or any of their respective Affiliates (including any beneficiary or dependent thereof) or any other Person; (ii) create any rights to continued employment with Parent, the Company or any of their respective Affiliates, or in any way limit the ability of the Company, its Subsidiaries, Parent or any of their respective Affiliates to terminate the employment of any individual at any time and for any reason; (iii) constitute or be deemed to constitute an amendment to any employee benefit plan, program, policy, agreement or arrangement sponsored or maintained by the Parent, the Company and its Subsidiaries or any of their respective Affiliates; or (iv) limit the right of Parent or its Affiliates to amend, terminate or otherwise modify any Company Benefit Plan following the Closing Date.

(d) If requested by Parent in writing no later than five (5) Business Days prior to the Closing Date, the Company shall terminate any Company Benefit Plans intended to qualify under Section 401(k) of the Code (each, the “Company 401(k) Plan”) and vest all participant accounts in a Company 401(k) Plan as may be required by applicable Law effective not later than the day immediately preceding the Closing Date and the Company shall provide Parent with evidence that such 401(k) plan(s) have been terminated pursuant to resolutions of the board of directors (or managers) of the Company (or its applicable Subsidiary) (the form and substance of which shall be subject to advance review and approval by Parent, which approval shall not be unreasonably withheld, conditioned or delayed) not later than the day immediately preceding the Closing. Effective as of the date the Company 401(k) Plan is terminated (the “Transition Date”), Parent shall have, or shall cause its Affiliates to have, in effect a defined contribution plan that is qualified under Section 401(a) of the Code and that includes a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code “Parent 401(k) Plan”. If Parent requests termination of the Company 401(k) Plan under this Section 5.15(c), each Continuing Employee participating in the Company 401(k) Plan immediately prior to the Transition Date shall be eligible to become a participant in the corresponding Parent 401(k) Plan as of the Transition Date. Subject to applicable Laws, Parent shall cause the Parent 401(k) Plan to provide for and accept “eligible rollover distributions” in cash or notes corresponding to loans, by each Continuing Employee from the Company 401(k) Plan.

Section 5.16 Form S-3. Prior to the Closing, Parent shall use its commercially reasonable efforts to not take any action, or fail to take any action, which action or failure would reasonably be expected to cause Parent to be ineligible to file a registration statement on Form S-3 promulgated under the Securities Act (or any successor form). Parent shall use commercially reasonable efforts to cause any registration statement to be filed with the SEC pursuant to the Registration Rights Agreement to be declared effective within 30 days after the Closing Date.

Section 5.17 Officers; Managers.

(a) Parent shall not, and shall cause each of the Surviving Company and its Subsidiaries not to, amend, repeal or otherwise modify the Organizational Documents of Parent or the Surviving Company and its Subsidiaries or manage Parent or the Surviving Company and its Subsidiaries in any manner that would adversely affect the rights thereunder of individuals who at and at any time prior to the Closing served as a director, officer, manager, employee, agent, trustee, partnership representative or fiduciary of the Company or any of its Subsidiaries or who, at the request of the Company or any of its Subsidiaries, served as a director, officer, manager, member, employee, agent, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, with such Person’s heirs, executors or administrators, the “D&O Indemnified Parties”). Parent acknowledges that (i) each D&O Indemnified Party is entitled to indemnification, expense reimbursement and exculpation to the extent provided in the Organizational Documents of the Company and its Subsidiaries in effect as of the Execution Date (“D&O Provisions”), (ii) such D&O Provisions are rights of contract and (iii) no amendment or modification to any such D&O Provisions shall affect in any manner the D&O Indemnified Parties’ rights, or the obligations of the Company and its Subsidiaries, as applicable, with respect to claims arising from facts or events that occurred on or before the Closing. If Parent or the Surviving Company or any of its Subsidiaries or any of their respective successor or assigns (i) consolidates with or merges into another Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its assets to any Person, then, and in each case, to the extent not assumed by operation of law, Parent shall use commercially reasonable efforts to make proper provision so that the successors and assigns of Parent or the Surviving Company or any of its Subsidiaries, as the case may be, shall assume the obligations set forth in this Section 5.17(a).

(b) At or prior to the Closing Date, the Company shall purchase and Parent shall maintain in effect for a period of six (6) years thereafter, (i) a tail policy to the current policy of directors’ and officers’ liability insurance maintained by the Company or its Affiliates for the benefit of the Company and its Subsidiaries, as applicable, which tail policy shall be effective for a period from the Closing through and including the date six (6) years after the Closing Date with respect to claims arising from facts or events that occurred on or before the Closing, and which tail policy shall contain substantially the same coverage and amounts as, and contain terms and conditions no less advantageous than, in the aggregate, the coverage currently provided by the Company’s current policy and (ii) “run-off” coverage as provided by the Company’s fiduciary and employee benefit policies, in each case, covering those Persons who are covered prior to the Closing Date by such policies and with terms, conditions, retentions and limits of liability that are no less advantageous than the coverage provided under the Company’s existing policies (collectively, the “Tail Policy”); provided, however, that the Company shall not pay, in the aggregate, in excess of three hundred percent (300%) of the last annual premium paid by the Company or its Affiliates prior to the date of this Agreement in respect of the coverage contemplated by the Tail Policy.

(c) The provisions of this Section 5.17 shall survive the Closing and each D&O Indemnified Party is expressly intended as a Third Party beneficiary of this Section 5.17.

Section 5.18 Takeover Laws. None of the Company, Parent or Merger Sub will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Laws, and each of them will take all reasonable steps within its control to exempt (or ensure the continued exemption of) the Transaction from the Takeover Laws of any state that purport to apply to this Agreement, the Voting Agreement or the Transactions.

Section 5.19 Shareholder Litigation. Parent shall give the Company a reasonable opportunity to participate in the defense or settlement of any shareholder litigation against Parent or its directors or officers related to the Merger or the Transactions, and no such settlement shall be agreed to without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Without limiting in any way the Parties’ obligations under Section 5.2, each of the Company and Parent shall cooperate, shall cause their respective Subsidiaries, as applicable, to cooperate and shall use its reasonable best efforts to cause its Representatives to cooperate in the defense of such litigation.

Article VI

Conditions to Closing

Section 6.1 Conditions to the Obligations of Each Party. The obligations of each Party to consummate the Transactions are subject to the satisfaction (or waiver by each Party in writing) on or prior to Closing of each of the following conditions precedent:

(a) No Orders or Illegality. No Governmental Authority of competent jurisdiction shall have enacted, issued or promulgated, any Order or Law (whether temporary, preliminary or permanent) after the date hereof that is in effect and has the effect of making the Transactions illegal or otherwise prohibiting consummation of the Transactions.

(b) HSR Act. The waiting period, if any, of the HSR Act shall have expired or been terminated, and no agreement shall be in effect between the Company, Parent or any of their respective Subsidiaries, on the one hand, and the DOJ or FTC, on the other hand, not to consummate the Transactions.

(c) Parent Stockholder Approval. The Parent Stockholder Approval shall have been obtained.

(d) Exchange Listing Approval. The shares of Parent Class A Common Stock (including shares of Parent Class A Common Stock issuable upon exchange of the Surviving Company Units in accordance with the A&R LLC Agreement) shall have been approved for listing on the Exchange subject to official notice of issuance.

Section 6.2 The Company’s Conditions to Closing. The obligations of the Company to consummate the Transactions are subject to the satisfaction (or waiver by the Company in writing) on or prior to Closing of each of the following conditions precedent:

(a) Representations. The (i) Parent Fundamental Representations shall be true and correct in all respects, except for any de minimis inaccuracies, as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties that refer to a specified date which need only be true and correct on and as of such specified date), (ii) representations and warranties of Parent and Merger Sub set forth in Section 4.29(a)(iii) shall be true and correct all respects as of the Closing Date as though made on and as of the Closing Date and (iii) representations and warranties of Parent and Merger Sub set forth in Article IV (other than the Parent Fundamental Representations and representations and warranties set forth in Section 4.29(a)(iii)) shall be true and correct (without giving effect to any materiality or Parent Material Adverse Effect qualifiers contained therein) as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties that refer to a specified date which need only be true and correct on and as of such specified date), except for breaches, if any, of such representations and warranties as would not individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) Performance. Each of Parent and Merger Sub shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by such Party under this Agreement prior to or on the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate duly executed by an authorized officer of Parent, dated as of the Closing Date, certifying on behalf of Parent that the conditions set forth in Section 6.2(a) and Section 6.2(b) have been fulfilled.

(d) Ancillary Agreements. Parent shall have delivered to the Company executed counterparts to all of the Ancillary Agreements to which Parent is party.

Section 6.3 Parent and Merger Sub’s Conditions to Closing. The obligations of Parent and Merger Sub to consummate the Transactions are subject to the satisfaction (or waiver by Parent in writing) on or prior to Closing of each of the following conditions precedent:

(a) Representations. The (i) Company Fundamental Representations shall be true and correct in all respects, except for any de minimis inaccuracies, as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties that refer to a specified date which need only be true and correct on and as of such specified date), and (ii) representations and warranties of the Company set forth in Section 3.28(a)(iii) shall be true and correct all respects as of the Closing Date as though made on and as of the Closing Date and (iii) representations and warranties of the Company set forth in Article III (other than the Company Fundamental Representations and the representations and warranties set forth in Section 3.28(a)(iii)) shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifiers contained therein) as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties that refer to a specified date which need only be true and correct on and as of such specified date), except for breaches, if any, of such representations and warranties as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) Performance. Each of the Company and, solely with respect to the Specified Provisions, the Company Unitholder shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by such Party under this Agreement prior to or on the Closing.

(c) Officer’s Certificate. Parent shall have received a certificate duly executed by an authorized officer of the Company, dated as of the Closing Date, certifying on behalf of the Company that the conditions set forth in Section 6.3(a) and Section 6.3(b) have been fulfilled.

(d) Ancillary Agreements. The Company shall have delivered to Parent executed counterparts to all of the Ancillary Agreements to which the Company, the Company Unitholder or any Company Designee is party.

(e) Internal Revenue Service Form W-9. The Company Unitholder shall have delivered to Parent a properly executed Internal Revenue Service Form W-9.

Section 6.4 Frustration of Conditions to Closing; Waiver of Conditions to Closing. No Party may rely on the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3 to be satisfied if such failure was caused by the failure of such Party to perform any of its obligations under this Agreement, act in good faith or to use reasonable best efforts to cause the closing conditions of each such other Party to be satisfied, including as required by Section 5.2. Upon the occurrence of the Closing, any condition set forth in Section 6.1, Section 6.2 or Section 6.3 that was not satisfied as of the Closing shall be deemed to have been waived as of and from the Closing.

Article VII

Termination

Section 7.1 Termination. This Agreement may be terminated at any time prior to Closing:

(a) by the mutual prior written consent of the Company and Parent;

(b) by either the Company or Parent, by written notice to the other Party, if:

(i) the Closing shall not have occurred on or before February 19, 2023 (the “Outside Date”); provided that if the conditions to Closing set forth in Section 6.1(a) or Section 6.1(b), with respect to the HSR Act or any Antitrust Law, have not been satisfied or waived on or prior to the Outside Date but all other conditions to Closing set forth in Article VI have been satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing), the Outside Date shall automatically be extended to May 19, 2023 and, such date, as so extended, shall be the “Outside Date” for all purposes under this Agreement; provided, however, that the right to terminate this Agreement under this Section 7.1(b)(i) shall not be available to any Party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure of the Closing to have occurred on or prior to the Outside Date; provided, further, that no Party shall have the right to terminate this Agreement pursuant to this Section 7.1(b)(i) if the other Party is pursuing specific performance of, or other equitable remedies with respect to the other Party’s obligations under this Agreement;

(ii) any Governmental Authority of competent jurisdiction enacts, issues or promulgates, any Order or Law (whether temporary, preliminary or permanent) after the Execution Date that is in effect and has the effect of making the Transactions illegal or otherwise prohibiting consummation of the Transactions; or

(iii) the required Parent Stockholder Approval shall not have been obtained at the Parent Stockholders’ Meeting (or at any adjournment thereof); provided, however, that the right to terminate this Agreement under this Section 7.1(b)(iii) shall not be available to Parent where the failure to obtain the required Parent Stockholder Approval shall have been caused by the action or failure to act of Parent and such action or failure to act constitutes a material breach by Parent of this Agreement.

(c) by the Company, by written notice to Parent, if:

(i) Either of Parent or Merger Sub breaches any of its representations or warranties contained in this Agreement or breaches or fails to perform any of its covenants contained in this Agreement, which breach or failure to perform (A) would render a condition precedent to the Company’s obligations to consummate the Transactions set forth in Section 6.2(a) or Section 6.2(b) not capable of being satisfied and (B) after the giving of written notice of such breach or failure to perform to Parent by the Company, cannot be cured or has not been cured by the earlier of the Outside Date and thirty (30) calendar days after the delivery of such notice; provided, however, that the right to terminate this Agreement under this Section 7.1(c)(i) shall not be available to the Company if the Company is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform would render a condition precedent to Parent and Merger Sub’s obligations to consummate the Transactions set forth in Section 6.3(a) or Section 6.3(b) not capable of being satisfied;

(ii) at any time prior to the receipt of the Parent Stockholder Approval, if the Parent Board or any committee thereof (A) shall make a Parent Recommendation Change, (B) shall not include the Parent Recommendation in the Proxy Statement or (C) shall resolve, agree to, publicly propose to or allow Parent to publicly propose to take any of the actions in the foregoing clauses (A) and (B);

(iii) since the date of this Agreement, there has been any change, event, development, circumstance, condition, occurrence or effect or combination of the foregoing that has resulted in, or would reasonably be expected to result in, a Parent Material Adverse Effect; or

(iv) at any time prior to the receipt of the Parent Stockholder Approval, if Parent materially breaches Section 5.12, other than in the case where (A) such material breach is a result of an isolated action by a Person that is a Representative of Parent, (B) Parent uses reasonable best efforts to remedy such material breach and (C) the Company is not significantly harmed as a result thereof.

(d) by Parent, by written notice to the Company, if:

(i) the Company breaches any of its representations or warranties contained in this Agreement or the Company or the Company Unitholder breaches or fails to perform any of its covenants contained in this Agreement, which breach or failure to perform (A) would render a condition precedent to Parent and Merger Sub’s obligations to consummate the Transactions set forth in Section 6.3(a) or Section 6.3(b) not capable of being satisfied and (B) after the giving of written notice of such breach or failure to perform to the Company by Parent, cannot be cured or has not been cured by the earlier of the Outside Date and thirty (30) calendar days after the delivery of such notice; provided, however, that the right to terminate this Agreement under this Section 7.1(d) shall not be available to Parent if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform would render a condition precedent to the Company’s obligations to consummate the Transactions set forth in Section 6.2(a) or Section 6.2(b) not capable of being satisfied; or

(ii) since the date of this Agreement, there has been any change, event, development, circumstance, condition, occurrence or effect or combination of the foregoing that has resulted in, or would reasonably be expected to result in, a Company Material Adverse Effect.

Section 7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.1, this Agreement shall immediately become null and void, without any liability on the part of any Party or any other Person, and all rights and obligations of each Party shall cease; provided that (i) notwithstanding anything in this Agreement to the contrary, no such termination shall relieve any Party of any liability or Damages to any other Party resulting from any Fraud or willful breach of this Agreement prior to such termination, (ii) the Confidentiality Agreement, Section 5.1(d), Section 5.4, this Section 7.2 and Article XI of this Agreement shall survive any termination of this Agreement and remain in full force and effect and (iii) subject to Section 7.1(c)(i) and Section 7.1(d), no such termination shall impair the right of any Party hereto to compel specific performance in accordance with Section 11.19 by the other Party of such other Party’s obligations under this Agreement that expressly continue following termination of this Agreement.

Section 7.3 Expenses and Termination Fees.

(a) Expenses. In the event that this Agreement is terminated by either the Company or Parent pursuant to Section 7.1(b)(iii) (No Parent Stockholder Approval), then Parent shall pay to the Company the Expenses. Any Expenses due under this Section 7.3(a) shall be paid no later than three (3) Business Days after receipt of documentation supporting such Expenses. “Expenses” means the reasonable and documented out-of-pocket fees and expenses incurred or paid by or on behalf of the Company and its Affiliates in connection with the Merger or the other Transactions, or related to the authorization, preparation, negotiation, execution and performance of this Agreement, in each case including all reasonable and documented fees and expenses of law firms, commercial banks, investment banking firms, financing sources, accountants, experts and consultants to the Company and its Affiliates; provided that the aggregate amount of Expenses reimbursable shall not exceed $20,000,000.

(b) Termination Fees.

(i) In the event that this Agreement is terminated by the Company pursuant to Section 7.1(c)(ii) (Parent Recommendation Change) or Section 7.1(c)(iv) (Parent Material Breach of Non-Solicitation), then Parent shall pay to the Company $72,000,000 (the “Termination Fee”) as promptly as practicable (but in any event within three (3) Business Days) following such termination.

(ii) In the event that (A) prior to the Parent Stockholders’ Meeting, a Parent Acquisition Proposal is publicly proposed or publicly disclosed after the date of this Agreement, (B) this Agreement is terminated by Parent or the Company pursuant to Section 7.1(b)(i) (Outside Date), Section 7.1(b)(iii) (No Parent Stockholder Approval) or Section 7.1(c)(i) (Parent Breach), and (C) concurrently with or within nine (9) months after any such termination described in clause (B), Parent or any of its Subsidiaries enters into a definitive agreement with respect to, or otherwise consummates, any Parent Acquisition Proposal with respect to Parent (substituting fifty percent (50%) for the fifteen percent (15%) threshold set forth in the definition of “Parent Acquisition Proposal” for all purposes under this Section 7.3(b)(ii)), then Parent shall pay to the Company the Termination Fee as promptly as possible (but in any event within three (3) Business Days) following the earlier of the entry into such definitive agreement or consummation of such Parent Acquisition Proposal.

(iii) In the event that this Agreement is terminated by either Party pursuant to Section 7.1(b)(i) (Outside Date) and at the time of such termination, (A) the Parent Stockholder Approval shall not have been obtained and (B) the Company would have been permitted to terminate this Agreement pursuant to Section 7.1(c)(ii) (Parent Recommendation Change) or Section 7.1(c)(iv) (Parent Material Breach of Non-Solicitation), then Parent shall pay to the Company the Termination Fee as promptly as possible (but in any event within three (3) Business Days) following such termination.

(c) Upon payment of the Termination Fee, Parent shall have no further liability with respect to this Agreement or the Transactions to the Company; provided that nothing herein shall release Parent from liability for Fraud or willful breach. The Company acknowledges and agrees that in no event shall Parent be required to pay the Termination Fee or the Expenses, as applicable, on more than one occasion.

(d) Notwithstanding anything to the contrary contained in this Section 7.3, if the Company receives a Termination Fee, then the Company will not be entitled to also receive a payment for the Expenses and if the Termination Fee is payable at such time as the Company has already received payment or concurrently receives payment in respect of the Expenses, the amount of the Expenses received by (or on behalf of) the Company shall be deducted from the Termination Fee.

(e) Each of the Parties acknowledges and agrees that the agreements contained in this Section 7.3 are an integral part of the Transactions and that, without these agreements, the Parties would not enter into this Agreement. Parent and the Company acknowledge and agree that (i) Parent and the Company have expressly negotiated the provisions of this Section 7.3, (ii) in light of the circumstances existing at the time of the execution of this Agreement (including the inability of the Parties to quantify the Damages that may be suffered by each of the Parties and their respective Affiliates) the provisions of this Section 7.3 are reasonable, (iii) the Termination Fee represents a good faith, fair estimate of the Damages that the Company and its Affiliates would suffer, and (iv) the Termination Fee shall be payable as liquidated damages (and not as a penalty) without requiring the Company to prove actual Damages. In the event that Parent fails to pay a Termination Fee (or portion thereof) when due, Parent shall reimburse the Company for all costs and expenses actually incurred or accrued by the Company or any of its Affiliates (including fees and expenses of counsel) in connection with collection under and enforcement in full of this Section 7.3, together with interest on the Termination Fee at a rate per annum equal to 5% per annum plus the “prime rate” at large United States money center banks in effect on the date such payment was required to be made (as published by The Wall Street Journal) through the date such payment was actually received (collectively, the “Recovery Expense”). Without limiting the Company’s rights under Section 11.19, including the right to specific performance, an injunction or other equitable relief, the right of the Company to receive the full Termination Fee, Expenses and/or the Recovery Expenses, as applicable, from Parent pursuant to this Section 7.3 shall be the sole and exclusive remedy of the Company against Parent for any monetary Damages suffered by the Company in connection with a termination as described in Section 7.1.

(f) Notwithstanding anything to the contrary in this Agreement, this Section 7.3 shall not prevent or restrict any Party from obtaining a grant of specific performance in accordance with Section 11.19; provided that while a Party may pursue both a grant of specific performance under Section 11.19 and the payment of the Termination Fee, Expenses and the Recovery Expense, as applicable, under this Section 7.3, under no circumstances shall such Party be permitted to receive both a grant of specific performance to cause the consummation of the Closing to occur and payment of a Termination Fee, Expenses and Recovery Expense, as applicable, in connection with the termination of this Agreement.

Article VIII

Tax Matters

Section 8.1 Tax Returns.

(a) The Company Unitholder shall prepare (or cause to be prepared) and timely file (or cause to be timely filed) all Pass-Through Tax Returns that relate to any Pre-Closing Tax Period, including the U.S. federal income Tax Returns (and related Schedules K-1) of Colgate Operating, LLC and Colgate Royalties, LP, in each case, for the Tax period ending December 31, 2021.

(b) Parent shall prepare (or cause to be prepared) all Pass-Through Tax Returns that relate to any Straddle Period, including the U.S. federal income Tax Returns (and related Schedules K-1) of Colgate Operating, LLC and Colgate Royalties, LP, in each case, for the Tax period beginning January 1, 2022 and all Tax Returns (other than Pass-Through Tax Returns) of the Company and its Subsidiaries that are required to be filed on or after the Closing Date for any tax period beginning on or prior to the Closing Date.

(c) With respect to any such Tax Returns filed after the Closing Date for any Pre-Closing Tax Period or Straddle Period, the Party responsible for preparing such Tax Return shall (i) prepare such Tax Return in a manner consistent with past practice (unless otherwise required by applicable Law), (ii) reasonably in advance of (and at least 30 days before the due date for) filing any such Tax Returns described in this Section 8.1, deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to the other Party for its review and comment and (iii) cause such Tax Return (as revised to incorporate the other Party’s reasonable comments) to be timely filed, provide a copy thereof to the Company Unitholder.

Section 8.2 Tax Cooperation. Parent and the Company Unitholder shall reasonably cooperate as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns and any audit, litigation or other proceeding (each a “Tax Proceeding”) with respect to Taxes imposed on or with respect to the Assets, operations or activities of the Company and its Subsidiaries. Such cooperation shall include the retention and (upon the other Party’s reasonable request) the provision of records and information which are reasonably relevant to any such Tax Return or Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

Section 8.3 Transfer Taxes. Notwithstanding anything to the contrary in this Agreement, any sales, use, transfer, real property transfer, registration, documentary, stamp, value added or similar Taxes and related fees and costs imposed on or payable in connection with the Transactions (“Transfer Taxes”) shall be borne by Parent. The Party responsible under applicable Law for filing the Tax Returns with respect to any such Transfer Taxes shall prepare and timely file such Tax Returns, provide a copy of such Tax Return to the other Party, and the responsible Party shall pay such Transfer Taxes. The Company Unitholder and Parent shall, and shall cause their respective Affiliates to, cooperate in good faith to minimize or eliminate, to the extent permissible under applicable Law, the amount of any such Transfer Taxes and to timely prepare and file any Tax Returns relating to such Transfer Taxes, including any claim for exemption or exclusion from the application or imposition of any Transfer Taxes.

Section 8.4 Merger Consideration Allocation. Parent and the Company Unitholder shall use commercially reasonable efforts to agree, within 60 days after the Closing Date, to an allocation of the fair market value of the Merger Consideration, and any other item included in computing consideration for applicable U.S. federal income Tax purposes, among the Assets (provided that any portion of the consideration allocable to the stock of Colgate II Corp, LLC will not be further allocated among the assets of Colgate II Corp, LLC), in each case, in accordance with Sections 704, 707, 721 and any other applicable provisions of the Code, as applicable, and the Treasury Regulations promulgated thereunder (the “Tax Allocation”). If the Company Unitholder and Parent are unable to agree on the Tax Allocation within such 60-day period, any disputed items shall be determined by an independent accounting firm selected by the Company Unitholder and Parent. Parent and the Company Unitholder shall, and shall cause their Affiliates to, report consistently with the Tax Allocation, as adjusted, on all Tax Returns, and neither the Company Unitholder nor Parent shall take any position in any Tax Proceeding that is inconsistent with the Tax Allocation, as adjusted, unless otherwise required by a final determination pursuant to Section 1313(a) of the Code (or any similar provision of corresponding state or local Law); provided, however, that neither Party shall be unreasonably impeded in its ability and discretion to negotiate, compromise and/or settle any Tax Proceeding in connection with such Tax Allocation.

Section 8.5 Amended Returns. Following the Closing, Parent shall not (and shall not allow any of the Surviving Company or its Subsidiaries to), amend any Pre-Closing Pass-Through Tax Return without the prior written consent of the Company Unitholder (such consent not to be unreasonably withheld, conditioned or delayed).

Section 8.6 Tax Proceedings. Parent and the Company Unitholder shall each notify the other in writing upon receipt (including, with respect to Parent, upon receipt by the Company or any of its Subsidiaries) of any notice of any pending or threatened Tax Proceeding with respect to any Pre-Closing Pass-Through Tax Return. The Company Unitholder shall have the right to control any such Tax Proceeding and to employ counsel of its choice; provided, however, that Parent shall be permitted, at Parent’s expense, to be present at, and participate in, any such Tax Proceeding. Parent shall have the right to control any such Tax Proceeding that the Company Unitholder does not elect to control and to employ counsel of its choice, provided, however, that the Company Unitholder shall be permitted to be present at, and participate in, any such Tax Proceeding. No Party shall be entitled to settle, either administratively or after the commencement of litigation, any claim for Taxes that could reasonably be expected to adversely affect the liability for Taxes for which the other Party may be liable (including pursuant to this Agreement) without the prior written consent of the other Party (which shall not be unreasonably delayed, conditioned or withheld).

Section 8.7 Tax Treatment. The Parties acknowledge and agree that the Merger is intended to be treated for federal and applicable state and local income tax purposes as a contribution by the Company Unitholder of the equity interests in Colgate II Corp, LLC, Colgate Operating, LLC and Colgate Royalties, LP and the Company Assets directly held by the Company and each of its other Subsidiaries to Merger Sub in exchange for the Merger Consideration and the deemed assumption of the Company Unitholder’s share of the liabilities of Merger Sub pursuant to Section 752. The Parties acknowledge and agree that for U.S. federal income and applicable state and local income tax purposes such contribution is governed by Section 721(a) of the Code, but will be characterized as a disguised sale transaction described in Section 707(a)(2)(B) of the Code with respect to any amounts treated as a transfer of consideration pursuant to Treasury Regulations Sections 1.707-3, 1.707-4 and 1.707-5; provided that, (a) at the Company Unitholder’s request, the Parties shall treat the consideration as (i) a reimbursement of preformation capital expenditures under Treasury Regulation Section 1.707-4(d) and (ii) a debt-financed distribution under Treasury Regulation Section 1.707-5, in each case, to the maximum extent permitted by applicable law and (b) the Parties will cooperate to the extent reasonably necessary to achieve the treatment described in clause (a). The Parties intend that any liabilities assumed by Merger Sub in connection with the Merger shall constitute “qualified liabilities” within the meaning of Treasury Regulations Section 1.707-5(a)(6). No Party shall, or shall allow any of its Affiliates to, take any action or filing position inconsistent with this Section 8.7, unless otherwise required by a final determination pursuant to Section 1313(a) of the Code (or any similar provision of corresponding state or local Law).

Section 8.8 Certain Other Tax Matters.

(a) The direct and indirect owners of the Company Unitholder shall not take any action to cause CEP III Holdings, LLC to be liquidated or to become an entity disregarded as separate from its owner for U.S. tax purposes until at least the beginning of the Tax period following the Tax period that includes the Closing Date.

(b) The Company Unitholder shall cause each of the Company, Colgate Operating, LLC and Colgate Royalties, LP to make an election under Section 6226(a) of the Code, with respect to any Pre-Closing Tax Period or Straddle Period beginning on or after January 1, 2018.

(c) The Parties shall allocate the taxable income of Colgate Operating, LLC and Colgate Royalties, LP for the taxable year of the Closing using the interim closing of the books method under Section 706 of the Code as of the end of the Closing Date.

Article IX

Title Matters

Section 9.1 Defensible Title. The term “Defensible Title” means, with respect to any Subject Well set forth on Schedule A, subject to Permitted Encumbrances, title of the Company and its Subsidiaries that is deducible of record (or, to the extent representing an assumed non-consent interest of a non-consenting co-owner, contractual) in and to any such Subject Well that:

(a) entitles the Company and its Subsidiaries to receive not less than the Net Revenue Interest set forth in Schedule A for such Subject Well in respect of the production of Hydrocarbons from such Subject Well throughout the duration of the productive life of such Subject Well, except: (i) decreases resulting from the establishment after the Execution Date of units, or changes in existing units (or the participating areas therein), whether voluntary or by Order; provided that, to the extent within the control of the Company or its Subsidiaries, the Company is acting in compliance with this Agreement; (ii) decreases resulting from the exercise or reversion of non-consent rights of co-owners under applicable operating agreements, solely to the extent that such co-owners elected not to consent after the Execution Date; (iii) decreases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the Execution Date (in accordance with this Agreement); (iv) decreases resulting from operations conducted by or on behalf of the Company after the Execution Date as permitted by the terms of this Agreement; (v) decreases resulting from rights of unaffiliated third parties to make up past underproduction or pipelines to make up past under deliveries; (vi) decreases resulting from actions by (or undertaken at the request of) Parent and (vii) as otherwise expressly set forth on Schedule A;

(b) obligates the Company and its Subsidiaries to bear a percentage of the costs and liabilities not greater than the Working Interest set forth in Schedule A for such Subject Well without increase throughout the duration of the productive life of such Subject Well, except: (i) increases in such Working Interest accompanied by at least a proportionate increase in the Net Revenue Interest for such Subject Well; (ii) increases resulting from contribution requirements provided for under provisions similar to those contained in an operating agreement; (iii) increases resulting from the establishment after the Execution Date of pools or units, or changes in existing pools or units (or the participating areas therein); provided that, to extent within the control of the Company or its Subsidiaries, the Company is acting in compliance with this Agreement; (iv) increases resulting from the exercise or reversion of non-consent rights under applicable operating agreements, solely to the extent that such co-owners elected not to consent after the Execution Date; (v) increases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the Execution Date (in accordance with this Agreement); (vi) increases resulting from operations conducted by or on behalf of the Company after the Execution Date as permitted by the terms of this Agreement; (vii) increases resulting from actions by (or undertaken at the request of) Parent and (viii) as otherwise expressly set forth in Schedule A; and

(c) is free and clear of any and all Encumbrances.

Section 9.2 Title Defect. The term “Title Defect” means any Encumbrance or other defect in title that causes the Company’s and its Subsidiaries’ title to any Subject Well set forth on Schedule A to be less than Defensible Title as of the Defect Notice Deadline or the Closing.

Section 9.3 Title Defect Value. The term “Title Defect Value” means, with respect to any Title Defect affecting a Subject Well on Schedule A, the reduction in such Subject Well’s Allocated Value caused by such Title Defect; provided, however, that: (a) in determining the Title Defect Value, the reduction in the applicable Subject Well’s value shall be based on the Allocated Value with respect to such Subject Well; (b) the aggregate amount of Title Defect Values attributable to all Title Defects affecting the applicable Subject Well shall not exceed the Allocated Value of such Subject Well; (c) subject to the foregoing, if a Title Defect is an Encumbrance which is undisputed and liquidated in amount, the Title Defect Value shall be the amount necessary to be paid to remove such Encumbrance from the applicable Subject Well; (d) if a Title Defect affects the applicable Subject Well for less than its full productive life, the Title Defect Value shall be reduced to take into account the applicable time period only, using generally accepted engineering analysis; and (e) if a Title Defect as to any Subject Well represents: (i) a negative discrepancy (with a proportionate decrease in the Working Interest for the affected Subject Well, as applicable) between the actual Net Revenue Interest for such Subject Well and the “Net Revenue Interest” percentage stated in Schedule A for such Subject Well, then the Title Defect Value shall be equal to the product of (A) the Allocated Value of such Subject Well, multiplied by (B) a fraction, the numerator of which is (1) the Net Revenue Interest stated in Schedule A for such Subject Well, minus the actual Net Revenue Interest for such Subject Well to which the Company is entitled after giving effect to such Title Defect, and the denominator of which is (2) the Net Revenue Interest stated in Schedule A for such Subject Well; or (ii) if the Title Defect represents an obligation, Encumbrance upon or other defect in title to the applicable Subject Well of a type not described above, then the Title Defect Value shall be determined by taking into account the Allocated Value of the applicable Subject Well, the portion of the applicable Subject Well affected by the Title Defect, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the applicable Subject Well, and such other reasonable factors as are necessary to make a proper evaluation. Notwithstanding anything to the contrary in this Agreement, (A) Parent’s right to assert a Title Defect with respect to (i) the Wells set forth on Schedule A shall be limited to the currently producing (or capable of producing) formations for such Wells and (ii) the Future Wells set forth on Schedule A shall be limited to the Target Formation for such Future Wells as set forth on Schedule A, (B) in no event shall the Title Defect Value of all Title Defects which affect a single Title Defect Property exceed the Allocated Value of such Title Defect Property, (C) if a Title Defect affects multiple Title Defect Properties, the Title Defect Value for such Title Defect shall not be aggregated for purposes of determining whether the Title Defect Threshold has been met and (D) Parent shall only be entitled to assert Title Defects with respect to the Subject Wells set forth on Schedule A.

Section 9.4 Title Defect Notices.

(a) Deadline. As a condition to asserting any claim with respect to any alleged Title Defect, Parent must deliver to the Company a valid written Notice of Title Defect as to such alleged Title Defect no later than 5:00 p.m. on the date that is sixty (60) days after the Execution Date (the “Defect Notice Deadline”).

(b) Notice of Title Defects. On or before the Defect Notice Deadline, Parent shall deliver to the Company a written notice or written notices (each, a “Notice of Title Defects”) that sets forth all Title Defects affecting the Subject Wells on Schedule A that Parent desires to assert under this Agreement. In order to be valid with respect to any claim of an alleged Title Defect, each Notice of Title Defects shall, with respect to each Title Defect set forth therein: (i) describe such Title Defect and the Subject Wells affected thereby (each a “Title Defect Property”); (ii) describe the basis for the assertion of such Title Defect; (iii) describe the Allocated Value of the Title Defect Property and Parent’s good faith estimate of the Title Defect Value with respect to each Title Defect Property affected by such Title Defect in accordance with and subject to the limitations in Section 9.5(d) (and computations upon which the Parent’s belief is based); and (iv) include supporting documents reasonably necessary for the Company (as well as any title examiner or attorney hired by the Company) to verify the existence of the alleged Title Defect (if, and to the extent, such documents are in Parent’s possession and such documents are not in the Company’s or any of its Affiliates’ possession).

(c) Preliminary Notice. To give the Company an opportunity to commence reviewing and curing Title Defects asserted by Parent, Parent shall give the Company, on or before the end of each calendar week prior to the Defect Notice Deadline, written notice of all alleged Title Defects discovered by Parent during the preceding calendar week, which notice may be preliminary in nature and supplemented prior to the Defect Notice Deadline; provided that failure to provide preliminary notice of a Title Defect shall not prejudice Parent’s right to assert such Title Defect hereunder.

Section 9.5 Waiver; Remedies; Limitations.

(a) Waiver. Except with respect to any breach of the Company’s express and specific representations and warranties set forth in Article III or the Company’s covenants hereunder, each and every Title Defect shall be and is hereby conclusively waived by Parent, and Parent shall not be entitled to any remedies or adjustment for such Title Defect, if: (i) Parent fails to provide a Notice of Title Defect to the Company of such Title Defect in accordance with Section 9.4 on or before the Defect Notice Deadline; (ii) the Title Defect Value with respect to such Title Defect is less than the Title Defect Threshold; or (iii) the aggregate Title Defect Values which exceed the Title Defect Threshold (together with all Environmental Defect Values which exceed the Environmental Defect Threshold) are less than the Aggregate Defect Deductible.

(b) Cure. At the sole cost and expense of the Company Unitholder, the Company shall have the right and option, but not the obligation, to attempt to cure any Title Defects that are not waived under Section 9.5(a) at any time on or before the Closing Date. Each valid Title Defect in excess of the Title Defect Threshold (including any Open Title Defect) that is (i) not waived under Section 9.5(a), or (ii) not cured under this Section 9.5(b) is referred to in this Agreement as a “Surviving Title Defect.”

(c) Defect Escrow. Subject to Section 9.6(d), at Closing, Parent shall deposit with the Escrow Agent an amount of the Merger Consideration equal to the difference between (i) the aggregate of Parent’s good faith estimate of the Title Defect Value for each Surviving Title Defect which exceeds the Title Defect Threshold asserted by Parent as set forth in a Notice of Title Defect minus (ii) the Title Defect Value for all Surviving Title Defects asserted by Parent for which the Parties have agreed upon the Title Defect Value for such Surviving Title Defect prior to Closing (such amount, the “Title Defect Escrow Amount”) and the Merger Consideration at Closing shall be adjusted downward by the amount so escrowed and such Title Defect Escrow Amount or portions thereof shall be distributed in accordance with this Section 9.5(c); provided that, the Title Defect Escrow Amount plus the Environmental Defect Escrow Amount shall not exceed an amount equal to the Defect Cap minus the Aggregate Defect Deductible. The Parties shall calculate the proportions of Cash Consideration and Share Consideration which shall constitute the Title Defect Escrow Amount in accordance with the Defect Consideration Allocation, and shall utilize the Title Defect Share Formula in such calculation. Within five Business Days after the later to occur of (i) the Title Expert has made a determination with respect to all Title Defects and Title Defect Values so disputed and (ii) the Environmental Expert has made a determination with respect to all Environmental Defects and Environmental Defect Values disputed in accordance with Article X, the Parties shall jointly direct the Escrow Agent to disburse the Title Defect Escrow Amount to the Party or Parties determined to be owed such amounts in accordance with this Article IX (and utilizing the Defect Consideration Allocation to calculate the proportions of the cash and Parent Company Class C Common Stock (and equal number of Surviving Company Units) so disbursed (rounded up to the nearest whole share (and unit)).

(d) Limitations on Losses. Notwithstanding anything to the contrary, (i) no individual Title Defect shall be taken into account for purposes of this Agreement (including the adjustments under this Article IX) unless the Title Defect Value exceeds $200,000 (the “Title Defect Threshold”); (ii) in no event will there be any adjustments to the Merger Consideration or other remedies provided by the Company for any Title Defect if the sum of the Title Defect Values of all such Title Defects which exceed the Title Defect Threshold plus the sum of the Environmental Defect Values of all Environmental Defects which exceed the Environmental Defect Threshold, are less than the Aggregate Defect Deductible after which point, Parent shall be entitled to adjustments to the Merger Consideration, but only to the extent that the amount by which the aggregate amount of such Title Defect Values and Environmental Defect Values exceeds the Aggregate Defect Deductible; (iii) in no event will any Company Asset be excluded from the Transaction arising out of or relating to any Title Defects; and (iv) the adjustment to the Merger Consideration pursuant to this Article IX and Article X (if any), in the aggregate, shall not exceed an amount equal to the Defect Cap minus the Aggregate Defect Deductible.

Section 9.6 Agreement on Title Defects.

(a) Attempt to Agree. With respect to each Title Defect that is asserted by Parent in accordance with Section 9.4 on or before the Defect Notice Deadline that the Parties do not agree has been either waived or cured under Section 9.5 or the Parties do not agree on the Title Defect Value (each, an “Open Title Defect”), Parent and the Company shall attempt in good faith to agree on the existence and associated Title Defect Value of each such Open Title Defect.

(b) Agreement. If the Company and Parent agree on the existence and Title Defect Value of any such Open Title Defect after Closing, then the Title Defect Value for such Open Title Defect shall be the agreed Title Defect Value for purposes of calculating the adjustment to the Merger Consideration (if any), subject to the other limitations set forth in this Agreement.

(c) Agreement before Closing. If, before the Closing Date, the Company and Parent agree on the existence and Title Defect Values of all Open Title Defects (including whether and to what extent such Open Title Defects have been cured by the Company prior to Closing), then the amount of the Title Defect Values agreed upon by the Parties shall be used to determine any adjustments to the Merger Consideration at Closing ((if any), subject to the other limitation set forth in this Agreement.

(d) Failure to Agree. If, as of the Closing Date, the Company and Parent do not agree on the existence and Title Defect Values of all Open Title Defects (including whether and to what extent such Open Title Defects have been cured by the Company prior to Closing) then: (i) the existence and Title Defect Value of such Open Title Defects that are not agreed (but only those that are not agreed) shall be Title Disputed Matters settled after Closing by the Title Expert under Section 9.7; (ii) Parent shall deposit with the Escrow Agent the Title Defect Escrow Amount and the Merger Consideration shall be adjusted downward by the amount so escrowed, all in accordance with, and subject to the limitations set forth in, Section 9.5(c); (iii) the Merger Consideration shall be adjusted downward by the final amount of the Title Defect adjustment under Section 9.7(e), if any, as determined by agreement of the Parties as provided in this Section 9.6 and/or by the Title Expert as provided in Section 9.7 (in each case, subject to the limitations set forth in this Agreement); and (iv) the applicable Title Defect Escrow Amount shall be distributed as set forth in Section 9.5(c).

Section 9.7 Dispute Resolution

(a) Dispute Resolution. If any Open Title Defects, including the existence, waiver, cure, and/or Title Defect Values thereof, are not agreed upon by the Company and Parent prior to the Closing Date as provided in Section 9.6 (“Title Disputed Matters”), then all such Title Disputed Matters shall be consolidated and resolved by a single Title Expert under the dispute resolution procedure in this Section 9.7.

(b) Selection of Expert. The Company and Parent shall act in good faith to promptly execute such engagement letters and other documents as shall be necessary to engage, within fifteen (15) Business Days after the later of Closing one mutually agreed upon title attorney with not less than ten years’ experience in oil and gas title issues in the State(s) where the Company Assets which are the subject of the Title Disputed Matters are located and having not worked as an employee or outside counsel for any Party or its Affiliates during the five year period preceding such selection (the “Title Expert”). If the Company and Parent are unable to agree on the Title Expert within such fifteen (15) Business Day period, then the Company and Parent will each select one such title attorney (with each such Party representative meeting the same criteria as set forth above for the Title Expert) within ten (10) Business Days thereafter, and the Party representatives so selected will mutually appoint the Title Expert (which Title Expert so appointed shall meet the same criteria as set forth above) within ten (10) Business Days after the two Party representatives are selected, and the Title Expert so appointed by the two Party representatives will resolve such matter without further involvement of the two Party representatives. The fees and expenses of the Title Expert shall be determined by the Title Expert and borne by Parent, on the one hand, and the Company Unitholder, on the other hand, based upon the percentage which the aggregate portion of the contested amount not awarded to each such Party bears to the aggregate amount actually contested by such Party. For example, if Parent claims the Title Defect Value is $1,000 greater than the amount determined by the Company, and the Company Unitholder contests only $500 of the amount claimed by Parent, and if the Title Expert ultimately resolves the dispute by awarding the Company Unitholder $300 of the $500 contested, then the costs and expenses of the Title Expert will be allocated 60% (i.e., 300 ÷ 500) to Parent and 40% to the Company Unitholder. The Company Unitholder and Parent shall each bear its own legal fees and other costs of presenting its case.

(c) Materials to Title Expert. The Company and Parent shall each present to the Title Expert, with a simultaneous copy to the other Party, a single written statement of its position on each Title Disputed Matter, together with a copy of this Agreement, Parent’s Notice of Title Defects, and any supporting material that such Party desires to furnish, not later than fifteen (15) Business Days after appointment of the Title Expert. Each of the Company and Parent shall in no event attempt to communicate with the Title Expert with respect to any Title Disputed Matters without providing the other Party the opportunity to jointly discuss or confer with the Title Expert with respect to such Title Disputed Matters.

(d) Decisions of Title Expert. The Title Expert shall make his or her determination and provide to the Parties written findings within twenty (20) Business Days after he/she has received the materials under Section 9.7(c). In making a determination, the Title Expert shall be bound by the terms of this Agreement and, without any additional or supplemental submittals by either Party (except as may be specifically requested by the Title Expert), may consider available legal and industry matters as in his/her opinion are necessary or appropriate to make a proper determination. The decision of the Title Expert shall be final, conclusive, binding, and non-appealable and shall be limited to awarding only the Company’s position or Parent’s position with respect to each Title Disputed Matter, provided that the Title Expert may not award Parent any greater Title Defect Values than the Title Defect Values asserted by Parent in its applicable Notice of Title Defects. The Title Expert shall make a separate determination with respect to each Title Disputed Matter. The written finding of the Title Expert shall only set forth the Title Expert’s decision with respect to each applicable Title Disputed Matter and not the Title Expert’s rationale for the decision. THE TITLE EXPERT SHALL ACT AS AN EXPERT FOR THE LIMITED PURPOSE OF DETERMINING THE SPECIFIC TITLE DISPUTED MATTER PRESENTED TO HIM/HER, SHALL NOT HAVE THE POWERS OF AN ARBITRATOR, SHALL BE LIMITED TO THE PROCEDURES SET FORTH IN THIS SECTION, MAY NOT HEAR OR DECIDE ANY MATTERS EXCEPT THE SPECIFIC TITLE DISPUTED MATTER PRESENTED TO HIM/HER AND MAY NOT AWARD DAMAGES, INTEREST, COSTS, ATTORNEY’S FEES, EXPENSES, OR PENALTIES TO EITHER PARTY.

(e) Adjustments. If any Title Disputed Matters are submitted to the Title Expert pursuant to this Section 9.7, then the Merger Consideration shall be adjusted downward, if applicable, by the final Title Defect adjustment (if any), as determined by agreement of the Parties as provided in Section 9.6 and/or by the Title Expert as provided in this Section 9.7, and shall be distributed by the Escrow Agent pursuant to Section 9.5(c).

Article X

Environmental Matters

Section 10.1 Environmental Defect. The term “Environmental Defect” means, with respect to any Company Asset, as applicable, a condition, as of the Effective Time or the Closing, causing the Company, any of its Subsidiaries or any such Company Asset to fail to be in compliance with, or to be subject to current remedial obligations under, applicable Environmental Laws, other than (a) any plugging, decommissioning and abandonment obligations, (b) any condition to the extent caused by or relating to asbestos, asbestos containing materials or NORM (in each case) so long as the same does not cause the Company, any of its Subsidiaries or any Company Asset to fail to be in compliance with, or to be subject to current remedial obligations under, applicable Environmental Laws as of the Execution Date or (c) the matters disclosed on Section 3.14(b) of the Company Disclosure Schedules. Environmental Defects that are based on the same underlying physical condition can be aggregated and treated as a single Environmental Defect for purposes of meeting the Environmental Defect Threshold.

Section 10.2 Environmental Defect Value. The term “Environmental Defect Value” means, with respect to an Environmental Defect, the estimated cost (net to the Company’s and its Subsidiaries’ interests) to Remediate such Environmental Defect in the lowest cost manner reasonably available, in compliance with applicable Environmental Laws, taking into account the nature of the Environmental Defect.

Section 10.3 Environmental Defect Notices.

(a) Deadline. As a condition to asserting any claim with respect to any alleged Environmental Defect, Parent must deliver to the Company a valid written Notice of Environmental Defect as to such alleged Environmental Defect no later than the Defect Notice Deadline.

(b) Notice of Environmental Defects. On or before the Defect Notice Deadline, Parent shall deliver to the Company a written notice or written notices (each, a “Notice of Environmental Defects”) that sets forth all Environmental Defects affecting the Company Assets that Parent desires to assert at such time under this Agreement. In order to be valid with respect to any claim of an alleged Environmental Defect, each Notice of Environmental Defects shall, with respect to each Environmental Defect set forth therein: (i) describe the nature of and basis for the assertion of such Environmental Defect; (ii) describe the specific Company Assets affected by such Environmental Defect; (iii) include references to Environmental Laws that the Company, any of its Subsidiaries or any of the Company Assets are in violation of or non-compliance with that forms the basis of such Environmental Defect; (iv) describe the Remediation or other curative action that Parent reasonably anticipates is required to Remediate or otherwise cure such Environmental Defect, if known; (v) describe Parent’s good-faith estimate of the Environmental

Defect Value with respect to each Company Asset affected by such Environmental Defect (and identify all assumptions used by Parent in calculating such amount); and (vi) include supporting documents reasonably necessary for the Company (as well as any environmental consultant hired by the Company) to attempt to verify the existence of the alleged Environmental Defect (if, and to the extent, such documents are in Parent’s possession and are not in the Company’s or any of its Affiliates’ possession).

(c) Preliminary Notice. To give the Company an opportunity to commence reviewing and curing Environmental Defects asserted by Parent, Parent shall give the Company, on or before the end of each calendar week prior to the Defect Notice Deadline, written notice of all alleged Environmental Defects discovered by Parent during the preceding calendar week, which notice may be preliminary in nature and supplemented prior to the Defect Notice Deadline; provided that failure to provide such preliminary notice of an Environmental Defect shall not prejudice Parent’s right to timely assert such Environmental Defect hereunder consistent with the requirements of Section 10.3(b).

Section 10.4 Waiver; Remedies; Limitations.

(a) Waiver. Except with respect to any breach of the Company’s express and specified representations and warranties set forth in Article III or the Company’s covenants hereunder, each and every Environmental Defect shall be and is hereby conclusively waived by Parent, and Parent shall not be entitled to any remedies or adjustment for such Environmental Defect, if: (i) Parent fails to provide a Notice of Environmental Defect to the Company of such Environmental Defect in accordance with Section 10.3 on or before the Defect Notice Deadline, (ii) the Environmental Defect Value with respect to such Environmental Defect is less than the Environmental Defect Threshold, or (iii) the aggregate Environmental Defect Values which exceed the Environmental Defect Threshold (together with all Title Defect Values which exceed the Title Defect Threshold) are less than the Aggregate Defect Deductible.

(b) Remediation. At the sole cost and expense of the Company Unitholder, the Company shall have the right and option, but not the obligation, to attempt to Remediate or otherwise cure any Environmental Defects that are not waived under Section 10.4(a) at any time on or before the Closing Date. Each valid Environmental Defect in excess of the Environmental Defect Threshold (including any Open Environmental Defect) that is (i) not waived under Section 10.4(a), or (ii) not Remediated or otherwise cured under this Section 10.4(b) is referred to in this Agreement as a “Surviving Environmental Defect.”

(c) Defect Escrow. Subject to Section 10.5(c), at Closing, Parent shall deposit with the Escrow Agent an amount of the Merger Consideration equal to the difference between (i) the aggregate of Parent’s good faith estimate of the Environmental Defect Value for each Surviving Environmental Defect which exceeds the Environmental Defect Threshold asserted by Parent as set forth in a Notice of Environmental Defect minus (ii) the Environmental Defect Value for all Surviving Environmental Defects asserted by Parent for which the Parties have agreed upon the Environmental Defect Value for such Surviving Environmental Defect prior to Closing (such amount, the “Environmental Defect Escrow Amount”), and the Merger Consideration shall be adjusted downward by the amount so escrowed and such Environmental Defect Escrow Amount or portions thereof shall be distributed in accordance with this Section 10.4(c); provided that, the

Title Defect Escrow Amount plus the Environmental Defect Escrow Amount shall not exceed an amount equal to the Defect Cap minus the Aggregate Defect Deductible. The Parties shall calculate the proportions of Cash Consideration and Share Consideration which shall constitute the Environmental Defect Escrow Amount in accordance with the Defect Consideration Allocation, and shall utilize the Environmental Defect Share Formula in such calculation. Within five (5) Business Days after the later to occur of (i) the Environmental Expert has made a determination with respect to all Environmental Defects (including any cure thereof prior to Closing) and Environmental Defect Values and (ii) the Title Expert has made a determination with respect to all Title Defects and Title Defect Values disputed in accordance with Article IX, the Parties shall jointly direct the Escrow Agent to disburse the Environmental Defect Escrow Amount to the Party or Parties determined to be owed such amounts in accordance with this Article X (and utilizing the Defect Consideration Allocation to calculate the proportions of the cash and Parent Company Class C Common Stock (and equal number of Surviving Company Units) so disbursed (rounded up to the nearest whole share (and unit)).

(d) Limitations on Losses. Notwithstanding anything to the contrary, (i) no individual Environmental Defect shall be taken into account for purposes of this Agreement (including the adjustments under this Article X) unless the Environmental Defect Value exceeds $250,000 (the “Environmental Defect Threshold”); (ii) in no event will there be any adjustments to the Merger Consideration or other remedies provided by the Company for any Environmental Defect if the sum of the Environmental Defect Values of all such Environmental Defects which exceed the Environmental Defect Threshold plus the sum of the Title Defect Values of all such Title Defects which exceed the Title Defect Threshold, in the aggregate, are less than an amount equal to the Aggregate Defect Deductible, after which point, Parent shall be entitled to adjustments to the Merger Consideration, but only to the extent that the amount by which the aggregate amount of such Title Defect Values and Environmental Defect Values exceeds the Aggregate Defect Deductible; (iii) in no event will any Company Assets be excluded from the Transaction arising out of or relating to any Environmental Defects; and (iv) the adjustment to the Merger Consideration pursuant to Article IX and this Article X (if any), in the aggregate, shall not exceed an amount equal to the Defect Cap minus the Aggregate Defect Deductible.

Section 10.5 Agreement on Environmental Defects and Interest Additions.

(a) Attempt to Agree. With respect to each Environmental Defect that is asserted by Parent in accordance with Section 10.3 on or before the Defect Notice Deadline and that the Parties do not agree has been either waived or cured under Section 10.4 or the Parties do not agree as to the Environmental Defect Value (each, an “Open Environmental Defect”), Parent and the Company shall attempt in good faith to agree on the existence and associated Environmental Defect Value of each such Open Environmental Defect.

(b) Agreement. If the Company and Parent agree on the existence and Environmental Defect Value of any such Open Environmental Defect after Closing, then the Environmental Defect Value for such Open Environmental Defect shall be the agreed Environmental Defect Value for purposes of calculating the adjustment to the Merger Consideration (if any), subject to the other limitations set forth in this Agreement.

(c) Agreement before Closing. If, before the Closing Date, the Company and Parent agree on the existence and Environmental Defect Values of all Open Environmental Defects (including whether and to what extent such Open Environmental Defects have been cured by the Company prior to Closing), then the amount of the Environmental Defect Values agreed upon by the Parties shall be used to determine any adjustments to the Merger Consideration at the Closing (if any), subject to the other limitations set forth in this Agreement.

(d) Failure to Agree. If, as of the Closing Date, the Company and Parent do not agree on the existence and Environmental Defect Values of all Open Environmental Defects (including whether and to what extent such Open Environmental Defects have been cured by the Company prior to Closing), then: (i) the existence and Environmental Defect Value of such Open Environmental Defects that are not agreed (but only those that are not agreed) shall be Environmental Disputed Matters settled after Closing by the Environmental Expert under Section 10.6; (ii) Parent shall deposit with the Escrow Agent the Environmental Defect Escrow Amount and the Merger Consideration shall be adjusted downward by the amount so escrowed, all in accordance with, and subject to the limitations set forth in, Section 10.4(c); (iii) the Merger Consideration shall be adjusted downward by the final amount of the Environmental Defect adjustment under Section 10.6(e), if any, as determined by agreement of the Parties as provided in this Section 10.5 and/or by the Environmental Expert as provided in Section 10.6 (in each case, subject to the limitations set forth in this Agreement); and (iv) the applicable Environmental Defect Escrow Amount shall be distributed as set forth in Section 10.4(c).

Section 10.6 Dispute Resolution

(a) Dispute Resolution. If any Open Environmental Defects, including the existence, waiver, Remediation, cure and/or Environmental Defect Values thereof, are not agreed upon by the Company and Parent prior to the Closing Date as provided in Section 10.5 (“Environmental Disputed Matters”), then all such Environmental Disputed Matters shall be consolidated and resolved by a single Environmental Expert under the dispute resolution procedure in this Section 10.6.

(b) Selection of Expert. The Company and Parent shall act in good faith to promptly execute such engagement letters and other documents as shall be necessary to engage, within fifteen (15) Business Days after the later of Closing one mutually agreed upon environmental expert in the energy industry with not less than ten years’ experience in environmental issues in the State(s) where the Company Assets which are the subject of the Environmental Disputed Matters are located and has not worked as an employee or outside expert for any Party or its Affiliates during the five year period preceding such selection (the “Environmental Expert”). If the Company and Parent are unable to agree on the Environmental Expert within such fifteen (15) Business Day period, then the Company and Parent will each select one such environmental expert (with each such Party representative meeting the same criteria as set forth above for the Environmental Expert) within ten (10) Business Days thereafter, and the Party representatives so selected will mutually appoint the Environmental Expert (which Environmental Expert so appointed shall meet the same criteria as set forth above) within ten (10) Business Days after the two Party representatives are selected, and the Environmental Expert so appointed by the two Party representatives will resolve such matter without further involvement of the two Party representatives. The fees and expenses of the Environmental Expert shall be determined by the Environmental Expert and borne by Parent, on the one hand, and the Company Unitholder, on the other hand, based upon the percentage which the aggregate portion of the contested amount not awarded to each such Party bears to the aggregate amount actually contested by such Party. For example, if Parent claims the Environmental Defect Value is $1,000 greater than the amount determined by the Company, and the Company Unitholder contests only $500 of the amount claimed by Parent, and if the Environmental Expert ultimately resolves the dispute by awarding the Company Unitholder $300 of the $500 contested, then the costs and expenses of the Environmental Expert will be allocated 60% (i.e., 300 ÷ 500) to Parent and 40% to the Company Unitholder. The Company Unitholder and Parent shall each bear its own legal fees and other costs of presenting its case.

(c) Materials to Environmental Expert. The Company and Parent shall each present to the Environmental Expert, with a simultaneous copy to the other Party, a single written statement of its position on each Environmental Disputed Matter, together with a copy of this Agreement, Parent’s Notice of Environmental Defects, and any supporting material that such Party desires to furnish, not later than fifteen (15) Business Days after appointment of the Environmental Expert. Each of the Company and Parent shall in no event attempt to communicate with the Environmental Expert with respect to any Environmental Disputed Matters without providing the other Party the opportunity to jointly discuss or confer with the Environmental Expert with respect to such Environmental Disputed Matters.

(d) Decisions of Environmental Expert. The Environmental Expert shall make his or her determination and provide to the Parties written findings within twenty (20) Business Days after he/she has received the materials under Section 10.6(b). In making a determination, the Environmental Expert shall be bound by the terms of this Agreement and, without any additional or supplemental submittals by either Party (except as may be specifically requested by the Environmental Expert), may consider available legal and industry matters as in his/her opinion are necessary or appropriate to make a proper determination. The decision of the Environmental Expert shall be final, conclusive, binding, and non-appealable and shall be limited to awarding only the Company’s position or Parent’s position with respect to each Environmental Disputed Matter, provided that the Environmental Expert may not award Parent any Environmental Defect Values greater than the Environmental Defect Values asserted by Parent in its applicable Notice of Environmental Defects. The Environmental Expert shall make a separate determination with respect to each Environmental Disputed Matter. The written finding of the Environmental Expert shall only set forth the Environmental Expert’s decision with respect to each applicable Environmental Disputed Matter and not the Environmental Expert’s rationale for the decision. THE ENVIRONMENTAL EXPERT SHALL ACT AS AN EXPERT FOR THE LIMITED PURPOSE OF DETERMINING THE SPECIFIC ENVIRONMENTAL DISPUTED MATTER PRESENTED TO HIM/HER, SHALL NOT HAVE THE POWERS OF AN ARBITRATOR, SHALL BE LIMITED TO THE PROCEDURES SET FORTH IN THIS SECTION, MAY NOT HEAR OR DECIDE ANY MATTERS EXCEPT THE SPECIFIC ENVIRONMENTAL DISPUTED MATTER PRESENTED TO HIM/HER AND MAY NOT AWARD DAMAGES, INTEREST, COSTS, ATTORNEY’S FEES, EXPENSES, OR PENALTIES TO EITHER PARTY.

(e) Adjustments. If any Environmental Disputed Matters are submitted to the Environmental Expert pursuant to this Section 10.6, then the Merger Consideration shall be adjusted downward, if applicable, by the final Environmental Defect adjustment (if any), as determined by agreement of the Parties as provided in Section 10.5 and/or by the Environmental Expert as provided in this Section 10.6, and shall be distributed by the Escrow Agent pursuant to Section 10.4(c).

Article XI

Miscellaneous

Section 11.1 No Survival. None of the representations, warranties or agreements contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Effective Time, except for agreements that expressly by their terms survive the Effective Time; provided, however, that each of Article IX, Article X and Article XI shall survive without time limit.

Section 11.2 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Signatures to this Agreement transmitted by electronic mail in .pdf form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures. No Party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

Section 11.3 Notices. All notices and other communications that are required or may be given pursuant to this Agreement must be given in writing, in English, and shall be deemed to have been given (a) when delivered personally, by courier, to the addressee, (b) when received by the addressee if sent by registered or certified mail, postage prepaid, or (c) on the date sent by email (upon affirmative or automated reply by email by the intended recipient that such email was received) if sent during normal business hours of the recipient or on the next Business Day if sent after normal business hours of the recipient. Such notices and other communications must be sent to the following addresses or email addresses:

If to Parent and Merger Sub:

Centennial Resource Development, Inc.

1001 Seventeenth St., Suite 1800

Denver, Colorado 80202

Attn:       Davis O. O’Connor

      Chad W. MacDonald

Email:     Davis.OConnor@cdevinc.com

      Chad.MacDonald@cdevinc.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, TX 77002

Attn:       Ryan J. Maierson

      John M. Greer

E-mail:    ryan.maierson@lw.com

                john.greer@lw.com

If to the Company:

Colgate Energy Partners III, LLC

300 N. Marienfeld St., Ste. 1000

Midland, Texas 79701

Attn:           James H. Walter

          William M. Hickey III

          John Bell

E-mail:        JWalter@colgateenergy.com

          WHickey@colgateenergy.com

          JBell@colgateenergy.com

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street, Suite 4700

Houston, TX 77002

Attention: Sean T. Wheeler, P.C.

        Debbie P. Yee, P.C.

        Emily Lichtenheld

        Cephas Sekhar

Email:       sean.wheeler@kirkland.com

        debbie.yee@kirkland.com

        emily.lichtenheld@kirkland.com

        cephas.sekhar@kirkland.com

Either Party may change its address or email address for notice purposes by written notice to the other Party in the manner set forth above.

Section 11.4 Expenses. Except as otherwise specified in this Agreement, each of Parent and the Company (for itself and the Company Unitholder) shall be liable for and pay all of its own costs and expenses (including attorneys’, accountants’ and investment bankers’ fees and other out-of-pocket expenses) in connection with the negotiations and execution of this Agreement and the other Transaction Documents, the performance of such Party’s obligations hereunder and thereunder and the consummation of the Transactions hereunder and thereunder; provided, however, that the Company Unitholder shall pay and be fully responsible for all Financial Advisory Fees of the Company in excess of the amount of the Financial Advisory Fees of Parent.

Section 11.5 Governing Law, Consent to Jurisdiction, Waiver of Jury Trial.

(a) Governing Law. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION; PROVIDED, HOWEVER, THAT ANY MATTERS RELATED TO REAL PROPERTY SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE SUCH REAL PROPERTY IS LOCATED.

(b) Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE COURT OF CHANCERY (OR TO THE EXTENT SUCH COURTS DO NOT HAVE SUBJECT MATTER JURISDICTION, THE FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF DELAWARE), AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS (WHETHER SUCH ACTIONS OR PROCEEDINGS ARE BASED IN STATUTE, TORT, CONTRACT OR OTHERWISE), SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO (I) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR SUCH ACTIONS OR PROCEEDINGS, (II) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (III) AGREES THAT IT WILL NOT BRING ANY SUCH ACTION OR PROCEEDING IN ANY COURT OTHER THAN SUCH COURTS. EACH PARTY HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE AND IRREVOCABLE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH ACTIONS OR PROCEEDINGS. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES HERETO SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY HERETO REFUSES TO ACCEPT SERVICE, EACH PARTY HERETO AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(c) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (III) IT MAKES SUCH WAIVER VOLUNTARILY; AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 11.5.

Section 11.6 Waivers. Any failure by a Party to comply with any of its obligations, agreements or conditions herein contained may be waived by the Parties to whom such compliance is owed by an instrument signed by such Parties and expressly identified as a waiver, but not in any other manner. No waiver of, consent to a change in, or any delay in timely exercising any rights arising from, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 11.7 Assignment. No Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other Parties (which consent may be withheld for any reason) and any transfer or delegation made without such consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

Section 11.8 Entire Agreement. This Agreement (including, for purposes of certainty, the Appendices, Exhibits and Schedules attached hereto), the other Transaction Documents, and any other documents to be executed hereunder, constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 11.9 Amendment. This Agreement may be amended or modified only by an agreement in writing executed by all Parties and expressly identified as an amendment or modification.

Section 11.10 No Third Party Beneficiaries. Except for D&O Indemnified Parties, the Company Unitholder solely with respect to Section 8.1, the Nonparty Affiliates solely with respect to Section 11.14 and the rights expressly provided in Section 5.1(d) to the Persons described therein, nothing in this Agreement shall entitle any Person other than Parent, Merger Sub and the Company to any claim, cause of action, remedy, or right of any kind.

Section 11.11 Construction. The Parties acknowledge that (a) the Parties have had the opportunity to exercise business discretion in relation to the negotiation of the details of the Transactions, (b) this Agreement is the result of arms-length negotiations from equal bargaining positions and (c) the Parties and their respective counsel participated in the preparation and negotiation of this Agreement. Any rule of construction that a contract be construed against the drafter shall not apply to the interpretation or construction of this Agreement.

Section 11.12 Limitation on Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY, EXCEPT FOR ANY LOSSES INCURRED BY THIRD PARTIES FOR WHICH INDEMNIFICATION IS SOUGHT UNDER THE TERMS OF THIS AGREEMENT, NONE OF THE PARTIES OR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE ENTITLED TO CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS AND, EXCEPT AS OTHERWISE PROVIDED IN THIS SENTENCE, EACH OF THE PARTIES FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, HEREBY EXPRESSLY WAIVES ANY RIGHT TO CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS.

Section 11.13 Conspicuous & Headings. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS AGREEMENT IN BOLD-TYPE OR ALL-CAPS FONT ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW. The headings of the several articles and sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 11.14 Nonparty Affiliates. Except in the case of Fraud or to the extent otherwise set forth in the Confidentiality Agreement, all liabilities or Actions (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement. No Person who is not a party to this Agreement, including any past, present or future equityholder, Affiliate, Representative, successor or assignee of, and any financial advisor or lender to, any Party, or any past, present or future equityholder, Affiliate, Representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any liabilities or Actions arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach (other than as set forth in the Confidentiality Agreement), and, to the maximum extent permitted by Law, each Party hereby waives and releases all such liabilities or Actions against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by Law, except to the extent otherwise set forth in the Confidentiality Agreement, each Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to, this Agreement. For the avoidance of doubt, nothing in this Agreement shall limit the recourse of any Party or any of its Affiliates in respect of Fraud.

Section 11.15 Conflicts and Privilege. The Parties agree that, as to all communications among Kirkland & Ellis LLP (“Kirkland”), on the one hand, and the Company Unitholder, the Company and any of its Subsidiaries and their respective direct and indirect equity holders and Affiliates, on the other hand, that relate to the negotiation of this Agreement or any other Transaction Document or any of the Transactions, are subject to attorney-client privilege and the expectation of client confidence belongs to the Company Unitholder and may be Controlled by the Company Unitholder and shall not pass to or be claimed by Parent, the Surviving Company or any of their respective Subsidiaries from and after the Closing. Notwithstanding the foregoing, in the event that a dispute arises between Parent, the Surviving Company or any of their respective Subsidiaries and a Third Party other than another Party or such Party’s equityholders or Affiliates after the Closing, the Surviving Company and its Subsidiaries may assert the attorney-client privilege to prevent disclosure of confidential communications by Kirkland to such Third Party; provided, however, that the Surviving Company and its Subsidiaries may not waive such privilege without the prior written consent of the Company Unitholder (which consent may be given or withheld in the Company Unitholder’s sole discretion).

Section 11.16 Time of Essence. This Agreement contains a number of dates and times by which performance or the exercise of rights is due, and the Parties intend that each and every such date and time be the firm and final date and time, as agreed. For this reason, each Party hereby waives and relinquishes any right it might otherwise have to challenge its failure to meet any performance or rights election date applicable to it on the basis that its late action constitutes substantial performance, to require the other Party to show prejudice, or on any equitable grounds. Without limiting the foregoing, time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day that is a Business Day.

Section 11.17 Severability. The invalidity or unenforceability of any term or provision of this Agreement in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction and the remaining terms and provisions shall remain in full force and effect, unless doing so would result in an interpretation of this Agreement that is manifestly unjust.

Section 11.18 Disclosure Schedules. Any fact or item disclosed in any section of the Disclosure Schedules delivered by a Party shall be deemed disclosed in each other section of the Disclosure Schedules delivered by such Party to which such fact or item may apply so long as it is reasonably apparent that such disclosure is applicable to such other section of the Disclosure Schedule delivered by such Party. The headings contained in each Disclosure Schedule are for convenience of reference only and shall not be deemed to modify or influence the interpretation of the information contained in a Disclosure Schedule or this Agreement. The Disclosure Schedules are not intended to constitute, and shall not be construed as, an admission or indication that any such fact or item is required to be disclosed. Neither the specification of any Dollar amount in the representations and warranties contained in this Agreement nor the inclusion of any fact or item disclosed in the Disclosure Schedules shall by reason only of such inclusion be deemed to be material, to establish any standard of materiality or to define further the meaning of such terms for purposes of this Agreement; and no Party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in the Disclosure Schedules in any dispute or controversy as to whether any obligation, item or matter not described or included in the Disclosure Schedules is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or threatened) or is within or outside of the ordinary course of business. The Disclosure Schedules shall not be deemed to expand in any way the scope or effect of any of representations, warranties, covenants or agreements contained in this Agreement. Any item of information, matter or document disclosed or referenced in, or attached to, the Disclosure Schedules shall not constitute, or be interpreted to expand the scope of the Parties’ respective representations and warranties, covenants, conditions or agreements contained in this Agreement. Matters reflected in the Disclosure Schedules are not necessarily limited to matters required by this Agreement to be reflected herein and may be included solely for informational purposes. No disclosure on a Disclosure Schedule relating to any possible breach or violation of any Contract or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. The information contained in the Disclosure Schedules shall be kept strictly confidential by the Parties and no Third Party may rely on any information disclosed or set forth therein. Moreover, in disclosing the information in the Disclosure Schedules, each and every Party expressly does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed therein.

Section 11.19 Specific Performance. The Parties agree that irreparable Damage would occur, for which no adequate remedy at law would exist and for which monetary Damages would be inadequate, in the event that any of the provisions of this Agreement were not performed by the Parties in accordance with their specific terms or were otherwise breached by the Parties. It is accordingly agreed that, unless and until (subject to the provisions of this Agreement which expressly survive termination hereof) the Company or Parent has terminated this Agreement in accordance with Section 7.1, the Company, on one hand, and Parent and Merger Sub, on the other hand, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (including the obligation to consummate the Transactions, subject to the terms and conditions of this Agreement) in addition to any other remedy to which such Party is entitled at law or in equity. Each of the Parties hereby irrevocably waives any requirement for the security or posting of any bond in connection with such relief. The Parties acknowledge and agree that if the Company or Parent exercises its right to terminate this Agreement pursuant to Section 7.1, then such Person shall not thereafter have the right to specific performance pursuant to this Section 11.19 (other than to enforce the performance of such other Party’s obligations under this Agreement that expressly continue following termination of this Agreement). To the extent any Party brings any Action before a Governmental Authority to enforce specifically the performance of the terms and provisions of this Agreement or any other Transaction Document prior to the Closing, the Outside Date shall automatically be extended by (i) the amount of time during which such Action is pending plus an additional 20 Business Days or (ii) such other time period established by the Governmental Authority presiding over such Action.

*****

IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties on the Execution Date.

COMPANY:

COLGATE ENERGY PARTNERS III, LLC

By:	/s/ James H. Walter
Name:	James H. Walter
Title:	President and Co-Chief Executive Officer

SIGNATURE PAGE TO BUSINESS COMBINATION AGREEMENT

IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties on the Execution Date.

PARENT:

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ Sean R. Smith
Name:	Sean R. Smith
Title:	Chief Executive Officer

MERGER SUB:

CENTENNIAL RESOURCE PRODUCTION, LLC

By:	/s/ Sean R. Smith
Name:	Sean R. Smith
Title:	Chief Executive Officer

SIGNATURE PAGE TO BUSINESS COMBINATION AGREEMENT

IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties on the Execution Date.

Solely for purposes of Section 5.3(d), Section 5.9, Article VIII, Section 9.5(b), Section 9.7(b), Section 10.4(b), Section 10.6(b) and Section 11.4

COMPANY UNITHOLDER:

COLGATE ENERGY PARTNERS III MIDCO, LLC

By:	/s/ James H. Walter
Name: James H. Walter
Title: President and Co-Chief Executive Officer

SIGNATURE PAGE TO BUSINESS COMBINATION AGREEMENT

Appendix A

DEFINITIONS

“A&R LLC Agreement” has the meaning set forth in Section 2.5.

“A&R Parent Charter” has the meaning set forth in the Recitals.

“Acceptable Confidentiality Agreement” means a confidentiality agreement on terms no less favorable to Parent than the terms of the Confidentiality Agreement that does not prohibit compliance by Parent with any of the provisions of Section 5.12 as between the Company, on the one hand, and Parent, on the other hand.

“Action” means any action, demand, charge, claim, litigation, suit, proceeding, investigation (formal or informal), complaint, arbitration, mediation, audit, order or government inquiry (whether in Contract, tort or otherwise, whether civil or criminal and whether brought at law or in equity).

“Advisory Compensation Proposal” has the meaning set forth in Section 4.4.

“Affiliate” means, with respect to any Person, any Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person. Notwithstanding anything to the contrary herein, (a) prior to Closing, the Company and its Subsidiaries shall each be deemed to be Affiliates of the Company Unitholder, and not Parent, (b) from and after Closing, the Surviving Company and each of the Surviving Company’s Subsidiaries shall be deemed to be Affiliates of Parent, (c) with respect to the Company Unitholder, the Company and its Subsidiaries, “Affiliate” shall not include any portfolio companies of Pearl Energy Investments or NGP Energy Capital and (d) with respect to Parent and its Subsidiaries, “Affiliate” shall not include any portfolio companies of Riverstone Holdings LLC.

“Aggregate Defect Deductible” has the meaning set forth in Section 2.4.

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Allocated Value” means with respect to the Company Assets, Parent’s good faith allocation of the value of the Merger Consideration distributed among the Subject Wells, which allocation of value is set forth in Schedule A and Schedule B with respect to such Subject Wells.

“Ancillary Agreements” means the A&R LLC Agreement, the Registration Rights Agreement, the Voting Agreement, and any other agreement, instrument or certificate required by, or contemplated in connection with, this Agreement to be executed by any of the Parties, the Company Unitholder or any Company Designee as contemplated by this Agreement, in each case, only as is applicable to the relevant Party or Parties to such Ancillary Agreement, as indicated by the context in which such term is used.

“Antitrust Law” means the Sherman Act, 15 U.S.C. §§ 1-7, as amended; the Clayton Act, 15 U.S.C. §§ 12-27, 29 U.S.C. §§ 52-53, as amended; the HSR Act; the Federal Trade Commission Act, 15 U.S.C. §§ 41-58, as amended; and all other federal, state and foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines, and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

APPENDIX A-96

“Assets” means, wither respect to a Person, (a) all direct and indirect interests in and rights with respect to Hydrocarbon, mineral, water and similar properties of any kind and nature, including all Leases and the interests in lands covered thereby or included in Spacing Units with which the Leases may have been pooled, communitized or unitized, working, leasehold and Mineral Interests and estates and operating rights and royalties, overriding royalties, production payments, net profit interests, carried interests, non-participating royalty interests and other non-working interests and non-operating interests (including all Leases, operating agreements, unitization, communitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, and in each case, interests thereunder), fee interests, reversionary interests, back-in interests, reservations, and concessions, (b) all Wells located on or producing from any of the Leases, Spacing Units, or Mineral Interests and the rights to all Hydrocarbons and other minerals produced therefrom (including the proceeds thereof), (c) all surface interests, easements, surface use agreements, rights-of-way, licenses and Permits, in each case, in connection with Leases, the drilling of Wells or the production, gathering, processing, storage, disposition, transportation or sale of Hydrocarbons, (d) all interests in machinery, equipment (including Well equipment and machinery), production, completion, injection, disposal, gathering, transportation, transmission, treating, processing, and storage facilities (including tanks, tank batteries, pipelines, flow lines, gathering systems and metering equipment), rigs, pumps, water plants, electric plants, platforms, processing plants, separation plants, refineries, testing and monitoring equipment, and other personal property used, in each case, in connection with Leases, the drilling of Wells or the production, gathering, processing, storage, disposition, transportation or sale of Hydrocarbons and (e) all other interests of any kind or character associated with, appurtenant to, or necessary for the operation of any of the foregoing.

“Benefit Plan” means any “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, and any bonus, deferred compensation, incentive compensation, employment, consulting or other compensation agreement, equity, equity purchase or any other equity-based compensation, change in control, retention, stay bonus, termination or severance, sick leave, pay, salary continuation for disability, hospitalization, medical insurance, retiree welfare, life insurance, scholarship, cafeteria, employee assistance, education or tuition assistance, or fringe benefit or other compensation or employee benefit policy, plan, program, agreement or arrangement.

“BLM” means the United States Bureau of Land Management.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the State of Texas.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. 116–136 (116th Cong.) (Mar. 27, 2020), and any amendments thereof.

“Cash Consideration” has the meaning set forth in Section 2.3(b).

APPENDIX A-97

“Centennial Corp.” has the meaning set forth in the Recitals.

“Central Time” means the central time zone of the United States of America.

“Certificate of Merger” has the meaning set forth in Section 2.8.

“Charter Proposal” has the meaning set forth in Section 4.4.

“Closing” has the meaning set forth in Section 2.7.

“Closing Average Share Price” means an amount equal to the volume weighted average closing price of a share of Parent Class A Common Stock on the Exchange for the seven (7) trading days immediately prior to the Closing Date.

“Closing Date” has the meaning set forth in Section 2.7.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble of this Agreement.

“Company Assets” means the Assets owned by the Company and its Subsidiaries.

“Company Benefit Plan” means any Benefit Plan under which any of the Company or any of its Subsidiaries has any current or contingent liability or obligation.

“Company Competing Transaction” has the meaning set forth in Section 5.9(a).

“Company Designees” means the Persons owning, directly or indirectly through ownership of Interests in one or more other Person, Interests in the Company Unitholder.

“Company Disclosure Schedules” has the meaning set forth in Article III.

“Company Execution Date Hedging Portfolio” has the meaning set forth in Section 3.31.

“Company Financial Statements” has the meaning set forth in Section 3.25(a).

“Company Fundamental Representations” means the representations and warranties in Section 3.1 (Existence and Qualification), Section 3.2 (Organizational Power), Section 3.3 (Authorization and Enforceability), Section 3.4(a) (Capitalization) and Section 3.7 (Liability for Brokers’ Fees).

“Company Group Interests” the equity Interests of each of the Company and its Subsidiaries.

“Company Independent Petroleum Engineers” has the meaning set forth in Section 3.18(a).

“Company Material Adverse Effect” means a Material Adverse Effect with respect to the Company and its Subsidiaries, taken as a whole.

“Company Material Contracts” has the meaning set forth in Section 3.11(a).

APPENDIX A-98

“Company RBL” means that certain Credit Agreement, dated as of January 19, 2018, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, by and among the Company, as borrower, Wells Fargo Bank, National Association, as administrative agent and issuing bank, BBVA USA, Fifth Third Bank, National Association, Truist Bank and U.S. Bank National Association, as syndication agents and Citibank, N.A. and Comerica Bank, as documentation agents, the lenders party thereto and Wells Fargo Securities, LLC, as joint lead arranger and sole bookrunner and BBVA USA, Fifth Third Securities, Inc. Truist Securities, Inc. and U.S. Bank National Association, as joint lead arrangers.

“Company Related Party Contract” means any Contract between any of the Company or its Subsidiaries, on the one hand, and the Company Unitholder or any Affiliate of the Company (other than any of the Subsidiaries of the Company), on the other hand.

“Company Reserve Report” has the meaning set forth in Section 3.18.

“Company Unitholder” has the meaning set forth in the Recitals.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated February 2, 2022, by and between the Company and Parent.

“Consent Solicitation” has the meaning set forth in Section 5.2(c).

“Continuing Employees” has the meaning set forth in Section 5.15(a).

“Contracts” means all written contracts, agreements, or other legally binding arrangements, excluding Leases, all surface interests, easements, surface use agreements, rights-of-way, licenses and Permits, and any other instrument creating or memorializing the ownership of any Lease, Well or all surface interests, easements, surface use agreements, rights-of-way, licenses and Permits included in the Company Assets or Parent Assets, as applicable, and excluding the Company Benefit Plans and the Parent Benefit Plans, as applicable.

“Control” or “Controlled” means with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person. The terms “Controls” and “Controlled by” and other derivatives shall be construed accordingly.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” “State of siege, alarm or emergency” or similar lock-down measures, workforce reduction, social distancing, shut down, closure, sequester, workplace safety or similar Law promulgated by any Governmental Authority or actions taken in response to COVID-19 measures promulgated by such Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and Families First Act.

APPENDIX A-99

“D&O Indemnified Parties” has the meaning set forth in Section 5.17(a).

“D&O Provisions” has the meaning set forth in Section 5.17(a).

“Damages” means, subject to Section 11.12, the amount of any actual liability, Loss, cost, expense, claim, award or judgment incurred or suffered by any Person (to be indemnified under this Agreement) arising out of or resulting from such matter, whether attributable to personal injury or death, property damage, contract claims (including contractual indemnity claims), torts, or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants or other agents and experts reasonably incident to matters indemnified against, and the reasonable costs of investigation and monitoring of such matters, and the reasonable costs of enforcement of the indemnity; provided, however, that the term “Damages” shall not include consequential damages (including loss of profits) suffered by the Party claiming indemnification, or any punitive damages (except in connection with any such damages that are incurred by Third Parties for which indemnification is sought under the terms of this Agreement or as otherwise provided herein).

“Defect Cap” has the meaning set forth in Section 2.4.

“Defect Consideration Allocation” has the meaning set forth in Section 2.4.

“Defect Notice Deadline” has the meaning set forth in Section 9.4(a).

“Defect Share Formula” means, for purposes of calculating any reduction to the Share Consideration in accordance with Section 2.4, a number of shares of Parent Class C Common Stock (and an equal number of Surviving Company Units) equal to the product of (a) eighty percent (80%), multiplied by (b) the quotient of (i) the sum of (A) the aggregate Title Defect Values for which the Merger Consideration shall be reduced in accordance with this Agreement plus (B) the aggregate Environmental Defect Values for which the Merger Consideration shall be reduced in accordance with this Agreement, divided by (ii) the Closing Average Share Price, rounded up to the nearest whole share (and unit).

“Defensible Title” has the meaning set forth in Section 9.1.

“Disclosure Schedules” means the Company Disclosure Schedules and the Parent Disclosure Schedules.

“DLLCA” has the meaning set forth in Section 2.2.

“DOJ” means the Department of Justice.

“Dollars” means U.S. Dollars.

“Effective Time” has the meaning set forth in Section 2.8.

“Encumbrance” means any defect, encumbrance, charge, claim, license, limitation, condition, equitable interest, mortgage, deed of trust, lien, pledge, security interest, right of first refusal and/or

APPENDIX A-100

right of first offer, pre-emptive right, adverse claim or restriction of any kind, including any restriction on or transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership of real or personal property.

“Environmental Defect” has the meaning set forth in Section 10.1.

“Environmental Defect Escrow Amount” has the meaning set forth in Section 10.4(c).

“Environmental Defect Share Formula” means, with respect to Environmental Defects for which the Environmental Defect Value shall be deposited with the Escrow Agent in accordance with Section 10.4(c), a number of shares of Parent Class C Common Stock (and an equal number of Surviving Company Units) equal to the product of (a) eighty percent (80%), multiplied by (b) the quotient of (i) the Environmental Defect Escrow Amount, divided by (ii) the Closing Average Share Price, rounded up to the nearest whole share (and unit).

“Environmental Defect Threshold” has the meaning set forth in Section 10.4(d).

“Environmental Defect Value” has the meaning set forth in Section 10.2.

“Environmental Disputed Matters” has the meaning set forth in Section 10.6(a).

“Environmental Expert” has the meaning set forth in Section 10.6(b).

“Environmental Laws” means, as the same have been amended as of or prior to the Execution Date, any Law (including common law) applicable to the Company Assets or Parent Assets, as applicable, relating to pollution, the protection or restoration of the environment, natural resources or, as such relates to management of or exposure to Hazardous Substances, health and safety.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any person or entity under common Control with any the Company or any of its Subsidiaries within the meaning of Section 414(b), (c), (m), or (o) of the Code and the rules and regulations issued thereunder.

“Escrow Agent” means an escrow agent mutually agreeable to the Parties.

“Exchange” means NASDAQ.

“Exchange Act” means the United States Securities Act of 1934, as amended, together with the rules and regulations of the SEC promulgated thereunder.

“Exchange Proposal” has the meaning set forth in Section 4.4.

“Execution Date” has the meaning set forth in Preamble of this Agreement.

“Filed SEC Documents” has the meaning set forth in Article IV.

APPENDIX A-101

“Financial Advisory Fees” means, with respect to a Party, all investment bankers’ fees and out-of-pocket expenses related thereto incurred by or on behalf of such Party in connection with the negotiations and execution of this Agreement and the other Transaction Documents, the performance of such Party’s obligations hereunder and thereunder and the consummation of the Transactions hereunder and thereunder.

“Financial Statements” has the meaning set forth in Section 4.26(a).

“Fraud” means actual fraud by a Party, which involves a knowing and intentional or willful misrepresentation or omission of a material fact with respect to the making of any (a) representation or warranty set forth in Article III or confirmed in the certificate delivered by the Company at Closing pursuant to Section 6.3(c), or (b) Article IV or confirmed in the certificate delivered by Parent and Merger Sub at Closing pursuant to Section 6.2(c), as applicable, and in each case, with the express intention that the other Party hereto rely thereon to such Person’s detriment, and does not include any fraud claim based on negligent misrepresentation, recklessness or any equitable fraud or promissory fraud.

“FTC” means the Federal Trade Commission.

“Future Location” shall mean, for each Future Well identified on Schedule A, the location for such Future Well set forth on Schedule A.

“Future Well” shall mean a well identified on Schedule A (under the column heading “Reserve Category” as “Undeveloped”) to be drilled in the future on a Future Location identified for such well to the extent such well is drilled within the applicable Target Formation identified on Schedule A and assuming such well had been drilled and completed as of the Execution Date and at a location within the “DSU” for such Future Well described on Schedule A.

“GAAP” means United States generally accepted accounting principles as in effect from time to time.

“Governmental Authority” means any instrumentality, subdivision, court, administrative agency, commission, official or other authority of the United States or any other country or any state, province, prefect, municipality, locality or other government or political subdivision thereof, or any quasi-governmental or private body exercising any administrative, executive, judicial, legislative, arbitral, police, regulatory, taxing, importing or other governmental or quasi-governmental authority or any public or private arbitral body.

“Granting Party” has the meaning set forth in Section 5.1.

“Granting Party Contact” has the meaning set forth in Section 5.1.

“Hazardous Substances” means any pollutants, contaminants, substances, materials, wastes, constituents, compounds or chemicals that are regulated by, or form the basis of liability under, any Environmental Laws due to their hazardous or toxic characteristics, including asbestos-containing materials, poly-chlorinated bi-phenyls, or per- or poly-fluoroalkyl substances.

APPENDIX A-102

“Hedging Transaction” means a transaction that is (a) a swap, basis swap, option, forward contract, collar, three-way collar, or similar transaction entered into “over-the-counter,” (b) involving, or settled by reference to, one or more commodities and (c) intended to hedge the risks associated with the production of Hydrocarbons.

“Holdings” has the meaning set forth in the Recitals.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder.

“Hydrocarbons” means oil, gas, condensate and other gaseous and liquid hydrocarbons or any combination thereof, and all minerals, products and substances extracted, separated, processed and produced therefrom or therewith.

“Incentive Unit” has the meaning set forth in Section 3.4(b).

“Indebtedness” of any Person means, without duplication: (a) indebtedness of such Person for borrowed money, (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person, (c) obligations of such Person with respect to unpaid management fees, (d) all deposits and monies received in advance, (e) indebtedness evidenced by notes, debentures, bonds, or other similar instruments, (f) obligations of such Person to pay the deferred purchase price of goods and services, including any earn out liabilities associated with past acquisitions, (g) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person, (h) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and (i) indebtedness of others as described in clauses (a) through (h) above guaranteed by such Person or for which such Person is liable as obligor, surety, by Contract, or otherwise; but Indebtedness does not include accounts payable to trade creditors or accrued expenses, in each case arising in the ordinary course of business consistent with past practice and that are not yet due and payable, or are being disputed in good faith, and the endorsement of negotiable instruments for collection in the ordinary course of business.

“Inspecting Party” has the meaning set forth in Section 5.1.

“Intellectual Property Rights” means intellectual property rights in any of the following to the extent subject to protection under applicable Law: (a) trademarks, service marks, logos and trade names; (b) patents; (c) copyrights; (d) internet domain names; (e) trade secrets and other proprietary and confidential information; and (f) any registrations or applications for registration for any of the foregoing.

“Interests” means, with respect to any Person: (a) capital stock, membership interests, units, partnership interests, other equity interests, rights to profits or revenue and any other similar interest of such Person (including the right to participate in the management and business and affairs or otherwise Control such Person); (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing; and (c) any right (contingent or otherwise) to subscribe for, purchase or otherwise acquire any of the foregoing.

“Kirkland” has the meaning set forth in Section 11.15.

APPENDIX A-103

“Knowledge” means, with respect to the Company, the information actually and personally known by the individuals set forth on Section 1.2 of the Company Disclosure Schedules after reasonable inquiry and, with respect to Parent and Merger Sub, the information actually and personally known by the individuals set forth on Section 1.2 of the Parent Disclosure Schedules after reasonable inquiry.

“Labor Agreement” means any collective bargaining agreement or other Contract with any labor union, labor organization, or works council.

“Laws” means all statutes, laws, ordinances, regulations, rules, codes, injunctions, judgments, decrees, rulings, awards, writs, or orders of any Governmental Authority.

“Leases” means, with respect to a Person, all Hydrocarbon and mineral leases and subleases, royalties, overriding royalties, net profits interests, Mineral Interests, carried interests, and other rights to Hydrocarbons in place, and mineral servitudes, and all leases, subleases, licenses or other occupancy or similar agreements under which such Person acquires or obtains operating rights in and to Hydrocarbons.

“Losses” means all losses, costs, liabilities, obligations, expenses, fines, penalties, interest, payments, charges, indebtedness for borrowed money, expenditures, claims, awards, settlements, judgments, Damages, reasonable and documented out-of-pocket attorneys’ fees and reasonable out-of-pocket expenses of investigating, defending and prosecuting litigation.

“Material Adverse Effect” means, with respect to any Person, any change, circumstance, development, state of facts, effect, or condition that, individually or in the aggregate, (a) has been, or would be reasonably be expected to be, materially adverse to the business, liabilities, financial condition or results of operations of such Person, or (b) materially and adversely affects the ability of such Person to consummate the Transactions or would reasonably be expected to do so; provided, however, that none of the following, either alone or in combination, shall be deemed to constitute or contribute to a Material Adverse Effect, or otherwise be taken into account in determining whether a Material Adverse Effect has occurred or is existing: (i) any change or prospective change in applicable Laws or accounting standards or the interpretation or enforcement thereof first announced or proposed after the date of this Agreement; (ii) any change in economic, political, or business conditions or financial, credit, debt, or securities market conditions generally, including changes in supply, demand, interest rates, exchange rates, commodity prices (including Hydrocarbons), electricity prices, or fuel costs, sand or proppants; (iii) any legal, regulatory, or other change generally affecting the industries, industry sectors, or geographic sectors of such Person, including any change in the prices of oil, natural gas, or other Hydrocarbon products, any increase in operating costs or capital expenses or any reduction in drilling activity or production or the demand for related gathering, processing, transportation, and storage services; (iv) any change directly resulting or arising from the execution or delivery of this Agreement or the other Transaction Documents, the consummation of the Transactions, or the announcement or other publicity or pendency with respect to any of the foregoing (including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, or regulators); (v) any change resulting or arising from hostilities, war, sabotage, terrorism, or the escalation of any of the foregoing; (vi) any epidemic, pandemic, disease outbreak (including the COVID-19 virus) or other public health crisis or public health event, including any

APPENDIX A-104

COVID-19 Measures, or the worsening of any of the foregoing; (vii) any disruption in the purchase or transportation of crude oil or natural gas produced or otherwise sold by such Person or its Subsidiaries as a result of any shutdown, interruption or declaration of force majeure by any pipeline operator or other purchaser of such products; (viii) natural declines in well performance or reclassification or recalculation of reserves in the ordinary course of business; (ix) seasonal reductions in revenues and/or earnings of such Person or any of its Subsidiaries in the ordinary course of their respective businesses; (x) any actions taken or omitted to be taken or, in each case, any change resulting or arising from any such action or omission, by a Party at the written direction of the other Parties (for the avoidance of doubt any action by, or omission of, a Party for which such Party sought or requested, and the other Parties provided, consent shall not be deemed to be “at the written direction of” such Party) or that was required or otherwise expressly contemplated by this Agreement; (xi) any change, in and of itself, in the market price or trading volume of such Person’s securities; (xii) any failure, in and of itself, by such Person to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings, production or other financial or operating metrics for any period (it being understood that the events, changes, circumstances, occurrences or effects giving rise to or contributing to such failure may be deemed to constitute or be taken into account in determining whether there has occurred or would occur a Material Adverse Effect); or (xiii) any change resulting or arising from the taking of, or failure to take, any action by a Party or any of its Affiliates, required or otherwise expressly contemplated by this Agreement or consented to or requested by the other Party in writing; provided that the exceptions in clauses (i), (ii), (iii), (v) and (vi) above shall apply only to the extent that such changes do not have a disproportionate impact on such Person as compared to other Persons in the oil and gas industry related to similarly situated operations in the geographic region in which such Person’s assets are located, and then shall apply only to the extent of such disproportionate impact.

“Merger” has the meaning set forth in the recitals.

“Merger Consideration” has the meaning set forth in Section 2.3(b).

“Merger Sub” has the meaning set forth in the Preamble of this Agreement.

“Merger Sub LLCA” means that certain Fifth Amended and Restated Limited Liability Company Agreement of Merger Sub, dated as of October 11, 2016, by and among Merger Sub, Parent, and the other parties thereto, as amended.

“Mineral Interests” means any fee mineral interests or an undivided fee mineral interest, mineral interests, non-participating royalty interests, term mineral interests, coalbed methane interests, oil interests, gas interests, reversionary interests, reservations, concessions, executive rights or other similar interests in Hydrocarbons in place or other fee interests in Hydrocarbons.

“Net Revenue Interest” means (a) with respect to any Subject Well set forth on Schedule A or other Well included in the Company Assets that interest of the Company and its Subsidiaries in Hydrocarbons produced and marketed from or attributable to such Subject Well or Well, after giving effect to all royalties and other burdens on production and (b) with respect to any Well included in the Parent Assets, that interest of Parent and its Subsidiaries in Hydrocarbons produced and marketed from or attributable to such Well, after giving effect to all royalties and other burdens on production.

APPENDIX A-105

“Nonparty Affiliates” has the meaning set forth in Section 11.14.

“Notice of Environmental Defect” has the meaning set forth in Section 10.3(b).

“Notice of Title Defect” has the meaning set forth in Section 9.4(b).

“Open Environmental Defect” has the meaning set forth in Section 10.5(a).

“Open Title Defect” has the meaning set forth in Section 9.6(a).

“Order” means any final order, award, judgment, injunction, decree or writ entered, issued, made or rendered by any Governmental Authority.

“Organizational Documents” means (a) with respect to a corporation, the charter, Articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement thereof and (d) with respect to any other Person, the organizational, constituent or governing documents or instruments of such Person.

“Outside Date” has the meaning set forth in Section 7.1(b).

“Parent” has the meaning set forth in the Preamble of this Agreement.

“Parent 401(k) Plan” has the meaning set forth in Section 5.15(d).

“Parent Acquisition Agreement” has the meaning set forth in Section 5.12(a).

“Parent Acquisition Proposal” means any bona fide proposal, whether or not in writing, for the (i) direct or indirect acquisition or purchase of a business or assets that constitutes fifteen percent (15%) or more of the net revenues, net income or the assets (based on the fair market value thereof) of Parent and its Subsidiaries, taken as a whole, (ii) direct or indirect acquisition or purchase of fifteen percent (15%) or more of any class of equity securities or capital stock of Parent or any of its Subsidiaries whose business constitutes fifteen percent (15%) or more of the net revenues, net income or assets of Parent and its Subsidiaries, taken as a whole, or (iii) merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares of capital stock, tender offer, exchange offer, recapitalization, stock repurchase program or other similar transaction that if consummated would result in any Person or Persons beneficially owning fifteen percent (15%) or more of any class of equity securities of Parent or any of its Subsidiaries whose business constitutes fifteen percent (15%) or more of the net revenues, net income or assets of Parent and its Subsidiaries, taken as a whole, other than the Transactions.

“Parent Assets” means the Assets owned by Parent and its Subsidiaries.

“Parent Benefit Plan” means any Benefit Plan under which any of Parent or any of its Subsidiaries has any current or contingent liability or obligation.

APPENDIX A-106

“Parent Board” has the meaning set forth in the recitals.

“Parent Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of Parent.

“Parent Class C Common Stock” means the Class C common stock, par value $0.0001 per share, of Parent.

“Parent Common Stock” means the Parent Class A Common Stock and Parent Class C Common Stock, collectively.

“Parent Disclosure Schedules” has the meaning set forth in Article IV.

“Parent ESPP” means the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan.

“Parent Execution Date Hedging Portfolio” has the meaning set forth in Section 4.32.

“Parent Fundamental Representations” means Section 4.1 (Existence and Qualification), Section 4.2 (Organizational Power), Section 4.3 (Authorization and Enforceability), Section 4.5(a), Section 4.5(f) (Capitalization; Merger Sub) and Section 4.7 (Liability for Brokers’ Fees).

“Parent Independent Petroleum Engineers” has the meaning set forth in Section 4.19(a).

“Parent Intervening Event” means a material event, fact, circumstance, development or occurrence not related to a Parent Acquisition Proposal that is not known or reasonably foreseeable to or by the Parent Board as of the date of this Agreement, which event, fact, circumstance, development or occurrence becomes known to the Parent Board prior to obtaining the Parent Stockholder Approval. Notwithstanding the foregoing, in no event shall the following events, changes or developments constitute a Parent Intervening Event: (i) changes in the market price or trading volume of Parent Common Stock or any other securities of Parent, (ii) changes after the date hereof in general economic or business conditions (including, without limitation, the price of oil, natural gas and other commodities) in the United States or elsewhere in the world or (iii) any change in credit rating of Parent or the Company or the fact that Parent or the Company meets, fails to meet, or exceeds internal or published estimates, projections, forecasts or predictions for any period (it being understood that the underlying cause thereof may constitute a Parent Intervening Event).

“Parent Material Adverse Effect” means a Material Adverse Effect with respect to Parent and its Subsidiaries, taken as a whole.

“Parent Material Contracts” has the meaning set forth in Section 4.12(a).

“Parent Notice” has the meaning set forth in Section 5.12(b).

“Parent Notice of Change” has the meaning set forth in Section 5.12(c).

APPENDIX A-107

“Parent Option” means each stock option granted and exercisable pursuant to the Parent Stock Plan pursuant to which the holder of such stock option has a right to receive shares of Parent Class A Common Stock following the vesting of such stock option.

“Parent PSU” means each performance-based restricted stock unit granted pursuant to the Parent Stock Plan that vests based on the achievement of performance targets and pursuant to which the holder of such performance-based restricted stock unit has a right to receive shares of Parent Class A Common Stock or the cash equivalent thereof following the vesting or lapse of restrictions applicable to such performance-based restricted stock unit.

“Parent Recommendation” has the meaning set forth in Section 5.11(c).

“Parent Recommendation Change” has the meaning set forth in Section 5.12(b).

“Parent Related Party Contract” means any Contract between any of Parent or its Subsidiaries, on the one hand, and a Parent Stockholder or any Affiliate of Parent (other than any of the Subsidiaries of the Company), on the other hand.

“Parent Reserve Report” has the meaning set forth in Section 4.19.

“Parent Restricted Stock” means shares of restricted stock granted pursuant to the Parent Stock Plan pursuant to which the holder has a right to receive shares of Parent Class A Common Stock following the vesting or lapse of restrictions applicable to such restricted stock.

“Parent Stock Consideration” has the meaning set forth in Section 2.3(b).

“Parent Stock Plan” means the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan, as amended and restated.

“Parent Stockholder” means, prior to the Effective Time, a holder of any shares of Parent Common Stock.

“Parent Stockholder Approval” has the meaning set forth in Section 4.4.

“Parent Stockholders’ Meeting” has the meaning set forth in Section 5.11(c).

“Parent Trading Price” means the average of the closing prices per share of Parent Common Stock on the Exchange (as reported in the New York City edition of The Wall Street Journal or, if not reported thereby, as reported in another authoritative source mutually agreed by the Company and Parent) for the five (5) full trading days ending on the second (2nd) Business Day prior to the Closing Date. For all purposes of this Agreement, the Parent Trading Price shall be calculated to the nearest one-hundredth of one cent.

“Party” and “Parties” have the meanings set forth in the Preamble of this Agreement.

“Pass Through Number” has the meaning set forth in Section 2.3(a).

“Pass-Through Tax Return” means any Tax Return of the Company or any of its Subsidiaries in respect of which items of income, gain, loss deduction or credit are passed through, directly or indirectly, to the Company Unitholder or any of its direct or indirect owners under applicable Law.

APPENDIX A-108

“Permits” means federal, state and local government licenses, permits, registrations, franchises, orders, consents, approvals, variances, waivers, exemptions and other authorizations by, or filings with, any Governmental Authority.

“Permitted Encumbrances” means any or all of the following:

(a) royalties and any overriding royalties, net profits interests, free gas arrangements, production payments, reversionary interests, back-in interests and other similar burdens on production to the extent that the net cumulative effect of such burdens does not (i) with respect to the Company Assets (A) reduce the Company and its Subsidiaries’ Net Revenue Interest in a Company Asset below that shown in the Company Reserve Report, or Schedule A, or (B) increase the Company and its Subsidiaries’ Working Interest in a Company Asset above that shown in the Company Reserve Report or Schedule A, without a proportionate increase in the Net Revenue Interest of the Company and its Subsidiaries or (ii) with respect the Parent Assets (A) reduce Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset below that shown in the Parent Reserve Report, or (B) increase Parent’s and its Subsidiaries’ Working Interest in a Parent Asset above that shown in the Parent Reserve Report, without a proportionate increase in the Net Revenue Interest of Parent and its Subsidiaries;

(b) all unit agreements, pooling agreements, operating agreements, farmout agreements, Hydrocarbon production sales contracts, division orders and other contracts, agreements and instruments applicable to the Company Asset or Parent Asset, as applicable, to the extent that the net cumulative effect of such instruments does not (i) with respect to the Company Assets (A) reduce the Company and its Subsidiaries’ Net Revenue Interest in a Company Asset below that shown in the Company Reserve Report, or Schedule A, or (B) increase the Company and its Subsidiaries’ Working Interest in a Company Asset above that shown in the Company Reserve Report or Schedule A, without a proportionate increase in the Net Revenue Interest of the Company and its Subsidiaries or (ii) with respect the Parent Assets (A) reduce Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset below that shown in the Parent Reserve Report, or (B) increase Parent’s and its Subsidiaries’ Working Interest in a Parent Asset above that shown in the Parent Reserve Report, without a proportionate increase in the Net Revenue Interest of Parent and its Subsidiaries;

(c) consent requirements, change of control provisions, tag-along rights, drag-along rights;

(d) liens for Taxes or assessments not yet due and payable or being contested in good faith for which adequate reserves are maintained and reflected in the applicable Person’s financial statements;

(e) materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s and other similar liens or charges arising in the ordinary course of business for amounts not yet delinquent or if delinquent, being contested reasonably and by appropriate actions, and for which adequate cash reserves are maintained for the payment thereof in accordance with GAAP (including any amounts being withheld as provided by Law) and are reflected in the applicable Person’s financial statements;

APPENDIX A-109

(f) all rights to consent, by required notices to, filings with, or other actions by Governmental Authorities that do not apply to the Transactions or, if they do apply, are customarily obtained subsequent to the closing of transactions that are similar to the Transactions if such Governmental Authority is, pursuant to applicable Law, without discretion to refuse to grant such consent if specifically enumerated conditions set forth in such applicable Law are satisfied;

(g) excepting circumstances where such rights have already been triggered, rights of reassignment arising upon final intention to abandon or release the Assets, or any of them;

(h) easements, rights-of-way, covenants, servitudes, Permits, surface leases and other rights in respect of surface operations that do not, individually or in the aggregate, materially interfere with the use, development, or ownership of the Assets subject thereto or affected thereby and do not (i) with respect to the Company Assets (A) reduce the Company and its Subsidiaries’ Net Revenue Interest in a Company Asset below that shown in the Company Reserve Report, or Schedule A, or (B) increase the Company and its Subsidiaries’ Working Interest in a Company Asset above that shown in the Company Reserve Report or Schedule A, without a proportionate increase in the Net Revenue Interest of the Company and its Subsidiaries or (ii) with respect the Parent Assets (A) reduce Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset below that shown in the Parent Reserve Report, or (B) increase Parent’s and its Subsidiaries’ Working Interest in a Parent Asset above that shown in the Parent Reserve Report, without a proportionate increase in the Net Revenue Interest of Parent and its Subsidiaries;

(i) gas balancing and other production balancing obligations, and obligations to balance or furnish make-up Hydrocarbons under Hydrocarbon sales, gathering, processing or transportation contracts;

(j) all rights reserved to or vested in any Governmental Authorities to control or regulate any of the Assets in any manner or to assess Tax with respect to the Company Assets or Parent Assets, as applicable, the ownership, use or operation thereof, or revenue, income or capital gains with respect thereto, and all obligations and duties under all applicable Laws of any such Governmental Authority or under any franchise, grant, license or Permit issued by any Governmental Authority;

(k) any lien, charge or other Encumbrance on or affecting the Company Assets or Parent Assets, as applicable that is discharged (i) with respect to the Company Assets, by the Company or its Subsidiaries at or prior to Closing at no expense to Company, its Subsidiaries, Parent or Merger Sub, or (ii) with respect to the Parent Assets, by Parent or its Affiliates at or prior to Closing at no expense to the Company and its Subsidiaries;

(l) the terms and conditions of the Leases, including any depth limitations or similar limitations that may be set forth therein that do not, individually or in the aggregate (i) with respect to the Company Assets (A) reduce the Company and its Subsidiaries’ Net Revenue Interest in a Company Asset below that shown in the Company Reserve Report, or Schedule A, or (B) increase the Company and its Subsidiaries’ Working Interest in a Company Asset above that

APPENDIX A-110

shown in the Company Reserve Report or Schedule A, without a proportionate increase in the Net Revenue Interest of the Company and its Subsidiaries or (ii) with respect the Parent Assets (A) reduce Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset below that shown in the Parent Reserve Report, or (B) increase Parent’s and its Subsidiaries’ Working Interest in a Parent Asset above that shown in the Parent Reserve Report, without a proportionate increase in the Net Revenue Interest of Parent and its Subsidiaries;

(m) the terms and conditions of the Contracts that do not, individually or in the aggregate, (i) materially detract from the value of or materially interfere with the use, development, or ownership of the Company Assets or Parent Assets, as applicable, subject thereto or affected thereby, (ii) with respect to the Company Assets (A) reduce the Company and its Subsidiaries’ Net Revenue Interest in a Company Asset below that shown in the Company Reserve Report, or Schedule A, or (B) increase the Company and its Subsidiaries’ Working Interest in a Company Asset above that shown in the Company Reserve Report or Schedule A, without a proportionate increase in the Net Revenue Interest of the Company and its Subsidiaries or (iii) with respect the Parent Assets (A) reduce Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset below that shown in the Parent Reserve Report, or (B) increase Parent’s and its Subsidiaries’ Working Interest in a Parent Asset above that shown in the Parent Reserve Report, without a proportionate increase in the Net Revenue Interest of Parent and its Subsidiaries;

(n) zoning and planning ordinances and municipal regulations;

(o) any statutory liens created under the Laws of the State of Texas or New Mexico and any Encumbrances created under the operating agreements or by operation of Law, in each case, in respect of obligations that are not yet due;

(p) depth severances to the extent that they do not, individually or in the aggregate (i) with respect to the Company Assets (A) reduce the Company and its Subsidiaries’ Net Revenue Interest in a Company Asset below that shown in the Company Reserve Report, or Schedule A, or (B) increase the Company and its Subsidiaries’ Working Interest in a Company Asset above that shown in the Company Reserve Report or Schedule A, without a proportionate increase in the Net Revenue Interest of the Company and its Subsidiaries or (ii) with respect the Parent Assets (A) reduce Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset below that shown in the Parent Reserve Report, or (B) increase Parent’s and its Subsidiaries’ Working Interest in a Parent Asset above that shown in the Parent Reserve Report, without a proportionate increase in the Net Revenue Interest of Parent and its Subsidiaries;

(q) any Encumbrances created by Law or reserved in the Leases for royalties, bonus or rental, or created to secure compliance with the terms of the Leases;

(r) the terms and conditions of, and any rights of Third Parties to back into any interest in the Company Assets or Parent Assets, as applicable to the extent that they do not, individually or in the aggregate (i) with respect to the Company Assets (A) reduce the Company and its Subsidiaries’ Net Revenue Interest in a Company Asset below that shown in the Company Reserve Report, or Schedule A, or (B) increase the Company and its Subsidiaries’ Working Interest in a Company Asset above that shown in the Company Reserve Report or Schedule A, without a proportionate increase in the Net Revenue Interest of the Company and its Subsidiaries

APPENDIX A-111

or (ii) with respect the Parent Assets (A) reduce Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset below that shown in the Parent Reserve Report, or (B) increase Parent’s and its Subsidiaries’ Working Interest in a Parent Asset above that shown in the Parent Reserve Report, without a proportionate increase in the Net Revenue Interest of Parent and its Subsidiaries;

(s) any defect arising out of a lack of corporate or entity authorization, arising from a failure to recite marital status or arising out of omissions of successions of heirship or estate proceedings, except in each case where evidence is available that reasonably supports a Third Party’s claim to superior title;

(t) lack of a survey of the surface of the Company Assets or Parent Assets, as applicable, unless a survey is required by Law;

(u) any matter that has been cured, released or waived by any Law of limitation or prescription, including adverse possession and the doctrine of laches, in each case, and which can be substantiated by the affirmative ruling of a court of competent jurisdiction;

(v) failure to record Leases issued by any Governmental Authority (which, for the avoidance of doubt, includes any state agency or any successor agency thereto) in the real property, conveyance, or other records of the county in which such Leases are located, provided that the instruments evidencing the conveyance of such title to the Company or any of its Subsidiaries, or Parent and its Affiliates, as applicable, from its immediate predecessor in title are recorded with the Governmental Authority that issued any such Lease;

(w) rights of any (i) common owner of any interest in any fee mineral interest as tenants in common or through common ownership that do not (x) with respect to the Company Assets (A) reduce the Company and its Subsidiaries’ Net Revenue Interest in a Company Asset below that shown in the Company Reserve Report, or Schedule A, or (B) increase the Company and its Subsidiaries’ Working Interest in a Company Asset above that shown in the Company Reserve Report or Schedule A, without a proportionate increase in the Net Revenue Interest of the Company and its Subsidiaries or (y) with respect the Parent Assets (A) reduce Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset below that shown in the Parent Reserve Report, or (B) increase Parent’s and its Subsidiaries’ Working Interest in a Parent Asset above that shown in the Parent Reserve Report, without a proportionate increase in the Net Revenue Interest of Parent and its Subsidiaries, or (ii) common owner of any interest in surface rights currently held by the Company or its Subsidiaries, or Parent and its Affiliates, as applicable and such common owner as tenants in common or through common ownership;

(x) (i) lack of a division order or an operating agreement covering any Company Asset or Parent Asset, as applicable (including portions of an Asset that were formerly within a unit but which have been excluded from the unit as a result of a contraction of the unit) or (ii) failure to obtain waivers of maintenance of uniform interest, restriction on zone transfer, or similar provisions in operating agreements with respect to assignments in the Company’s or its Subsidiaries’ or Parent’s or its Subsidiaries’, as applicable, chain of title to the Asset unless (A) the underlying provisions of such operating agreement provide that such failure voids or nullifies (automatically or at the election of the holder thereof) the assignment with respect to such asset or (B) there is an outstanding and pending, unresolved claim from a Third Party with respect to the failure to obtain such waiver;

APPENDIX A-112

(y) defects based on or arising solely out of the failure of the Company or its Subsidiaries, or Parent and its Affiliates, as applicable, to enter into, be party to, or be bound by, pooling provisions, a pooling agreement, production sharing agreement or other similar agreement with respect to any horizontal Well that crosses more than one Lease or tract to the extent (i) such Well has been permitted by the Railroad Commission of Texas or other applicable Governmental Authority and (ii) the allocation of Hydrocarbons produced from such Well among such Lease or tracts is based upon the length of the “as drilled” horizontal wellbore open for production, the total length of the horizontal wellbore, or other methodology that reasonably attributes to each such Lease or leasehold tract its share of such production;

(z) arising from any change in applicable Laws after the Execution Date;

(aa) defects arising from prior expired Hydrocarbon leases that are not surrendered or released of record absent affirmative evidence of an adverse claim by another Person that such lease is in full force and effect;

(bb) defects based solely on any the Company and its Subsidiaries, or Parent’s and its Subsidiaries, as applicable, failure to have a title opinion or title insurance policy on any Company Asset or Parent Asset, as applicable;

(cc) Encumbrances that are unenforceable under applicable statutes of limitations ;

(dd) decreases in the Company or its Subsidiaries’ Net Revenue Interest in a Company Asset (i) in connection with those operations in which the Company or its Subsidiaries may be a non-consenting co-owner after the Execution Date in accordance with the terms of Section 5.6, (ii) resulting from the reversion of interests to co-owners with operations in which such co-owners elect not to consent after the Execution Date, (iii) resulting from the establishment or amendment, after the Execution Date of (A) pools or units and (B) allocations to horizontal laterals, (iv) required to allow other working interest owners to make up past underproduction or pipelines to make up past under-deliveries, or (v) as otherwise shown in Schedule A ;

(ee) decreases in Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset (i) in connection with those operations in which Parent or its Affiliates may be a non-consenting co-owner after the Execution Date in accordance with the terms of Section 5.7, (ii) resulting from the reversion of interests to co-owners with operations in which such co-owners elect not to consent after the Execution Date, (iii) resulting from the establishment or amendment, after the Execution Date of (A) pools or units and (B) allocations to horizontal laterals, or (iv) required to allow other working interest owners to make up past underproduction or pipelines to make up past under-deliveries;

(ff) increases in the Company’s or its Subsidiaries’ Working Interest in a Company Asset (i) that are accompanied by at least a proportionate increase in the Company’s or its Subsidiaries’ Net Revenue Interest, (ii) resulting from contribution requirements with respect to defaulting or non-consenting co-owners under the applicable operating agreement occurring after the Execution Date, (iii) to the extent such increases result from co-owners electing after the Execution Date under applicable operating agreements not to participate in an operation relating to such Well or (iv) as otherwise shown in the Company Reserve Report, or Schedule A;

APPENDIX A-113

(gg) increases in Parent and its Subsidiaries’ Working Interest in a Parent Asset (i) that are accompanied by at least a proportionate increase in Parent’s and its Subsidiaries’ Net Revenue Interest, (ii) resulting from contribution requirements with respect to defaulting or non-consenting co-owners under the applicable operating agreement occurring after the Execution Date, (iii) to the extent such increases result from co-owners electing after the Execution Date under applicable operating agreements not to participate in an operation relating to such Well or (iv) as otherwise shown in the Parent Reserve Report;

(hh) any matter disclosed on (i) with respect to the Company Assets, the Company Disclosure Schedule or Company Reserve Report, or (ii) with respect to the Parent Assets, the Parent Disclosure Schedule or Parent Reserve Report;

(ii) non-exclusive licenses of Intellectual Property Rights granted in the ordinary course;

(jj) any liens, charges or Encumbrances under the Company RBL or documents associated therewith;

(kk) defects based on cessation of production, insufficient production, or failure to conduct operations occurring more than five (5) years prior to the Execution Date;

(ll) defects based on failure to file any assignments of record title or operating rights in real property instruments or documents issued by the BLM or a state, in the records of the land office of the BLM or such state (as applicable), provided assignments of record title are recorded in the county records of the county in which the applicable Company Asset is located;

(mm) any liens, charges, Encumbrances, defects or irregularities that affect any depth, formation or strata other than the Target Formation for any Subject Well or Well;

(nn) in the case of a Future Well (i) any Permits, surface interests, easements, surface use agreements, rights-of-way, licenses, renewals or extensions of any of the Leases, unit designations, production and drilling units, or production sharing arrangements or waivers of any applicable regulations or rules of Governmental Authorities (and any consent of the applicable lessor thereto, if required), (in each case) not yet obtained, formed or create, or improperly formed or created; (ii) any defect arising from any Lease having no pooling provision or requiring consent to drill a production sharing well, or an inadequate horizontal pooling provision; (iii) defects for which a reasonably prudent operator would customarily cure in the ordinary course of business prior to drilling such Future Well, or (iv) the reclassification of such Future Well; and

(oo) any other liens, charges, Encumbrances, defects or irregularities that (i) do not, individually or in the aggregate, materially detract from the value of or materially interfere with the use, development, or ownership of the Company Assets or Parent Assets, as applicable subject thereto or affected thereby, (ii) would be accepted by a reasonably prudent purchaser engaged in the business of owning and operating oil and gas properties in the region where the

APPENDIX A-114

Company Assets or Parent Assets, as applicable, are located, and (iii) do not (A) with respect to the Company Assets (1) reduce the Company and its Subsidiaries’ Net Revenue Interest in a Company Asset below that shown in the Company Reserve Report, or Schedule A, or (2) increase the Company and its Subsidiaries’ Working Interest in a Company Asset above that shown in the Company Reserve Report or Schedule A, without a proportionate increase in the Net Revenue Interest of the Company and its Subsidiaries or (B) with respect the Parent Assets (1) reduce Parent’s and its Subsidiaries’ Net Revenue Interest in a Parent Asset below that shown in the Parent Reserve Report, or (2) increase Parent’s and its Subsidiaries’ Working Interest in a Parent Asset above that shown in the Parent Reserve Report, without a proportionate increase in the Net Revenue Interest of Parent and its Subsidiaries.

“Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, syndicate, person, trust, association, organization or other entity, including any Governmental Authority, and including any successor, by merger or otherwise, of any of the foregoing.

“Pre-Closing Pass-Through Tax Return” means any Pass-Through Tax Return that relates to a Tax period (or portion thereof) ending on or before the Closing Date.

“Pre-Closing Reorganization” has the meaning set forth in the Recitals.

“Pre-Closing Tax Period” means any Tax period ending on or prior to the Closing Date.

“Proposals” has the meaning set forth in Section 4.4.

“Proxy Statement” has the meaning set forth in Section 5.11(a).

“Recovery Expense” has the meaning set forth in Section 7.3(e).

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Remediate” or “Remediation” means (with correlative meanings), with respect to any Environmental Defect, the response required or allowed under Environmental Laws that addresses and resolves (for current and future use in the same manner as being currently used) the identified Environmental Defect at the lowest cost (considered as a whole) sufficient to comply with Environmental Laws or bring the affected Assets into compliance with applicable Environmental Laws as compared to any other response that is required or allowed under Environmental Laws.

“Representatives” means (a) partners, employees, officers, directors, members, equity owners and counsel of a Party or any of its Affiliates or any prospective purchaser of a Party or an interest in a Party; (b) any investment bank, consultant or agent retained by a Party or the parties listed in subsection (a) above; and (c) any bank, other financial institution or entity funding, or proposing to fund, such Party’s operations in connection with the Assets, including any consultant retained by such bank, other financial institution or entity.

“Restricted Contact” has the meaning set forth in Section 5.5.

“SEC” means the Securities and Exchange Commission.

APPENDIX A-115

“SEC Documents” has the meaning set forth in Section 4.26(a).

“Securities Act” means the United States Securities Act of 1933, as amended, together with the rules and regulations of the SEC promulgated thereunder.

“Share Consideration” has the meaning set forth in Section 2.3(b).

“Spacing Units” means each separate pooled, communitized or unitized acreage unit which includes all or any portion of any Leases or other Asset.

“Straddle Period” means any Tax period beginning on or prior to the Closing Date and ending after the Closing Date.

“Subject Well” means a Well or Future Well set forth on Schedule A.

“Subsidiary” means, with respect to any Person, any other Person Controlled by such first Person, directly or indirectly, through one or more intermediaries.

“Superior Proposal” means any bona fide written Parent Acquisition Proposal made by a third party to acquire, directly or indirectly, (A) businesses or assets of Parent or its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that account for fifty percent (50%) or more of the fair market value of Parent’s and its Subsidiaries’ assets, or (B) fifty percent (50%) or more of the common equity securities of Parent, in each case on terms which a majority of the Parent Board determines in good faith (after consultation with its financial advisors and outside legal counsel, and taking into account all financial, legal and regulatory terms and conditions of the Parent Acquisition Proposal and this Agreement, including any alternative transaction (including any modifications to the terms of this Agreement) proposed by the Company pursuant to Section 5.12, including any conditions to and expected timing of consummation, and any risks of non-consummation, of such Parent Acquisition Proposal) to be more favorable to Parent and its stockholders (in their capacity as stockholders) as compared to the transactions contemplated hereby and to any alternative transaction (including any modifications to the terms of this Agreement) proposed by the Company hereto pursuant to Section 5.12.

“Supporting Parent Stockholders” has the meaning set forth in the Recitals.

“Surviving Company” has the meaning set forth in Section 2.2.

“Surviving Company Units” means the “Units” of the Surviving Company (as defined in the A&R LLC Agreement).

“Surviving Company Unit Consideration” has the meaning set forth in Section 2.3(b).

“Surviving Environmental Defect” has the meaning set forth in Section 10.4(b).

“Surviving Title Defect” has the meaning set forth in Section 9.5(b).

“Tail Policy” has the meaning set forth in Section 5.17(b).

APPENDIX A-116

“Takeover Law” means any “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or any other anti-takeover statute or similar statute enacted under state or federal Law.

“Target Formation” means (a) with respect to a Well, the currently producing (or capable of producing) formations for such Well and (b) with respect to a Future Well, the formation identified on Schedule A, with respect to such Future Well.

“Tax Allocation” has the meaning set forth in Section 8.4.

“Tax Proceeding” has the meaning set forth in Section 8.2.

“Tax Return” means any return (including any information return and any estimated return), report, statement, schedule, notice, form, election, estimated Tax filing, claim for refund or other document (including any attachments thereto and amendments thereof) filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority with respect to any Tax.

“Taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, alternative, estimated, sales, use, ad valorem, value added, transfer, franchise, profits, registration, license, lease, service, service use, withholding, payroll, employment, excise, severance, social security, welfare, workers’ compensation, unemployment, disability, environmental, stock, stamp, occupation, premium, real, personal, or intangible property, windfall profits or other taxes, fees, assessments or similar charges in the nature of a tax, together with any interest and any penalties, additions to tax or additional amounts with respect thereto.

“Termination Fee” has the meaning set forth in Section 7.3(b)(i).

“Third Party” means any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement.

“Title Defect” has the meaning set forth in Section 9.2.

“Title Defect Escrow Amount” has the meaning set forth in Section 9.5(c).

“Title Defect Share Formula” means, with respect to a Title Defect for which the Title Defect Value shall be deposited with the Escrow Agent in accordance with Section 9.5(c), a number of shares of Parent Class C Common Stock (and an equal number of Surviving Company Units) equal to the product of (a) eighty percent (80%), multiplied by (b) the quotient of (i) the Title Defect Escrow Amount, divided by (ii) Closing Average Share Price, rounded up to the nearest whole share (and unit).

“Title Defect Threshold” has the meaning set forth in Section 9.5(d).

“Title Defect Value” has the meaning set forth in Section 9.3.

“Title Defect Property” has the meaning set forth in Section 9.4(b).

“Title Disputed Matters” has the meaning set forth in Section 9.7(a).

APPENDIX A-117

“Title Expert” has the meaning set forth in Section 9.7(b).

“Transaction Documents” means this Agreement and the Ancillary Agreements.

“Transactions” means the Merger and other transactions contemplated by this Agreement and the other Transaction Documents.

“Transfer Taxes” has the meaning set forth in Section 8.3.

“Transition Date” has the meaning set forth in Section 5.15(d).

“Treasury Regulations” means the final, temporary, and proposed United States Department of the Treasury regulations promulgated under the Code.

“U.S.” means the United States of America.

“Voting Agreement” has the meaning set forth in the Recitals.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws.

“Wells” means Hydrocarbon wells, CO2 wells, saltwater disposal wells, injection wells and storage wells, whether producing or not producing, operating, shut-in or temporarily abandoned, located on any real property associated with a Company Asset or Parent Asset, as applicable.

“Working Interest” means, with respect to any Subject Well on Schedule A or other Well included in the Company Assets that share of the costs and expenses of maintenance, development, and operations attributable to the interest of the Company and its Subsidiaries in such Subject Well or Well, but without regard to the effect of any royalties or other burdens on production, and (b) with respect to any Well included in the Parent Assets, that share of the costs and expenses of maintenance, development, and operations attributable to the interest of Parent and its Subsidiaries in such Well, but without regard to the effect of any royalties or other burdens on production.

APPENDIX A-118

Schedule A

Company Wells

[Omitted]

SCHEDULE A TO BUSINESS COMBINATION AGREEMENT

Exhibit A

Pre-Closing Reorganization

[Omitted]

EXHIBIT A TO BUSINESS COMBINATION AGREEMENT

Exhibit B

Form of Registration Rights Agreement

EXHIBIT B TO BUSINESS COMBINATION AGREEMENT

Exhibit B

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [ ⚫ ], 2022, is made and entered into by and among Centennial Resource Development, Inc., a Delaware corporation (the “Company”), Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company and the sole member of Colgate (as defined below) (the “Company Unitholder”), and each of the parties designated by the Company Unitholder and listed on the signature pages hereto (each such party, as well as the Company Unitholder, a “Holder” and collectively, the “Holders”).

RECITALS

WHEREAS, the Company, Colgate Energy Partners III, LLC, a Delaware limited liability company (“Colgate”), Centennial Resource Production, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), and for the limited purposes set forth therein, the Company Unitholder, entered into that certain Business Combination Agreement, dated as May 19, 2022 (the “Business Combination Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Colgate (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of the Company (the “Surviving Company”);

WHEREAS, in connection with the closing of the transactions contemplated by the Business Combination Agreement (the “Closing” and such date of closing, the “Closing Date”), among other things, the Holders will receive an aggregate of 269,300,000 shares of Class C common stock, par value $0.0001 per share, of the Company (“Class C Common Stock”) and 269,300,000 units of the Surviving Company (“Units”);

WHEREAS, each Unit is redeemable or exchangeable for one share of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) in accordance with the Sixth Amended and Restated Limited Liability Company Agreement of Merger Sub, dated as of the date hereof (the “Merger Sub LLCA”);

WHEREAS, in connection with, and effective upon, the closing of the transactions contemplated by the Business Combination Agreement the Company and each of the Holders have entered into this Agreement to set forth certain understandings among themselves with respect to, among other things, the registration of securities owned by the Holders; and

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

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“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Affiliate” means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; provided that no Holder shall be deemed an Affiliate of any other Holder by reason of an investment in, or holding of Common Stock (or securities convertible or exchangeable for shares of Common Stock) of, the Company. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement).

“Agreement” shall have the meaning given in the Preamble.

“Blackout Period” shall have the meaning given in subsection 3.4.2.

“Block Trade” shall have the meaning given in subsection 2.4.5.

“Business Combination Agreement” shall have the meaning given in the Recitals hereto.

“Class A Common Stock” shall have the meaning given in the Recitals hereto.

“Class C Common Stock” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Recitals hereto.

“Closing Date” shall have the meaning given in the Recitals hereto.

“Colgate” shall have the meaning given in the Preamble.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” means the Class A Common Stock and the Class C Common Stock, collectively.

“Company” shall have the meaning given in the Preamble hereto.

“Company Unitholder” shall have the meaning given in the Preamble hereto.

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“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Existing Holders” shall mean the parties to the Existing Registration Rights Agreement, other than the Company.

“Existing Registration Rights Agreement” shall mean that certain Amended and Restated Registration Rights Agreement, dated as of October 11, 2016, by and among the Company and the Existing Holders.

“Holder” and “Holders” shall have the meaning set forth in the Preamble hereto.

“Initial Shelf Registration Statement” shall have the meaning given in subsection 2.1.1.

“Lock-Up Period” shall mean the period commencing on the Closing Date and ending on the six (6) month anniversary of the Closing Date.

“Lock-Up Securities” shall mean shares of Common Stock, Units (including the shares of Class A Common stock issuable upon the exchange of the Units in accordance with the Merger Sub LLCA) and any securities convertible into, exercisable for, exchangeable for or that represent the right to receive shares of Common Stock.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.2.

“Management Holders” means those member of management listed on Schedule I hereto.

“Member Distribution” shall have the meaning given in subsection 2.1.1.

“Merger” shall have the meaning given in the Recitals hereto.

“Merger Sub” shall have the meaning given in the Recitals hereto.

“Merger Sub LLCA” shall have the meaning given in the Recitals hereto.

“Minimum Takedown Threshold” shall have the meaning given in subsection 2.2.1.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“NGP Holder” means, collectively, funds or investment vehicles associated with NGP Energy Capital Management, L.L.C. or any Affiliate thereof (including, for the avoidance of doubt, Luxe Energy LLC).

“Other Coordinated Offering” shall have the meaning given in subsection 2.4.5.

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“Pearl Holder” means, collectively, funds or investment vehicles associated with Pearl Energy Investments, L.P. or any Affiliate thereof.

“Permitted Transferees” shall mean, with respect to a Holder, a Person or entity to whom a Holder of Registrable Securities is permitted to Transfer such Registrable Securities prior to the expiration of the Lock-Up Period and any other applicable agreement between such Holder and the Company, and to any transferee thereafter.

“Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.

“Piggyback Underwritten Offering” shall have the meaning given in subsection 2.4.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the shares of Class A Common Stock issuable upon the redemption or exchange of the Units in accordance with the Merger Sub LLCA, (b) any outstanding share of Class A Common Stock or any other equity security (including the shares of Class A Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the date of this Agreement, and (c) any other equity security of the Company issued or issuable with respect to any such share of Class A Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) such securities have been sold pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission).

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;

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(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company; and

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement, as the case may be.

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Subsequent Shelf Registration Statement” shall have the meaning given in subsection 2.1.2.

“Suspension Period” shall have the meaning given in subsection 3.4.1.

“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Demand Holder” shall have the meaning given in subsection 2.2.1.

“Underwritten Offering” shall mean an offering in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public (which shall, for the avoidance of doubt, include any Underwritten Shelf Takedown).

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“Underwritten Offering Filing” means (a) with respect to an Underwritten Shelf Takedown, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf relating to such Underwritten Shelf Takedown, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf) in which Registrable Securities could be included and the Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf), in each case relating to such Piggyback Underwritten Offering.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.2.1.

“Units” shall have the meaning given in the Recitals hereto.

ARTICLE II REGISTRATIONS

2.1 Shelf Registration.

2.1.1 Initial Shelf Registration. The Company shall as soon as reasonably practicable, but in any event within five (5) business days after the Closing Date, file with the Commission a Registration Statement for a Shelf Registration (the “Initial Shelf Registration Statement”) covering, subject to Section 3.3, the public resale of all of the Registrable Securities (determined as of the Closing) on a delayed or continuous basis and shall use its commercially reasonable efforts to cause such Initial Shelf Registration Statement to be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) on Form S-3. The Initial Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities and shall contain a prospectus in such form as to permit the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein, including a distribution to, and resale by, the members, partners, stockholders or other equity holders of any Holder (a “Member Distribution”). Further, the Company shall, at the reasonable request of any Holder seeking to effect a Member Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the Initial Shelf Registration Statement, or revise such language if deemed reasonably necessary by any such Holder to effect any such Member Distribution. As soon as practicable following the effective date of the Initial Shelf Registration Statement, but in any event within three (3) business days of such date, the Company shall notify the Holders of the effectiveness of such Initial Shelf Registration Statement. When deemed effective, the Initial Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain a Misstatement.

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2.1.2 Subsequent Shelf Registration. The Company shall maintain a Shelf for the benefit of the Holders in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.3 and Section 3.4, use its commercially reasonable efforts to as promptly as reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), including, if necessary, amending such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or filing an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form. As soon as practicable following the effective date of any Subsequent Shelf Registration, but in any event within three (3) business days of such date, the Company shall notify the Holders of the effectiveness of such Subsequent Shelf Registration. When deemed effective, a Subsequent Shelf Registration (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain a Misstatement.

2.2 Underwritten Shelf Takedown.

2.2.1 Underwritten Shelf Takedown Request. At any time and from time to time following the effectiveness of a Shelf pursuant to Section 2.1, any Holder (each, an “Underwritten Demand Holder”) may request to sell all or any portion of its or their Registrable Securities in an Underwritten Offering that is registered pursuant to such Shelf (each, an “Underwritten Shelf Takedown”); provided, in each case, that the Company shall be obligated to effect an Underwritten Shelf Takedown only if such offering shall include Registrable Securities proposed to be sold by the Holder(s) making such request with a total offering price reasonably expected to exceed, in the aggregate, the lesser of (a) $50,000,000 or (b) all remaining Registrable Securities held by the Holders (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten

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Offering. Within five (5) business days after receipt of a request for an Underwritten Shelf Takedown, the Company shall give written notice of the Underwritten Shelf Takedown to all other Holders of Registrable Securities and, subject to the provisions of subsection 2.2.2, the Company shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) business days after sending such notice to Holders. The Company and such Holders shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by such parties with the managing Underwriter or Underwriters selected by the Holders requesting such Underwritten Shelf Takedown (which managing Underwriter or Underwriters shall be subject to approval of the Company, which approval shall not be unreasonably withheld) and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement. In connection with any Underwritten Shelf Takedown contemplated by this subsection 2.2.1, subject to subsection 3.4 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings of securities by the Company. Notwithstanding any other provision of this Agreement to the contrary, (i) no Holder may demand more than two (2) Underwritten Shelf Takedowns in the aggregate during any 12-month period, provided that this clause (i) shall not preclude the ability of any Holder to exercise their rights pursuant to section 2.4 hereof; (ii) the Company shall not be obligated to participate in more than seven (7) Underwritten Shelf Takedowns (the “Total Takedown Allocation”) in the aggregate, in each case, pursuant to this subsection 2.2.1 ; and (iii) notwithstanding anything to the contrary in this Agreement, the Company may effect an Underwritten Shelf Takedown pursuant to any then-effective Shelf that is then available for such offering. The Holders agree that each of the NGP Holder and Management Holders (such Management Holders, on a collective basis) shall be entitled to at least one (1) Underwritten Shelf Takedown request from the Total Takedown Allocation and the Pearl Holder shall be entitled to at least two (2) Underwritten Shelf Takedown requests from the Total Takedown Allocation.

2.2.2 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering pursuant to an Underwritten Shelf Takedown, in good faith, advise the Company and the applicable Holders (if any) in writing that the dollar amount or number of Registrable Securities that any such Holders desire to sell, taken together with all other Class A Common Stock or other equity securities that the Company desires to sell and the Class A Common Stock, if any, as to which an Underwritten Offering has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows:

(a) first, the Registrable Securities of the Underwritten Demand Holders (pro rata based on the respective number of Registrable Securities that each such Underwritten Demand Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Underwritten Demand Holders have requested be included in such Underwritten Offering), that can be sold without exceeding the Maximum Number of Securities;

(b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of any other Holder (if any) (pro rata based on the respective number of Registrable Securities that each other Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Underwritten Demand Holders and such other Holders have requested be included in such Underwritten Offering) that can be sold without exceeding the Maximum Number of Securities;

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(c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a) and clause (b), the Class A Common Stock or other equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and

(d) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), clause (b) and clause (c), the Class A Common Stock or other equity securities of other Persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.

2.3 Withdrawal. An Underwritten Demand Holder shall have the right to withdraw all or any portion of its Registrable Securities included in an Underwritten Shelf Takedown pursuant to Section 2.2 for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters of its intention to so withdraw at any time prior to prior to the pricing of such Underwritten Offering; provided, however, that upon withdrawal of an amount of Registrable Securities that results in the remaining amount of Registrable Securities included in such Underwritten Shelf Takedown being less than the Minimum Takedown Threshold, the Company may cease all efforts to complete the Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Shelf Takedown prior to its withdrawal under this Section 2.3.

2.4 Piggyback Underwritten Offering.

2.4.1 Piggyback Rights. If the Company proposes to file an Underwritten Offering Filing for an Underwritten Offering of its own account or for the account of any other stockholders of the Company who have been granted registration rights (a “Piggyback Underwritten Offering”) then the Company shall give written notice of such proposed Piggyback Underwritten Offering to all of the Holders of Registrable Securities (other than any Holder of Registrable Securities who has previously requested in writing that the Company not provide it with notices of Piggyback Underwritten Offerings) as soon as practicable but not less than five (5) business days before the anticipated filing date of Underwritten Offering Filing, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice. Each Holder of Registrable Securities shall then have four (4) business days after the date on which such Holder received notice pursuant to this subsection 2.4.1 to request inclusion of Registrable Securities in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities). If no request for inclusion from a Holder is received within such period,

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such Holder shall have no further right to participate in such Piggyback Underwritten Offering. All such Holders proposing to distribute their Registrable Securities through a Piggyback Underwritten Offering under this subsection 2.4.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The Company shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.4.1 to be included in a Piggyback Underwritten Offering on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof, including via a Member Distribution. The Company shall, at the reasonable request of any Holder seeking to effect a Member Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in such registration statement, or revise such language if deemed reasonably necessary by any such Holder to effect any such Member Distribution.

2.4.2 Reduction of Piggyback Underwritten Offering. If the managing Underwriter or Underwriters in a Piggyback Underwritten Offering, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Underwritten Offering in writing that the dollar amount or number of the Class A Common Stock that the Company desires to sell, taken together with (i) the Class A Common Stock, if any, as to which participation in the Piggyback Underwritten Offering has been demanded pursuant to separate written contractual arrangements with Persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which participation has been requested pursuant to subsection 2.4.1 and (iii) the Class A Common Stock, if any, as to which participation has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Piggyback Underwritten Offering is undertaken for the Company’s account, the Company shall include in any such Piggyback Underwritten Offering: (i) first, the Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), (A) the Registrable Securities of Holders exercising their rights to include their Registrable Securities pursuant to subsection 2.4.1 and (B) the Class A Common Stock, if any, as to which participation has been requested pursuant to written contractual piggy-back registration rights of other stockholders (pro rata based on the respective number of Registrable Securities or shares of Class A Common Stock that each Holder or other stockholder of the Company has requested be included in such Piggyback Underwritten Offering and the aggregate number of Registrable Securities and Class A Common Stock that the Holders and other stockholders of the Company have requested be included in such Piggyback Underwritten Offering), which can be sold without exceeding the Maximum Number of Securities;

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(b) If the Piggyback Underwritten Offering is pursuant to a request by Persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Piggyback Underwritten Offering: (i) first, the Class A Common Stock or other equity securities, if any, of such requesting Persons or entities, other than the Holders of Registrable Securities, that can be sold without exceeding the Maximum Number of Securities; (ii) second, (A) the Registrable Securities of Holders exercising their rights to include their Registrable Securities pursuant to subsection 2.4.1 and (B) the Class A Common Stock, if any, as to which participation has been requested pursuant to written contractual piggy-back registration rights of other stockholders (pro rata based on the respective number of Registrable Securities or shares of Class A Common Stock that each Holder or other stockholder of the Company has requested be included in such Piggyback Underwritten Offering and the aggregate number of Registrable Securities and Class A Common Stock that the Holders and other stockholders of the Company have requested be included in such Piggyback Underwritten Offering); and (iii) third, the Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.4.3 Piggyback Underwritten Offering Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw all or any portion of its Registrable Securities included in a Piggyback Underwritten Offering for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of such Holder’s intention to withdraw such Registrable Securities from such Piggyback Underwritten Offering prior to the pricing of such Underwritten Offering or Underwritten Shelf Takedown. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw an Underwritten Offering Filing filed with the Commission in connection with a Piggyback Underwritten Offering at any time prior to the pricing of such Piggyback Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Underwritten Offering prior to its withdrawal under this subsection 2.4.3.

2.4.4 Unlimited Piggyback Underwritten Offerings. For purposes of clarity, any Piggyback Underwritten Offering effected pursuant to this Section 2.4 shall not be counted as an Underwritten Shelf Takedown effected under Section 2.2.

2.4.5 Block Trades; Other Coordinated Offerings.

(a) Notwithstanding any other provision of this Article II, but subject to Section 3.4, at any time and from time to time when an effective shelf registration statement is on file with the Commission, if a Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”) consisting of Registrable Securities (x) with a total offering price reasonably expected to exceed the lesser of $25,000,000 or (y) representing all remaining Registrable Securities held by the Holders or (b) an “at the market” or similar non-marketed, non-underwritten registered offering through a broker, sales agent or distribution agent, whether as agent or principal, which shall not require the delivery of any comfort letters, execution of an underwriting agreement or the conducting of any underwriter due diligence (an “Other Coordinated Offering”), then such Holder only needs to notify the Company of the Block Trade or Other Coordinated Offering at least five (5) business days prior to the day such offering is to commence and the Company shall as expeditiously as

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possible use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering, including, (a) in the event of a Block Trade, the delivery of customary comfort letters, customary legal opinions and customary underwriter due diligence, subject to receipt by the Company, its auditors and legal counsel of representation and documentation by such persons to permit the delivery of such comfort letter and legal opinions and (b) in the event of an Other Coordinated Offering, the provision of any customary “legend removal” legal opinions in accordance with Section 5.2.

(b) Prior to the pricing of any Block Trade or Other Coordinated Offering, the Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sale agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering for any or no reason whatsoever. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.4.5.

(c) Notwithstanding anything to the contrary in this Agreement, Section 2.4 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder pursuant to this Agreement.

(d) The Demanding Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sale agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

(e) For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.4.5 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to Section 2.2.1 hereof.

ARTICLE III COMPANY PROCEDURES

3.1 General Procedures. Whenever required under Section 2.1 to use commercially reasonable efforts to effect the registration of any Registrable Securities, the Company shall:

3.1.1 as expeditiously as possible, subject to the other provisions of this Agreement, prepare and file a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

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3.1.3 prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and one legal counsel to such Holders, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the one legal counsel for such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or one counsel on behalf of such sellers;

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3.1.9 promptly notify the Holders in writing at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;

3.1.10 permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such Person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, the broker, placement agents, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 if an Underwritten Offering is expected to yield gross proceeds of at least $50,000,000, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

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3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for equity securities of the Company unless such Person (i) agrees to sell such Person’s equity securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure.

3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed (any such period, a “Suspension Period”).

3.4.2 If the filing, initial effectiveness or continued use of (including in connection with any Underwritten Offering) a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, then the Company may, upon giving prompt written notice to the Holders, delay the filing or initial effectiveness of, or suspend use of (including in connection with any Underwritten Offering), such Registration Statement for the shortest period of time, but in no event more than ninety (90) days, determined in good faith by the Company to be necessary for such purpose (any such period, a “Blackout Period”). In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.

3.4.3 The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4. Notwithstanding anything to the contrary in this Section 3.4, in no event shall any Blackout Periods and any Suspension Periods continue for more than one hundred and twenty (120) days in the aggregate during any 365-day period.

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3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings (the delivery of which will be satisfied by the Company’s filing of such reports on the Commission’s EDGAR system). The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Class A Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions.

ARTICLE IV INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

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4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and

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indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V MISCELLANEOUS

5.1 Transfer Restrictions.

5.1.1 Except as permitted by subsection 5.1.2, during the Lock-Up Period, no Holder shall Transfer any Lock-Up Securities beneficially owned or owned of record by such Holder (including securities held as a custodian).

5.1.2 Notwithstanding the provisions set forth in subsection 5.1.1, Transfers of Lock-Up Securities are permitted (i) as a bona fide gift or charitable contribution; (ii) to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of such Holder of Lock-Up Securities or any other person with whom such Holder has a relationship by blood, marriage or adoption not more remote than first cousin; (iii) by will or intestate succession upon the death of the Holder; (iv) pursuant to a qualified domestic order, court order or in connection with a divorce settlement; (v) if such Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the Holder (including, but not limited to, any Member Distribution), or (B) to partners, limited liability company members, or stockholders of the Holder, including, for the avoidance of doubt, where the Holder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership; (C) by virtue of the laws of the state or jurisdiction of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; (vi) pursuant to transactions in the event of completion of a liquidation, merger, consolidation, stock exchange, reorganization, tender offer or other similar transaction which results in all of the Company’s security holders having the right to exchange their shares of Class A Common Stock for cash, securities or other property; or (vii) in connection with the grant and maintenance of a bona fide lien, security interest, pledge or other similar encumbrance to a nationally or internationally recognized financial institution with assets of not less than $10 billion in connection with a loan; provided that (A) the Holder shall provide the Company prior written notice informing them of any public filing, report or announcement made by or on behalf of the Holder with respect thereto and (B) any grant and maintenance of a bona fide lien, security interest, pledge or other similar encumbrance under this clause (x) shall not (1) be in violation of the Insider Trading and Regulation FD Policy of the Company or (2) permit an exercise on the Class A Common Stock serving as collateral in the event of default; provided, however, that in the case of clauses (i) through (vii), such Permitted Transferees, to the extent not already party hereto, must enter into a written agreement agreeing to be bound by the restrictions in this Section 5.1.

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5.1.3 Each Holder hereby represents and warrants that it now has and, except as contemplated by this subsection 5.1.3, for the duration of the Lock-Up Period will have good and marketable title to its Lock-Up Securities, free and clear of all liens, encumbrances, and claims that could impact the ability of such Holder to comply with the foregoing restrictions. Each Holder agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any Lock-Up Securities during the Lock-Up Period.

5.2 Removal of Legends. The legend on any Registrable Securities covered by this Agreement shall be removed if (i) such Registrable Securities are sold pursuant to an effective registration statement, (ii) (A) a registration statement covering the resale of such Registrable Securities is effective under the Securities Act and the applicable holder of such Registrable Securities delivers to the Company a representation letter agreeing that such Registrable Securities will be sold under such effective registration statement, or (B) six (6) months after Closing, such Holder has held such Registrable Securities for at least six months and is not, and has not been in the preceding three (3) months, an Affiliate of the Company (as defined in Rule 144 under the Securities Act), and such Holder or Permitted Transferee provides to the Company any other information the Company deems reasonably necessary to deliver to the transfer agent an instruction to so remove such legend, (iii) such Registrable Securities may be sold by the holder thereof free of restrictions pursuant to Rule 144(b) under the Securities Act or (iv) such Registrable Securities are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that with respect to clause (ii)(A), (iii) or (iv) above, the Holder of such Registrable Securities has provided all necessary documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable Holder of Registrable securities to effect removal of the legend on such shares pursuant to this Section 5.2 as soon as reasonably practicable after delivery of notice from such holder that the conditions to removal are satisfied (together with any documentation required to be delivered by such holder pursuant to the immediately preceding sentence). The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 5.2.

5.3 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: Centennial Resource Development, Inc., 1001 Seventeenth Street, Suite 1800,

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Denver, Colorado 80202, Attention: Davis O’Connor and Chad MacDonald; Email: Davis.OConnor@cdevinc.com; Chad.MacDonald@cdevinc.com, with copies to (which shall not constitute notice) Ryan J. Maierson and John M. Greer, Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, Texas 7702; Email: ryan.maierson@lw.com; john.greer@lw.com and, if to any Holder, to the email and physical addresses set forth on Schedule I, with a copies to (which shall not constitute notice) Sean Wheeler, P.C. and Debbie Yee, P.C., Kirkland & Ellis LLP 609 Main Street #4700 Houston, TX 77002; Email: sean.wheeler@kirkland.com; debbie.yee@kirkland.com. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective promptly after delivery of such notice as provided in this Section 5.3.

5.4 Assignment; No Third Party Beneficiaries.

5.4.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.4.2 Prior to the expiration of the Lock-Up Period, no Existing Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee.

5.4.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.4.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and this Section 5.4.

5.4.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.3 and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.4 shall be null and void.

5.5 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced. Signatures to this Agreement transmitted by electronic mail in .pdf form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures. No party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

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5.6 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

5.7 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, (i) any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected and (ii) any amendment hereto or waiver hereof that adversely affects a Holder, solely in its capacity as a Holder, in a manner that is materially different from the other Holders, shall require the consent of the Holders of a majority-in-interest of the then-outstanding number of Registrable Securities held by the Holders. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.8 Other Registration Rights. Other than pursuant to the terms of the Existing Registration Rights Agreement, the Company represents and warrants that no Person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. The Company (i) represents and warrants that the Existing Registration Rights Agreement has not been amended in any manner since its applicable effective date and (ii) shall not amend the Existing Registration Rights Agreement in any manner that would provide to any party thereto registration rights superior to the rights of the Holders set forth herein unless the Company amends this Agreement to provide substantially similar rights to the Holders. The Company further represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties hereto and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

Further, the Company shall not, without the prior written consent of Holders of a majority of the Registrable Securities under this Agreement, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for other Holders on a basis other than expressly subordinate to the rights of the Holders of Registrable Securities hereunder.

5.9 Term. This Agreement shall terminate upon the earlier of (a) the tenth anniversary of the date of this Agreement and (b) the date as of which the aggregate beneficial ownership of the Holders is less than 5% of the Registrable Securities in existence as the date hereof.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

CENTENNIAL RESOURCE DEVELOPMENT, INC.,
a Delaware corporation

By:
Name:	Sean R. Smith
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDERS:

[ ⚫ ]

By:

By:
Name:	[ ⚫ ]
Title:	[ ⚫ ]

[Signature Page to Registration Rights Agreement]

Schedule I

[ ⚫ ]

Schedule I

Exhibit C

Form of A&R Parent Charter

EXHIBIT C TO BUSINESS COMBINATION AGREEMENT

Final Form

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CENTENNIAL RESOURCE DEVELOPMENT, INC.

[ ⚫ ], 2022

Centennial Resource Development, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Centennial Resource Development, Inc.”

2. The original Certificate of Incorporation of the Corporation (f/k/a Rockstream Corp.) was filed with the Secretary of State of the State of Delaware on November 4, 2015 (the “Original Certificate”). A Certificate of Amendment to the Original Certificate was filed with the Secretary of State of the State of Delaware on November 12, 2015 to change the name of the Corporation to Silver Run Acquisition Corporation (together with the Original Certificate, the “Amended Certificate”).

3. An Amended and Restated Certificate of Incorporation, which amended and restated the Amended Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on February 23, 2016 (the “Amended and Restated Certificate”).

4. A Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which amended and restated the Amended and Restated Certificate in its entirety and reflected a name change of the Corporation to Centennial Resource Development, Inc., was filed with the Secretary of State of the State of Delaware on October 11, 2016.

5. A Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”), which amended and restated the Second Amended and Restated Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on May 1, 2019.

6. This Fourth Amended and Restated Certificate of Incorporation (the “Fourth Amended and Restated Certificate”), which amends and restates the Third Amended and Restated Certificate in its entirety, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), and by the Corporation’s stockholders in accordance with Section 212 of the DGCL.

7. This Fourth Amended and Restated Certificate shall become effective upon filing with the Secretary of State of the State of Delaware.

8. The text of the Third Amended and Restated Certificate is hereby amended and restated in its entirety to read as follows:

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ARTICLE I.

NAME

The name of the corporation is [ ⚫ ].

ARTICLE II.

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE III.

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801, and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE IV.

CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is [ ⚫ ] shares, consisting of (a) [ ⚫ ] shares of common stock (the “Common Stock”), consisting of (i) [ ⚫ ] shares of Class A Common Stock (the “Class A Common Stock”), and (ii) [ ⚫ ] shares of Class C Common Stock (the “Class C Common Stock”), and (b) [ ⚫ ] shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2 Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting.

(i) Except as otherwise required by law or this Fourth Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

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(ii) Except as otherwise required by law or this Fourth Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Fourth Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class C Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Fourth Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Fourth Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Fourth Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(b) Class C Common Stock.

(i) Permitted Owners. Shares of Class C Common Stock may be issued only to, and registered in the name of, the Permitted Class C Owners (as defined below). As used in this Fourth Amended and Restated Certificate, (i) “Permitted Class C Owners” means the “Members” as defined in the LLC Agreement (as defined below) and (ii) “Common Unit” means a membership interest in Centennial Resource Production, LLC, a Delaware limited liability company or any successor entities thereto (the “LLC”), authorized and issued under its Sixth Amended and Restated Limited Liability Company Agreement, dated as of [ ⚫ ], as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “LLC Agreement”), and constituting a “Common Unit” as defined in the LLC Agreement as in effect as of the effective time of this Fourth Amended and Restated Certificate.

(ii) Voting. Except as otherwise required by law or this Fourth Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class C Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class C Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Fourth Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other special rights of the Class C Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class C Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class C Common Stock having not less

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than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class C Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand, or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class C Common Stock shall, to the extent required by law, be given to those holders of Class C Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class C Common Stock to take the action were delivered to the Corporation.

(iii) Dividends. Notwithstanding anything to the contrary in this Fourth Amended and Restated Certificate, other than as set forth in Section 4.3(d), dividends shall not be declared or paid on the Class C Common Stock.

(iv) Transfer of Class C Common Stock

(1) A Permitted Class C Owner may surrender shares of Class C Common Stock to the Corporation for no consideration at any time. Following the surrender of any shares of Class C Common Stock to the Corporation, the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.

(2) A Permitted Class C Owner may transfer shares of Class C Common Stock to any transferee (other than the Corporation) only if, and only to the extent permitted by the LLC Agreement, such holder also simultaneously transfers an equal number of such holder’s Common Units to such transferee in compliance with the LLC Agreement. The transfer restrictions described in this Section 4.3(b)(iv)(2) are referred to as the “Restrictions.”

(3) Any purported transfer of shares of Class C Common Stock in violation of the Restrictions shall be null and void. If, notwithstanding the Restrictions, a person shall, voluntarily or involuntarily, purportedly become or attempt to become, the purported owner (“Purported Owner”) of shares of Class C Common Stock in violation of the Restrictions, then the Purported Owner shall not obtain any rights in and to such shares of Class C Common Stock (the “Restricted Shares”), and the purported transfer of the Restricted Shares to the Purported Owner shall not be recognized by the Corporation’s transfer agent (the “Transfer Agent”).

(4) Upon a determination by the Board that a person has attempted or may attempt to transfer or to acquire Restricted Shares in violation of the Restrictions, the Board may take such action as it deems advisable to refuse to give effect to such transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent to record the Purported Owner’s transferor as the record owner of the Restricted Shares, and to institute proceedings to enjoin or rescind any such transfer or acquisition.

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(5) The Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures that are consistent with the provisions of this Section 4.3(b)(iv) for determining whether any transfer or acquisition of shares of Class C Common Stock would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section 4.3(b)(iv). Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with its Transfer Agent and shall be made available for inspection by any prospective transferee and, upon written request, shall be mailed to holders of shares of Class C Common Stock.

(6) The Board shall have all powers necessary to implement the Restrictions, including without limitation the power to prohibit the transfer of any shares of Class C Common Stock in violation thereof.

(v) Issuance of Class A Common Stock Upon Redemption; Cancellation of Class C Common Stock.

(1) To the extent that any Permitted Class C Owner exercises its rights pursuant to the LLC Agreement to have its Common Units redeemed by the LLC in accordance with the LLC Agreement, then simultaneous with the payment of the consideration due under the LLC Agreement to such Permitted Class C Owner, the Corporation shall cancel for no consideration a number of shares of Class C Common Stock registered in the name of the redeeming or exchanging Permitted Class C Owner equal to the number of Common Units held by such Permitted Class C Owner that are redeemed or exchanged in such redemption or exchange transaction. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon redemption of the Common Units for Class A Common Stock pursuant to the LLC Agreement, such number of shares of Class A Common Stock that shall be issuable upon any such redemption pursuant to the LLC Agreement; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such redemption of Common Units pursuant to the LLC Agreement by delivering to the holder of Common Units upon such redemption cash in lieu of shares of Class A Common Stock in the amount permitted by and provided in the LLC Agreement. All shares of Class A Common Stock that shall be issued upon any such redemption will, upon issuance in accordance with the LLC Agreement, be validly issued, fully paid and nonassessable.

(2) Notwithstanding the Restrictions, (A) in the event that an outstanding share of Class C Common Stock shall cease to be held by a registered holder of Common Units, such share of Class C Common Stock shall automatically and without further action on the part of the Corporation or any Permitted Class C Owner be cancelled for no consideration, and the Corporation will take all actions necessary to retire such share and such share shall not be re-issued by the Corporation, (B) in the event that one or more of the Common Units held by a Permitted Class C Owner ceases to be held by such holder

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(other than as a result of a transfer of one or more Common Units together with an equal number of shares of Class C Common Stock as permitted by the LLC Agreement), a corresponding number of shares of Class C Common Stock registered in the name of such holder shall automatically and without further action on the part of the Corporation or such holder be cancelled for no consideration, and the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation and (C) in the event that no Permitted Class C Owner owns any Common Units that are redeemable pursuant to the LLC Agreement, then all shares of Class C Common Stock will be cancelled for no consideration, and the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.

(vi) Restrictive Legend. All certificates or book entries representing shares of Class C Common Stock, as the case may be, shall bear a legend substantially in the following form (or in such other form as the Board may determine):

THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF [ ⚫ ] (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).

(vii) Amendment. At any time when there are no longer any shares of Class C Common Stock outstanding, this Fourth Amended and Restated Certificate automatically shall be deemed amended to delete this Section 4.3(b).

(viii) Liquidation, Dissolution or Winding Up of the Corporation. The holders of Class C Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(c) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock (other than holders of shares of Class C Common Stock) shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(d) Class A Common Stock and Class C Common Stock. In no event shall the shares of either Class A Common Stock or Class C Common Stock be split, divided, or combined (including by way of stock dividend) unless the outstanding shares of the other class shall be proportionately split, divided or combined.

(e) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the

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holders of shares of Common Stock (other than holders of shares of Class C Common Stock) shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock (other than shares of Class C Common Stock) held by them.

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V.

BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Fourth Amended and Restated Certificate or the Second Amended and Restated Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Fourth Amended and Restated Certificate, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, shall be fixed from time to time in the manner provided in the Bylaws.

(b) Subject to Section 5.5, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Fourth Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Fourth Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Fourth Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Fourth Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly

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equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Fourth Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

(c) Subject to Section 5.5, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

(e) Except as otherwise required by law or this Fourth Amended and Restated Certificate (including any Preferred Stock Designation), at all duly called or convened meetings of stockholders, at which a quorum is present, a nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with any abstentions or broker non-votes not counted as a vote cast either for or against that nominee’s election); provided, however, that a plurality of the votes cast shall be sufficient to elect a director at any duly called or convened meeting of stockholders, at which a quorum is present, if the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. In the event of a vacancy on the Board, the remaining directors, except as otherwise provided by law, shall exercise the powers of the full Board until the vacancy is filled.

Section 5.4 Removal. Subject to Section 5.5, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock—Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Fourth Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

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ARTICLE VI.

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Fourth Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII.

MEETINGS OF STOCKHOLDERS;

ACTION BY WRITTEN CONSENT

Section 7.1 Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Fourth Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders; provided, however, prior to the first date on which investment funds affiliated with Riverstone Energy Investments, Pearl Energy Investments and NGP Energy Capital and their respective successors and affiliates cease collectively to have beneficial ownership (directly or indirectly) of more than 50% of the outstanding shares of Common Stock, any action required or permitted to be taken by the stockholders of the Corporation that is approved in advance

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by the Board may be effected without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding shares of Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE VIII.

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

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(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Fourth Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Fourth Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX.

CORPORATE OPPORTUNITY

The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Fourth Amended and Restated Certificate or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

ARTICLE X.

AMENDMENT OF THIS FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Fourth Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Fourth Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Fourth Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X.

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ARTICLE XI.

EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS

Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the bylaws of the Corporation or this Fourth Amended and Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article XI, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XI. Notwithstanding the foregoing, the provisions of this Article XI shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.

If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any paragraph of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, Centennial Resource Development, Inc. has caused this Fourth Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:
Name:
Title:

[Signature Page to Fourth Amended and Restated Certificate of Incorporation]

Exhibit D

Form of Voting Agreement

EXHIBIT D TO BUSINESS COMBINATION AGREEMENT

Execution Version

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of May 19, 2022 (the “Agreement”), by and among Centennial Resource Development, Inc., a Delaware corporation (“Parent”), Riverstone VI Centennial QB Holdings, L.P., a Delaware limited partnership (“Riverstone QB Holdings”), REL US Centennial Holdings, LLC, a Delaware limited liability company (“REL US”), Riverstone Non-ECI USRPI AIV, L.P., a Delaware limited partnership (“Riverstone Non-ECI”), Silver Run Sponsor, LLC, a Delaware limited liability company (“Silver Run Sponsor” and, together with Riverstone QB Holdings, REL US and Riverstone Non-ECI, “Holders” and each individually, “Holder”), and Colgate Energy Partners III, LLC, a Delaware limited liability company (the “Company”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent has entered into a Business Combination Agreement, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Parent, Centennial Resource Production, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), the Company, and, solely for purposes of the specified provisions therein, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company, pursuant to which, upon the terms and subject to the conditions set forth therein, at the Effective Time, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of Parent;

WHEREAS, each Holder is the Beneficial Owner (as defined below) of such number of shares of Class A common stock, par value $0.0001 per share, of Parent (the “Parent Common Stock” and such shares of Parent Common Stock, but excluding shares Transferred in compliance with this Agreement, the “Shares”) set forth under its name on Schedule I hereto;

WHEREAS, concurrently with the execution and delivery of the Business Combination Agreement, and as a condition and an inducement to the Company entering into the Business Combination Agreement, Holders are entering into this Agreement with respect to the Shares; and

WHEREAS, Holders are willing, subject to the limitations herein, not to Transfer (as defined below) any of their Shares, and to vote their Shares in a manner so as to facilitate consummation of the Merger and the other transactions contemplated by the Business Combination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

GENERAL

Section 1.1 Definitions. This Agreement is the “Voting Agreement” as defined in the Business Combination Agreement. For purposes of this Agreement, Parent shall not be deemed an Affiliate of Holders, and Parent and its Representatives are not Representatives of any Holder. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Business Combination Agreement.

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(a) “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

(b) “Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

(c) “Transfer” means (i) any direct or indirect offer, sale, lease, assignment, encumbrance, loan, pledge, grant of a security interest, hypothecation, disposition or other similar transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, loan, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Shares owned by any Holder (whether beneficially or of record), including in each case through the Transfer of any Person or any interest in any Person or (ii) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that results in an amount of Shares subject to Article III that is less than the amount of Shares subject to Article III as of the date of this Agreement.

ARTICLE II

AGREEMENT TO RETAIN SHARES

Section 2.1 Transfer and Encumbrance of Shares.

(a) From the date of this Agreement until the earliest of (i) Parent Stockholder Approval being obtained, (ii) the termination of the Business Combination Agreement pursuant to and in compliance with the terms thereof, (iii) any amendment to the Business Combination Agreement that reduces the economic benefits to Holders contemplated thereby as of the date hereof or (iv) the termination of this Agreement by the written consent of the parties hereto (such earliest date, the “Termination Date”), each Holder shall not, with respect to any Shares Beneficially Owned by such Holder, (x) Transfer any such Shares or (y) deposit any such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto.

(b) Notwithstanding Section 2.1(a), Holders may: (A) Transfer any Shares to any Person that (1) is a party to an agreement with the Company with substantially similar terms as this Agreement or (2) as a condition to such Transfer, agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by this Agreement, and delivers a copy of such executed written agreement to the Company and Parent prior to the consummation of such transfer and/or (B) Transfer any Shares with the prior written consent of the Company and Parent.

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(c) Nothing in this Agreement shall restrict (i) direct or indirect Transfers of equity or other interests in any Holder (it being understood that such Holder shall remain bound by this Agreement) or (ii) Transfers of any Shares by any Holder to an Affiliate of such Holder; provided, that a Transfer described in clause (ii) of this sentence shall be permitted only if, as a condition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company and Parent, to be bound by all of the terms of this Agreement.

(d) Other than Shares Transferred in accordance with Section 2.1(b)(A)(1) or (2) or Section 2.1(c)(ii) or with respect to direct or indirect Transfers of equity or other interests in any Holder pursuant to Section 2.1(c)(i), any Shares that are Transferred in accordance with this Section 2.1 shall not be subject to the terms and conditions of this Agreement following such Transfer, and upon such Transfer the proxy granted by Holder in Article III with respect to such Shares shall be automatically revoked.

Section 2.2 Additional Purchases; Adjustments. Each Holder agrees that any shares of Parent Common Stock that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares as of the date of this Agreement, and each Holder shall promptly notify Parent of the existence of any such after acquired Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of Parent affecting the Shares, the terms of this Agreement shall apply to the resulting securities.

Section 2.3 Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Shares in violation of this Article II shall, to the fullest extent permitted by applicable Law, be null and void ab initio. In furtherance of the foregoing, each Holder hereby authorizes and instructs Parent to instruct its transfer agent to enter a stop transfer order with respect to all of the Shares; provided, that such stop transfer order shall be removed with respect to any Transfer permitted under this Agreement. If any involuntary Transfer of any of a Holder’s Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

ARTICLE III

AGREEMENT TO VOTE

Section 3.1 Agreement to Vote. Prior to the Termination Date, each Holder irrevocably and unconditionally agrees that it shall, at any meeting of the stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting), however called, appear at such meeting or otherwise cause the Shares to be counted as present at such meeting for purpose of establishing a quorum and vote, or cause to be voted at such meeting, all Shares it owns:

(a) in favor of the Proposals; and

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(b) against (i) any agreement, transaction or proposal that relates to a Parent Acquisition Proposal or any other transaction, proposal, agreement or action made in opposition to adoption of the Business Combination Agreement or inconsistent with the Merger or matters contemplated by the Business Combination Agreement; (ii) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent or any of its Subsidiaries contained in the Business Combination Agreement; (iii) any action or agreement that would result in any condition to the consummation of the Merger or the transactions contemplated by the Business Combination Agreement set forth in Article VI of the Business Combination Agreement not being fulfilled; and (iv) any other action that would reasonably be expected to materially impede, interfere with, delay, discourage, postpone or adversely affect any of the transactions contemplated by the Business Combination Agreement, including the Merger, or this Agreement. Any attempt by a Holder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of), the Shares in contravention of this Section 3.1 shall be null and void ab initio. If any Holder is the Beneficial Owner, but not the holder of record, of any Shares, such Holder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Shares in accordance with this Section 3.1.

Notwithstanding anything to the contrary in this Agreement, each Holder shall remain free to vote (or execute consents or proxies with respect to) the Shares with respect to any matter other than as set forth in Section 3.1(a) and Section 3.1(b) in any manner such Holder deems appropriate.

Section 3.2 Proxy. Each Holder hereby irrevocably appoints as its proxy and attorney-in-fact, the Company and any person designated in writing by the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote the Shares as indicated in Section 3.1 above. Each Holder intends this proxy to be irrevocable and unconditional during the term of this Agreement and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of this proxy, and hereby revokes any proxy previously granted by such Holder with respect to the Shares (and each Holder hereby represents that any such proxy is revocable). The proxy granted by any Holder (i) shall be automatically revoked upon the occurrence of the Termination Date and (ii) may be terminated at any time by the Company in its sole election by written notice provided to such Holder.

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.1 Waiver of Litigation. Each Holder agrees not to commence, join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company or Parent or any of their respective affiliates and each of their successors or directors relating to the negotiation, execution or delivery of this Agreement or the Business Combination Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Business Combination Agreement (including any claim seeking to enjoin or delay the Closing) or (b) alleging a breach of any fiduciary duty of the Parent Board in connection with the negotiation and entry into this Agreement, the Business Combination Agreement or the transactions contemplated hereby or thereby, and hereby irrevocably waives any claim or rights whatsoever with respect to any of the foregoing.

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Section 4.2 Further Assurances. Each Holder agrees that from and after the date of this Agreement and until the Termination Date, each Holder shall take no action that would reasonably be likely to adversely affect or delay the ability to perform its covenants and agreements under this Agreement.

Section 4.3 Fiduciary Duties. Each Holder is entering into this Agreement solely in its capacity as the record owner or Beneficial Owner of the Shares and nothing herein is intended to or shall limit or affect any actions taken by any of such Holder’s designees serving in his or her capacity as a director of Parent (or a Subsidiary of Parent). The taking of any actions (or failures to act) by such Holder’s designees serving as a director of Parent (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDERS

Section 5.1 Representations and Warranties. Each Holder hereby represents and warrants as follows:

(a) Ownership. Such Holder has, with respect to the Shares, and at all times during the term of this Agreement will continue to have, Beneficial Ownership of, good and valid title to and full and exclusive power to vote, issue instructions with respect to the matters set forth in Article III, agree to all of the matters set forth in this Agreement and to Transfer the Shares. The Shares constitute all of the shares of Parent Common Stock owned of record or beneficially by such Holder as of the date of this Agreement. Other than this Agreement, (i) there are no agreements or arrangements of any kind, contingent or otherwise, to which such Holder is a party obligating such Holder to Transfer or cause to be Transferred to any person any of the Shares and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Shares.

(b) Organization; Authority. Such Holder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation and has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by such Holder and (assuming due authorization, execution and delivery by the Company and Parent) constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms (except in all cases as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles), and no other action is necessary to authorize the execution and delivery by such Holder or the performance of such Holder’s obligations hereunder.

(c) No Violation. The execution, delivery and performance by such Holder of this Agreement will not (i) violate any provision of any Law applicable to such Holder; (ii) violate any order, judgment or decree applicable to such Holder or any of its Affiliates; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which such Holder or any of its Affiliates is a party or any term or condition of its certificate of limited partnership or limited partnership agreement, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Holder’s ability to satisfy its obligations hereunder.

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(d) Consents and Approvals. The execution and delivery by such Holder of this Agreement does not, and the performance of such Holder’s obligations hereunder, require such Holder or any of its Affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any person or Governmental Authority, except such filings and authorizations as may be required under the Exchange Act.

(e) Absence of Litigation. To the knowledge of such Holder, as of the date of this Agreement, there is no Action pending against, or threatened in writing against such Holder that would prevent the performance by such Holder of its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Business Combination Agreement, including the Merger, on a timely basis.

(f) Absence of Other Voting Agreements. None of the Shares is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to voting, in each case, that is inconsistent with this Agreement, except as disclosed in the Filed SEC Documents and as contemplated by this Agreement. None of the Shares is subject to any pledge agreement pursuant to which such Holder does not retain sole and exclusive voting rights with respect to the Shares subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument.

ARTICLE VI

MISCELLANEOUS

Section 6.1 No Solicitation. Each Holder agrees that it will not, and will cause its Affiliates not to, and will use commercially reasonable efforts to cause its and their Representatives not to, directly or indirectly, take any of the actions listed in clauses (i)—(iii) of Section 5.12(a) of the Business Combination Agreement (without giving effect to any amendment or modification of such clauses after the date of this Agreement). Each Holder shall, and shall cause its Affiliates to, and shall use its commercially reasonable efforts to cause its and their Representatives to, immediately cease, and cause to be terminated, any discussions or negotiations conducted before the date of this Agreement with any Person (other than the Company) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Parent Acquisition Proposal. In addition, each Holder agrees to be subject to Section 5.12(d) of the Business Combination Agreement (without giving effect to any amendment or modification of such clauses after the date of this Agreement) as if such Holder were “Parent” thereunder. Notwithstanding the foregoing, to the extent Parent complies with its obligations under Section 5.12 of the Business Combination Agreement and participates in discussions or negotiations with a Person regarding a Parent Acquisition Proposal, each Holder and/or any of its Representatives may engage in discussions or negotiations with such Person to the extent that Parent can act under Section 5.12 of the Business Combination Agreement. For purposes of this section, “Affiliate” shall include any portfolio companies of Riverstone Holdings LLC.

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Section 6.2 Termination. This Agreement shall terminate on the Termination Date. Neither the provisions of this Section 6.2 nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. Nothing in the Business Combination Agreement shall relieve any Holder from any liability arising out of or in connection with a breach of this Agreement.

Section 6.3 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received; provided, that each notice party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

if to any Holder, to:

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention:                 General Counsel

E-mail:                      legal@riverstonellc.com

if to Parent to:

Centennial Resource Development, Inc.

1001 Seventeenth Street, Suite 1800

Denver, Colorado 80202

Attention:                 Davis O’Connor

                         Chad MacDonald

E-mail:                      Davis.OConnor@cdevinc.com

                         Chad.MacDonald@cdevinc.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention:     Ryan J. Maierson

            John M. Greer

E-mail:         ryan.maierson@lw.com

            john.greer@lw.com

if to the Company, to:

Colgate Energy Partners III, LLC

300 N. Marienfeld St., Ste. 1000

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Midland, Texas 79701

Attention:         James H. Walter

                William M. Hickey III

E-mail:             JWalter@colgateenergy.com

                WHickey@colgateenergy.com

With copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street, Suite 4700

Houston, Texas 77002

Attention:         Sean T. Wheeler, P.C.

                Debbie P. Yee, P.C.

                Emily Lichtenheld

E-mail:             sean.wheeler@kirkland.com

                debbie.yee@kirkland.com

                emily.lichtenheld@kirkland.com

Section 6.4 Amendment; Waiver.

(a) This Agreement shall not be amended or modified except by written instrument duly executed by each of the parties.

(b) No waiver of any term or provision of this Agreement shall be effective unless in writing, signed by the party against whom enforcement of the same is sought. The grant of a waiver in one instance does not constitute a continuing waiver in any other instances. No failure by any party to exercise, and no delay by any party in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof.

Section 6.5 Counterparts; Electric Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Signatures to this Agreement transmitted by electronic mail in.pdf form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures. No party shall be bound until such time as all of the parties have executed counterparts of this Agreement.

Section 6.6 Assignment and Binding Effect. Except in connection with a permitted Transfer pursuant to Article II, no party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder, by operation of law or otherwise, without the prior written consent of the other parties, and any such attempted assignment, delegation or transfer shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, permitted transferees and permitted assigns. Except as expressly set forth in the prior sentence, (a) none of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including any creditor of any party hereto or any of their Affiliates and (b) no such third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any liability (or otherwise) against any other party hereto.

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Section 6.7 Conspicuous & Headings. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS AGREEMENT IN BOLD-TYPE OR ALL-CAPS FONT ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW. The headings of the several articles and sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 6.8 Entire Agreement. This Agreement (including the schedule hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all previous agreements, negotiations, discussions, understandings, writings, commitments and conversations between the parties with respect to such subject matter. No agreements or understandings exist among the parties other than those set forth or referred to herein or therein.

Section 6.9 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties. In the event the parties are not able to agree, such provision shall be construed by limiting and reducing it so that such provision is valid, legal, and fully enforceable while preserving to the greatest extent permissible the original intent of the parties; the remaining terms and conditions of this Agreement shall not be affected by such alteration.

Section 6.10 No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture, any like relationship between the parties hereto or a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

Section 6.11 Governing Law; Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

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(b) EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, RELATING TO OR RESULTING FROM THIS AGREEMENT, OR THE CONTEMPLATED TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11.

(c) THE PARTIES HEREBY AGREE THAT ANY SUIT, ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER RELATING TO, ARISING OUT OF OR RESULTING FROM OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE BROUGHT IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR IF SUCH COURT DOES NOT HAVE JURISDICTION, IN ANY FEDERAL COURT WITHIN THE STATE OF DELAWARE ONLY, AND THAT ANY CAUSE OF ACTION RELATING TO, ARISING OUT OF OR RESULTING FROM THIS AGREEMENT SHALL BE DEEMED TO HAVE ARISEN FROM A TRANSACTION OF BUSINESS IN THE STATE OF DELAWARE. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH SUIT, ACTION OR PROCEEDING AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING THAT IS BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH ACTION MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(d) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, Action or proceeding by the delivery of a copy thereof in accordance with the provisions of Section 6.3 or in such other manner as may be permitted by law.

Section 6.12 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

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Section 6.13 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement may only be brought against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement and not otherwise), no past, present or future director, manager, officer, employee, incorporator, member, partner, equity holder, Affiliate, agent, attorney, advisor, consultant or Representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more party under this Agreement (whether for indemnification or otherwise) or of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated by this Agreement.

Section 6.14 Injunctive Relief. The parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the parties. Prior to the termination of this Agreement pursuant to Section 6.2, it is accordingly agreed that the parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with this Section 6.14, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at applicable Law or in equity. Each party accordingly agrees (a) the non-breaching party will be entitled to injunctive and other equitable relief, without proof of actual damages; and (b) the alleged breaching party will not raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement and will not plead in defense thereto that there are adequate remedies under applicable Law, all in accordance with the terms of this Section 6.14. Each party further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.14, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 6.15 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Holders, and the Company shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct Holders in the voting or disposition of any Shares, except as otherwise expressly provided herein.

Section 6.16 Disclosure. Each Holder consents to and authorizes the publication and disclosure by Parent and the Company of such Holder’s identity and holding of Shares, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement, and any other disclosure document required in connection with the Business Combination Agreement, the Merger and the transactions contemplated by the Business Combination Agreement.

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Section 6.17 Interpretation. The parties have participated jointly in negotiating and drafting this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the “knowledge” of Holders means the actual knowledge of any officer of any Holder after due inquiry. Notwithstanding anything in this Agreement to the contrary, each Holder’s representations, warranties and obligations hereunder are only with respect to itself and the Shares it owns, and is not responsible for any breach by the other Holder or with respect to such other Holder’s Shares.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:
Name:	Sean R. Smith
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

RIVERSTONE VI CENTENNIAL QB HOLDINGS, L.P.

By: Riverstone Energy Partners VI, L.P. its general partner

By: Riverstone Energy GP VI, LLC its general partner

By:_______________________________
Name: Peter Haskopoulos
Title: Managing Director

REL US CENTENNIAL HOLDINGS, LLC

By: REL IP General Partner LP its managing member

By: REL IP General Partner Limited its general partner

By:_______________________________
Name: Peter Haskopoulos
Title: Director

RIVERSTONE NON-ECI USRPI AIV, L.P.

By: Riverstone Non-ECI USRPI AIV GP, L.L.C. its general partner

By:_______________________________
Name: Peter Haskopoulos
Title: Managing Director

SILVER RUN SPONSOR, LLC

By: Silver Run Sponsor Manager, LLC its managing member

By:_______________________________
Name: Peter Haskopoulos
Title: Managing Director

[Signature Page to Voting and Support Agreement]

COLGATE ENERGY PARTNERS III, LLC

By:____________________________
Name: James H. Walter
Title: President and Co-Chief Executive Officer

[Signature Page to Voting and Support Agreement]

Schedule I

Number of Shares Beneficially Owned

Riverstone VI Centennial QB Holdings, L.P.:

Parent Class A Shares: 51,188,619

REL US Centennial Holdings, LLC:

Parent Class A Shares: 12,524,331

Riverstone Non-ECI USRPI AIV, L.P.:

Parent Class A Shares: 5,145,600

Silver Run Sponsor, LLC:

Parent Class A Shares: 2,499,866

Schedule I

Exhibit E

Form of A&R LLC Agreement

Exhibit E to Business Combination Agreement

Final Form

CENTENNIAL RESOURCE PRODUCTION, LLC

SIXTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

Dated as of [ ⚫ ], 2022

THE LIMITED LIABILITY COMPANY INTERESTS REPRESENTED BY THIS SIXTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH LIMITED LIABILITY COMPANY INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

TABLE OF CONTENTS

Section 16.14	Right of Offset	54
Section 16.15	Effectiveness	54
Section 16.16	Entire Agreement	54
Section 16.17	Remedies	54
Section 16.18	Descriptive Headings; Interpretation	54

Schedules

Schedule 1	–	Schedule of Members

Exhibits

Exhibit A	–	Form of Joinder Agreement

CENTENNIAL RESOURCE PRODUCTION, LLC

SIXTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This SIXTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”), dated as of [ ⚫ ], 2022, is entered into by and among Centennial Resource Production, LLC, a Delaware limited liability company (the “Company”), and its Members (as defined herein).

WHEREAS, the Company was formed as a limited liability company pursuant to and in accordance with the Delaware Act (as defined herein) by the filing of the Certificate (as defined herein) with the Secretary of State of the State of Delaware pursuant to Section 18-201 of the Delaware Act on August 10, 2012;

WHEREAS, the Company entered into a Limited Liability Company Agreement of the Company, dated as of August 30, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time to but excluding December 17, 2012, together with all schedules, exhibits and annexes thereto, the “Initial LLC Agreement”), with the members of the Company party thereto;

WHEREAS, the Company entered into an Amended and Restated Limited Liability Company Agreement of the Company, dated as of December 17, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time to but excluding May 16, 2013, together with all schedules, exhibits and annexes thereto, the “First A&R LLC Agreement”), with the members of the Company party thereto;

WHEREAS, the Company entered into a Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of May 16, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time to but excluding October 15, 2014, together with all schedules, exhibits and annexes thereto, the “Second A&R LLC Agreement”), with the members of the Company party thereto;

WHEREAS, the Company entered into a Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of October 15, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time to but excluding April 15, 2015, together with all schedules, exhibits and annexes thereto, the “Third A&R LLC Agreement”), with the members of the Company party thereto;

WHEREAS, the Company entered into a Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated as of April 15, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time to but excluding the date hereof, together with all schedules, exhibits and annexes thereto, the “Fourth A&R LLC Agreement”), with the members of the Company party thereto;

WHEREAS, the Company entered into a Fifth Amended and Restated Limited Liability Company Agreement of the Company, dated as of October 11, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time to but excluding the date hereof, together with all schedules, exhibits and annexes thereto, the “Fifth A&R LLC Agreement”), with the members of the Company party thereto;

WHEREAS, immediately prior to the Effective Time, the Manager (as defined herein) and Centennial Corp., a Delaware corporation (“Centennial Corp.”) held Common Units (as defined in the Fourth A&R LLC Agreement) in the Company (the “Original Interests”);

WHEREAS, each of the Company, Centennial Resource Development, Inc., a Delaware corporation (the “Corporation”) and Centennial Corp. desires to amend and restate the Fifth A&R LLC Agreement as of the Effective Time (as defined herein) to reflect (a) the Recapitalization (as defined herein) and the consummation of the transactions contemplated by the Business Combination Agreement (as defined herein), (b) the admission of each of the MidCo Unitholders as a Member and (c) the rights and obligations of the Members that are enumerated and agreed upon in the terms of this Agreement effective as of the Effective Time, at which time the Fifth A&R LLC Agreement shall be superseded entirely by this Agreement; and

WHEREAS, in connection with the Recapitalization and as of the Effective Time, the Original Interests of the Corporation will be canceled and Common Units (as defined herein) will be issued as contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Members, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

The following definitions shall be applied to the terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary.

“Additional Member” has the meaning set forth in Section 12.02.

“Adjusted Capital Account Deficit” means with respect to the Capital Account of any Member as of the end of any Taxable Year, the amount by which the balance in such Capital Account is less than zero. For this purpose, such Member’s Capital Account balance shall be:

(a) reduced for any items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6); and

increased for any amount such Member is obligated to contribute or is treated as being obligated to contribute to the Company pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(1) and 1.704-2(i) (relating to minimum gain).

“Admission Date” has the meaning set forth in Section 10.06.

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“Affiliate” means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. As used in this definition and the definition of Majority Member, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement). Notwithstanding anything to the contrary herein, (a) with respect to the Company Unitholder, “Affiliate” shall not include any portfolio companies of Pearl Energy Investments or NGP Energy Capital and (b) with respect to the Corporation and its Subsidiaries, “Affiliate” shall not include any portfolio companies of Riverstone Energy Investments.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Appraisers” has the meaning set forth in Section 15.02.

“Assignee” means a Person to whom a Company Interest has been transferred but who has not become a Member pursuant to Article XII.

“Base Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“Black-Out Period” means any “black-out” or similar period under the Corporation’s policies covering trading in the Corporation’s securities to which the applicable Redeemed Member is subject, which period restricts the ability of such Redeemed Member to immediately resell shares of Class A Common Stock to be delivered to such Redeemed Member in connection with a Share Settlement.

“Book Value” means, with respect to any Company property, the Company’s adjusted basis for U.S. federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulations Sections 1.704-1(b)(2)(iv)(d)-(g) and 1.704-1(b)(2)(iv)(s); provided, that if any noncompensatory options are outstanding upon the occurrence of any adjustment described herein, the Company shall adjust the Book Values of its properties in accordance with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2).

“Business Combination Agreement” means that certain Business Combination Agreement, dated as of May 19, 2022, by and among the Corporation, the Company, Colgate Energy Partners III, LLC, a Delaware limited liability company, and, solely for purposes of the specified provisions therein, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company (as may be amended or supplemented from time to time).

“Business Combination Closing” means the consummation of the transactions contemplated by the Business Combination Agreement.

“Business Day” means any day other than a Saturday or a Sunday or a day on which banks located in New York City, New York generally are authorized or required by Law to close.

“Capital Account” means the capital account maintained for a Member in accordance with Section 5.01.

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“Capital Contribution” means, with respect to any Member, the amount of any cash, cash equivalents, promissory obligations or the Fair Market Value of other property that such Member contributes (or is deemed to contribute) to the Company pursuant to Article III hereof.

“Cash Settlement” means immediately available funds in U.S. dollars in an amount equal to the product of (a) the Share Settlement and (b) the Common Unit Redemption Price.

“Certificate” means the Company’s Certificate of Formation as filed with the Secretary of State of Delaware.

“Change of Control Transaction” means (a) a sale of all or substantially all of the Company’s assets determined on a consolidated basis, (b) a sale of a majority of the Company’s outstanding Units (other than (i) to the Corporation or (ii) in connection with a Redemption or Direct Exchange in accordance with Article XI) or (c) a sale of a majority of the outstanding voting securities of any Material Subsidiary of the Company; in any such case, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise; provided, however, that neither (w) a transaction solely between the Company or any of its Subsidiaries, on the one hand, and the Company or any of its Subsidiaries, on the other hand, nor (x) a transaction solely for the purpose of changing the jurisdiction of domicile of the Company, nor (y) a transaction solely for the purpose of changing the form of entity of the Company, nor (z) a sale of a majority of the outstanding shares of Class A Common Stock, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise, shall in each case of clauses (w), (x), (y) and (z) constitute a Change of Control Transaction.

“Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Corporation.

“Class C Common Stock” means the Class C Common Stock, par value $0.0001 per share, of the Corporation.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Common Stock” means all classes and series of common stock of the Corporation, including the Class A Common Stock and the Class C Common Stock.

“Common Unit” means a Unit designated as a “Common Unit” and having the rights and obligations specified with respect to the Common Units in this Agreement.

“Common Unit Redemption Price” means, with respect to any Redemption, the arithmetic average of the volume-weighted closing price for a share of Class A Common Stock (or any class of stock into which it has been converted) on the Stock Exchange, or any other exchange or automated or electronic quotation system on which the Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the five (5) consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the Redemption Notice Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock. If the Class A Common Stock no longer trades on a securities exchange or automated or electronic quotation system, then the Common Unit Redemption Price shall be the fair market value of one share of Class A Common Stock, as determined by a majority of the Independent Directors in good faith, that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, with neither party having any compulsion to buy or sell, and without regard to the particular circumstances of the buyer or seller.

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“Company” has the meaning set forth in the preamble to this Agreement.

“Company Interest” means the interest of a Member in Profits, Losses and Distributions.

“Company Minimum Gain” means “partnership minimum gain” determined pursuant to Treasury Regulations Section 1.704-2(d).

“Corporate Board” means the Board of Directors of the Corporation.

“Corporation” has the meaning set forth in the recitals to this Agreement, together with its successors and assigns.

“Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of February 18, 2022, by and among the Company, as borrower, the Corporation, as Parent, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto as may be subsequently amended, restated, supplemented or otherwise modified from time to time and including any one or more refinancings or replacements thereof, in whole or in part, with any other debt facility or debt obligation).

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del.L. § 18-101, et seq., as it may be amended from time to time, and any successor thereto.

“Depletable Property” means each separate oil and gas property as defined in Code Section 614.

“Depreciation” means, for each Taxable Year or other Fiscal Period, an amount equal to the depreciation, amortization or other cost recovery deduction (excluding depletion) allowable for U.S. federal income tax purposes with respect to property for such Taxable Year or other Fiscal Period, except that (a) with respect to any such property the Book Value of which differs from its adjusted tax basis for U.S. federal income tax purposes and which difference is being eliminated by use of the “remedial method” pursuant to Treasury Regulations Section 1.704-3(d), Depreciation for such Taxable Year or other Fiscal Period shall be the amount of book basis recovered for such Taxable Year or other Fiscal Period under the rules prescribed by Treasury Regulations Section 1.704-3(d)(2), and (b) with respect to any other such property, the Book Value of which differs from its adjusted tax basis at the beginning of such Taxable Year or other Fiscal Period, Depreciation for such Taxable Year or other Fiscal Period shall be an amount which bears the same ratio to such beginning Book Value as the U.S. federal income tax depreciation, amortization, or other cost recovery deduction for such Taxable Year or other Fiscal Period bears to such beginning adjusted tax basis; provided, however, that if the adjusted tax basis of any property at the beginning of such Taxable Year or other Fiscal Period is zero dollars ($0.00), Depreciation with respect to such property shall be determined with reference to such beginning Book Value using any reasonable method selected by the Manager.

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“Direct Exchange” has the meaning set forth in Section 11.03(a).

“Discount” has the meaning set forth in Section 6.06.

“Distributable Cash” shall mean, as of any relevant date on which a determination is being made by the Manager regarding a potential distribution pursuant to Section 4.01(a), the amount of cash that could be distributed by the Company for such purposes in accordance with the Credit Agreement (and without otherwise violating any applicable provisions of the Credit Agreement).

“Distribution” (and, with a correlative meaning, “Distribute”) means each distribution made by the Company to a Member with respect to such Member’s Units, whether in cash, property or securities of the Company and whether by liquidating distribution or otherwise; provided, however, that none of the following shall be a Distribution: (a) any recapitalization that does not result in the distribution of cash or property to Members or any exchange of securities of the Company, and any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units, (b) any other payment made by the Company to a Member in redemption of all or a portion of such Member’s Units or (c) any amounts payable pursuant to Section 6.06.

“Effective Time” has the meaning set forth in Section 16.15.

“Equity Plan” means any stock or equity purchase plan, restricted stock or equity plan or other similar equity compensation plan now or hereafter adopted by the Company or the Corporation.

“Equity Securities” means (i) with respect to the Company or any of its Subsidiaries, (a) Units or other equity interests in the Company or any Subsidiary of the Company (including other classes or groups thereof having such relative rights, powers and duties as may from time to time be established by the Manager pursuant to the provisions of this Agreement, including rights, powers and/or duties senior to existing classes and groups of Units and other equity interests in the Company or any Subsidiary of the Company), (b) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units or other equity interests in the Company or any Subsidiary of the Company, and (c) warrants, options or other rights to purchase or otherwise acquire Units or other equity interests in the Company or any Subsidiary of the Company and (ii) with respect to the Corporation, any and all shares, interests, participation or other equivalents (however designated) of corporate stock, including all common stock and preferred stock, or warrants, options or other rights to acquire any of the foregoing, including any debt instrument convertible or exchangeable into any of the foregoing.

“Event of Withdrawal” means the expulsion, bankruptcy or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company. “Event of Withdrawal” shall not include an event that does not terminate the existence of such Member under applicable state law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Company Interests of such trust that is a Member).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Exchange Election Notice” has the meaning set forth in Section 11.03(b).

“Fair Market Value” means, with respect to any asset, its fair market value determined according to Article XV.

“Fifth A&R LLC Agreement” has the meaning set forth in the recitals to this Agreement.

“First A&R LLC Agreement” has the meaning set forth in the recitals to this Agreement.

“Fiscal Period” means any interim accounting period within a Taxable Year established by the Company and which is permitted or required by Section 706 of the Code.

“Fiscal Year” means the Company’s annual accounting period established pursuant to Section 8.02.

“Fourth A&R LLC Agreement” has the meaning set forth in the recitals to this Agreement.

“Governmental Entity” means (a) the United States of America, (b) any other sovereign nation, (c) any state, province, district, territory or other political subdivision of (a) or (b) of this definition, including any county, municipal or other local subdivision of the foregoing, or (d) any entity exercising executive, legislative, judicial, regulatory or administrative functions of government on behalf of (a), (b) or (c) of this definition.

“Indemnified Person” has the meaning set forth in Section 7.04(a).

“Independent Directors” means the members of the Corporate Board who are “independent” under the standards set forth in Rule 10A-3 promulgated under the Securities Act and the corresponding rules of the applicable exchange on which the Class A Common Stock is traded or quoted.

“Initial LLC Agreement” has the meaning set forth in the recitals to this Agreement.

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended from time to time.

“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement.

“Law” means all laws, statutes, ordinances, rules and regulations of the United States, any foreign country and each state, commonwealth, city, county, municipality, regulatory body, agency or other political subdivision thereof.

“LLC Employee” means an employee of, or other service provider to, the Company or any Subsidiary, in each case acting in such capacity.

“Losses” means items of Company loss or deduction determined according to Section 5.01(b).

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“Majority Members” means the Members (which may include the Manager) holding a majority of the Units then outstanding; provided that, if as of any date of determination, a majority of the Units are then held by the Manager or any Affiliates controlled by the Manager, then “Majority Members” shall mean the Manager together with Members holding a majority of the Units (excluding Units held by the Manager and its controlled Affiliates) then outstanding.

“Manager” has the meaning set forth in Section 6.01.

“Manager Change of Control” shall be deemed to have occurred if or upon:

(a) both the stockholders of the Corporation and the Corporate Board approve, in accordance with the Corporation’s certificate of incorporation and applicable law, the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Corporation’s assets (determined on a consolidated basis), including a sale of all of the equity interests in the Company, to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), other than to any directly or indirectly wholly owned subsidiary of the Corporation, and such sale, lease or transfer is consummated;

(b) both the stockholders of the Corporation and the Corporate Board approve, in accordance with the Corporation’s certificate of incorporation and applicable law, a merger or consolidation of the Corporation with any other Person, other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50.01% of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, and such merger or consolidation is consummated; or

(c) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or (b) a corporation or other entity owned, directly or indirectly, by all of the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of at least 50.01% of the aggregate voting power of the Voting Securities of the Corporation; provided, that the Corporate Board recommends or otherwise approves or determines that such acquisition is in the best interests of the Corporation and its stockholders.

“Market Price” means, with respect to a share of Class A Common Stock as of a specified date, the last sale price per share of Class A Common Stock, regular way, or if no such sale took place on such day, the average of the closing bid and asked prices per share of Class A Common Stock, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Stock Exchange or, if the Class A Common Stock is not listed or admitted to trading on the Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading or, if the Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low

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asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the Class A Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Class A Common Stock selected by the Corporate Board or, in the event that no trading price is available for the shares of Class A Common Stock, the fair market value of a share of Class A Common Stock, as determined in good faith by the Corporate Board.

“Material Subsidiary” means any direct or indirect Subsidiary of the Company that, as of any date of determination, represents more than (a) 50% of the consolidated net tangible assets of the Company or (b) 50% of the consolidated net income of the Company before interest, taxes, depreciation and amortization (calculated in a manner substantially consistent with the definition of “Consolidated Net Income” and “EBITDAX” or similar definition(s) appearing in the Credit Agreement, including such additional adjustments that are permitted to be made to such measure as described in “EBITDAX” or a similar definition appearing in the Credit Agreement).

“Member” means, as of any date of determination, (a) each of the members named on the Schedule of Members and (b) any Person admitted to the Company as a Substituted Member or Additional Member in accordance with Article XII, but in each case only so long as such Person is shown on the Company’s books and records as the owner of one or more Units.

“Member Minimum Gain” means “partner nonrecourse debt minimum gain” as defined in Treasury Regulations Section 1.704-2(i)(3).

“MidCo Unitholder” means each of Colgate Energy Partners III MidCo, LLC, Colgate Energy Partners, LLC, Colgate Energy Partners II, LLC and CEP Holdings, LLC.

“Officer” has the meaning set forth in Section 6.01(b).

“Optionee” means a Person to whom a stock option is granted under any Stock Option Plan.

“Original Interests” has the meaning set forth in the recitals to this Agreement.

“Partnership Audit Provisions” shall mean Sections 6221 through 6241 of the Code, together with any guidance issued thereunder or successor provisions and any similar provision of state or local tax laws.

“Other Agreements” has the meaning set forth in Section 10.04.

“Partnership Representative” has the meaning set forth in Section 9.03(a).

“Percentage Interest” means, with respect to a Member at a particular time, such Member’s percentage interest in the Company determined by dividing such Member’s Units by the total Units of all Members at such time. The Percentage Interest of each member shall be calculated to the 4th decimal place.

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“Permitted Transfer” has the meaning set forth in Section 10.02.

“Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.

“Pro rata,” “proportional,” “in proportion to,” and other similar terms, means, with respect to the holder of Units, pro rata based upon the number of such Units held by such holder as compared to the total number of Units outstanding.

“Profits” means items of Company income and gain determined according to Section 5.01(b).

“Recapitalization” has the meaning set forth in Section 3.02.

“Reclassification Event” means any of the following: (i) any reclassification or recapitalization of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination or any transaction subject to Section 3.04), (ii) any merger, consolidation or other combination involving the Corporation, or (iii) any sale, conveyance, lease, or other disposal of all or substantially all the properties and assets of the Corporation to any other Person, in each of clauses (i), (ii) or (iii), as a result of which holders of Common Stock shall be entitled to receive cash, securities or other property for their shares of Common Stock.

“Redeemed Member” has the meaning set forth in Section 11.01(a).

“Redeemed Units” has the meaning set forth in Section 11.01(a).

“Redemption” has the meaning set forth in Section 11.01(a).

“Redemption Date” has the meaning set forth in Section 11.01(a).

“Redemption Notice” has the meaning set forth in Section 11.01(a).

“Redemption Notice Date” has the meaning set forth in Section 11.01(a).

“Redemption Right” has the meaning set forth in Section 11.01(a).

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the date hereof, by and among the Corporation, MidCo Unitholder and the other parties named therein (together with any joinder thereto from time to time by any successor or assign to any party to such Agreement).

“Related Person” has the meaning set forth in Section 7.01(c).

“Relative” means, with respect to any natural person: (a) such natural person’s spouse; (b) any lineal descendant, parent, grandparent, great grandparent or sibling or any lineal descendant of such sibling (in each case whether by blood or legal adoption); and (c) the spouse of a natural person described in clause (b) of this definition.

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“Retraction Notice” has the meaning set forth in Section 11.01(b).

“Schedule of Members” has the meaning set forth in Section 3.01(b).

“SEC” means the U.S. Securities and Exchange Commission, including any governmental body or agency succeeding to the functions thereof.

“Second A&R LLC Agreement” has the meaning set forth in the recitals to this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future Law.

“Settlement Method Notice” has the meaning set forth in Section 11.01(b).

“Share Settlement” means a number of shares of Class A Common Stock equal to the number of Redeemed Units.

“Simulated Basis” means, with respect to each Depletable Property, the Book Value of such property. For purposes of such computation, the Simulated Basis of each Depletable Property (including any additions to such Simulated Basis resulting from expenditures required to be capitalized in such Simulated Basis) shall be allocated to each Member in accordance with such Member’s relative Percentage Interest as of the time such Depletable Property (or such addition to such Simulated Basis resulting from expenditures required to be capitalized in such Simulated Basis) is acquired (or expended) by the Company, and shall be reallocated among the Members in accordance with the such Members’ Percentage Interest as determined immediately following the occurrence of an event giving rise to an adjustment to the Book Value of the Company’s Depletable Properties pursuant to the definition of Book Value. Upon a transfer by a Member of any Units, a portion of the Simulated Basis allocated to such Member shall be reallocated to the transferee in accordance with the relative Percentage Interest transferred.

“Simulated Depletion” means, with respect to each Depletable Property, a depletion allowance computed in accordance with U.S. federal income tax principles and in a manner specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2). For purposes of computing Simulated Depletion with respect to any Depletable Property, in no event shall such allowance, in the aggregate, exceed the Simulated Basis of such Depletable Property. If the Book Value of a Depletable Property is adjusted pursuant to the definition of Book Value during a Taxable Year or other Fiscal Period, following such adjustment Simulated Depletion shall thereafter be calculated under the foregoing provisions based upon such adjusted Book Value.

“Simulated Gain” means the excess, if any, of the amount realized from the sale or other disposition of a Depletable Property over the Book Value of such Depletable Property and determined pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2).

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“Simulated Loss” means the excess, if any, of the Book Value of a Depletable Property over the amount realized from the sale or other disposition of such Depletable Property and determined pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2).

“Sponsor Person” has the meaning set forth in Section 7.04(d).

“Stock Exchange” means the NASDAQ Capital Market.

“Stock Option Plan” means any stock option plan now or hereafter adopted by the Company or by the Corporation.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the voting interests thereof are at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, references to a “Subsidiary” of the Company shall be given effect only at such times that the Company has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Substituted Member” means a Person that is admitted as a Member to the Company pursuant to Section 12.01.

“Taxable Year” means the Company’s accounting period for U.S. federal income tax purposes determined pursuant to Section 9.02.

“Third A&R LLC Agreement” has the meaning set forth in the recitals to this Agreement.

“Trading Day” means a day on which the Stock Exchange or such other principal United States securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Transfer” (and, with a correlative meaning, “Transferring”) means any sale, transfer, assignment, pledge, encumbrance or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) (a) any interest (legal or beneficial) in any Equity Securities of the Company or (b) any equity or other interest (legal or beneficial) in any Member if substantially all of the assets of such Member consist solely of Units.

“Treasury Regulations” means the regulations promulgated under the Code and any corresponding provisions of succeeding regulations.

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“Unit” means a Company Interest of a Member or a permitted Assignee in the Company representing a fractional part of the Company Interests of all Members and Assignees as may be established by the Manager from time to time in accordance with Section 3.02; provided, however, that any class or group of Units issued shall have the relative rights, powers and duties set forth in this Agreement, and the Company Interest represented by such class or group of Units shall be determined in accordance with such relative rights, powers and duties.

“Value” means (a) for any Stock Option Plan, the Market Price for the trading day immediately preceding the date of exercise of a stock option under such Stock Option Plan and (b) for any Equity Plan other than a Stock Option Plan, the Market Price for the trading day immediately preceding the Vesting Date.

“Vesting Date” has the meaning set forth in Section 3.10(c).

“Voting Securities” means any Equity Securities of the Corporation that are entitled to vote generally in matters submitted for a vote of the Corporation’s stockholders or generally in the election of the Corporate Board.

ARTICLE II.

ORGANIZATIONAL MATTERS

Section 2.01 Formation of Company. The Company was formed on August 10, 2012 pursuant to the provisions of the Delaware Act.

Section 2.02 Sixth Amended and Restated Limited Liability Company Agreement. The Members hereby execute this Agreement for the purpose of amending, restating and superseding the Fifth A&R LLC Agreement in its entirety and otherwise establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act. The Members hereby agree that during the term of the Company set forth in Section 2.06 the rights and obligations of the Members with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and the Delaware Act. On any matter upon which this Agreement is silent, the Delaware Act shall control. No provision of this Agreement shall be in violation of the Delaware Act and to the extent any provision of this Agreement is in violation of the Delaware Act, such provision shall be void and of no effect to the extent of such violation without affecting the validity of the other provisions of this Agreement; provided, however, that where the Delaware Act provides that a provision of the Delaware Act shall apply “unless otherwise provided in a limited liability company agreement” or words of similar effect, the provisions of this Agreement shall in each instance control; provided further, that notwithstanding the foregoing, Section 18-210 of the Delaware Act shall not apply or be incorporated into this Agreement.

Section 2.03 Name. The name of the Company shall be “Centennial Resource Production, LLC.” The Manager in its sole discretion may change the name of the Company at any time and from time to time. Notification of any such change shall be given to all of the Members and, to the extent practicable, to all of the holders of any Equity Securities then outstanding. The Company’s business may be conducted under its name and/or any other name or names deemed advisable by the Manager.

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Section 2.04 Purpose; Powers. The primary business and purpose of the Company shall be to engage in such activities as are permitted under the Delaware Act and determined from time to time by the Manager in accordance with the terms and conditions of this Agreement. The Company shall have the power and authority to take (directly or indirectly through its Subsidiaries) any and all actions and engage in any and all activities necessary, appropriate, desirable, advisable, ancillary or incidental to accomplish the foregoing purpose.

Section 2.05 Principal Office; Registered Office. The principal office of the Company shall be located at such place or places as the Manager may from time to time designate. The address of the registered office of the Company in the State of Delaware shall be 1209 Orange Street, Wilmington, County of New Castle, DE 19801, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be The Corporation Trust Company. The Manager may from time to time change the Company’s registered agent and registered office in the State of Delaware.

Section 2.06 Term. The term of the Company commenced upon the filing of the Certificate in accordance with the Delaware Act and shall continue in existence until termination and dissolution of the Company in accordance with the provisions of Article XIV.

Section 2.07 No State-Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.07, and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise. The Members intend that the Company shall be treated as a partnership for U.S. federal (and applicable state and local) income tax purposes, and that each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

ARTICLE III.

MEMBERS; UNITS; CAPITALIZATION

Section 3.01 Members.

(a) The Corporation and Centennial Corp. were previously admitted as Members and shall remain Members of the Company upon the Effective Time. At the Effective Time and concurrently with the Business Combination Closing, each of the MidCo Unitholders shall be admitted to the Company as a Member.

(b) The Company shall maintain a schedule setting forth: (i) the name and address of each Member; (ii) the aggregate number of outstanding Units and the number and class of Units held by each Member; (iii) the aggregate amount of cash Capital Contributions that has been made by the Members with respect to their Units; and (iv) the Fair Market Value of any property other than cash contributed by the Members with respect to their Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) (such schedule, the “Schedule of Members”). The applicable Schedule of Members in effect as of the Effective Time (after giving effect to the Recapitalization) is set forth as Schedule 1 to this Agreement. The Schedule of Members shall be the definitive record of ownership of each Unit of the Company and all relevant information with respect to each

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Member. The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Delaware Act.

(c) No Member shall be required or, except as approved by the Manager pursuant to Section 6.01 and in accordance with the other provisions of this Agreement, permitted to loan any money or property to the Company or borrow any money or property from the Company.

Section 3.02 Units. Interests in the Company shall be represented by Units, or such other securities of the Company, in each case as the Manager may establish in its discretion in accordance with the terms and subject to the restrictions hereof. Immediately after the Effective Time, the Units will be comprised of a single class of Common Units. To the extent required pursuant to Section 3.04(a), the Manager may create one or more classes or series of Common Units or preferred Units solely to the extent they are in the aggregate substantially equivalent to a class of common stock of the Corporation or class or series of preferred stock of the Corporation.

Section 3.03 Recapitalization; the MidCo Unitholder Issuance.

(a) Recapitalization. Pursuant to the Business Combination Agreement, at the Business Combination Closing, the Original Interests that were held by the Corporation prior to the execution and effectiveness of this Agreement are hereby converted into the number of Common Units set forth next to the Corporation’s name on Schedule 1 (collectively, the “Recapitalization”).

(b) Issuance to MidCo Unitholder. In connection with the Business Combination Closing, at the Business Combination Closing, MidCo Unitholder was issued the number of Common Units set forth next to such MidCo Unitholder’s name on Schedule 1.

Section 3.04 Authorization and Issuance of Additional Units.

(a) If at any time the Corporation issues a share of its Class A Common Stock or any other Equity Security of the Corporation, (i) the Company shall issue to the Corporation one Common Unit (if the Corporation issues a share of Class A Common Stock), or such other Equity Security of the Company (if the Corporation issues Equity Securities other than Class A Common Stock) corresponding to the Equity Securities issued by the Corporation, and with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Corporation and (ii) the net proceeds received by the Corporation with respect to the corresponding share of Class A Common Stock or other Equity Security, if any, shall be concurrently contributed by the Corporation to the Company as a Capital Contribution; provided, that if the Corporation issues any shares of Class A Common Stock in order to directly purchase from another Member (other than the Corporation) a number of Common Units pursuant to Section 11.03(a) (and a corresponding number of shares of Class C Common Stock), then the Company shall not issue any new Common Units in connection therewith and the Corporation shall not be required to transfer such net proceeds to the Company (it being understood that such net proceeds shall instead be transferred

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to such other Member as consideration for such purchase). Notwithstanding the foregoing, this Section 3.04(a) shall not apply to (i) (A) the issuance and distribution to holders of shares of Class A Common Stock of rights to purchase Equity Securities of the Corporation under a “poison pill” or similar shareholders rights plan or (B) the issuance under the Corporation’s Equity Plans or Stock Option Plans of any warrants, options, other rights to acquire Equity Securities of the Corporation or rights or property that may be converted into or settled in Equity Securities of the Corporation, but shall in each of the foregoing cases apply to the issuance of Equity Securities of the Corporation in connection with the exercise or settlement of such rights, warrants, options or other rights or property or (ii) the issuance of Equity Securities pursuant to any Equity Plan (other than a Stock Option Plan) that are restricted, subject to forfeiture or otherwise unvested upon issuance, but shall apply on the applicable Vesting Date with respect to such Equity Securities. Except pursuant to Article XI, (x) the Company may not issue any additional Common Units to the Corporation or any of its Subsidiaries unless substantially simultaneously the Corporation or such Subsidiary issues or sells an equal number of shares of the Corporation’s Class A Common Stock to another Person, and (y) the Company may not issue any other Equity Securities of the Company to the Corporation or any of its Subsidiaries unless substantially simultaneously the Corporation or such Subsidiary issues or sells, to another Person, an equal number of shares of a new class or series of Equity Securities of the Corporation or such Subsidiary with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Company.

(b) The Company shall only be permitted to issue additional Units or other Equity Securities in the Company to the Persons and on the terms and conditions provided for in Section 3.02, this Section 3.04 and Section 3.11.

(c) The Company shall not in any manner effect any subdivision (by equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise) of the outstanding Common Units unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Common Stock, with corresponding changes made with respect to any other exchangeable or convertible securities. The Corporation shall not in any manner effect any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding Common Stock unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Common Units, with corresponding changes made with respect to any other exchangeable or convertible securities. The Company shall not in any manner effect any subdivision (by equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise) of any outstanding Equity Securities of the Company (other than the Common Units) unless accompanied by an identical subdivision or combination, as applicable, of the corresponding Equity Securities of the Corporation, with corresponding changes made with respect to any other exchangeable or convertible securities. The Corporation shall not in any manner effect any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of any outstanding Equity Securities of the Corporation (other than the Common Stock) unless accompanied by an identical subdivision or combination, as applicable, of the corresponding Equity Securities of the Company, with corresponding changes made with respect to any other exchangeable or convertible securities.

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Section 3.05 Repurchases or Redemptions. The Corporation or any of its Subsidiaries may not redeem, repurchase or otherwise acquire (i) any shares of Class A Common Stock unless substantially simultaneously the Company redeems, repurchases or otherwise acquires from the Corporation an equal number of Common Units for the same price per security or (ii) any other Equity Securities of the Corporation unless substantially simultaneously the Company redeems, repurchases or otherwise acquires from the Corporation an equal number of Equity Securities of the Company of a corresponding class or series with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Corporation for the same price per security. The Company may not redeem, repurchase or otherwise acquire (A) any Common Units from the Corporation or any of its Subsidiaries unless substantially simultaneously the Corporation or such Subsidiary redeems, repurchases or otherwise acquires an equal number of shares of Class A Common Stock for the same price per security from holders thereof, or (B) any other Equity Securities of the Company from the Corporation or any of its Subsidiaries unless substantially simultaneously the Corporation or such Subsidiary redeems, repurchases or otherwise acquires for the same price per security an equal number of Equity Securities of the Corporation of a corresponding class or series with substantially the same rights to dividends and distributions (including distribution upon liquidation) and other economic rights as those of such Equity Securities of the Corporation. Notwithstanding the foregoing, to the extent that any consideration payable by the Corporation in connection with the redemption or repurchase of any shares of Class A Common Stock or other Equity Securities of the Corporation or any of its Subsidiaries consists (in whole or in part) of shares of Class A Common Stock or such other Equity Securities (including, for the avoidance of doubt, in connection with the cashless exercise of an option or warrant), then the redemption or repurchase of the corresponding Common Units or other Equity Securities of the Company shall be effectuated in an equivalent manner.

Section 3.06 Certificates Representing Units; Lost, Stolen or Destroyed Certificates; Registration and Transfer of Units.

(a) Units shall not be certificated unless otherwise determined by the Manager. If the Manager determines that one or more Units shall be certificated, each such certificate shall be signed by or in the name of the Company, by the Chief Executive Officer, Chief Financial Officer, General Counsel, Secretary or any other officer designated by the Manager, representing the number of Units held by such holder. Such certificate shall be in such form (and shall contain such legends) as the Manager may determine. Any or all of such signatures on any certificate representing one or more Units may be a facsimile, engraved or printed, to the extent permitted by applicable Law. The Manager agrees that it shall not elect to treat any Unit as a “security” within the meaning of Article 8 of the Uniform Commercial Code unless thereafter all Units then outstanding are represented by one or more certificates.

(b) If Units are certificated, the Manager may direct that a new certificate representing one or more Units be issued in place of any certificate theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon delivery to the Manager of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Manager may require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

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(c) To the extent Units are certificated, upon surrender to the Company or the transfer agent of the Company, if any, of a certificate for one or more Units, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, in compliance with the provisions hereof, the Company shall issue a new certificate representing one or more Units to the Person entitled thereto, cancel the old certificate and record the transaction upon its books. Subject to the provisions of this Agreement, the Manager may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, Transfer and registration of Units.

Section 3.07 Negative Capital Accounts. No Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member’s Capital Account (including upon and after dissolution of the Company).

Section 3.08 No Withdrawal. No Person shall be entitled to withdraw any part of such Person’s Capital Contribution or Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement.

Section 3.09 Loans From Members. Loans by Members to the Company shall not be considered Capital Contributions. Subject to the provisions of Section 3.01(c), the amount of any such advances shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made.

Section 3.10 Tax Treatment of Corporate Stock Option Plans and Equity Plans.

(a) Options Granted to Persons other than LLC Employees. If at any time or from time to time, in connection with any Stock Option Plan, a stock option granted over shares of Class A Common Stock to a Person other than an LLC Employee is duly exercised, notwithstanding the amount of the Capital Contribution actually made pursuant to Section 3.04(a), solely for U.S. federal (and applicable state and local) income tax purposes, the Corporation shall be deemed to have contributed to the Company as a Capital Contribution, in lieu of the Capital Contribution actually made and in consideration of additional Common Units, an amount equal to the Value of a share of Class A Common Stock as of the date of such exercise multiplied by the number of shares of Class A Common Stock then being issued by the Corporation in connection with the exercise of such stock option.

(b) Options Granted to LLC Employees. If at any time or from time to time, in connection with any Stock Option Plan, a stock option granted over shares of Class A Common Stock to an LLC Employee is duly exercised, solely for U.S. federal (and applicable state and local) income tax purposes, the following transactions shall be deemed to have occurred:

(i) The Corporation shall sell to the Optionee, and the Optionee shall purchase from the Corporation, for a cash price per share equal to the Value of a share of Class A Common Stock at the time of the exercise, the number of shares of Class A Common Stock equal to the quotient of (x) the exercise price payable by the Optionee in connection with the exercise of such stock option divided by (y) the Value of a share of Class A Common Stock at the time of such exercise.

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(ii) The Corporation shall sell to the Company (or if the Optionee is an employee of, or other service provider to, a Subsidiary, the Corporation shall sell to such Subsidiary), and the Company (or such Subsidiary, as applicable) shall purchase from the Corporation, a number of shares of Class A Common Stock equal to the excess of (x) the number of shares of Class A Common Stock as to which such stock option is being exercised over (y) the number of shares of Class A Common Stock sold pursuant to Section 3.10(b)(i) hereof. The purchase price per share of Class A Common Stock for such sale of shares of Class A Common Stock to the Company (or such Subsidiary) shall be the Value of a share of Class A Common Stock as of the date of exercise of such stock option.

(iii) The Company shall transfer to the Optionee (or if the Optionee is an employee of, or other service provider to, a Subsidiary, the Subsidiary shall transfer to the Optionee) at no additional cost to such LLC Employee and as additional compensation to such LLC Employee, the number of shares of Class A Common Stock described in Section 3.10(b)(ii).

(iv) The Corporation shall be deemed to have contributed any amounts received by the Corporation pursuant to Section 3.10(b)(i) and any amount deemed to be received by the Company pursuant to Section 3.10(b)(ii) in connection with the exercise of such stock option.

The transactions described in this Section 3.10(b) are intended to comply with the provisions of Treasury Regulations Section 1.1032-3 and shall be interpreted consistently therewith.

(c) Restricted Stock Granted to LLC Employees. If at any time or from time to time, in connection with any Equity Plan (other than a Stock Option Plan), any shares of Class A Common Stock are issued to an LLC Employee (including any shares of Class A Common Stock that are subject to forfeiture in the event such LLC Employee terminates his or her employment with the Company or any Subsidiary) in consideration for services performed for the Company or any Subsidiary, on the date (such date, the “Vesting Date”) that the Value of such shares is includible in taxable income of such LLC Employee, the following events will be deemed to have occurred solely for U.S. federal (and applicable state and local) income tax purposes: (a) the Corporation shall be deemed to have sold such shares of Class A Common Stock to the Company (or if such LLC Employee is an employee of, or other service provider to, a Subsidiary, to such Subsidiary) for a purchase price equal to the Value of such shares of Class A Common Stock, (b) the Company (or such Subsidiary) shall be deemed to have delivered such shares of Class A Common Stock to such LLC Employee, (c) the Corporation shall be deemed to have contributed the purchase price for such shares of Class A Common Stock to the Company as a Capital Contribution, and (d) in the case where such LLC Employee is an employee of a Subsidiary, the Company shall be deemed to have contributed such amount to the capital of the Subsidiary.

(d) Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the Corporation from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the

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Corporation, the Company or any of their respective Affiliates. The Members acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Corporation, amendments to this Section 3.10 may become necessary or advisable and that any approval or consent to any such amendments requested by the Corporation shall be deemed granted by the Manager without the requirement of any further consent or acknowledgement of any other Member.

(e) Anti-dilution adjustments. For all purposes of this Section 3.10, the number of shares of Class A Common Stock and the corresponding number of Common Units shall be determined after giving effect to all anti-dilution or similar adjustments that are applicable, as of the date of exercise or vesting, to the option, warrant, restricted stock or other equity interest that is being exercised or becomes vested under the applicable Stock Option Plan or other Equity Plan and applicable award or grant documentation.

Section 3.11 Dividend Reinvestment Plan, Cash Option Purchase Plan, Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article III, all amounts received or deemed received by the Corporation in respect of any dividend reinvestment plan, cash option purchase plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by the Corporation to effect open market purchases of shares of Class A Common Stock, or (b) if the Corporation elects instead to issue new shares of Class A Common Stock with respect to such amounts, shall be contributed by the Corporation to the Company in exchange for additional Units. Upon such contribution, the Company will issue to the Corporation a number of Units equal to the number of new shares of Class A Common Stock so issued.

ARTICLE IV.

DISTRIBUTIONS

Section 4.01 Distributions.

(a) Distributable Cash; Other Distributions. To the extent permitted by applicable Law and hereunder, Distributions to Members may be declared by the Manager out of Distributable Cash or other funds or property legally available therefor in such amounts and on such terms (including the payment dates of such Distributions) as the Manager shall determine using such record date as the Manager may designate; such Distributions shall be made to the Members as of the close of business on such record date on a pro rata basis in accordance with each Member’s Percentage Interest as of the close of business on such record date; provided, however, that the Manager shall have the obligation to make Distributions as set forth in Sections 4.01(b) and 14.02; and provided further that, notwithstanding any other provision herein to the contrary, no Distributions shall be made to any Member to the extent such Distribution would violate Section 18-607 of the Delaware Act. Promptly following the designation of a record date and the declaration of a Distribution pursuant to this Section 4.01(a), the Manager shall give notice to each Member of the record date, the amount and the terms of the Distribution and the payment date thereof. In furtherance of the foregoing, it is intended that the Manager shall, to the extent permitted by applicable Law and hereunder, have the right in its sole discretion to make Distributions to the Members pursuant to this Section 4.01(a) in such amounts as shall enable the Corporation to pay dividends or to meet its obligations (to the extent such obligations are not otherwise able to be satisfied as a result of tax distributions required to be made pursuant to Section 4.01(b) or reimbursements required to be made pursuant to Section 6.06).

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(b) Tax Distributions. The Company shall make distributions to all Members pro rata, in accordance with each Member’s Percentage Interest, at such times and in such amounts as necessary to enable the Corporation to timely satisfy all of its U.S. federal, state and local and non-U.S. tax liabilities.

Section 4.02 Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any Distribution to any Member on account of any Company Interest if such Distribution would violate any applicable Law or the terms of the Credit Agreement.

ARTICLE V.

CAPITAL ACCOUNTS; ALLOCATIONS; TAX MATTERS

Section 5.01 Capital Accounts.

(a) The Company shall maintain a separate Capital Account for each Member according to the rules of Treasury Regulations Section 1.704-1(b)(2)(iv). For this purpose, the Company may (in the discretion of the Manager), upon the occurrence of the events specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such Treasury Regulations and Treasury Regulations Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of Company property. The Capital Account balance of each of the Members as of the date hereof, as adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f) and Section 3.04(c) of this Agreement, is its respective “Business Combination Closing Capital Account Balance” set forth on the Schedule of Members.

(b) For purposes of computing the amount of any item of Company income, gain, loss or deduction to be allocated pursuant to this Article V and to be reflected in the Capital Accounts of the Members, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for U.S. federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); provided, however, that:

(i) The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(l)(B) or Code Section 705(a)(2)(B) and Treasury Regulations Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for U.S. federal income tax purposes.

(ii) If the Book Value of any Company property is adjusted pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(e) or (f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

(iii) Items of income, gain, loss or deduction attributable to the disposition of Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

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(iv) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing Profits or Losses (excluding depletion with respect to a Depletable Property), there shall be taken into account Depreciation for such Taxable Year or other Fiscal Period.

(v) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

(vi) Simulated Gains with respect to Depletable Properties shall be taken into account in computing Profits and Losses in lieu of actual gains on such Depletable Properties.

(vii) Items specifically allocated under Section 5.03 shall be excluded from the computation of Profits and Losses.

Section 5.02 Allocations. After giving effect to the allocations under Section 5.03, and subject to Section 5.04, Profits and Losses for any Taxable Year or other Fiscal Period shall be allocated among the Capital Accounts of the Members pro rata in such a manner that, after giving effect to the special allocations set forth in Section 5.03 and all other distributions through the end of such Taxable Year or other Fiscal Period, the Capital Account balance of each Member, immediately after making such allocation, is as nearly as possible equal to (a) the amount such Member would receive pursuant to Section 14.02(d) if all of the assets of the Company on hand at the end of such Taxable Year or other Fiscal Period were sold for cash equal to their Book Values, all liabilities of the Company were satisfied in cash in accordance with their terms (limited with respect to each nonrecourse liability to the Book Value of the assets securing such liability), and all remaining or resulting cash were distributed, in accordance with Section 14.02(d), to the Members immediately after making such allocation, minus (b) such Member’s share of the Company Minimum Gain and Member Minimum Gain, computed immediately prior to the hypothetical sale of assets, and the amount any such Member is treated as obligated to contribute to the Company, computed immediately after the hypothetical sale of assets. Notwithstanding any contrary provision in this Agreement, the Manager shall make appropriate adjustments to allocations of Profits and Losses to (or, if necessary, allocate items of gross income, gain, loss or deduction of the Company among) the Members such that, to the maximum extent possible, the Capital Accounts of the Members are proportionate to their Percentage Interests. In each case, such adjustments or allocations shall occur, to the maximum extent possible, in the Taxable Year or other Fiscal Period of the event requiring such adjustments or allocations.

Section 5.03 Regulatory and Special Allocations.

(a) Losses attributable to partner nonrecourse debt (as defined in Treasury Regulations Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulations Section 1.704-2(i). If there is a net decrease during a Taxable Year in Member Minimum Gain, Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Members in the amounts and of such character as determined according to Treasury Regulations Section 1.704-2(i)(4).

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(b) Nonrecourse deductions (as determined according to Treasury Regulations Section 1.704-2(b)(1)) for any Taxable Year shall be allocated pro rata among the Members in accordance with their Percentage Interests. Except as otherwise provided in Section 5.03(g), if there is a net decrease in the Company Minimum Gain during any Taxable Year, each Member shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulations Section 1.704-2(f). This Section 5.03(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulations Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

(c) If any Member that unexpectedly receives an adjustment, allocation or Distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Sections 5.03(a) and 5.03(b) but before the application of any other provision of this Article V, then Profits for such Taxable Year shall be allocated to such Member in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 5.03(c) is intended to be a qualified income offset provision as described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d) If the allocation of Losses to a Member as provided in Section 5.02 would create or increase an Adjusted Capital Account Deficit, there shall be allocated to such Member only that amount of Losses as will not create or increase an Adjusted Capital Account Deficit. The Losses that would, absent the application of the preceding sentence, otherwise be allocated to such Member shall be allocated to the other Members in accordance with their relative Percentage Interests, subject to this Section 5.03(d).

(e) Profits and Losses described in Section 5.01(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(j) and (m).

(f) Simulated Depletion for each Depletable Property and Simulated Loss upon the disposition of a Depletable Property shall be allocated among the Members in proportion to their shares of the Simulated Basis in such property.

(g) The allocations set forth in Section 5.03(a) through and including Section 5.03(d) (the “Regulatory Allocations”) are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2 of the Treasury Regulations. The Regulatory Allocations may not be consistent with the manner in which the Members intend to allocate Profit and Loss of the Company or make Distributions. Accordingly, notwithstanding the other provisions of this Article V, but subject to the Regulatory Allocations, income, gain, deduction and loss shall be reallocated among the Members so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Members to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations. In general,

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the Members anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Members so that the net amount of the Regulatory Allocations and such special allocations to each such Member is zero. In addition, if in any Taxable Year or other Fiscal Period there is a decrease in Company Minimum Gain, or in Member Minimum Gain, and application of the minimum gain chargeback requirements set forth in Section 5.03(a) or Section 5.03(b) would cause a distortion in the economic arrangement among the Members, the Members may, if they do not expect that the Company will have sufficient other income to correct such distortion, request the Internal Revenue Service to waive either or both of such minimum gain chargeback requirements. If such request is granted, this Agreement shall be applied in such instance as if it did not contain such minimum gain chargeback requirement.

Section 5.04 Tax Allocations.

(a) The income, gains, losses, deductions and credits of the Company will be allocated, for U.S. federal (and applicable state and local) income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and credits among the Members for computing their Capital Accounts; provided that if any such allocation is not permitted by the Code or other applicable Law, the Company’s subsequent income, gains, losses, deductions and credits will be allocated among the Members so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

(b) Cost and percentage depletion deductions with respect each Depletable Property shall be computed separately by the Members rather than the Company. For purposes of such computations, the U.S. federal income tax basis of each Depletable Property shall be allocated to each Member in accordance with such Member’s Percentage Interest as of the time such Depletable Property is acquired by the Company, and shall be reallocated among the Members in accordance with such Member’s Percentage Interest as determined immediately following the occurrence of an event giving rise to an adjustment to the Book Values of the Company’s Depletable Properties pursuant to the definition of Book Value (or at the time of any material additions to the U.S. federal income tax basis of such Depletable Property). Such allocations are intended to be applied in accordance with the “partners’ interests in partnership capital” under Section 613A(c)(7)(D) of the Code; provided that the Members understand and agree that the Manager may authorize special allocations of tax basis, income, gain, deduction or loss, as computed for U.S. federal income tax purposes, in order to eliminate differences between Simulated Basis and adjusted U.S. federal income tax basis with respect to Depletable Properties, in such manner as determined consistent with the principles of Section 704(c) of the Code, the Treasury Regulations thereunder and the portions of the Treasury Regulations under Section 704(b) that apply the principles of Section 704(c). For the purposes of applying the “remedial allocation method” to Depletable Properties (i) the amount by which any Member’s Capital Account is adjusted for Simulated Depletion shall be treated as an amount of book depletion allocated to such Member and (ii) the amount of cost depletion computed by such Member under section 613A(c)(7)(D) of the Code shall be treated as an amount of tax depletion allocated to such Member.

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(c) For purposes of the separate computation of gain or loss by each Member on a taxable disposition of Depletable Property, the amount realized from such disposition shall be allocated (i) first, to the Members in an amount equal to the Simulated Basis in such Depletable Property and in the same proportion as their shares thereof were allocated and (ii) second, any remaining amount realized shall be allocated consistent with the allocation of Simulated Gains; provided, however, that the Members understand and agree that the Board of Managers may authorize special allocations of tax basis, income, gain, deduction or loss, as computed for U.S. federal income tax purposes, in order to eliminate differences between Simulated Basis and adjusted U.S. federal income tax basis with respect to Depletable Properties, in such manner as determined consistent with the principles of Section 704(c) of the Code, the Treasury Regulations thereunder and the portions of the Treasury Regulations under Section 704(b) that apply the principles of Section 704(c). The provisions of this Section 5.04(c) and the other provisions of this Agreement relating to allocations under Section 613A(c)(7)(D) of the Code are intended to comply with Treasury Regulations Section 1.704-1(b)(4)(v) and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

(d) Each Member shall, in a manner consistent with this Article V, separately keep records of its share of the adjusted tax basis in each Depletable Property, adjust such share of the adjusted tax basis for any cost or percentage depletion allowable with respect to such property and use such adjusted tax basis in the computation of its cost depletion or in the computation of its gain or loss on the disposition of such property by the Company. Upon the request of the Company, each Member may advise the Company of its adjusted tax basis in each Depletable Property and any depletion computed with respect thereto, both as computed in accordance with the provisions of this subsection. The Company may rely on such information and, if it is not provided by the Member, may make such reasonable assumptions as it shall determine with respect thereto.

(e) Items of Company taxable income, gain, loss and deduction with respect to any property contributed or deemed contributed to the capital of the Company shall be allocated among the Members in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Company for U.S. federal income tax purposes and its Book Value as of the date of the applicable contribution using the traditional method set forth in Treasury Regulations Section 1.704-3(b); provided that, any items of Company taxable income, gain, loss and deduction with respect to any property contributed or deemed contributed to the capital of the Company by each of the MidCo Unitholders shall be allocated among the Members in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Company for U.S. federal income tax purposes and its Book Value as of the date of the applicable contribution using the remedial method set forth in Treasury Regulations Section 1.704-3(d).

(f) If the Book Value of any Company asset is adjusted pursuant to Section 5.01(b), subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for U.S. federal income tax purposes and its Book Value in the same manner as under Code Section 704(c) using the the traditional method set forth in Treasury Regulations Section 1.704-3(b).

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(g) If, as a result of an exercise of a noncompensatory option to acquire an interest in the Company, a Capital Account reallocation is required under Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Company shall make corrective allocations pursuant to Treasury Regulations Section 1.704-1(b)(4)(x).

(h) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Members pro rata as determined by the Manager taking into account the principles of Treasury Regulations Section 1.704-1(b)(4)(ii).

(i) For purposes of determining a Member’s pro rata share of the Company’s “excess nonrecourse liabilities” within the meaning of Treasury Regulations Section 1.752-3(a)(3), each Member’s interest in income and gain shall be in proportion to the Units held by such Member.

(j) Allocations pursuant to this Section 5.05 are solely for purposes of U.S. federal (and applicable state and local) income taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses, Distributions or other Company items pursuant to any provision of this Agreement.

Section 5.05 Withholding; Indemnification and Reimbursement for Payments on Behalf of a Member. If requested by the Manager, each Member shall, if able to do so, deliver to the Manager: (A) an affidavit in form satisfactory to the Company, such as an IRS Form W-9 or applicable IRS Form W-8, that the applicable Member (or its beneficial owners, as the case may be) is not subject to withholding under the provisions of any U.S. federal, state, local, foreign or other Law; (B) any certificate that the Company may reasonably request with respect to any such Laws; and/or (C) any other form or instrument reasonably requested by the Company relating to any Member’s status under such Law. In the event that a Member fails or is unable to deliver to the Company an affidavit described in subclause (A), for the avoidance of doubt, the Company may withhold amounts from such Member in accordance with this Section 5.05. To the extent the Corporation, the Company and its Subsidiaries is required by Law to withhold or to make tax payments on behalf of or with respect to any Member (including the delivery of consideration in connection with a Redemption or Direct Exchange, backup withholding, Section 1445 of the Code, Section 1446 of the Code or any “imputed underpayment” within the meaning of the Code or, in each case, similar provisions of state, local or other tax Law) the Corporation, the Company or the applicable Subsidiary, as the case may be, may withhold such amounts and make such tax payments as so required, and each Member hereby authorizes the Corporation, the Company and its Subsidiaries to withhold or pay on behalf of or with respect to such Member any amount of U.S. federal, state, or local or non-U.S. taxes that the Manager determines, in good faith, that the Company or any of its Subsidiaries is required to withhold or pay with respect to any amount distributable, allocable or payable by or with respect to such Member pursuant to this Agreement. In addition, if the Company is obligated to pay any other amount to a Governmental Entity (or otherwise makes a payment to a Governmental Entity) that is specifically attributable to a Member (including U.S. federal income taxes as a result of Company obligations pursuant to the Partnership Audit Provisions with respect to items of income, gain, loss deduction or credit allocable or attributable to such Member, state personal property taxes and state unincorporated business taxes, but excluding payments such as professional association fees and the like made voluntarily by the Company on behalf of any Member based upon such Member’s status as an

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employee of the Company), then such tax shall be treated as an amount of taxes withheld or paid with respect to such Member pursuant to this Section 5.05. For all purposes under this Agreement, any amounts withheld or paid with respect to a Member pursuant to this Section 5.05 shall be treated as having been distributed to such Member at the time such withholding or payment is made. Further, to the extent that the cumulative amount of such withholding or payment for any period exceeds the distributions to which such Member is entitled for such period, such Member shall indemnify the Company in full for the amount of such excess. The Manager may offset Distributions to which a Person is otherwise entitled under this Agreement against such Person’s obligation to indemnify the Company under this Section 5.05. A Member’s obligation to indemnify the Company under this Section 5.05 shall survive the termination, dissolution, liquidation and winding up of the Company, and for purposes of this Section 5.05, the Company shall be treated as continuing in existence. The Company may pursue and enforce all rights and remedies it may have against each Member under this Section 5.05, including instituting a lawsuit to collect amounts owed under such indemnity with interest accruing from the date such withholding or payment is made by the Company at a rate per annum equal to the sum of the Base Rate (but not in excess of the highest rate per annum permitted by Law). Any income from such indemnity (and interest) shall not be allocated to or distributed to the Member paying such indemnity (and interest). Each Member hereby agrees to furnish to the Company such information and forms as required or reasonably requested in order to comply with any laws and regulations governing withholding of tax or in order to claim any reduced rate of, or exemption from, withholding to which the Member is legally entitled.

ARTICLE VI.

MANAGEMENT

Section 6.01 Authority of Manager.

(a) Except for situations in which the approval of any Member(s) is specifically required by this Agreement, (i) all management powers over the business and affairs of the Company shall be exclusively vested in the Corporation, as the sole managing member of the Company (the Corporation, in such capacity, the “Manager”) and (ii) the Manager shall conduct, direct and exercise full control over all activities of the Company. The Manager shall be the “manager” of the Company for the purposes of the Delaware Act. Except as otherwise expressly provided for herein and subject to the other provisions of this Agreement, the Members hereby consent to the exercise by the Manager of all such powers and rights conferred on the Members by the Delaware Act with respect to the management and control of the Company. Any vacancies in the position of Manager shall be filled in accordance with Section 6.04.

(b) Without limiting the authority of the Manager to act on behalf of the Company, the day-to-day business and operations of the Company shall be overseen and implemented by officers of the Company (each, an “Officer” and collectively, the “Officers”), subject to the limitations imposed by the Manager. An Officer may, but need not, be a Member. Each Officer shall be appointed by the Manager and shall hold office until his or her successor shall be duly designated and shall qualify or until his or her death or until he shall resign or shall have been removed in the manner hereinafter provided. Any one Person may hold more than one office. Subject to the other provisions in this Agreement (including in Section 6.07 below), the salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Manager. The authority and responsibility of the Officers shall include, but not be limited to, such duties as the Manager may, from time to time, delegate to them and the carrying out of the Company’s business and affairs on a day-to-day basis. An Officer may also perform one or more roles as an officer of the Manager.

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(c) The Manager shall have the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, conversion, division, reorganization or other combination of the Company with or into another entity.

Section 6.02 Actions of the Manager. The Manager may act through any Officer or through any other Person or Persons to whom authority and duties have been delegated pursuant to Section 6.07.

Section 6.03 Resignation; No Removal. The Manager may resign at any time by giving written notice to the Members. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Members, and the acceptance of the resignation shall not be necessary to make it effective. For the avoidance of doubt, the Members have no right under this Agreement to remove or replace the Manager.

Section 6.04 Vacancies. Vacancies in the position of Manager occurring for any reason shall be filled by the Corporation (or, if the Corporation has ceased to exist without any successor or assign, then by the holders of a majority in interest of the voting capital stock of the Corporation immediately prior to such cessation). For the avoidance of doubt, the Members (other than the Corporation) have no right under this Agreement to fill any vacancy in the position of Manager.

Section 6.05 Transactions Between Company and Manager. The Manager may cause the Company to contract and deal with the Manager, or any Affiliate of the Manager, provided such contracts and dealings are on terms comparable to and competitive with those available to the Company from others dealing at arm’s length or are approved by the Members holding a majority of the Units (excluding Units held by the Manager and its controlled Affiliates) then outstanding and otherwise are permitted by the Credit Agreement.

Section 6.06 Reimbursement for Expenses. The Manager shall not be compensated for its services as Manager of the Company except as expressly provided in this Agreement. The Members acknowledge and agree that the Manager’s Class A Common Stock is and will continue to be publicly traded and therefore the Manager will have access to the public capital markets and that such status and the services performed by the Manager will inure to the benefit of the Company and all Members; therefore, the Manager shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred on behalf of the Company, including all fees, expenses and costs of being a public company (including public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, SEC and FINRA filing fees and offering expenses) and maintaining its corporate existence. In the event that (i) shares of Class A Common Stock are sold to underwriters in any public offering after the Effective Time at a price per share that is lower than the price per share for which such shares of Class A Common Stock are sold to

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the public in such public offering after taking into account underwriters’ discounts or commissions and brokers’ fees or commissions (including, for the avoidance of doubt, any deferred discounts or commissions and brokers’ fees or commissions payable in connection with or as a result of the Business Combination Closing) (such difference, the “Discount”) and (ii) the proceeds from such public offering are used to fund the Cash Settlement for any Redeemed Units or otherwise contributed to the Company, the Company shall reimburse the Manager for such Discount by treating such Discount as an additional Capital Contribution made by the Manager to the Company, issuing Common Units in respect of such deemed Capital Contribution in accordance with Section 11.02, and increasing the Manager’s Capital Account by the amount of such Discount. To the extent practicable, expenses incurred by the Manager on behalf of or for the benefit of the Company shall be billed directly to and paid by the Company and, if and to the extent any reimbursements to the Manager or any of its Affiliates by the Company pursuant to this Section 6.06 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Company), such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c) and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts.

Section 6.07 Delegation of Authority. The Manager (a) may, from time to time, delegate to one or more Persons such authority and duties as the Manager may deem advisable, and (b) may assign titles (including chief executive officer, president, chief executive officer, chief financial officers, chief operating officer, vice president, secretary, assistant secretary, treasurer or assistant treasurer) and delegate certain authority and duties to such Persons as the same may be amended, restated or otherwise modified from time to time. Any number of titles may be held by the same individual. The salaries or other compensation, if any, of such agents of the Company shall be fixed from time to time by the Manager, subject to the other provisions in this Agreement.

Section 6.08 Limitation of Liability of Manager.

(a) Except as otherwise provided herein or in an agreement entered into by such Person and the Company, neither the Manager nor any of the Manager’s Affiliates or Manager’s officers, employees or other agents shall be liable to the Company, to any Member or to any other Person bound by this Agreement that is not the Manager for any act or omission performed or omitted by the Manager or such Person in its capacity as the sole managing member of the Company or as an Affiliate, officer, employee or other agent of the Manager, as applicable, pursuant to authority granted to the Manager by this Agreement; provided, however, that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to the Manager’s willful misconduct or knowing violation of Law or for any present or future material breaches of any representations, warranties or covenants by the Manager or its Affiliates contained herein or in the other agreements with the Company. The Manager may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and shall not be responsible for any misconduct or negligence on the part of any such agent (so long as such agent was selected in good faith and with reasonable care). The Manager and each of its Affiliates, officers, employees and other agents shall be entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, as to matters such Person reasonably believes are within such other Person’s professional or expert competence and any act of or failure to act by the Manager or such other Person in good faith reliance on such advice shall in no event subject the Manager or such other Person to liability to the Company or any Member or to any other Person bound by this Agreement.

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(b) To the fullest extent permitted by applicable Law, whenever this Agreement or any other agreement contemplated herein provides that the Manager shall act in a manner which is, or provide terms which are, “fair and reasonable” to the Company or any Member that is not the Manager, the Manager shall determine such appropriate action or provide such terms considering, in each case, the relative interests of each party to such agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable United States generally accepted accounting practices or principles, notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise.

(c) To the fullest extent permitted by applicable Law and notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise, whenever in this Agreement or any other agreement contemplated herein, the Manager is permitted or required to take any action or to make a decision in its “sole discretion” or “discretion,” with “complete discretion,” with its “approval” or “consent” or under a grant of similar authority or latitude, the Manager shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Company, other Members or any other Person.

(d) To the fullest extent permitted by applicable Law and notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of law or equity or otherwise, (i) whenever in this Agreement the Manager is permitted or required to take any action or to make a decision in “good faith” or under another express standard, the Manager shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein, and (ii) so long as the Manager acts in good faith or in accordance with such other express standard, the resolution, action or terms so made, taken or provided by the Manager shall not constitute a breach of this Agreement or impose liability upon the Manager or any of the Manager’s Affiliates and shall be deemed approved by all Members..

Section 6.09 Investment Company Act. The Manager shall use its best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act.

Section 6.10 Outside Activities of the Manager. The Manager shall not, directly or indirectly, enter into or conduct any business or operations, other than in connection with (a) the ownership, acquisition and disposition of Common Units, (b) the management of the business and affairs of the Company and its Subsidiaries, (c) the operation of the Manager as a reporting company with a class (or classes) of securities registered under Section 12 of the Exchange Act and listed on a securities exchange, (d) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (e) financing or refinancing of any type related to the Company, its Subsidiaries or their assets or activities, and (f) such activities as are incidental to the foregoing; provided, however, that, except as otherwise provided herein, the net

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proceeds of any sale of Equity Securities of the Corporation pursuant to the preceding clauses (d) and (e) shall be made available to the Company as Capital Contributions and the proceeds of any other financing raised by the Manager pursuant to the preceding clauses (d) and (e) shall be made available to the Company as loans or otherwise as appropriate and, provided further, that the Manager may, in its sole and absolute discretion, from time to time hold or acquire assets in its own name or otherwise other than through the Company and its Subsidiaries so long as the Manager takes all necessary measures to ensure that the economic benefits and burdens of such assets are otherwise vested in the Company or its Subsidiaries, through assignment, mortgage loan or otherwise. Nothing contained herein shall be deemed to prohibit the Manager from executing any guarantee of indebtedness of the Company or its Subsidiaries.

Section 6.11 Standard of Care. Except to the extent otherwise expressly set forth in this Agreement, the Manager shall, in connection with the performance of its duties in its capacity as the Manager, have the same fiduciary duties to the Company and the Members as would be owed to a Delaware corporation and its stockholders by its directors, and shall be entitled to the benefit of the same presumptions in carrying out such duties as would be afforded to a director of a Delaware corporation (as such duties and presumptions are defined, described and explained under the Laws of the State of Delaware as in effect from time to time). The provisions of this Agreement, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Manager otherwise existing at law or in equity, are agreed by the Members to replace, to the fullest extent permitted by applicable Law, such other duties and liabilities of the Manager.

ARTICLE VII.

RIGHTS AND OBLIGATIONS OF MEMBERS

Section 7.01 Limitation of Liability and Duties of Members; Investment Opportunities.

(a) Except as provided in this Agreement or in the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company and no Member or Manager shall be obligated personally for any such debts, obligations, contracts or liabilities of the Company solely by reason of being a Member or the Manager; provided that, in the case of the Manager, this sentence shall not in any manner limit the liability of the Manager to the Company or any Member (other than the Manager) attributable to a breach by the Manager of any obligations of the Manager under this Agreement. Notwithstanding anything contained herein to the contrary, to the fullest extent permitted by applicable Law, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Delaware Act shall not be grounds for imposing personal liability on the Members or the Manager for liabilities of the Company.

(b) In accordance with the Delaware Act and the laws of the State of Delaware, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member. It is the intent of the Members that no Distribution to any Member pursuant to Article IV shall be deemed a return of money or other property paid or distributed in violation of the Delaware Act. The payment of any such money or Distribution of any such property to a Member shall be deemed to be a compromise within the meaning of Section 18-502(b) of the Delaware Act, and, to the fullest extent permitted by Law, any Member receiving any such money

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or property shall not be required to return any such money or property to the Company or any other Person, unless such distribution was made by the Company to its Members in clerical error. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.

(c) To the fullest extent permitted by applicable Law, including Section 18-1101(c) of the Delaware Act, and notwithstanding any other provision of this Agreement (but subject, and without limitation, to Section 6.08 with respect to the Manager) or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise, the parties hereto hereby agree that to the extent that any Member (other than the Manager in its capacity as such) (or any Member’s Affiliate or any manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of any Member or of any Affiliate of a Member) has duties (including fiduciary duties) to the Company, to the Manager, to another Member, to any Person who acquires an interest in a Unit or to any other Person bound by this Agreement, all such duties (including fiduciary duties) are hereby eliminated, to the fullest extent permitted by Law, and replaced with the duties or standards expressly set forth herein, if any; provided, however, that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. The elimination of duties (including fiduciary duties) to the Company, the Manager, each of the Members, each other Person who acquires an interest in a Unit and each other Person bound by this Agreement and replacement thereof with the duties or standards expressly set forth herein, if any, are approved by the Company, the Manager, each of the Members, each other Person who acquires an interest in a Unit and each other Person bound by this Agreement.

(d) Notwithstanding any duty (including any fiduciary duty) otherwise applicable at law or in equity, the doctrine of corporate opportunity, or any analogous doctrine, will not apply to any Member (including the Manager) or to any Related Person of such Member, and no Member (or any Related Person of such Member) that acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Company or the Members will have any duty to communicate or offer such opportunity to the Company or the Members, or to develop any particular investment, and such Person will not be liable to the Company or the Members for breach of any fiduciary or other duty by reason of the fact that such Person pursues or acquires for, or directs such opportunity to, another Person or does not communicate such investment opportunity to the Members. Notwithstanding any duty (including any fiduciary duty) otherwise applicable at law or in equity, neither the Company nor any Member has any rights or obligations by virtue of this Agreement or the relationships created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of any such ventures outside the Company, even if competitive with the activities of the Company or the Members, will not be deemed wrongful or improper.

Section 7.02 Lack of Authority. No Member, other than the Manager or a duly appointed Officer, in each case in its capacity as such, has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditure on behalf of the Company. The Members hereby consent to the exercise by the Manager of the powers conferred on them by Law and this Agreement.

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Section 7.03 No Right of Partition. No Member, other than the Manager, shall have the right to seek or obtain partition by court decree or operation of Law of any Company property, or the right to own or use particular or individual assets of the Company.

Section 7.04 Indemnification.

(a) Subject to Section 5.05, the Company shall indemnify and hold harmless any Person (each an “Indemnified Person”) to the fullest extent permitted by applicable Law (including as it presently exists or may hereafter be amended, substituted or replaced but, to the fullest extent permitted by applicable Law, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than such Law permitted the Company to provide immediately prior to such amendment, substitution or replacement), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties, and amounts paid in settlement) reasonably incurred or suffered by such Person by reason of the fact that such Person is or was a Member or an Affiliate thereof (other than as a result of an ownership interest in the Corporation) or is or was serving as the Manager or a director, officer, employee or other agent of the Manager, or a director, manager, Officer, employee or other agent of the Company or is or was serving at the request of the Company as a manager, officer, director, principal, member, employee or agent of another Person; provided, however, that no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Indemnified Person’s or its Affiliates’ bad faith, willful misconduct or knowing violation of Law or for any present or future breaches of any representations, warranties or covenants by such Indemnified Person or its Affiliates contained herein or in the other agreements with the Company. Reasonable expenses, including out-of-pocket attorneys’ fees, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company.

(b) The right to indemnification and the advancement of expenses conferred in this Section 7.04 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, bylaw, action by the Manager or otherwise.

(c) The Company shall maintain directors’ and officers’ liability insurance, or substantially equivalent insurance, at its expense, to protect any Indemnified Person (and the investment funds, if any, they represent) against any expense, liability or loss described in Section 7.04(a) whether or not the Company would have the power to indemnify such Indemnified Person against such expense, liability or loss under the provisions of this Section 7.04. The Company shall use its commercially reasonable efforts to purchase and maintain property, casualty and liability insurance in types and at levels customary for companies of similar size engaged in similar lines of business, as determined in good faith by the Manager, and the Company shall use its commercially reasonable efforts to purchase directors’ and officers’ liability insurance (including employment practices coverage) with a carrier and in an amount determined necessary or desirable as determined in good faith by the Manager.

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(d) Notwithstanding anything contained herein to the contrary (including in this Section 7.04), the Company agrees that any indemnification and advancement of expenses available to any current or former Indemnified Person from any investment fund that is an Affiliate of the Company who served as a director of the Company or as a Member of the Company by virtue of such Person’s service as a member, director, partner or employee of any such fund prior to or following the Effective Time (any such Person, a “Sponsor Person”) shall be secondary to the indemnification and advancement of expenses to be provided by the Company pursuant to this Section 7.04 which shall be provided out of and to the extent of Company assets only and no Member (unless such Member otherwise agrees in writing or is found in a final decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company and the Company (i) shall be the primary indemnitor of first resort for such Sponsor Person pursuant to this Section 7.04 and (ii) shall be fully responsible for the advancement of all expenses and the payment of all damages or liabilities with respect to such Sponsor Person which are addressed by this Section 7.04.

(e) If this Section 7.04 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 7.04 to the fullest extent permitted by any applicable portion of this Section 7.04 that shall not have been invalidated and to the fullest extent permitted by applicable Law.

Section 7.05 Members Right to Act. For matters that require the approval of the Members, the Members shall act through meetings and written consents as described in paragraphs (a) and (b) below:

(a) Except as otherwise expressly provided by this Agreement, acts by the Members holding a majority of the outstanding Units, voting together as a single class, shall be the acts of the Members. Any Member entitled to vote at a meeting of Members may authorize another person or persons to act for it by proxy. An electronic mail, telegram, telex, cablegram or similar transmission by the Member, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Member shall (if stated thereon) be treated as a proxy executed in writing for purposes of this Section 7.05(a). No proxy shall be voted or acted upon after eleven months from the date thereof, unless the proxy provides for a longer period. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and that the proxy is coupled with an interest. Should a proxy designate two or more Persons to act as proxies, unless that instrument shall provide to the contrary, a majority of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or, if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, the Company shall not be required to recognize such proxy with respect to such issue if such proxy does not specify how the votes that are the subject of such proxy are to be voted with respect to such issue.

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(b) The actions by the Members permitted hereunder may be taken at a meeting called by the Manager or by the Members holding a majority of the Units entitled to vote on such matter on at least 48 hours’ prior written notice to the other Members entitled to vote, which notice shall state the purpose or purposes for which such meeting is being called. The actions taken by the Members entitled to vote or consent at any meeting (as opposed to by written consent), however called and noticed, shall be as valid as though taken at a meeting duly held after regular call and notice if (but not until), either before, at or after the meeting, the Members entitled to vote or consent as to whom it was improperly held signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. The actions by the Members entitled to vote or consent may be taken by vote of the Members entitled to vote or consent at a meeting or by written consent, so long as such consent is signed by Members having not less than the minimum number of Units that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted. Prompt notice of the action so taken, which shall state the purpose or purposes for which such consent is required and may be delivered via email, without a meeting shall be given to those Members entitled to vote or consent who have not consented in writing; provided, however, that the failure to give any such notice shall not affect the validity of the action taken by such written consent. Any action taken pursuant to such written consent of the Members shall have the same force and effect as if taken by the Members at a meeting thereof.

Section 7.06 Inspection Rights. The Company shall permit each Member and each of its designated representatives to (i) visit and inspect any of the properties of the Company and its Subsidiaries, all at reasonable times and upon reasonable notice, (ii) examine the corporate and financial records of the Company or any of its Subsidiaries and make copies thereof or extracts therefrom, (iii) consult with the managers, officers, employees and independent accountants of the Company or any of its Subsidiaries concerning the affairs, finances and accounts of the Company or any of its Subsidiaries. The presentation of an executed copy of this Agreement by any Member to the Company’s independent accountants shall constitute the Company’s permission to its independent accountants to participate in discussions with such Persons and their respective designated representatives.

ARTICLE VIII.

BOOKS, RECORDS, ACCOUNTING AND REPORTS, AFFIRMATIVE COVENANTS

Section 8.01 Records and Accounting. The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company’s business, including all books and records necessary to provide any information, lists and copies of documents required to be provided pursuant to Section 8.03 or pursuant to applicable Laws. All matters concerning (a) the determination of the relative amount of allocations and Distributions among the Members pursuant to Articles III and IV and (b) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Manager, whose determination shall be final and conclusive as to all of the Members absent manifest clerical error.

Section 8.02 Fiscal Year. The Fiscal Year of the Company shall end on December 31 of each year or such other date as may be established by the Manager; provided that the Company shall have the same Fiscal Year for accounting purposes as its Taxable Year for U.S. federal income tax purposes.

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Section 8.03 Reports. The Company shall deliver or cause to be delivered, within ninety (90) days after the end of each Fiscal Year, to each Person who was a Member at any time during such Fiscal Year, all information reasonably necessary for the preparation of such Person’s United States federal and applicable state income tax returns.

ARTICLE IX.

TAX MATTERS

Section 9.01 Preparation of Tax Returns. The Manager shall arrange, at the Company’s expense, for the preparation and timely filing of all tax returns required to be filed by the Company. On or before March 15, June 15, September 15, and December 15 of each Taxable Year, the Company shall send to each Person who was a Member at any time during the prior quarter, an estimate of such Member’s state tax apportionment information and allocations to the Members of taxable income, gains, losses, deductions and credits for the prior quarter, which estimate shall have been reviewed by the Company’s outside tax accountants. For so long as any Member owns 5% or more of the outstanding Common Units, the Company shall (a) send a draft of any income tax return of the Company to such Member, at least fifteen days prior to filing, for review and comment, and (b) consider in good faith all reasonable comments received from such Member at least five days prior to the due date for the filing of any such tax return. In addition, no later than the later of (i) March 15 following the end of the prior Taxable Year, and (ii) thirty (30) Business Days after the issuance of the final financial statement report for a Fiscal Year by the Company’s auditors, the Company shall send to each Person who was a Member at any time during such Taxable Year, a statement showing such Member’s (A) final state tax apportionment information, (B) allocations to the Members of taxable income, gains, losses, deductions and credits for such Taxable Year, (C) a completed IRS Schedule K-1 and (D) all other information reasonably requested and necessary for the preparation of such Person’s U.S. federal (and applicable state and local) income tax returns. Each Member shall notify the Company, and the Company shall take reasonable efforts to notify each of the other Members, upon receipt of any notice of tax examination of the Company by U.S. federal, state or local authorities. Subject to the terms and conditions of this Agreement, in its capacity as Partnership Representative, the Corporation shall have the authority to prepare the tax returns of the Company using the elections set forth in Section 9.02 and such other permissible methods and elections as it determines in its reasonable discretion.

Section 9.02 Tax Elections. The Company and any eligible Subsidiary shall make an election pursuant to Section 754 of the Code and shall not thereafter revoke such election. In addition, the Company (and any eligible Subsidiary) shall make the following elections on the appropriate forms or tax returns:

(a) to adopt the calendar year as the Company’s Taxable Year, if permitted under the Code;

(b) to adopt the accrual method of accounting for U.S. federal income tax purposes; and

(c) to elect to amortize the organizational expenses of the Company as permitted by Code Section 709(b).

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Each Member will upon request supply any information reasonably necessary to give proper effect to any such elections.

Section 9.03 Tax Controversies.

(a) The Corporation shall be designated and may, on behalf of the Company, at any time, and without further notice to or consent from any Member, act as the “partnership representative” of the Company, within the meaning given to such term in Section 6223 of the Code and any corresponding or similar role for relevant state and local tax purposes (the Corporation, in such capacity, the “Partnership Representative”). The Partnership Representative shall designate a “designated individual” in accordance with Treasury Regulations Section 301.6223-1(b)(3)(i). The Company and the Members (including any Member designated as the Partnership Representative prior to the date hereof) shall reasonably cooperate with each other and shall use reasonable best efforts to cause the Manager (or any Person subsequently designated) to become the Partnership Representative with respect to any taxable period of the Company with respect to which the statute of limitations has not yet expired, including (as applicable) by filing certifications pursuant to Treasury Regulations Section 301.6231(a)(7)-1(d). The Partnership Representative may retain, at the Company’s expense, such outside counsel, accountants and other professional consultants as it may reasonably deem necessary in the course of fulfilling its obligations as the Partnership Representative. Subject to the other terms of this Agreement, the Partnership Representative is authorized to take such actions and execute and file all statements and forms on behalf of the Company that are approved by the Manager and are permitted or required by the applicable provisions of the Partnership Audit Provisions. The Partnership Representative will have discretion to determine whether the Company (either in its own behalf or on behalf of the Members) will contest or continue to contest any tax deficiencies assessed or proposed to be assessed by any taxing authority. Each Member agrees to reasonably cooperate with the Partnership Representative and to use commercially reasonable efforts to do or refrain from doing any or all things requested by the Partnership Representative (including paying any and all resulting taxes, additions to tax, penalties and interest in a timely fashion) in connection with any examination of the Company’s affairs by any U.S. federal, state, or local tax authorities, including resulting administrative and judicial proceedings. Any deficiency for taxes imposed on any Member (including penalties, additions to tax or interest imposed with respect to such taxes) will be paid by such Member, and if required to be paid (and actually paid) by the Company, will be recoverable from such Member as provided in Section 5.06. The Partnership Representative shall be entitled to cause the Company to elect the application of Section 6226 of the Code with respect to any imputed underpayment or make any other decision or election, or take any action pursuant to Sections 6221 through 6235 and 6241 of the Code. The Partnership Representative shall keep the Members reasonably informed of any material audit or administrative or judicial proceedings and any decisions or elections described in the previous sentence that are material in nature. The Company shall reimburse the Partnership Representative for all reasonable and documented out-of-pocket expenses incurred by the Partnership Representative, including reasonable fees of any professional attorneys, in carrying out its duties as the Partnership Representative. In the event that the Manager determines that the foregoing provisions are no longer applicable to the Company, either due to a change of controlling law or the enactment of applicable Treasury Regulations, the Manager is authorized to take any reasonable actions as may be required concerning tax matters of the Company not otherwise addressed in this Section 9.03(a). The provisions of this Section 9.03(a) shall survive the termination of any Member’s interest in

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the Company, the termination of this Agreement and the termination of the Company and shall remain binding on each Member for the period of time necessary to resolve with any applicable taxing authority any income tax matters relating to the Company. Notwithstanding anything to the contrary herein (except for elections and Section 704(c) methods expressly provided for herein), the Partnership Representative shall not settle any tax controversy that would reasonably be expected to have a disproportionate and adverse impact on any Member (or subset of Members) without the prior written consent of such Member (or subset of Members).

ARTICLE X.

RESTRICTIONS ON TRANSFER OF UNITS; PREEMPTIVE RIGHTS

Section 10.01 Transfers by Members. No holder of Units may Transfer any interest in any Units, except Transfers (a) pursuant to and in accordance with Section 10.02 or (b) approved in writing by the Manager. Notwithstanding the foregoing, “Transfer” shall not include an event that does not terminate the existence of such Member under applicable state law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Company Interests of such trust that is a Member).

Section 10.02 Permitted Transfers. The restrictions contained in Section 10.01 shall not apply to any Transfer (each, a “Permitted Transfer”) (i) by a Member to an Affiliate of such Member, (ii) by a Member to any of its partners, limited liability company members, stockholders or other equity holders of such Member, (iii) by the Corporation to the holders of equity interests in the Corporation in connection with the dissolution of the Corporation, (iv) by any transferee pursuant to clause (ii) or (iii) of this sentence to any by a Member to any of its partners, limited liability company members, stockholders or other equity holders of such Member or Affiliate of such transferee or any trust, family partnership or family limited liability company, the sole beneficiaries, partners or members of which are such transferee or Relatives of such transferee, (iv) pursuant to a Redemption or Direct Exchange in accordance with Article XI hereof, or (v) by any Member to the holders of equity interests in such Member in connection with a Permitted Transfer or a dissolution of such Member; provided, however, that (A) the restrictions contained in this Agreement will continue to apply to Units after any Permitted Transfer of such Units and (B) in the case of the foregoing clauses (i), (ii), (iii) and (v), the transferees of the Units so Transferred shall agree in writing to be bound by the provisions of this Agreement, and the transferor will deliver a written notice to the Company and the Members, which notice will disclose in reasonable detail the identity of the proposed transferee. In the case of a Permitted Transfer (other than a Redemption or Direct Exchange) by the Corporation of Common Units to a transferee in accordance with this Section 10.02, the Corporation shall be required to also transfer a number of shares of Class C Common Stock corresponding to the number of such Member’s (or subsequent transferee’s) Common Units that were transferred in the transaction to such transferee; and, in the case of a Redemption or Direct Exchange, a number of shares of Class C Common Stock corresponding to the number of such Member’s Common Units that were transferred in such Redemption or Direct Exchange shall be cancelled. All Permitted Transfers are subject to the additional limitations set forth in Section 10.07(b).

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Section 10.03 Restricted Units Legend. The Units have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available. To the extent such Units have been certificated, each certificate evidencing Units and each certificate issued in exchange for or upon the Transfer of any Units (if such securities remain Units as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [ ⚫ ], 2022, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE SIXTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF CENTENNIAL RESOURCE PRODUCTION, LLC, AS MAY BE AMENDED AND MODIFIED FROM TIME TO TIME, AND CENTENNIAL RESOURCE PRODUCTION, LLC RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY CENTENNIAL RESOURCE PRODUCTION, LLC TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

The Company shall imprint such legend on certificates (if any) evidencing Units. The legend set forth above shall be removed from the certificates (if any) evidencing any units which cease to be Units in accordance with the definition thereof.

Section 10.04 Transfer. Prior to Transferring any Units (other than (i) in connection with a Redemption or Direct Exchange in accordance with Article XI or (ii) pursuant to a Change of Control Transaction), the Transferring holder of Units shall cause the prospective transferee to be bound by this Agreement and any other agreements executed by the holders of Units and relating to such Units in the aggregate (collectively, the “Other Agreements”), and shall cause the prospective transferee to execute and deliver to the Company and the other holders of Units a Joinder (or other counterpart to this Agreement acceptable to the Manager) and counterparts of any applicable Other Agreements. Any Transfer or attempted Transfer of any Units in violation of any provision of this Agreement (including any prohibited indirect Transfers) (a) shall be void, and (b) the Company shall not record such Transfer on its books or treat any purported transferee of such Units as the owner of such securities for any purpose.

Section 10.05 Assignee’s Rights.

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(a) The Transfer of a Company Interest in accordance with this Agreement shall be effective as of the date of its assignment (assuming compliance with all of the conditions to such Transfer set forth herein), and such Transfer shall be shown on the books and records of the Company. Profits, Losses and other Company items shall be allocated between the transferor and the Assignee according to Code Section 706, using any permissible method as determined in the reasonable discretion of the Manager. Distributions made before the effective date of such Transfer shall be paid to the transferor, and Distributions made after such date shall be paid to the Assignee.

(b) Unless and until an Assignee becomes a Member pursuant to Article XII, the Assignee shall not be entitled to any of the rights granted to a Member hereunder or under applicable Law, other than the rights granted specifically to Assignees pursuant to this Agreement; provided, however, that, without relieving the transferring Member from any such limitations or obligations as more fully described in Section 10.06, such Assignee shall be bound by any limitations and obligations of a Member contained herein that a Member would be bound on account of the Assignee’s Company Interest (including the obligation to make Capital Contributions on account of such Company Interest).

Section 10.06 Assignor’s Rights and Obligations. Any Member who shall Transfer any Company Interest in a manner in accordance with this Agreement shall cease to be a Member with respect to such Units or other interest and shall no longer have any rights or privileges, or, except as set forth in this Section 10.06, duties, liabilities or obligations, of a Member with respect to such Units or other interest (it being understood, however, that the applicable provisions of Section 6.08, Section 7.01 and Section 7.04 shall continue to inure to such Person’s benefit), except that unless and until the Assignee (if not already a Member) is admitted as a Substituted Member in accordance with the provisions of Article XII (the “Admission Date”), (i) such assigning Member shall retain all of the duties, liabilities and obligations of a Member with respect to such Units or other interest, and (ii) the Manager may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Member with respect to such Units or other interest for any period of time prior to the Admission Date. Nothing contained herein shall relieve any Member who Transfers any Units or other interest in the Company from any liability of such Member to the Company with respect to such Company Interest that may exist on the Admission Date or that is otherwise specified in the Delaware Act and incorporated into this Agreement or for any liability to the Company or any other Person for any materially false statement made by such Member (in its capacity as such) or for any present or future breaches of any representations, warranties or covenants by such Member (in its capacity as such) contained herein or in the other agreements with the Company.

Section 10.07 Overriding Provisions.

(a) Any Transfer in violation of this Article X shall be null and void ab initio, and the provisions of Sections 10.05 and 10.06 shall not apply to any such Transfers. For the avoidance of doubt, any Person to whom a Transfer is made or attempted in violation of this Article X shall not become a Member, shall not be entitled to vote on any matters coming before the Members and shall not have any other rights in or with respect to any rights of a Member of the Company. The approval of any Transfer in any one or more instances shall not limit or waive the requirement for such approval in any other or future instance. The Manager shall promptly amend the Schedule of Members to reflect any Permitted Transfer pursuant to this Article X.

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(b) Notwithstanding anything contained herein to the contrary (including, for the avoidance of doubt, the provisions of Section 10.01 and Article XI and Article XII), in no event shall any Member Transfer any Units to the extent such Transfer would:

(i) result in the violation of the Securities Act, or any other applicable U.S. federal or state or non-U.S. Laws;

(ii) subject the Company to registration as an investment company under the Investment Company Act;

(iii) in the reasonable determination of the Manager, be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any indebtedness under, any promissory note, mortgage, loan agreement, indenture or similar instrument or agreement to which the Company or the Manager is a party; provided that the payee or creditor to whom the Company or the Manager owes such obligation is not an Affiliate of the Company or the Manager;

(iv) in the reasonable determination of the Manager, cause the Company to lose its status as a partnership for U.S. federal income tax purposes or, without limiting the generality of the foregoing, cause the Company to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Section 7704 of the Code and any applicable Treasury Regulations issued thereunder, or any successor provision of the Code;

(v) be a Transfer to a Person who is not legally competent or who has not achieved his or her majority under applicable Law (excluding trusts for the benefit of minors); or

(vi) in the reasonable determination of the Manager, result in the Company having more than one hundred (100) partners, within the meaning of Treasury Regulations Section 1.7704-1(h)(1) (determined pursuant to the rules of Treasury Regulations Section 1.7704-1(h)(3)).

ARTICLE XI.

REDEMPTION AND EXCHANGE RIGHTS

Section 11.01 Redemption Right of a Member.

(a) Each Member (other than the Corporation) shall be entitled to cause the Company to redeem (a “Redemption”) all or any portion of its Common Units (the “Redemption Right”) at any time. A Member desiring to exercise its Redemption Right (the “Redeemed Member”) shall exercise such right by giving written notice (the “Redemption Notice”) to the Company with a copy to the Corporation (the date of the delivery of such Redemption Notice, the “Redemption Notice Date”). The Redemption Notice shall specify the number of Common Units (the “Redeemed Units”) that the Redeemed Member intends to have the Company redeem. The Redemption shall be completed on the date that is three (3) Business Days following delivery of the applicable Redemption Notice, unless the Company elects to make the redemption payment by means of a Cash Settlement, in which case the Redemption shall be completed as promptly as

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practicable following delivery of the applicable Redemption Notice, but in any event, no more than ten (10) Business Days after delivery of such Redemption Notice (unless and to the extent that the Manager in its sole discretion agrees in writing to waive such time periods) (the date of such completion, the “Redemption Date”); provided that the Company, the Corporation and the Redeemed Member may change the number of Redeemed Units and/or the Redemption Date specified in such Redemption Notice to another number and/or date by mutual agreement signed in writing by each of them; provided further that a Redemption Notice may be conditioned on the closing of an underwritten distribution of the shares of Class A Common Stock that may be issued in connection with such proposed Redemption. Unless the Redeemed Member timely has delivered a Retraction Notice as provided in Section 11.01(b) or has delayed a Redemption as provided in Section 11.01(c) or the Corporation has elected to effect a Direct Exchange as provided in Section 11.03, on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (i) the Redeemed Member shall transfer and surrender the Redeemed Units to the Company and a corresponding number of shares of Class C Common Stock to the Corporation, in each case free and clear of all liens and encumbrances, (ii) the Company shall (x) cancel the Redeemed Units, (y) transfer to the Redeemed Member the consideration to which the Redeemed Member is entitled under Section 11.01(b), and (z) if the Units are certificated, issue to the Redeemed Member a certificate for a number of Common Units equal to the difference (if any) between the number of Common Units evidenced by the certificate surrendered by the Redeemed Member pursuant to clause (i) of this Section 11.01(a) and the Redeemed Units and (iii) the Corporation shall cancel such shares of Class C Common Stock.

(b) In exchange for its Redeemed Units, a Redeemed Member shall be entitled to receive the Share Settlement or, at the Company’s election, the Cash Settlement from the Company. Within one (1) Business Day of delivery of the Redemption Notice, the Company shall give written notice (the “Settlement Method Notice”) to the Redeemed Member (with a copy to the Corporation) of its intended settlement method; provided that if the Company does not timely deliver a Settlement Method Notice, the Company shall be deemed to have elected the Share Settlement method. The Redeemed Member may retract its Redemption Notice by giving written notice (the “Retraction Notice”) to the Company (with a copy to the Corporation) at any time prior to 5:00 p.m., New York City time, on the Business Day after delivery of the Settlement Method Notice. The timely delivery of a Retraction Notice shall terminate all of the Redeemed Member’s, the Company’s and the Corporation’ rights and obligations under this Section 11.01 arising from the retracted Redemption Notice.

(c) Notwithstanding anything to the contrary in Section 11.01(b), in the event the Company elects a Share Settlement in connection with a Redemption, a Redeemed Member shall be entitled, at any time prior to the consummation of a Redemption, to revoke its Redemption Notice or delay the consummation of a Redemption if any of the following conditions exists: (i) any registration statement pursuant to which the resale of the Class A Common Stock to be registered for such Redeemed Member at or immediately following the consummation of the Redemption shall have ceased to be effective pursuant to any action or inaction by the SEC or no such resale registration statement has yet become effective; (ii) the Corporation shall have failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such Redemption; (iii) the Corporation shall have exercised its right to defer, delay or suspend the filing or effectiveness of a registration statement and such deferral, delay or suspension shall affect the ability of such Redeemed Member to have the resale of its Class A

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Common Stock registered at or immediately following the consummation of the Redemption; (iv) the Corporation shall have disclosed to such Redeemed Member any material non-public information concerning the Corporation, the receipt of which results in such Redeemed Member being prohibited or restricted from selling Class A Common Stock at or immediately following the Redemption without disclosure of such information (and the Corporation does not permit disclosure); (v) any stop order relating to the registration statement pursuant to which the Class A Common Stock was to be registered by such Redeemed Member at or immediately following the Redemption shall have been issued by the SEC; (vi) there shall have occurred a material disruption in the securities markets generally or in the market or markets in which the Class A Common Stock is then traded; (vii) there shall be in effect an injunction, a restraining order or a decree of any nature of any Governmental Entity that restrains or prohibits the Redemption; (viii) the Corporation shall have failed to comply in all material respects with its obligations under the Registration Rights Agreement, and such failure shall have affected the ability of such Redeemed Member to consummate the resale of Class A Common Stock to be received upon such redemption pursuant to an effective registration statement; or (ix) the Redemption Date would occur three (3) Business Days or less prior to, or during, a Black-Out Period; provided further, that in no event shall the Redeemed Member seeking to delay the consummation of such Redemption and relying on any of the matters contemplated in clauses (i) through (ix) above have controlled or intentionally materially influenced any facts, circumstances, or Persons in connection therewith (except in the good faith performance of his or her duties as an officer or director of the Corporation) in order to provide such Redeemed Member with a basis for such delay or revocation. If a Redeemed Member delays the consummation of a Redemption pursuant to this Section 11.01(c), (A) the Redemption Date shall occur on the third Business Day following the date on which the conditions giving rise to such delay cease to exist (or such earlier day as the Corporation, the Company and such Redeemed Member may agree in writing) and (B) notwithstanding anything to the contrary in Section 7.01(b), the Redeemed Member may retract its Redemption Notice by giving a Retraction Notice to the Company (with a copy to the Corporation) at any time prior to 5:00 p.m., New York City time, on the second Business Day following the date on which the conditions giving rise to such delay cease to exist.

(d) The amount of the Share Settlement or the Cash Settlement that a Redeemed Member is entitled to receive under Section 11.01(b) shall not be adjusted on account of any Distributions previously made with respect to the Redeemed Units or dividends previously paid with respect to Class A Common Stock; provided, however, that if a Redeemed Member causes the Company to redeem Redeemed Units and the Redemption Date occurs subsequent to the record date for any Distribution with respect to the Redeemed Units but prior to payment of such Distribution, the Redeemed Member shall be entitled to receive such Distribution with respect to the Redeemed Units on the date that it is made notwithstanding that the Redeemed Member transferred and surrendered the Redeemed Units to the Company prior to such date.

(e) In the event of a distribution (by dividend or otherwise) by the Corporation to all holders of Class A Common Stock of evidences of its indebtedness, securities, or other assets (including Equity Securities of the Corporation), but excluding any cash dividend or distribution of any such assets received by the Corporation in respect of its Units, then in exchange for its Redeemed Units, a Redeemed Member shall be entitled to receive, in addition to the consideration set forth in Section 11.01(b), the amount of such security, securities or other property that the Redeemed Member would have received if such Redemption Right had been exercised and the

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Redemption Date had occurred immediately prior to the record date or effective time of any such transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after such record date or effective time. For the avoidance of doubt, subsequent to any such transaction, this Article XI shall apply mutatis mutandis with respect to any such security, securities or other property received by holders of Class A Common Stock in such transaction.

(f) If a Reclassification Event occurs, the Manager or its successor, as the case may be, shall, as and to the extent necessary, amend this Agreement in compliance with Section 16.03, and enter into any necessary supplementary or additional agreements, to ensure that, following the effective date of the Reclassification Event: (i) the rights of holders of Common Units (other than the Corporation) set forth in this Section 11.01 provide that each Common Unit is redeemable for the same amount and same type of property, securities or cash (or combination thereof) that one share of Class A Common Stock becomes exchangeable for or converted into as a result of the Reclassification Event (taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the record date or effective time for such Reclassification Event) and (ii) the Corporation or the successor to the Corporation, as applicable, is obligated to deliver such property, securities or cash upon such redemption. The Corporation shall not consummate or agree to consummate any Reclassification Event unless the successor Person, if any, becomes obligated to comply with the obligations of the Corporation (in whatever capacity) under this Agreement.

(g) In connection with a Manager Change of Control, the Corporation shall have the right to require each Member (other than the Corporation) to effect a Redemption of some or all of such Member’s Common Units and a corresponding number of shares of Class C Common Stock. Any Redemption pursuant to this Section 11.01(g) shall be effective immediately prior to the consummation of the Manager Change of Control (and, for the avoidance of doubt, shall not be effective if such Manager Change of Control is not consummated) (the “Change of Control Redemption Date”). From and after the Change of Control Redemption Date, (i) the Common Units and shares of Class C Common Stock subject to such Redemption shall be deemed to be transferred to the Corporation on the Change of Control Redemption Date and (ii) such Member shall cease to have any rights with respect to the Common Units and shares of Class C Common Stock subject to such Redemption (other than the right to receive shares of Class A Common Stock pursuant to such Redemption). The Corporation shall provide written notice of an expected Manager Change of Control to all Members within the earlier of (x) five (5) Business Days following the execution of the agreement with respect to such Manager Change of Control and (y) ten (10) Business Days before the proposed date upon which the contemplated Manager Change of Control is to be effected, indicating in such notice such information as may reasonably describe the Manager Change of Control transaction, subject to applicable law, including the date of execution of such agreement or such proposed effective date, as applicable, the amount and types of consideration to be paid for shares of Class A Common Stock in the Manager Change of Control, any election with respect to types of consideration that a holder of shares of Class A Common Stock, as applicable, shall be entitled to make in connection with such Manager Change

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of Control, and the number of Common Units and shares of Class C Common Stock held by such Member that the Corporation intends to require to be subject to such Redemption. Following delivery of such notice and on or prior to the Change of Control Redemption Date, the Members shall take all actions reasonably requested by the Corporation to effect such Redemption, including taking any action and delivering any document required pursuant to Section 11.01(a) to effect a Redemption.

Section 11.02 Contribution of the Corporation. Subject to Section 11.03, in connection with the exercise of a Redeemed Member’s Redemption Rights under Section 11.01(a), the Corporation shall contribute to the Company the consideration the Redeemed Member is entitled to receive under Section 11.01(b). Unless the Redeemed Member has timely delivered a Retraction Notice as provided in Section 11.01(b) or has delayed a Redemption as provided in Section 11.01(c), or the Corporation has elected to effect a Direct Exchange as provided in Section 11.03, on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (i) the Corporation shall make its Capital Contribution to the Company (in the form of the Share Settlement or the Cash Settlement) required under this Section 11.02, and (ii) the Company shall issue to the Corporation a number of Common Units equal to the number of Redeemed Units surrendered by the Redeemed Member. Notwithstanding any other provisions of this Agreement to the contrary, in the event that the Company elects a Cash Settlement, the Corporation shall only be obligated to contribute to the Company an amount in respect of such Cash Settlement equal to the net proceeds (after deduction of any underwriters’ discounts or commissions and brokers’ fees or commissions) from the sale by the Corporation of a number of shares of Class A Common Stock equal to the number of Redeemed Units to be redeemed with such Cash Settlement; provided that the Corporation’s Capital Account shall be increased by an amount equal to any such discounts, commissions and fees relating to such sale of shares of Class A Common Stock in accordance with Section 6.06.

Section 11.03 Exchange Right of the Corporation.

(a) Notwithstanding anything to the contrary in this Article XI, the Corporation may, in its sole and absolute discretion, elect to effect on the Redemption Date the exchange of Redeemed Units for the Share Settlement or Cash Settlement, at the Corporation’s option, through a direct exchange of such Redeemed Units and such consideration between the Redeemed Member and the Corporation (a “Direct Exchange”). Upon such Direct Exchange pursuant to this Section 11.03, the Corporation shall acquire the Redeemed Units and shall be treated for all purposes of this Agreement as the owner of such Units.

(b) The Corporation may, at any time prior to a Redemption Date, deliver written notice (an “Exchange Election Notice”) to the Company and the Redeemed Member setting forth its election to exercise its right to consummate a Direct Exchange; provided that such election does not prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. An Exchange Election Notice may be revoked by the Corporation at any time; provided that any such revocation does not prejudice the ability of the parties to consummate a Redemption on the Redemption Date. The right to consummate a Direct Exchange in all events shall be exercisable for all the Redeemed Units that would have otherwise been subject to a Redemption. Except as otherwise provided by this Section 11.03, a Direct Exchange shall be consummated pursuant to the same timeframe and in the same manner as the relevant Redemption would have been consummated if the Corporation had not delivered an Exchange Election Notice.

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Section 11.04 Reservation of Shares of Class A Common Stock; Listing; Certificate of the Corporation. At all times the Corporation shall reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon a Redemption or Direct Exchange, such number of shares of Class A Common Stock as shall be issuable upon any such Redemption or Direct Exchange pursuant to Share Settlements; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such Redemption or Direct Exchange by delivery of purchased Class A Common Stock (which may or may not be held in the treasury of the Corporation) or the delivery of cash pursuant to a Cash Settlement. The Corporation shall deliver Class A Common Stock that has been registered under the Securities Act with respect to any Redemption or Direct Exchange to the extent a registration statement is effective and available for such shares. The Corporation shall use its commercially reasonable efforts to list the Class A Common Stock required to be delivered upon any such Redemption or Direct Exchange prior to such delivery upon each national securities exchange upon which the outstanding shares of Class A Common Stock are listed at the time of such Redemption or Direct Exchange (it being understood that any such shares may be subject to transfer restrictions under applicable securities Laws). The Corporation covenants that all Class A Common Stock issued upon a Redemption or Direct Exchange will, upon issuance, be validly issued, fully paid and non-assessable. The provisions of this Article XI shall be interpreted and applied in a manner consistent with the corresponding provisions of the Corporation’s certificate of incorporation.

Section 11.05 Effect of Exercise of Redemption or Exchange Right. This Agreement shall continue notwithstanding the consummation of a Redemption or Direct Exchange and all governance or other rights set forth herein shall be exercised by the remaining Members and the Redeemed Member (to the extent of such Redeemed Member’s remaining interest in the Company). No Redemption or Direct Exchange shall relieve such Redeemed Member of any prior breach of this Agreement.

Section 11.06 Tax Treatment. Unless otherwise required by applicable Law, the parties hereto acknowledge and agree that a Redemption or a Direct Exchange, as the case may be, shall be treated as a direct exchange between the Corporation and the Redeemed Member for U.S. federal (and applicable state and local) income tax purposes and no party shall take a position inconsistent with such intended tax treatment on any tax return, amendment thereof or any other communication with a taxing authority, in each case unless otherwise required by a “determination” within the meaning of Section 1313 of the Code. The issuance of shares of Class A Common Stock or other securities upon a Redemption or Direct Exchange shall be made without charge to the Redeemed Member for any stamp or other similar tax in respect of such issuance.

ARTICLE XII.

ADMISSION OF MEMBERS

Section 12.01 Substituted Members. Subject to the provisions of Article X, in connection with the Permitted Transfer of a Company Interest hereunder, the transferee shall become a substituted Member (“Substituted Member”) on the effective date of such Transfer, which effective date shall not be earlier than the date of compliance with the conditions to such Transfer, and such admission shall be shown on the books and records of the Company.

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Section 12.02 Additional Members. Subject to the provisions of Article III and Article X, any Person that is not the Corporation or a MidCo Unitholder may be admitted to the Company as an additional Member (any such Person, an “Additional Member”) only upon furnishing to the Manager (a) a Joinder (or other counterpart to this Agreement acceptable to the Manager) and counterparts of any applicable Other Agreements and (b) such other documents or instruments as may be reasonably necessary or appropriate to effect such Person’s admission as a Member (including entering into such documents as the Manager may deem appropriate in its reasonable discretion). Such admission shall become effective on the date on which the Manager determines in its reasonable discretion that such conditions have been satisfied and when any such admission is shown on the books and records of the Company.

ARTICLE XIII.

WITHDRAWAL AND RESIGNATION; TERMINATION OF RIGHTS

Section 13.01 Withdrawal and Resignation of Members. No Member shall have the power or right to withdraw or otherwise resign as a Member from the Company prior to the dissolution and winding up of the Company pursuant to Article XIV. Any Member, however, that attempts to withdraw or otherwise resign as a Member from the Company without the prior written consent of the Manager upon or following the dissolution and winding up of the Company pursuant to Article XIV, but prior to such Member receiving the full amount of Distributions from the Company to which such Member is entitled pursuant to Article XIV, shall be liable to the Company for all damages (including all lost profits and special, indirect and consequential damages) directly or indirectly caused by the withdrawal or resignation of such Member. Upon a Transfer of all of a Member’s Units in a Transfer permitted by this Agreement, subject to the provisions of Section 10.06, such Member shall cease to be a Member.

ARTICLE XIV.

DISSOLUTION AND LIQUIDATION

Section 14.01 Dissolution. The Company shall not be dissolved by the admission of Additional Members or Substituted Members or the attempted withdrawal or resignation of a Member. The Company shall dissolve, and its affairs shall be wound up, upon:

(a) the unanimous decision of the Manager together with all the Members to dissolve the Company;

(b) a Change of Control Transaction that is not approved by the Majority Members;

(c) a dissolution of the Company under Section 18-801(4) of the Delaware Act; or

(d) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Act.

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Except as otherwise set forth in this Article XIV, the Company is intended to have perpetual existence. An Event of Withdrawal shall not cause a dissolution of the Company and the Company shall continue in existence subject to the terms and conditions of this Agreement.

Section 14.02 Liquidation and Termination. On dissolution of the Company, the Manager shall act as liquidator or may appoint one or more Persons as liquidator. The liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Delaware Act. The costs of liquidation shall be borne as a Company expense. Until final distribution, the liquidators shall continue to operate the Company properties with all of the power and authority of the Manager. The steps to be accomplished by the liquidators are as follows:

(a) as promptly as possible after dissolution and again after final liquidation, the liquidators shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

(b) the liquidators shall cause the notice described in the Delaware Act to be mailed to each known creditor of and claimant against the Company in the manner described thereunder;

(c) the liquidators shall pay, satisfy or discharge from Company funds, or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidators may reasonably determine): first, all expenses incurred in liquidation; and second, all of the debts, liabilities and obligations of the Company; and

(d) all remaining assets of the Company shall be distributed to the Members in accordance with Article IV by the end of the Taxable Year during which the liquidation of the Company occurs (or, if later, by ninety (90) days after the date of the liquidation). The distribution of cash and/or property to the Members in accordance with the provisions of this Section 14.02 and Section 14.03 below constitutes a complete return to the Members of their Capital Contributions, a complete distribution to the Members of their interest in the Company and all the Company’s property and constitutes a compromise to which all Members have consented within the meaning of the Delaware Act. To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds.

Section 14.03 Deferment; Distribution in Kind. Notwithstanding the provisions of Section 14.02, but subject to the order of priorities set forth therein, if upon dissolution of the Company the liquidators determine that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Members, the liquidators may, in their sole discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy Company liabilities (other than loans to the Company by Members) and reserves. Subject to the order of priorities set forth in Section 14.02, the liquidators may, in their sole discretion, distribute to the Members, in lieu of cash, either (a) all or any portion of such remaining Company assets in-kind in accordance with the provisions of Section 14.02(d), (b) as tenants in common and in accordance with the provisions of

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Section 14.02(d), undivided interests in all or any portion of such Company assets or (c) a combination of the foregoing. Any such Distributions in kind shall be subject to (x) such conditions relating to the disposition and management of such assets as the liquidators deem reasonable and equitable and (y) the terms and conditions of any agreements governing such assets (or the operation thereof or the holders thereof) at such time. Any Company assets distributed in kind will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Article V. The liquidators shall determine the Fair Market Value of any property distributed in accordance with the valuation procedures set forth in Article XV.

Section 14.04 Cancellation of Certificate. On completion of the distribution of Company assets as provided herein, the Company is terminated (and the Company shall not be terminated prior to such time), and the Manager (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take such other actions as may be necessary to terminate the Company. The Company shall be deemed to continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 14.04.

Section 14.05 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Sections 14.02 and 14.03 in order to minimize any losses otherwise attendant upon such winding up.

Section 14.06 Return of Capital. The liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Members (it being understood that any such return shall be made solely from Company assets).

ARTICLE XV.

VALUATION

Section 15.01 Determination. “Fair Market Value” of a specific Company asset will mean the amount which the Company would receive in an all-cash sale of such asset in an arms-length transaction with a willing unaffiliated third party, with neither party having any compulsion to buy or sell, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value (and after giving effect to any transfer taxes payable in connection with such sale), as such amount is determined by the Manager (or, if pursuant to Section 14.02, the liquidators) in its good faith judgment using all factors, information and data it deems to be pertinent.

Section 15.02 Dispute Resolution. If any Member or Members dispute the accuracy of any determination of Fair Market Value in accordance with Section 15.01, and the Manager and such Member(s) are unable to agree on the determination of the Fair Market Value of any asset of the Company, the Manager and such Member(s) shall each select a nationally recognized investment banking firm experienced in valuing securities of closely-held companies such as the Company in the Company’s industry (the “Appraisers”), who shall each determine the Fair Market Value of the asset or the Company (as applicable) in accordance with the provisions of Section 15.01. The

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Appraisers shall be instructed to give written notice of their determination of the Fair Market Value of the asset or the Company (as applicable) within thirty (30) days of their appointment as Appraisers. If Fair Market Value as determined by an Appraiser is higher than Fair Market Value as determined by the other Appraiser by 10% or more, and the Manager and such Member(s) do not otherwise agree on a Fair Market Value, the original Appraisers shall designate a third Appraiser meeting the same criteria used to select the original two. If Fair Market Value as determined by an Appraiser is within 10% of the Fair Market Value as determined by the other Appraiser (but not identical), and the Manager and such Member(s) do not otherwise agree on a Fair Market Value, the Manager shall select the Fair Market Value of one of the Appraisers. The fees and expenses of the Appraisers shall be borne by the Company.

ARTICLE XVI.

GENERAL PROVISIONS

Section 16.01 Power of Attorney.

(a) Each Member who is an individual hereby constitutes and appoints the Manager (or the liquidator, if applicable) with full power of substitution, as his or her true and lawful agent and attorney-in-fact, with full power and authority in his, her or its name, place and stead, to:

(i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof which the Manager deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (B) all instruments which the Manager deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the Manager deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, withdrawal or substitution of any Member pursuant to Article XII or Article XIII; and

(ii) sign, execute, swear to and acknowledge all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of the Manager, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is consistent with the terms of this Agreement, in the reasonable judgment of the Manager, to effectuate the terms of this Agreement.

(b) The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Member who is an individual and the transfer of all or any portion of his, her or its Company Interest and shall extend to such Member’s heirs, successors, assigns and personal representatives.

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Section 16.02 Confidentiality. The Manager and each of the Members agree to hold the Company’s Confidential Information in confidence and may not use such information except in furtherance of the business of the Company or as otherwise authorized separately in writing by the Manager. “Confidential Information” as used herein includes, but is not limited to, ideas, financial product structuring, business strategies, innovations and materials, all aspects of the Company’s business plan, proposed operation and products, corporate structure, financial and organizational information, analyses, proposed partners, software code and system and product designs, employees and their identities, equity ownership, the methods and means by which the Company plans to conduct its business, all trade secrets, trademarks, tradenames and all intellectual property associated with the Company’s business, in each case obtained by a Member from the Company or any of its Affiliates or representatives. With respect to the Manager and each Member, Confidential Information does not include information or material that: (a) is rightfully in the possession of the Manager or each Member at the time of disclosure by the Company; (b) before or after it has been disclosed to the Manager or each Member by the Company, becomes part of public knowledge, not as a result of any action or inaction of the Manager or such Member, respectively, in violation of this Agreement; (c) is approved for release by written authorization of the Chief Executive Officer of the Company or of the Corporation; (d) is disclosed to the Manager or such Member or their representatives by a third party not, to the knowledge of the Manager or such Member, respectively, in violation of any obligation of confidentiality owed to the Company with respect to such information; or (e) is or becomes independently developed by the Manager or such Member or their respective representatives without use or reference to the Confidential Information.

Section 16.03 Amendments. This Agreement may be amended or modified solely by the Manager, subject to the prior written consent of both (a) the Majority Members and (b) the Audit Committee of the Corporate Board; provided, that, solely for purposes of this Section 16.03, the second reference to “a majority” in the definition of Majority Members shall be deemed to be “thirty-three percent (33%) or more.” Notwithstanding the foregoing, no amendment or modification (a) to this Section 16.03 may be made without the prior written consent of each of the Members, (b) that modifies the limited liability of any Member, or increases the liabilities or obligations of any Member, in each case, may be made without the consent of each such affected Member, (c) that materially alters or changes any rights, preferences or privileges of any Company Interests in a manner that is different or prejudicial relative to any other Company Interests, may be made without the approval of a majority in interest of the Members holding the Company Interests affected in such a different or prejudicial manner, (d) that materially alters or changes any rights, preferences or privileges of a holder of any class of Company Interests in a manner that is different or prejudicial relative to any other holder of the same class of Company Interests, may be made without the approval of the holder of Company Interests affected in such a different or prejudicial manner and (e) to any of the terms and conditions of this Agreement which terms and conditions expressly require the approval or action of certain Persons may be made without obtaining the consent of the requisite number or specified percentage of such Persons who are entitled to approve or take action on such matter; provided, that the Manager, acting alone, may amend this Agreement to reflect the issuance of additional Units or Equity Securities in accordance with Section 3.04.

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Section 16.04 Title to Company Assets. Company assets shall be deemed to be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof. The Company shall hold title to all of its property in the name of the Company and not in the name of any Member. All Company assets shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such Company assets is held. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be transferred or encumbered for, or in payment of, any individual obligation of any Member.

Section 16.05 Addresses and Notices. Any notice, request, demand or instruction specified or permitted by this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company or by electronic mail at the address set forth below and to any other recipient and to any Member at such address as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally or sent by telecopier (provided confirmation of transmission is received), three (3) days after deposit in the U.S. mail and one (1) day after deposit with a reputable overnight courier service or if sent by electronic mail, upon confirmed receipt. Whenever any notice is required to be given by Law or this Agreement, a written waiver thereof signed by the Person entitled to such notice, whether before or after the time stated at which such notice is required to be given, shall be deemed equivalent to the giving of such notice.. The Company’s address is:

to the Company:

Centennial Resource Production, LLC

[ ⚫ ]

with a copy (which copy shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attn:         Ryan J. Maierson

      John M. Greer

E-mail:  ryan.maierson@lw.com

    john.greer@lw.com

Section 16.06 Binding Effect; Intended Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 16.07 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Company Profits, Losses, Distributions, capital or property other than as a secured creditor.

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Section 16.08 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 16.09 Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

Section 16.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any suit, dispute, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be heard in the state or federal courts of the State of Delaware, and the parties hereby consent to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT) AND SHALL HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE. WITHOUT LIMITING THE FOREGOING, TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY AT THE ADDRESS REFERRED TO IN SECTION 16.05 (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT), TOGETHER WITH WRITTEN NOTICE OF SUCH SERVICE TO SUCH PARTY, SHALL BE DEEMED EFFECTIVE SERVICE OF PROCESS UPON SUCH PARTY.

Section 16.11 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 16.12 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement.

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Section 16.13 Delivery by Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, or entered into by the Company in accordance herewith, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic signature and/or an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic signature or electronic transmission to execute and/or deliver a document or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense..

Section 16.14 Right of Offset. Whenever the Company is to pay any sum (other than pursuant to Article IV) to any Member, any amounts that such Member owes to the Company which are not the subject of a good faith dispute may be deducted from that sum before payment. For the avoidance of doubt, the distribution of Units to the Corporation shall not be subject to this Section 16.14.

Section 16.15 Effectiveness. This Agreement shall be effective immediately upon the Business Combination Closing (the “Effective Time”). The Fifth A&R LLC Agreement shall govern the rights and obligations of the Company and the other parties to this Agreement in their capacity as Members prior to the Effective Time.

Section 16.16 Entire Agreement. This Agreement, those documents expressly referred to herein (including the Registration Rights Agreement), the Business Combination Agreement, any indemnity agreements entered into in connection with the Fifth A&R LLC Agreement with any member of the board of managers at that time and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. For the avoidance of doubt, the Fifth A&R LLC Agreement is superseded by this Agreement as of the Effective Time and shall be of no further force and effect thereafter.

Section 16.17 Remedies. Each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any Law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law.

Section 16.18 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or

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instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

COMPANY:

CENTENNIAL RESOURCE PRODUCTION, LLC

By:
Name:
Title:

[Signature Page to Sixth Amended and Restated Limited Liability Company Agreement]

MEMBERS:

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:
Name:
Title:

CENTENNIAL CORP.

By:
Name:
Title:

[Signature Page to Sixth Amended and Restated Limited Liability Company Agreement]

COLGATE ENERGY PARTNERS III MIDCO, LLC

By:
Name:
Title:

[Signature Page to Sixth Amended and Restated Limited Liability Company Agreement]

SCHEDULE 11

SCHEDULE OF MEMBERS

Member	Common Units		Percentage Interest		Business Combination Closing Capital Account Balance		Additional Cash Capital Contributions	Additional Non-Cash Capital Contributions	Capital Accounts
Centennial Resource Development, Inc.	[	⚫ ]	[	⚫ ]	[	⚫ ]	—	—	[	⚫ ]
Centennial Corp.	[	⚫ ]	[	⚫ ]	[	⚫ ]	—	—	[	⚫ ]
Colgate Energy Partners III MidCo, LLC	[	⚫ ]	[	⚫ ]	[	⚫ ]	—	—	[	⚫ ]

[1]

This Schedule of Members shall be updated from time to time to reflect any adjustment with respect to any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Common Units, or to reflect any additional issuances of Common Units pursuant to this Agreement.

EXHIBIT A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of [ ⚫ ], 2022 (this “Joinder”), is delivered pursuant to that certain Sixth Amended and Restated Limited Liability Company Agreement, dated as of [ ⚫ ], 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”) by and among Centennial Resource Production, LLC, a Delaware limited liability company (the “Company”), Centennial Resource Development, Inc., a Delaware corporation and the managing member of the Company (the “Manager”), Centennial Corp., a Delaware corporation, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company, and each of the Members from time to time party thereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the LLC Agreement.

1. Joinder to the LLC Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Manager, the undersigned hereby is and hereafter will be a Member under the LLC Agreement and a party thereto, with all the rights, privileges and responsibilities of a Member thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the LLC Agreement as if it had been a signatory thereto as of the date thereof.

2. Incorporation by Reference. All terms and conditions of the LLC Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.

3. Address. All notices under the LLC Agreement to the undersigned shall be direct to:

[Name]

[Address]

[City, State, Zip Code]

Attn:

Facsimile:

E-mail:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NAME OF NEW MEMBER]

By:
Name:
Title:

Acknowledged and agreed

as of the date first set forth above:

CENTENNIAL RESOURCE PRODUCTION, LLC

By: CENTENNIAL RESOURCE DEVELOPMENT, INC.,

its Managing Member

By:
Name:
Title: